 As filed electronically with the Securities and Exchange Commission on April
                                    30, 2003


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Registration No. 33-507
Pre-Effective Amendment No. ____
Post-Effective Amendment No. 57


                                     and/or


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
1940 Act File No. 811-4419



Amendment No.                58


                        (Check appropriate box or boxes.)

                      AEGON/Transamerica Series Fund, Inc.
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               570 Carillon Parkway, St. Petersburg, Florida 33716
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (727) 299-1800

     John K. Carter, Esq. 570 Carillon Parkway St. Petersburg, Florida 33716
     -----------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Approximate date of proposed public offering:

It is proposed that this filing will become effective:


[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485.


[ ] 75 days after filing pursuant to paragraph (a) (2) of Rule 485.

[ ] On (Date) pursuant to paragraph (a) (1) of Rule 485.

[ ] On (Date) pursuant to paragraph (a) (2) of Rule 485.

[ ] Immediately upon filing pursuant to paragraph (b) of Rule 485.


[X] On May 1, 2003 pursuant to paragraph (b) of Rule 485.


If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                       PROSPECTUS

                                               AEGON/TRANSAMERICA
                                                SERIES FUND, INC.


                                                      May 1, 2003


   AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE
                           COMMISSION
       HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
          PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
    ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents


------------------------------------------------------- AEGON/TRANSAMERICA SERIES FUND, INC.
Information about each portfolio you               i    Investor Information
should know before investing                            INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                                AB-1    AEGON Bond
                                               AAG-1    Alger Aggressive Growth
                                              ACGI-1    American Century Income & Growth
                                               ACI-1    American Century International
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                            BRGSTO-1    BlackRock Global Science & Technology Opportunities
                                             BRLCV-1    BlackRock Large Cap Value
                                             BRMCG-1    BlackRock Mid Cap Growth
                                               CGG-1    Capital Guardian Global
                                             CGUSE-1    Capital Guardian U.S. Equity
                                               CGV-1    Capital Guardian Value
                                              CRES-1    Clarion Real Estate Securities
                                               DMC-1    Dreyfus Mid Cap
                                              DSCV-1    Dreyfus Small Cap Value (closed to new investors)
                                               FGI-1    Federated Growth & Income
                                             GEUSE-1    GE U.S. Equity
                                               GCA-1    Great Companies -- America(SM)
                                               GCG-1    Great Companies -- Global(2)
                                               GCT-1    Great Companies -- Technology(SM)
                                                JB-1    Janus Balanced
                                               JGL-1    Janus Global
                                               JGR-1    Janus Growth
                                              JNGR-1    Jennison Growth
                                             JPMEI-1    J.P. Morgan Enhanced Index
                                           LKCMSTR-1    LKCM Strategic Total Return
                                             MARGR-1    Marsico Growth
                                             MFSHY-1    MFS High Yield
                                                MN-1    Munder Net50
                                           PBHGMCG-1    PBHG Mid Cap Growth
                                           PBHGNWQ-1    PBHG/NWQ Value Select
                                             PIMCO-1    PIMCO Total Return
                                               SAC-1    Salomon All Cap
                                              S+AG-1    Select + Aggressive
                                               S+C-1    Select + Conservative
                                             S+G&I-1    Select + Growth & Income
                                             TRPEI-1    T. Rowe Price Equity Income
                                             TRPGS-1    T. Rowe Price Growth Stock
                                             TRPSC-1    T. Rowe Price Small Cap
                                               TAV-1    Third Avenue Value
                                               TCS-1    Transamerica Convertible Securities
                                                TE-1    Transamerica Equity
                                               TGO-1    Transamerica Growth Opportunities
                                               TMM-1    Transamerica Money Market
                                             TUSGS-1    Transamerica U.S. Government Securities
                                               TVB-1    Transamerica Value Balanced

Table of Contents


------------------------------------------------------- AEGON/TRANSAMERICA SERIES FUND, INC.
                                             VKAIA-1    Van Kampen Active International Allocation
                                              VKAA-1    Van Kampen Asset Allocation
                                              VKEG-1    Van Kampen Emerging Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Explanation of Strategies and Risks
Series Fund, Inc. portfolios.                      3    Performance Information
                                                   3    Other Information

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                                     Back Cover
about each portfolio.

Investor Information
[GLOBE ICON]
OVERVIEW
--------------------------


AEGON/Transamerica Series Fund, Inc. (Fund or ATSF) currently offers several separate series or investment portfolios. This prospectus includes the portfolios that are available under the policy or annuity contract that you have chosen. The Fund is an open-end management investment company, more commonly known as a mutual fund.



Shares of these portfolios are intended to be sold to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company (formerly, AUSA Life Insurance Company), Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.


INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio can be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.


- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.


- Past performance does not necessarily indicate future results.


More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Fund, Inc. Statement of Additional Information (SAI).


TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
[BULLSEYE]

       The chess piece indicates discussion about a portfolio's strategies. [CHESS PIECE]

       The stoplight indicates the risks of investing in a portfolio.
[STOP LIGHT]

[GRAPH]The graph indicates investment performance.

       The question mark provides information about how a similar fund managed by a portfolio's sub-adviser has performed.
[QUESTION]

       The briefcase provides information about Fund management.
[BRIEF CASE]

       The money sign provides financial information about your portfolio. [DOLLAR SYMBOL]

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS ARE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE FUND'S PORTFOLIO MAY BE HIGHER OR LOWER THAN THE RESULTS OF THESE PORTFOLIOS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE FUND'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO.

---------------------
The portfolio may be appropriate for the investor who seeks current income with preservation of capital, and who can tolerate the fluctuation in principal associated with changes in interest rates.

(AEGON LOGO)    AEGON Bond
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Banc One Investment Advisors Corporation (Banc
One), seeks to achieve the portfolio's objective by investing principally in:

 - U.S. government securities obligations, including Treasury and Agency Securities

 - Medium to high-quality corporate bonds

 - Mortgage-backed securities, including pass-through and Collateralized Mortgage Obligations (CMOs)

 - Asset-backed securities

To a lesser extent it may invest in:

 - U.S. dollar-denominated foreign bonds

 - Short-term securities, including agency discount notes and commercial paper

Banc One analyzes four major factors in managing and constructing the portfolio: duration, market sector, maturity concentrations and individual securities. Banc One looks for market sectors and individual securities that it believes will perform well over time. Banc One is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - changes in interest rates

 - length of time to maturity

 - issuers defaulting on their obligations to pay interest or return principal

HIGH-YIELD/HIGH-RISK FIXED-INCOME SECURITIES

- credit risk

- greater sensitivity to interest rate movements

- greater vulnerability to economic changes

- decline in market value in event of default

- less liquidity

CREDIT RISK

The price of a bond is affected by the issuer's or counterparty's credit quality. Changes in financial condition and general economic conditions can affect the ability to honor financial obligations and therefore credit quality. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Even within securities considered investment grade, differences exist in credit quality and some investment grade debt securities may have speculative characteristics. A security's price may be adversely affected by the market's opinion of the security's credit quality level even if the issuer or counterparty has suffered no degradation in ability to honor the obligation.

INTEREST RATE CHANGES

Interest rate increases can cause the price of a debt security to decrease.

MORTGAGE AND OTHER ASSET-BACKED SECURITIES


Ginnie Maes, and other mortgage- and asset-backed securities, differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The portfolio may receive unscheduled prepayments of principal due to voluntary prepayments, and refinancing or foreclosure on the underlying mortgage or other loans.


                                      ATSF
                                AB- 1 AEGON Bond

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------


The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.


TOTAL RETURN

(per calendar year)

[PERFORMANCE GRAPH]

1993                                                                             13.38%
1994                                                                             -6.94%
1995                                                                             22.99%
1996                                                                              0.14%
1997                                                                              9.16%
1998                                                                              9.32%
1999                                                                             -2.94%
2000                                                                             10.89%
2001                                                                              8.07%
2002                                                                              9.97%

The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:     8.20%  Quarter  6/30/95
Lowest:     (4.90)% Quarter  3/31/94



                         AVERAGE ANNUAL TOTAL RETURNS*


                  (For Calendar Year ended December 31, 2002)



                              1 YEAR    5 YEARS   10 YEARS
                              -------   -------   --------
AEGON Bond                       9.97%     6.94%     7.09%
Lehman Brothers Aggregate
  Bond Index                    10.25%     7.55%     7.51%
Lehman Brothers U.S.
  Government/Credit (LBGCB)
  Index                         11.04%     7.62%     7.61%



*Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.


[MONEY ICON]

EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.


(1) Prior to May 1, 2002, this portfolio was sub-advised by AEGON USA Investment Management, LLC.

                                      ATSF
                                AB- 2 AEGON Bond

FEE TABLE



ANNUAL PORTFOLIO OPERATING EXPENSES()a) (expenses that are deducted from portfolio assets)



% of average daily net assets



                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.45%      0.45%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.53%      0.78%
Expense reduction(b)                         N/A        N/A
                                          ------------------
NET OPERATING EXPENSES                      0.53%      0.78%
------------------------------------------------------------



(a)Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operation 5/01/03.


(b)Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.70%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.70%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.



   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.



EXPENSE EXAMPLE



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $54      $170      $296       $665
Service Class                    $80      $249      $433       $966
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Banc One Investment Advisors Corporation

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.45%.

PORTFOLIO MANAGERS:


The portfolio is managed by a team of managers and research analysts.


                                      ATSF
                                AB- 3 AEGON Bond

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.



                                                            FOR THE YEAR ENDED DECEMBER 31,*
                                                --------------------------------------------------------
                                                  2002        2001        2000        1999        1998
                                                --------    --------    --------    --------    --------
Net asset value, beginning of year              $  11.96    $  11.14    $  10.61    $  11.59    $  11.14
                                                --------    --------    --------    --------    --------
  Income from operations:
    Net investment income (loss)                    0.64        0.63        0.67        0.64        0.64
    Net realized and unrealized gain (loss)
      on investments                                0.54        0.27        0.48       (0.97)       0.40
                                                --------    --------    --------    --------    --------
      Net income (loss) from operations             1.18        0.90        1.15       (0.33)       1.04
                                                --------    --------    --------    --------    --------
  Distributions:
    Dividends from net investment income           (0.46)      (0.08)      (0.62)      (0.65)      (0.59)
    Distributions from net realized gains on
      investments                                   0.00        0.00        0.00        0.00        0.00
                                                --------    --------    --------    --------    --------
      Total distributions                          (0.46)      (0.08)      (0.62)      (0.65)      (0.59)
                                                --------    --------    --------    --------    --------
Net asset value, end of year                    $  12.68    $  11.96    $  11.14    $  10.61    $  11.59
                                                ========    ========    ========    ========    ========
Total return                                        9.97%       8.07%      10.89%      (2.94)%      9.32%
Ratios and supplemental data:
    Net assets at end of year (in thousands)    $331,734    $255,940    $142,027    $153,885    $170,744
    Ratio of expenses to average net assets         0.53%       0.55%       0.53%       0.53%       0.54%
    Ratio of net investment income (loss) to
      average net assets                            5.21%       5.42%       6.06%       5.67%       5.54%
    Portfolio turnover rate                        48.79%      52.79%      45.26%      26.40%      51.60%



* Prior to May 1, 2002, AEGON USA Investment Management, LLC served as sub-adviser to this portfolio.


NOTES TO FINANCIAL HIGHLIGHTS


Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.


                                      ATSF
                                AB- 4 AEGON Bond

---------------------
This portfolio may be appropriate for the investor who seeks capital growth aggressively, and can tolerate wide swings in the value of his investment.
---------------------
When a portfolio manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.

(ALGER LOGO)    Alger Aggressive Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Fred Alger Management, Inc. (Alger), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities such as common or preferred stocks

 - Convertible securities (convertible securities are securities which can be exchanged or converted into common stock of such companies)

To a lesser extent, the sub-adviser may invest portfolio assets in:

 - U.S. dollar denominated securities of foreign issuers (American Depositary Receipts (ADRs))

 - Money market instruments

 - Repurchase agreements

Under normal market conditions, the portfolio invests at least 85% of its assets in common stocks. The portfolio invests in companies of any size that the portfolio managers consider to be growing rapidly. A research oriented, "bottom-up" approach to security selection is emphasized.

The portfolio may also use leveraging, a technique that involves borrowing money to invest in an effort to enhance shareholder returns.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTING AGGRESSIVELY


- The value of developing company stocks may be very volatile and can drop significantly in a short period of time.


- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.


- Use of futures and other derivatives may make the portfolio more volatile.


CONVERTIBLES

As with all debt securities, the market value of convertibles tends to decline as interest rates increase and, conversely, to increase as interest rates decline.

LEVERAGING

Leveraging by a portfolio involves special risks:

 - Leveraging practices may make a portfolio more volatile.

 - Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio's securities.

 - Money borrowed for leveraging is subject to interest costs.

 - Minimum average balances may need to be maintained or a line of credit in connection with borrowing may be necessary resulting in an increase in the cost of borrowing over the stated interest rate.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                         AAG- 1 Alger Aggressive Growth

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------


The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.


TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1995                                                                             38.02%
1996                                                                             10.45%
1997                                                                             24.25%
1998                                                                             48.69%
1999                                                                             69.02%
2000                                                                            -31.33%
2001                                                                            -16.45%
2002                                                                            -34.39%

The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:   44.67%  Quarter  12/31/99
Lowest:   (22.51)% Quarter  12/31/00



                         AVERAGE ANNUAL TOTAL RETURNS*


                  (For Calendar Year ended December 31, 2002)



                                            SINCE INCEPTION
                       1 YEAR     5 YEARS   (MARCH 1, 1994)
                       -------    -------   ---------------
Alger Aggressive
  Growth                (34.39)%    (1.11)%        6.67%
S&P 500 Composite
  Stock Index           (22.09)%    (0.58)%        9.36%



*Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.


[MONEY ICON]

EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.



FEE TABLE



ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)



% of average daily net assets



                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.10%      0.10%
                                          ------------------
TOTAL                                       0.90%      1.15%
Expense reduction(b)                         N/A        N/A
                                          ------------------
NET OPERATING EXPENSES                      0.90%      1.15%
------------------------------------------------------------



(a)Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.


(b)Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.



   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.


                                      ATSF
                         AAG- 2 Alger Aggressive Growth

EXPENSE EXAMPLE



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 92     $287      $498      $1,108
Service Class                    $117     $365      $633      $1,398
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Fred Alger Management, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.80%.


PORTFOLIO MANAGERS: Frederick M. Alger III is the chief market strategist for the portfolio overseeing the investments of the portfolio. David Hyun CFA, is responsible for the day-to-day operations and has served as portfolio manager since September 2001. Mr. Alger is the founder of Alger. Mr. Hyun joined Alger in 1991 and previously served as co-manager of the portfolio from 1997 to June 2000. Mr. Hyun joined Oppenheimer Fund in June 2000 and served as portfolio manager until September 2001.


[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report which is available upon request by calling the Fund at 1-800-851-9777.



                                                               YEAR ENDED DECEMBER 31,
                                              ----------------------------------------------------------
                                                2002        2001        2000         1999         1998
                                              --------    --------    --------    ----------    --------
Net asset value, beginning of year            $  16.34    $  19.56    $  33.28    $    22.44    $  16.04
                                              --------    --------    --------    ----------    --------
Income from operations:
  Net investment income (loss)                   (0.07)      (0.03)      (0.09)        (0.15)      (0.04)
  Net realized and unrealized gain (loss) on
    investments                                  (5.55)      (3.19)     (10.03)        14.95        7.68
                                              --------    --------    --------    ----------    --------
    Net income (loss) from operations            (5.62)      (3.22)     (10.12)        14.80        7.64
                                              --------    --------    --------    ----------    --------
Distributions:
  Dividends from net investment income            0.00        0.00       (0.42)        (1.54)      (0.05)
  Distributions from net realized gains on
    investments                                   0.00        0.00       (3.18)        (2.42)      (1.19)
                                              --------    --------    --------    ----------    --------
    Total distributions                           0.00        0.00       (3.60)        (3.96)      (1.24)
                                              --------    --------    --------    ----------    --------
Net asset value, end of year                  $  10.72    $  16.34    $  19.56    $    33.28    $  22.44
                                              ========    ========    ========    ==========    ========
Total return                                    (34.39)%    (16.45)%    (31.33)%       69.02%      48.69%
Ratios and supplemental data:
  Net assets at end of year (in thousands)    $403,301    $682,355    $907,696    $1,117,511    $574,164
  Ratio of expenses to average net assets         0.90%       0.97%       0.86%         0.89%       0.91%
  Ratio of net investment income (loss) to
    average net assets                           (0.49)%     (0.15)%     (0.31)%       (0.56)%     (0.21)%
  Portfolio turnover rate                       196.99%     104.17%     122.70%       101.71%     117.44%



NOTES TO FINANCIAL HIGHLIGHTS



Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.


                                      ATSF
                         AAG- 3 Alger Aggressive Growth

---------------------
This portfolio may be appropriate for the investor who seeks long-term capital growth, is comfortable with the portfolio's short-term price volatility and the risks associated with the portfolio's investment strategy.

(AMERICAN CENTURY LOGO)    American Century Income & Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks dividend growth, current income and capital appreciation by investing in common stock.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, American Century Investment Management, Inc. (American Century), seeks to achieve this objective by investing principally in:

 - Common stocks


The portfolio's investment strategy utilizes quantitative management techniques in a two-step process that draws heavily on computer technology. In the first step, the portfolio manager ranks stocks, primarily the 1,500 largest publicly traded companies in the United States (measured by the value of their stock), from most attractive to least attractive. This is determined by using a computer model that combines measures of a stock's value, as well as measures of its growth potential. To measure value, the manager uses ratios of stock price-to-book value and stock price-to-cash flow, among others. To measure growth, the manager uses the rate of growth of company's earnings and changes in its earnings estimates, as well as other factors.



In the second step, the manager uses a technique called portfolio optimization. In portfolio optimization, the manager uses a computer model to build a portfolio of stocks from the ranking described above that it believes will provide the optimal balance between risk and expected return. The goal is to create a portfolio that provides better returns than its benchmark, without taking on significant additional risk.



The portfolio manager does not attempt to time the market. Instead, under normal market conditions, it intends to keep the portfolio essentially fully invested in stocks regardless of the movement of the stock prices generally. When the manager believes it is prudent, the portfolio may invest a portion of its assets in convertible debt securities, foreign securities, short-term securities, non-leveraged futures contracts and other similar securities.



Futures contracts, a type of derivative security, can help the portfolio's cash assets remain liquid while performing more like stocks. The portfolio has a policy governing futures and similar derivative securities to help manage the risk of these types of instruments. For example, the manager cannot leverage the portfolio's assets by investing in a derivative security.


[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN STOCKS

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!


                                      ATSF
                    ACGI- 1 American Century Income & Growth

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------


The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.


Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.



TOTAL RETURN


(per calendar year)

[PERFORMANCE GRAPH]

2002                                                             -19.38%


The highest and lowest quarterly returns for the period reflected in the bar chart are:



Highest:    9.98%  Quarter  12/31/01
Lowest:   (16.82)% Quarter   9/30/02



                         AVERAGE ANNUAL TOTAL RETURNS*


                  (For Calendar Year ended December 31, 2002)



                                        SINCE INCEPTION
                              1 YEAR     (MAY 1, 2001)
                              ------    ---------------
American Century Income &
  Growth                      (19.38)%      (14.97)%
S&P 500 Composite Stock
  Index                       (22.09)%      (17.67)%



*Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.


[MONEY ICON]

EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.



FEE TABLE



ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)



% of average daily net assets



                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.90%      0.90%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.64%      0.64%
                                          ------------------
TOTAL                                       1.54%      1.79%
Expense reduction(b)                        0.14%      0.14%
                                          ------------------
NET OPERATING EXPENSES                      1.40%      1.65%
------------------------------------------------------------



(a)Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.


(b)Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.40%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.40%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.



   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.


                                      ATSF
                    ACGI- 2 American Century Income & Growth

EXPENSE EXAMPLE



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $143     $473      $826      $1,823
Service Class                    $168     $550      $957      $2,094
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: American Century Investment Management, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.90% of the first $100 million; 0.85% of assets over $100 million up to $250 million; 0.80% of assets in excess of $250 million.

PORTFOLIO MANAGERS:

American Century uses a team of portfolio managers and analysts to manage this portfolio. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the portfolio as they see fit, guided by the portfolio's investment objective and strategy.

The portfolio managers on the investment team are:


JOHN SCHNIEDWIND, CFA, Senior Vice President, Senior Portfolio Manager and Chief Investment Officer -- Quantitative Equity, has been a member of the team since the portfolio's inception. He joined American Century in 1982 and also supervises other portfolio management teams.



KURT BORGWARDT, CFA, Senior Vice President, Senior Portfolio Manager and Director of Quantitative Equity Research, joined American Century in August 1990, and has managed the quantitative equity research effort since then. He has been a member of the team since inception.



VIVIENNE HSU, Portfolio Manager, has been a member of the team since July 1997 and was promoted to Portfolio Manager in February 2002. She joined American Century as a quantitative analyst and became a senior analyst in 2000.



ZILI ZHANG, Vice President and Portfolio Manager/ Director of Quantitative Research, has been a member of the team since joining American Century in January 1997 and was promoted to Portfolio Manager in 2002. He manages the quantitative research team.


                                      ATSF
                    ACGI- 3 American Century Income & Growth

[QUESTIONMARK ICON]
SIMILAR SUB-ADVISER FUND PERFORMANCE
------------------------------------------------------------------

The portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an existing SEC-registered fund that is managed by the portfolio's sub-adviser (and portfolio manager) and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AND PORTFOLIO MANAGER AS THE PORTFOLIO, YOU SHOULD NOT ASSUME THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. The portfolio's future performance may be greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of the portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds or any other fund managed by ATFA.


The tables for the portfolio's respective Similar Sub-Adviser Fund include the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 2002.


These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than the portfolio. The average annual total returns for the Similar Sub-Adviser Funds are shown without the deductions of any applicable sales load as the fund included does not have a sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO.

THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AS "SIMILAR SUB-ADVISER FUNDS.")

(See the SAI for more information about the portfolio's performance.)


                                                                                     AVERAGE ANNUAL TOTAL RETURN
                                                                                        (WITHOUT SALES LOADS)
                                                                          -------------------------------------------------
                                                                           TOTAL                                    SINCE
     ATSF PORTFOLIO        SIMILAR SUB-ADVISER FUND(1)   INCEPTION DATE   ASSETS    1 YEAR   5 YEARS   10 YEARS   INCEPTION
     --------------        ---------------------------   --------------   -------   ------   -------   --------   ---------
American Century           American Century Income &        12/17/90      $4.052B   (19.37)%  (0.09)%    9.67%      11.79%
  Income & Growth                  Growth                Investor Class


(1) The portfolio does not have a sales load.

                                      ATSF
                    ACGI- 4 American Century Income & Growth

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.



                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                              -------------------
                                                                2002       2001*
                                                              --------    -------
Net asset value, beginning of year                            $  9.48     $10.00
                                                              -------     ------
Income from operations:
  Net investment income (loss)                                   0.06       0.03
  Net realized and unrealized gain (loss) on investments        (1.90)     (0.55)
                                                              -------     ------
    Net income (loss) from operations                           (1.84)     (0.52)
                                                              -------     ------
Distributions:
  Dividends from net investment income                           0.00       0.00
  Distributions from net realized gains on investments           0.00       0.00
                                                              -------     ------
    Total distributions                                          0.00       0.00
                                                              -------     ------
Net asset value, end of year                                  $  7.64     $ 9.48
                                                              =======     ======
Total return                                                   (19.38)%    (5.20)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                  $34,898     $6,785
    Ratio of total expenses to average net assets                1.54%      5.95%
    Ratio of net expenses to average net assets                  1.40%      1.40%
    Ratio of net investment income (loss) to average net
     assets                                                      0.76%      0.50%
    Portfolio turnover rate                                     94.07%     46.51%



* The portfolio commenced operations on May 1, 2001.


NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.

                                      ATSF
                    ACGI- 5 American Century Income & Growth

---------------------
This portfolio may be appropriate for the investor who seeks long-term capital growth diversification of his or her investment portfolio through investment in foreign securities, and is comfortable with the risks associated with investing in foreign growth securities and short-term price volatility.
---------------------
When a portfolio manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.


(AMERICAN CENTURY LOGO)    American Century International

[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks capital growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, American Century Investment Management, Inc. (American Century), seeks to achieve this objective by investing principally in:


 - equity securities of growing foreign companies


The portfolio manager uses a growth investment strategy developed by American Century to invest in stocks of companies that it believes will increase in value over time. This strategy looks for companies with earnings and revenue growth potential. Ideally, the portfolio manager looks for companies whose earnings and revenues are not only growing, but growing at a successfully faster, or accelerating, pace. This strategy is based on the premise that, over the long term, the stocks of companies with earnings and revenue growth have a greater-than-average chance to increase in value.


The portfolio manager uses a bottom-upapproach to select stocks to buy for theportfolio. This means the manager makes its investment decisions based primarily on thebusiness fundamentals of the individual companies, rather than on economic forecasts or the outlook for industries or sectors. The portfolio manager tracks financial information for thousands of companies to identify trends in the companies' earnings and revenues. This information is used to help the portfolio manager to select or hold the stocks of companies it believes will be able to sustain their growth, and to sell stocks of companies whose growth begins to slow down.


In addition to locating strong companies with earnings and revenue growth, the portfolio manager believes that it is important to diversify the portfolio's holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the portfolio manager also considers the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.


The portfolio manager does not attempt to time the market. Instead, under normal market conditions, the manager intends to keep the portfolio essentially fully invested in stocks regardless of the movement of stock prices generally. When the manager believes it is prudent, the portfolio may invest a portion of its assets in convertible securities, short-term securities, non-leveraged futures contracts and other similar securities.



Futures contracts, a type of derivative security, can help the portfolio's cash assets remain liquid by performing more like stocks. The portfolio has a policy governing futures and similar derivative securities to help manage the risk of these types of investments. For example, the portfolio manager cannot leverage the portfolio's assets by investing in a derivative security.


[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN STOCKS

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially

                                      ATSF
                     ACI- 1 American Century International
those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

                                      ATSF
                     ACI- 2 American Century International

CURRENCY RISK

This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a portfolio's investments. Portfolios with foreign investments are subject to this risk.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------


The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.



TOTAL RETURN(1)


(per calendar year)

[Performance Graph]

1997                                                                              7.50%
1998                                                                             12.85%
1999                                                                             24.95%
2000                                                                            -14.99%
2001                                                                            -23.44%
2002                                                                            -21.18%


The highest and lowest quarterly returns for the period reflected in the bar chart are:



Highest:   22.87%  Quarter  12/31/99
Lowest:   (19.85)% Quarter  09/30/02



(1) Prior to May 1, 2002, this portfolio had a different sub-adviser.



                         AVERAGE ANNUAL TOTAL RETURNS*


                  (For Calendar Year ended December 31, 2002)



                                           SINCE INCEPTION
                       1 YEAR   5 YEARS   (JANUARY 2, 1997)
                       ------   -------   -----------------
American Century
  International        (21.18)%  (6.27)%         (4.12)%
Morgan Stanley
  Capital
  International-
  Europe, Asia & Far
  East Index (MSCI-
  EAFE)                (15.66)%  (2.62)%         (1.85)%



* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.


[MONEY ICON]

EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.


                                      ATSF
                     ACI- 2 American Century International

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets


                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.98%      0.98%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.80%      0.80%
                                          ------------------
TOTAL                                       1.78%      2.03%
Expense reduction(b)                        0.58%      0.58%
                                          ------------------
NET OPERATING EXPENSES                      1.20%      1.45%
------------------------------------------------------------



(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/03 for expenses that exceed 1.50%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.50%. Subsequent to 5/1/03, operating expense limitation will be reduced to 1.20%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.



    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.


EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


         SHARE CLASS           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
Initial Class                   $122     $533     $  938     $2,072
Service Class                   $148     $610     $1,067     $2,336
--------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: American Century Investment Management, Inc.


ADVISORY FEE: As a percentage of the portfolio's average daily net asset: 1.00% of the first $50 million; 0.95% of assets over $50 million up to $150 million; 0.90% of assets over $150 million up to $500 million; and 0.85% of assets over $500 up to $1 billion; and 0.80% in excess of $1 billion.


PORTFOLIO MANAGERS:

American Century uses a team of portfolio managers and analysts to manage this portfolio. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the portfolio as they see fit, guided by the portfolio's investment objective and strategy.


THE PORTFOLIO MANAGERS ON THE INVESTMENT TEAM ARE:



HENRIK STRABO, Senior Vice President, Senior Portfolio Manager and Chief Investment Officer -- International Equities, has been a member of the team since the portfolio's inception. He joined American Century in 1993 and serves as a member of other management teams for various American Century funds.



MARK S. KOPINSKI, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages International Growth since rejoining American Century in April 1997.



KEITH CREVELING, Portfolio Manager, has been a member of the team that manages International Growth since April 2002. He joined American Century in October 1999, as an analyst. Prior to joining American Century, he was an analyst at Fiduciary Trust Company International from September 1996 to September 1999 and at Brown Brothers Harriman from July 1995 to September 1996.


                                      ATSF
                     ACI- 3 American Century International

[QUESTIONMARK ICON]
SIMILAR SUB-ADVISER FUND PERFORMANCE
------------------------------------------------------------------

The portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an existing SEC-registered fund that is managed by the portfolio's sub-adviser (and portfolio manager) and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AND PORTFOLIO MANAGER AS THE PORTFOLIO, YOU SHOULD NOT ASSUME THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. The portfolio's future performance may be greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of the portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds or any other fund managed by ATFA.


The tables for the portfolio's respective Similar Sub-Adviser Fund include the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 2002.


These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than the portfolio. The average annual total returns for the Similar Sub-Adviser Funds are shown without the deductions of any applicable sales load as the fund included does not have a sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO.

THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AS "SIMILAR SUB-ADVISER FUNDS.")

(See the SAI for more information about the portfolio's performance.)


                                                                   AVERAGE ANNUAL TOTAL RETURN
                                                                      (WITHOUT SALES LOADS)
                                                               ------------------------------------
                                                               TOTAL                                      SINCE
 ATSF PORTFOLIO   SIMILAR SUB-ADVISER FUND(1)  INCEPTION DATE  ASSETS    1 YEAR   5 YEARS  10 YEARS     INCEPTION
 --------------   ---------------------------  --------------  ------   --------  -------  --------  ---------------
American Century  American Century             5/3/91          $2.7B    (19.25)%  (0.33)%   7.43%         7.67%
  International   International Growth         Investor Class



(1) This portfolio does not have a sales load.


                                      ATSF
                     ACI- 4 American Century International

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.



                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------------
                                                      2002       2001       2000       1999       1998
                                                    --------    -------    -------    -------    -------
Net asset value, beginning of year                  $   7.65    $ 10.34    $ 14.28    $ 12.07    $ 10.70
                                                    --------    -------    -------    -------    -------
  Income from operations:
    Net investment income (loss)                        0.01       0.07       0.04       0.04       0.03
    Net realized and unrealized gain (loss) on
      investments                                      (1.63)     (2.45)     (2.15)      2.90       1.35
                                                    --------    -------    -------    -------    -------
      Net income (loss) from operations                (1.62)     (2.38)     (2.11)      2.94       1.38
                                                    --------    -------    -------    -------    -------
  Distributions:
    Dividends from net investment income               (0.02)     (0.28)     (0.19)     (0.05)     (0.01)
    Distributions from net realized gains on
      investments                                       0.00      (0.03)     (1.64)     (0.68)      0.00
                                                    --------    -------    -------    -------    -------
      Total distributions                              (0.02)     (0.31)     (1.83)     (0.73)     (0.01)
                                                    --------    -------    -------    -------    -------
Net asset value, end of year                        $   6.01    $  7.65    $ 10.34    $ 14.28    $ 12.07
                                                    ========    =======    =======    =======    =======
Total return                                          (21.18)%   (23.44)%   (14.99)%    24.95%     12.85%
Ratios and supplemental data:
    Net assets at end of year (in thousands)        $107,761    $29,985    $36,651    $33,579    $32,149
    Ratio of total expenses to average net assets       1.78%      1.63%      1.66%      1.84%      1.96%
    Ratios of net expenses to average net assets        1.49%      1.20%      1.30%      1.50%      1.50%
    Ratio of net investment income (loss) to
      average net assets                                0.23%      0.78%      0.29%      0.31%      0.30%
    Portfolio turnover rate                           261.37%    154.25%    111.83%     99.77%     71.74%


NOTES TO FINANCIAL HIGHLIGHTS


Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Ratio of net expenses to average net assets is net of the advisory fee waiver.


                                      ATSF
                     ACI- 5 American Century International

---------------------

This portfolio may be appropriate for the investor who seeks to preserve capital.



[AEGON TRANSAMERICA LOGO]   Asset Allocation -- Conservative Portfolio


[BULLSEYE ICON]             (formerly, Conservative Asset Allocation)

OBJECTIVE

---------------------------


This portfolio seeks current income and preservation of capital.


[CHESSPIECE ICON]

PRINCIPAL INVESTMENT STRATEGIES

---------------------------------------------------------------


The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing in assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective. Morningstar will serve as a consultant to ATFA by making recommendations as to the asset allocation mix.



In seeking the portfolio's investment objective, ATFA investment strategies include:



 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.



 - Adjusting the portfolio's investments in underlying ATSF portfolios to achieve a neutral mix over time of 30% of assets in equities and 50% of assets in bonds, and 20% in money market instruments. These percentages may vary at different times.



 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.



 - Investing directly in short-term securities when appropriate.



AFTA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.


[STOPLITE ICON]

PRIMARY RISKS

---------------------------------


The portfolio is subject to the following principal investment risks:



UNDERLYING PORTFOLIOS



The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios.



These risks include the following:



STOCKS



While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.



Because the stocks an underlying portfolio holds fluctuate in price, the value of your portfolio's investment in the underlying portfolio will go up and down.



INTEREST RATE CHANGES



Interest rates increases can cause the price of a debt security to decrease.



FOREIGN SECURITIES



Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.



                                      ATSF


              AACONP- 1 Asset Allocation -- Conservative Portfolio

ISSUER-SPECIFIC CHANGES



The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.



PRE-PAYMENT



The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.



YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!



ASSET ALLOCATION -- CONSERVATIVE PORTFOLIO



Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios for each Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report):



                                TOTAL OPERATING
     UNDERLYING PORTFOLIO:      EXPENSE RATIOS
     ---------------------      ---------------
American Century Income &
  Growth                               1.40%
Capital Guardian Global                1.29%
Capital Guardian U.S. Equity           0.98%
Clarion Real Estate Securities         0.98%
Dreyfus Mid Cap                        1.00%
GE U.S. Equity                         0.92%
Great Companies -- America(SM)         0.88%
Jennison Growth                        0.99%
MFS High Yield                         0.91%
PIMCO Total Return                     0.78%
Salomon All Cap                        0.91%
T. Rowe Price Equity Income            0.85%
T. Rowe Price Growth Stock             0.87%
T. Rowe Price Small Cap                0.96%
Third Avenue Value                     0.89%
Transamerica Convertible
  Securities                           1.08%
Transamerica Equity                    0.82%
Transamerica Growth
  Opportunities                        1.12%
Transamerica Money Market              0.41%



After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios (as of December 31, 2002), of the Underlying Portfolios in which it is investing in as of December 31, 2002, the total annualized weighted average expense ratios of the portfolio (calculated as a percentage of average net assets) is estimated to be 1.09%.


[GRAPH ICON]

PAST PERFORMANCE

-----------------------------------------


Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.


[MONEY ICON]

EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.


                                      ATSF
              AACONP- 2 Asset Allocation -- Conservative Portfolio

FEE TABLE



ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)



% of average daily net assets



                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.19%      0.44%
Expense reduction(b)                         N/A        N/A
                                          ------------------
NET OPERATING EXPENSES                      0.19%      0.44%
------------------------------------------------------------



(a)Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.


(b)Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitledto reimbursement by the portfolio of fees waived orreduced during any of the previous 36 monthsbeginning on the date of the expense limitationagreement if on any day the estimated annualizedportfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.



   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.



EXPENSE EXAMPLE



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $19      $ 61      $107       $243
Service Class                    $45      $141      $246       $555
---------------------------------------------------------------------


[BRIEFCASE ICON]

MANAGEMENT

--------------------------------


INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.



ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.10%.



PORTFOLIO MANAGER: This portfolio is managed by an ATFA investment team.


                                      ATSF
              AACONP- 3 Asset Allocation -- Conservative Portfolio

[MONEY ICON]

FINANCIAL HIGHLIGHTS

---------------------------------------------


This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.



                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $  10.00
                                                                   --------
  Income from operations:
    Net investment income (loss)                                       0.06
    Net realized and unrealized gain (loss) on investments            (0.97)
                                                                   --------
      Net income (loss) from operations                               (0.91)
                                                                   --------
  Distributions:
    Dividends from net income                                          0.00
    Distributions from net realized gains on investments               0.00
                                                                   --------
      Total distributions                                              0.00
                                                                   --------
Net asset value, end of year                                       $   9.09
                                                                   ========
Total return                                                          (9.10)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $169,834
    Ratio of expenses to average net assets                            0.19 %
    Ratio of net investment income (loss) to average net
     assets                                                            1.07 %
    Portfolio turnover rate                                           28.27 %



* Portfolio commenced operations on May 1, 2002



NOTES TO FINANCIAL HIGHLIGHTS



Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.


                                      ATSF
              AACONP- 4 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.


[AEGON TRANSAMERICA LOGO]   Asset Allocation -- Growth Portfolio



[BULLSEYE ICON]             (formerly, Aggressive Asset Allocation)

OBJECTIVE
---------------------------

This portfolio seeks capital appreciation and current income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing in assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective. Morningstar will serve as a consultant to ATFA by making recommendations as to the asset allocation mix.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocate 100% of the portfolio's assets among underlying ATSF portfolios based on the investment objective.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - The portfolio may invest directly in short-term securities.

ATFA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary investment risks:

UNDERLYING PORTFOLIOS

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject, indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may results from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INTEREST RATE CHANGES

Interest rates increases can cause the price of a debt security to decrease.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

ISSUER SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

PREPAYMENT


The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!


                                      ATSF


                 AAGRP- 1 Asset Allocation -- Growth Portfolio

ASSET ALLOCATION -- GROWTH PORTFOLIO



Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios for each Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report):



                                   TOTAL OPERATING
UNDERLYING PORTFOLIO               EXPENSE RATIOS
--------------------               ---------------
American Century Income & Growth        1.40%
American Century International          1.20%
Capital Guardian Global                 1.29%
Capital Guardian U.S. Equity            0.98%
Dreyfus Small Cap Value                 0.88%
Federated Growth & Income               0.81%
Great Companies -- America(SM)          0.88%
Great Companies -- Technology(SM)       1.00%
Jennison Growth                         0.99%
PBHG/NWQ Value Select                   0.89%
Salomon All Cap                         0.91%
T. Rowe Price Equity Income             0.85%
Third Avenue Value                      0.89%
Transamerica Equity                     0.82%
Transamerica Growth Opportunities       1.12%
Transamerica Money Market               0.41%
Van Kampen Emerging Growth              0.88%



After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios (as of December 31, 2002), of the Underlying Portfolio in which it is investing in as of December 31, 2002, the total annualized weighted average expense ratio of the Portfolio (calculated as a percentage of average net assets) is estimated to be: 1.18%.


[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------


Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.


[MONEY ICON]

EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.



FEE TABLE



ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)



% of average daily net assets



                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.11%      0.11%
                                          ------------------
TOTAL                                       0.21%      0.46%
Expense reduction(b)                         N/A        N/A
                                          ------------------
NET OPERATING EXPENSES                      0.21%      0.46%
------------------------------------------------------------



(a)Annual portfolio operating expenses for Initial Classes are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.


(b)Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.



   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.



EXPENSE EXAMPLE



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $22      $ 68      $118       $268
Service Class                    $47      $148      $258       $579
---------------------------------------------------------------------



                                      ATSF


                 AAGRP- 2 Asset Allocation -- Growth Portfolio

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------


INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.


ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.

PORTFOLIO MANAGER: An ATFA investment team manages this portfolio.
[MONEY ICON]

FINANCIAL HIGHLIGHTS
---------------------------------------------


This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.



                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $  10.00
                                                                   --------
  Income from operations:
    Net investment income (loss)                                       0.08
    Net realized and unrealized gain (loss) on investments            (1.91)
                                                                   --------
      Net income (loss) from operations                               (1.83)
                                                                   --------
  Distributions:
    Dividends from net investment income                               0.00
    Distributions from net realized gains on investments               0.00
                                                                   --------
      Total distributions                                              0.00
                                                                   --------
Net asset value, end of year                                       $   8.17
                                                                   ========
Total return                                                         (18.30)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $156,176
    Ratio of expenses to average net assets                            0.21 %
    Ratio of net investment income (loss) to average net
     assets                                                            1.43 %
    Portfolio turnover rate                                           19.99 %



* Portfolio commenced operations on May 1, 2002.


NOTES TO FINANCIAL HIGHLIGHTS


Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.



                                      ATSF


                 AAGRP- 3 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.


[AEGON TRANSAMERICA LOGO]   Asset Allocation -- Moderate Portfolio



[BULLSEYE ICON]             (formerly, Moderate Asset Allocation)

OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing in assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective. Morningstar will serve as a consultant to ATFA by making recommendations as to the asset allocation mix.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.


 - Adjusting the portfolio's investments in the underlying ATSF portfolios to achieve a neutral mix over time of 50% of assets in equities and 35% of assets in bonds, 15% in money market instruments. These percentages may vary at different times.


 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.


 - Investing directly in short-term securities when appropriate.


ATFA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

UNDERLYING PORTFOLIOS

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks an underlying portfolio holds fluctuate in price, the value of your investment in the underlying portfolio will go up and down.

INTEREST RATE CHANGES

Interest rates increases can cause the price of a debt security to decrease.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

                                      ATSF

                AAMODP- 1 Asset Allocation -- Moderate Portfolio

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

PRE-PAYMENT


The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!


ASSET ALLOCATION -- MODERATE PORTFOLIO


Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios for each Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report).


                                   TOTAL OPERATING
UNDERLYING PORTFOLIO               EXPENSE RATIOS
--------------------               ---------------
American Century Income & Growth        1.40%
American Century International          1.20%
Capital Guardian Global                 1.29%
Capital Guardian U.S. Equity            0.98%
Clarion Real Estate Securities          0.98%
Dreyfus Mid Cap                         1.00%
GE U.S. Equity                          0.92%
Great Companies -- America(SM)          0.88%
Jennison Growth                         0.99%
MFS High Yield                          0.91%
PBHG/NWQ Value Select                   0.89%
PIMCO Total Return                      0.78%
Salomon All Cap                         0.91%
T. Rowe Price Equity Income             0.85%
T. Rowe Price Growth Stock              0.87%
T. Rowe Price Small Cap                 0.96%
Third Avenue Value                      0.89%
Transamerica Convertible
  Securities                            1.08%
Transamerica Equity                     0.82%
Transamerica Growth Opportunities       1.12%
Transamerica Money Market               0.41%



After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios (as of December 31, 2002), of the Underlying Portfolios in which it is investing in as of December 31, 2002, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) is estimated to be 1.08%.


[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------


Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.


[MONEY ICON]

EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.


                                      ATSF
                AAMODP- 2 Asset Allocation -- Moderate Portfolio

FEE TABLE



ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)



% of average daily net assets



                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.15%      0.40%
Expense reduction(b)                         N/A        N/A
                                          ------------------
NET OPERATING EXPENSES                      0.15%      0.40%
------------------------------------------------------------



(a)Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.


(b)Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.



   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.



EXPENSE EXAMPLE



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $15      $ 48      $ 85       $192
Service Class                    $41      $128      $224       $505
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.10%

PORTFOLIO MANAGER: This portfolio is managed by an ATFA investment team.

                                      ATSF

                AAMODP- 3 Asset Allocation -- Moderate Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
-----------------------------------------


This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.



                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $  10.00
                                                                   --------
  Income from operations:
    Net investment income (loss)                                       0.06
    Net realized and unrealized gain (loss) on investments            (1.25)
                                                                   --------
      Net income (loss) from operations                               (1.19)
                                                                   --------
  Distributions:
    Dividends from net investment income                               0.00
    Distributions from net realized gains on investments               0.00
                                                                   --------
      Total distributions                                              0.00
                                                                   --------
Net asset value, end of year                                       $   8.81
                                                                   ========
Total return                                                         (11.90)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $405,684
    Ratio of expenses to average net assets                            0.15 %
    Ratio of net investment income (loss) to average net
     assets                                                            1.03 %
    Portfolio turnover rate                                           20.60 %



* Portfolio commenced operations on May 1, 2002.


NOTES TO FINANCIAL HIGHLIGHTS


Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.


                                      ATSF

                AAMODP- 4 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.


[AEGON TRANSAMERICA LOGO]  Asset Allocation -- Moderate Growth Portfolio



[BULLSEYE ICON]            (formerly, Moderately Aggressive Asset Allocation)

OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing portfolio assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective. Morningstar will serve as a consultant to ATFA by making recommendations as to the asset allocation mix.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.


 - Adjusting the portfolio's investments in underlying ATSF portfolios to achieve a mix over time of approximately 70% of assets in equity, and 30% of assets in bonds and cash, with approximately 20% being allocated to bonds and the remaining 10% to cash. These percentages may vary at different times.


 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.


 - Investing directly in short-term securities when appropriate.


ATFA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary investment risks:

UNDERLYING PORTFOLIOS

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the an underlying portfolio will go up and down.

INTEREST RATE CHANGES

Interest rates increases can cause the price of a debt security to decrease.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

                                      ATSF

             AAMGP- 1 Asset Allocation -- Moderate Growth Portfolio

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

PREPAYMENT


The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!


ASSET ALLOCATION -- MODERATE GROWTH PORTFOLIO


Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios for each Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report):


                                  TOTAL OPERATING
UNDERLYING PORTFOLIO              EXPENSE RATIOS
--------------------              ---------------
American Century Income & Growth       1.40%
American Century International         1.20%
Capital Guardian Global                1.29%
Capital Guardian U.S. Equity           0.98%
Clarion Real Estate Securities         0.98%
Dreyfus Small Cap Value                0.88%
Federated Growth & Income              0.81%
GE U.S. Equity                         0.92%
Great Companies -- America(SM)         0.88%
Great
  Companies -- Technology(SM)          1.00%
Jennison Growth                        0.99%
MFS High Yield                         0.91%
PBHG/NWQ Value Select                  0.89%
PIMCO Total Return                     0.78%
Salomon All Cap                        0.91%
T. Rowe Price Equity Income            0.85%
Third Avenue Value                     0.89%
Transamerica Equity                    0.82%
Transamerica Growth
  Opportunities                        1.12%
Transamerica Money Market              0.41%
Van Kampen Emerging Growth             0.88%



After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios (as of December 31, 2002), of the Underlying Portfolios in which it is investing in as of December 31, 2002, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) is estimated to be: 1.09%.


[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------


Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.


[MONEY ICON]

EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
             AAMGP- 2 Asset Allocation -- Moderate Growth Portfolio

FEE TABLE



ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)



% of average daily net assets



                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.15%      0.40%
Expense reduction(b)                         N/A        N/A
                                          ------------------
NET OPERATING EXPENSES                      0.15%      0.40%
------------------------------------------------------------



(a)Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.


(b)Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.



   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.



EXPENSE EXAMPLE



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $15      $ 48      $ 85       $192
Service Class                    $41      $128      $224       $505
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.

PORTFOLIO MANAGERS: An ATFA investment team manages this portfolio.
                                      ATSF

             AAMGP- 3 Asset Allocation -- Moderate Growth Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.



                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $  10.00
                                                                   --------
  Income from operations:
    Net investment income (loss)                                       0.08
    Net realized and unrealized gain (loss) on investments            (1.56)
                                                                   --------
      Net income (loss) from operations                               (1.48)
                                                                   --------
  Distributions:
    Dividends from net investment income                               0.00
    Distributions from net realized gains on investments               0.00
                                                                   --------
      Total distributions                                              0.00
                                                                   --------
Net asset value, end of year                                       $   8.52
                                                                   ========
Total return                                                         (14.80)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $396,608
    Ratio of expenses to average net assets                            0.15 %
    Ratio of net investment income (loss) to average net
     assets                                                            1.33 %
    Portfolio turnover rate                                           22.84 %



* Portfolio commenced operations on May 1, 2002.


NOTES TO FINANCIAL HIGHLIGHTS


Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.


                                      ATSF

             AAMGP- 4 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who is willing to accept the higher risk of investing in technology company securities.


(BLACKROCK LOGO)       BlackRock Global Science & Technology Opportunities

[BULLSEYE ICON]        (formerly BlackRock Global Science & Technology)

OBJECTIVE
---------------------------

This portfolio seeks long-term capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, BlackRock Advisors, Inc. (BlackRock), seeks to achieve the portfolio's investment objective by investing principally in:

 - Equity securities of U.S. and foreign companies

In seeking to achieve the portfolio's investment objective, the portfolio manager selects equity securities of companies that, in the team's opinion, have a rapid and substantial growth potential from the development, advancement and use of science and/or technology. The portfolio manager uses the investment process described below to select companies for the portfolio. Some of the industries that are likely to be represented in the portfolio's holdings include:

     - Application Software


     - IT Consulting & Services


     - Internet Software and Services


     - Networking Equipment


     - Telecom Equipment


     - Computer Hardware


     - Computer Storage & Peripherals


     - Electronic Equipment and Instruments


     - Semiconductor Equipment


     - Semiconductors


     - Aerospace & Defense


     - Electrical Components & Equipment


     - Biotechnology


     - Pharmaceuticals


     - Healthcare Equipment & Supplies


     - Healthcare Distribution & Services


     - Healthcare Facilities


     - Industrial Gases


     - Specialty Chemicals


     - Advanced Materials


     - Integrated Telecom Services


     - Alternative Carriers


     - Wireless Telecommunication Services


The portfolio normally invests at least 80% of its total assets in equity securities issued by these companies.


The portfolio invests in U.S. and foreign companies (including companies located in emerging market countries) that, in the portfolio manager's opinion, are expected to offer the best opportunities for growth and high investment returns. The manager uses a multi-factor screen to identify stocks that have above-average return potential. The factors and weight assigned to a factor will change depending on market conditions. The most influential factors over time have been revenue and earnings growth, estimate revisions, profitability and relative value.



To reduce portfolio risk, the sub-adviser will diversify by investing in at least three countries, one of which may be the U.S. The portfolio generally will sell a stock when, in the portfolio manager's opinion, there is deterioration in the company's fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to re-balance the portfolio or a better opportunity elsewhere. The team uses a broad set of technical tools to enhance the timing of purchase or sell decisions.


While the portfolio principally invests in common stock, it may also invest in preferred stock and securities convertible into common and preferred stock; Rule 144A securities and IPO's; options or futures; forward foreign currency exchange contracts; and small-cap companies.

The portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The primary risks of investing in this portfolio include:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      ATSF

         BRGSTO- 1 BlackRock Global Science & Technology Opportunities

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

SCIENCE AND TECHNOLOGY STOCKS

Securities of technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technological issues.

EMERGING MARKETS RISK

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]

PAST PERFORMANCE

-----------------------------------------


The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.



TOTAL RETURN


(per calendar year)

[PERFORMANCE GRAPH]

2002                                                             -36.36%


The highest and lowest quarterly returns for the period reflected in the bar chart are:



Highest:   32.95%  Quarter  12/31/01
Lowest:   (21.57)% Quarter  09/30/02


                                      ATSF
         BRGSTO- 2 BlackRock Global Science & Technology Opportunities

                         AVERAGE ANNUAL TOTAL RETURNS*


                  (For Calendar Year ended December 31, 2002)



                                        SINCE INCEPTION
                                          (AUGUST 17,
                              1 YEAR         2001)
                              ------    ---------------
BlackRock Global Science &
  Technology Opportunities    (36.36)%      (25.71) %
S&P 500 Composite Stock
  Index                       (22.09)%      (16.99) %



*Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.


[MONEY ICON]

EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.



FEE TABLE



ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)



% of average daily net assets



                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.90%      0.90%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              5.75%      5.75%
                                          ------------------
TOTAL                                       6.65%      6.90%
Expense reduction(b)                        5.25%      5.25%
                                          ------------------
NET OPERATING EXPENSES                      1.40%      1.65%
------------------------------------------------------------



(a)Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.


(b)Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.40%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.40%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.



   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.



EXPENSE EXAMPLE



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



         SHARE CLASS           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
Initial Class                   $143    $1,498    $2,809     $5,901
Service Class                   $168    $1,567    $2,914     $6,063
--------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: BlackRock Advisors, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.90%

PORTFOLIO MANAGERS:

The portfolio is managed by a team of investment professionals. The team includes the following individuals who have day-to-day responsibility:


THOMAS P. CALLAN, CFA, Managing Director and senior portfolio manager, is a member of the emerging growth equity team. He is lead manager for international small cap portfolios and co-portfolio manager for small and mid cap growth portfolios and a member of the Global Equity Operating Committee and the Equity Investment Strategy Group.



Before becoming part of BlackRock in 1998, Mr. Callan was with the PNC Asset Management Group, which he joined in 1994. Mr. Callan began his career at PNC Bank as a personal trust portfolio manager in 1988 and became a research analyst in 1992.



Mr. Callan received a BA degree in economics from Boston College in 1981.



DANIEL M. REA, Vice President and portfolio manager, is a member of the emerging growth equity team. He is responsible for coverage of stocks in the healthcare sector.


                                      ATSF

         BRGSTO- 3 BlackRock Global Science & Technology Opportunities

Mr. Rea joined BlackRock in 2000 from Driehaus Capital Management where he was a healthcare analyst and, later, the portfolio manager of the Driehaus Emerging Growth Fund and the Driehaus Recent Issues Fund. Prior to joining Driehaus in 1997, he was with GE Capital Corporation in the Financial Management Program. This position included rotations in with GE Capital Aviation Services in Shannon, Ireland and in the Corporate and Financial Planning and Analysis Group.



Mr. Rea received a BS degree in business administration from Marquette University in 1995.


[QUESTION MARK ICON]
SIMILAR SUB-ADVISER FUND PERFORMANCE
------------------------------------------------------------------

The portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an existing SEC-registered fund that is managed by the portfolio's sub-adviser (and portfolio manager) and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AND PORTFOLIO MANAGER AS THE PORTFOLIO, YOU SHOULD NOT ASSUME THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. The portfolio's future performance may be greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of the portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds or any other fund managed by ATFA.


The tables for the portfolio's respective Similar Sub-Adviser Fund include the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 2002.



These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than the portfolio. The average annual total returns for the Similar Sub-Adviser Fund are shown with the deductions of the applicable sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUND DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO.


THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AS "SIMILAR SUB-ADVISER FUNDS.")

(See the SAI for more information about the portfolio's performance.)


                                                                                AVERAGE ANNUAL TOTAL RETURN
                                                                                   (WITHOUT SALES LOADS)
                                                                     --------------------------------------------------
                                                         INCEPTION   TOTAL                               10 YEARS
     ATSF PORTFOLIO        SIMILAR SUB-ADVISER FUND(1)     DATE      ASSETS    1 YEAR    5 YEARS   (OR SINCE INCEPTION)
     --------------        ---------------------------   ---------   ------   --------   -------   --------------------
BlackRock Global Science   BlackRock Global Science &     5/15/00     $27M    (35.11)%     N/A           (30.99)%
  & Technology             Technology Opportunities
  Opportunities            Portfolio



(1) The information included is for Investor Class A shares. Class A returns include a 4.5% maximum front-end load.


                                      ATSF
         BRGSTO- 4 BlackRock Global Science & Technology Opportunities

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.



                                                                  FOR THE YEAR ENDED
                                                                     DECEMBER 31,
                                                              ---------------------------
                                                                  2002          2001*
                                                              ------------   ------------
Net asset value, beginning of year                              $ 10.45        $ 10.00
                                                                -------        -------
  Income from operations:
    Net investment income (loss)                                  (0.08)         (0.04)
    Net realized and unrealized gain (loss) on investments        (3.72)          0.49
                                                                -------        -------
      Net income (loss) from operations                           (3.80)          0.45
                                                                -------        -------
  Distributions:
    Dividends from net investment income                           0.00           0.00
    Distributions from net realized gains on investments           0.00           0.00
                                                                -------        -------
      Total distributions                                          0.00           0.00
                                                                -------        -------
Net asset value, end of year                                    $  6.65        $ 10.45
                                                                =======        =======
Total return                                                     (36.36)%         4.50 %
Ratios and supplemental data:
    Net assets at end of year (in thousands)                    $ 3,636        $ 1,049
    Ratio of total expenses to average net assets                  6.65 %        10.75 %
    Ratio of net expenses to average net assets                    1.40 %         1.40 %
    Ratio of net investment income (loss) to average net
     assets                                                       (1.10)%        (1.16)%
    Portfolio turnover rate                                      356.31 %       224.99 %



* Portfolio commenced operations on August 17, 2001.


NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.


Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.


                                      ATSF

         BRGSTO- 5 BlackRock Global Science & Technology Opportunities

---------------------
This portfolio may be appropriate for the investor who seeks long term capital appreciation.

(BLACKROCK LOGO)  BlackRock Large Cap Value
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term capital
appreciation and current income as a
secondary objective.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, BlackRock Advisors, Inc. (BlackRock), seeks to achieve the portfolio's investment objective by investing principally in:

 - U.S. large capitalization value stocks


Large-capitalization companies are defined as those with market capitalizations equal to those within the universe of Russell 1000 Value Index Stocks.


The portfolio normally invests at least 80% of its total assets in the equity securities of these companies.

The portfolio manager seeks large capitalization stocks which, in his opinion, are worth more than is indicated by current market price. The portfolio manager initially screens for "value" stocks from the universe of companies with market capitalization above $1 billion, emphasizing those companies with market capitalization over $10 billion. Once these companies have been identified, the portfolio manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The portfolio may also invest in preferred stock and securities convertible into common stock and preferred stock; and options or futures. Please see the SAI for a complete description of these investments.

The portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------


The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.



TOTAL RETURN


(per calendar year)

[PERFORMANCE GRAPH]

2002                                                           -23.74%

                                      ATSF
                       BRLCV- 1 BlackRock Large Cap Value

The highest and lowest quarterly returns for the period reflected in the bar chart are:



Highest:   10.36%  Quarter  12/31/02
Lowest:   (17.67)% Quarter  09/30/02



                         AVERAGE ANNUAL TOTAL RETURNS*


                  (For Calendar Year ended December 31, 2002)



                                        SINCE INCEPTION
                             1 YEAR    (AUGUST 17, 2001)
                             ------    -----------------
BlackRock Large Cap Value    (23.74)%       (20.02)%
Russell 1000 Value Index     (15.52)%       (12.80)%



*Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.


[MONEY ICON]

EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.



FEE TABLE



ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)



% of average daily net assets



                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              7.99%      7.99%
                                          ------------------
TOTAL                                       8.79%      9.04%
Expense reduction(b)                        7.49%      7.49%
                                          ------------------
NET OPERATING EXPENSES                      1.30%      1.55%
------------------------------------------------------------



(a)Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.


(b)Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.30%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.30%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.



   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.



EXPENSE EXAMPLE



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



         SHARE CLASS           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
Initial Class                   $132    $1,887    $3,511     $7,063
Service Class                   $158    $1,953    $3,607     $7,190
--------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: BlackRock Advisors, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80%

PORTFOLIO MANAGERS:


The portfolio is co-managed by DAVID E. BYRKET, CFA, Managing Director and FREDERICK W. HERRMANN, CFA, Managing Director at BlackRock Advisors, Inc. (BlackRock).



Prior to joining BlackRock in 2003, both Mr. Byrket and Mr. Herrmann were Managing Directors and portfolio managers at Weiss, Peck and Greer, LLC since 2001. They were responsible for managing quantitative equity portfolios since 1996. Mr. Byrket and Mr. Herrmann have been co-managers of the fund since March 2003.


                                      ATSF
                       BRLCV- 2 BlackRock Large Cap Value

[QUESTION MARK ICON]
SIMILAR SUB-ADVISER FUND PERFORMANCE
------------------------------------------------------------------

The portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an existing SEC-registered fund that is managed by the portfolio's sub-adviser (and portfolio manager) and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AND PORTFOLIO MANAGER AS THE PORTFOLIO, YOU SHOULD NOT ASSUME THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. The portfolio's future performance may be greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of the portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds or any other fund managed by ATFA.


The tables for the portfolio's respective Similar Sub-Adviser Fund include the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 2002.



These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than the portfolio. The average annual total returns for the Similar Sub-Adviser Fund are shown with the deductions of the applicable sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO.


THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AS "SIMILAR SUB-ADVISER FUNDS.")

(See the SAI for more information about the portfolio's performance.)


                                                                               AVERAGE ANNUAL TOTAL RETURN
                                                                                   (WITH SALES LOADS)
                                                                    -------------------------------------------------
                                                        INCEPTION    TOTAL                             10 YEARS
     ATSF PORTFOLIO       SIMILAR SUB-ADVISER FUND(1)     DATE      ASSETS    1 YEAR   5 YEARS   (OR SINCE INCEPTION)
     --------------       ---------------------------   ---------   -------   ------   -------   --------------------
Black Rock Large Cap      BlackRock Large Cap Value      11/1/89    $464.5M   (24.33)% (3.34)%          7.87%
  Value                   Equity Portfolio



(1) The information included is for Investor Class A shares. Class A returns include a 4.5% maximum front-end load.


                                      ATSF
                       BRLCV- 3 BlackRock Large Cap Value

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.



                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                              -------------------
                                                                2002       2001*
                                                              --------    -------
Net asset value, beginning of year                            $  9.65     $10.00
                                                              -------     ------
  Income from operations:
    Net investment income (loss)                                 0.02       0.01
    Net realized and unrealized gain (loss) on investments      (2.31)     (0.36)
                                                              -------     ------
      Net income (loss) from operations                         (2.29)     (0.35)
                                                              -------     ------
  Distributions:
    Dividends from net investment income                        (0.01)      0.00
    Distributions from net realized gains on investments         0.00       0.00
                                                              -------     ------
      Total distributions                                       (0.01)      0.00
                                                              -------     ------
Net asset value, end of year                                  $  7.35     $ 9.65
                                                              =======     ======
Total return                                                   (23.74)%    (3.50)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                  $   775     $1,011
    Ratio of total expenses to average net assets                8.79%      8.63%
    Ratio of net expenses to average net assets                  1.30%      1.30%
    Ratio of net investment income (loss) to average net
     assets                                                      0.28%      0.31%
    Portfolio turnover rate                                    145.68%     30.66%


* Portfolio commenced operations on August 17, 2001.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average share outstanding throughout the year. Total return reflects all portfolio expenses and includes investment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.

                                      ATSF
                       BRLCV- 4 BlackRock Large Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks long-term capital appreciation.

(BLACKROCK LOGO)  BlackRock Mid Cap Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, BlackRock Advisors, Inc. (BlackRock), seeks to achieve the portfolio's investment objective by investing principally in:


 - Common stocks of U.S. mid-capitalization emerging growth companies. Mid-cap companies are those whose market capitalizations, at the time of purchase, fall within a range between $1 billion and $10 billion.



The manager focuses on mid-cap emerging growth companies with market capitalization between $1 billion and $10 billion. The management team would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The manager uses a bottom-up investment style in managing the portfolio. This means securities are selected based upon fundamental analysis performed by the management team.


The portfolio may also invest in IPOs; preferred stock and securities convertible into common stock and preferred stock; or options or futures. Please refer to the Fund's SAI for a description and risks of those investments.

The portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

MEDIUM-SIZED COMPANIES

These companies present additional risks because their earnings may be less predictable, their share price more volatile, and their securities less liquid than larger more established companies.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]

PAST PERFORMANCE

-----------------------------------------


The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts. Initial Class shares and Service Class shares have different expense structures.



Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of


                                      ATSF
                       BRMCG- 1 BlackRock Mid Cap Growth
market performance. Past performance is not a prediction of future results.



TOTAL RETURN

(per calendar year)

[PERFORMANCE GRAPH]

2002                                                             -27.72%


The highest and lowest quarterly returns for the period reflected in the bar chart are:



Highest:   18.57%  Quarter  12/31/01
Lowest:   (16.69)% Quarter  09/30/02



                         AVERAGE ANNUAL TOTAL RETURNS*


                  (For Calendar Year ended December 31, 2002)



                                        SINCE INCEPTION
                             1 YEAR    (AUGUST 17, 2001)
                             ------    -----------------
BlackRock Mid Cap Growth     (27.72)%       (19.46)%
Russell Midcap Growth Index  (27.41)%       (17.66)%



*Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.


[MONEY ICON]

EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.



FEE TABLE



ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)



% of average daily net assets



                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              3.25%      3.25%
                                            ----------------
TOTAL                                       4.05%      4.30%
Expense reduction(b)                        2.75%      2.75%
                                            ----------------
NET OPERATING EXPENSES                      1.30%      1.55%
------------------------------------------------------------



(a)Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.


(b)Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.30%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.30%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.



   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.



EXPENSE EXAMPLE



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



         SHARE CLASS           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
Initial Class                   $132    $  980    $1,845     $4,078
Service Class                   $158    $1,054    $1,962     $4,290
--------------------------------------------------------------------


                                      ATSF
                       BRMCG- 2 BlackRock Mid Cap Growth

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: BlackRock Advisors, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80%

PORTFOLIO MANAGERS:

The portfolio is managed by a team of investment professionals. The team includes:


NEIL D. WAGNER, Director, is lead portfolio manager for all small, small/mid, and mid cap growth equity portfolios, including the BlackRock Small Cap Growth Fund.



Prior to joining BlackRock in 2002, Mr. Wagner managed $5 billion in small and mid cap growth portfolios at MFS Investment Management, including the New Discovery Fund and the Institutional Emerging Equities Fund. Prior to joining MFS in 1998, Mr. Wagner worked as a senior research analyst for small cap growth portfolios at DFS Advisors LLC. From 1995-1997, he was an analyst at Berkshire Partners, LLC, a private equity investment firm. Mr. Wagner began his career as a management consultant with Bain & Company, Inc.



Mr. Wagner received a BA degree, summa cum laude, with high honors in mathematics and physics from Colgate University in 1993.



BRIAN E. STACK, Managing Director, is head of the small and mid cap growth team in Boston and is portfolio manager for the Cyllenius long-short growth equity hedge funds. In addition, he serves as back-up portfolio manager for the fundamental small, small/mid, and mid cap growth equity portfolios.



Prior to joining BlackRock in 2002, Mr. Stack was the co-founder of Cyllenius Capital Management where he was the sole portfolio manager responsible for managing a $100 million long-short equity hedge fund. Prior to founding Cyllenius in 2001, Mr. Stack was a portfolio manager at MFS Investment Management. At MFS, Mr. Stack was the portfolio manager for the MFS Institutional Emerging Equities Fund and related separate accounts and the MFS New Discovery Fund, as well as four hedge funds. These portfolios collectively accounted for nearly $7 billion in total assets under management. Before joining MFS in 1993, Mr. Stack spent six years as a sell-side securities analyst, principally with Robertson Stephens & Company. He was a member of the technology research group, specializing in the computer services industry. Mr. Stack began his investment career in 1983 at The Chase Manhattan Bank, NA.


                                      ATSF
                       BRMCG- 3 BlackRock Mid Cap Growth

[QUESTION MARK ICON]
SIMILAR SUB-ADVISER FUND PERFORMANCE
------------------------------------------------------------------

The portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an existing SEC-registered fund that is managed by the portfolio's sub-adviser (and portfolio manager) and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AND PORTFOLIO MANAGER AS THE PORTFOLIO, YOU SHOULD NOT ASSUME THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. The portfolio's future performance may be greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of the portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds or any other fund managed by ATFA.


The tables for the portfolio's respective Similar Sub-Adviser Fund include the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 2002.


These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than the portfolio. The average annual total returns for the Similar Sub-Adviser Funds are shown without the deductions of any applicable sales load as the fund included does not have a sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO.

THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AS "SIMILAR SUB-ADVISER FUNDS.")

(See the SAI for more information about the portfolio's performance.)


                                                                              AVERAGE ANNUAL TOTAL RETURN
                                                                                 (WITHOUT SALES LOADS)
                                                                  ---------------------------------------------------
                                                      INCEPTION    TOTAL                               10 YEARS
   ATSF PORTFOLIO      SIMILAR SUB-ADVISER FUND(1)      DATE      ASSETS     1 YEAR    5 YEARS   (OR SINCE INCEPTION)
   --------------      ----------------------------   ---------   -------   --------   -------   --------------------
BlackRock Mid Cap      BlackRock Mid-Cap Growth       12/27/96    $147.8M   (28.91)%    2.67%            4.56%
  Growth               Equity Portfolio



(1) The information included is for Investor Class A shares. Class A returns include a 4.5% maximum front-end load.


                                      ATSF
                       BRMCG- 4 BlackRock Mid Cap Growth

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.



                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                              ------------------
                                                               2002       2001*
                                                              -------    -------
Net Asset value, beginning of year                            $ 10.28    $ 10.00
                                                              -------    -------
  Income from operations:
    Net investment income (loss)                                (0.06)     (0.03)
    Net realized and unrealized gain (loss) on investments      (2.79)      0.31
                                                              -------    -------
      Net income (loss) from operations                         (2.85)      0.28
                                                              -------    -------
  Distributions:
    Dividends from net investment income                         0.00       0.00
    Distributions from net realized gains on investments         0.00       0.00
                                                              -------    -------
      Total distributions                                        0.00       0.00
                                                              -------    -------
Net asset value, end of year                                  $  7.43    $ 10.28
                                                              =======    =======
Total return                                                   (27.72)%     2.80%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                  $ 6,991    $ 1,058
    Ratio of total expenses to average net assets                4.05%      9.52%
    Ratio of net expenses to average net assets                  1.30%      1.30%
    Ratio of net investment income (loss) to average net
     assets                                                     (0.80)%    (0.78)%
    Portfolio turnover rate                                    189.08%    147.73%


* Portfolio commenced operations on August 17, 2001.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.

                                      ATSF
                       BRMCG- 5 BlackRock Mid Cap Growth

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world

[CAPITAL GUARDIAN LOGO]  Capital Guardian Global
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to provide long-term growth of capital and income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------


The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio intends to concentrate its investments in such issues, the portfolio may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so. While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers.


Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. The portfolio may purchase both "value" and "growth" stocks. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the sub-adviser overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. markets.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than
                                      ATSF
                         CGG- 1 Capital Guardian Global
other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies.

EMERGING MARKET RISK

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to abrupt and severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------


The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.



(1)The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian Trust Company has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to October 7, 2000 is attributable to that firm.


                                      ATSF
                         CGG- 2 Capital Guardian Global

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1999                                                                             47.84%
2000                                                                            -15.42%
2001                                                                            -10.36%
2002                                                                            -19.52%

The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:   31.01%  Quarter  12/31/99
Lowest:   (20.05)% Quarter  09/30/02



                         AVERAGE ANNUAL TOTAL RETURNS*


                  (For Calendar Year ended December 31, 2002)



                                       SINCE INCEPTION
                             1 YEAR   (FEBRUARY 3, 1998)
                             ------   ------------------
Capital Guardian Global      (19.52)%       (0.79)%
Morgan Stanley Capital
  International World Index  (19.54)%      (19.83)%



*Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.


[MONEY ICON]

EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.



FEE TABLE



ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)



% of average daily net assets



                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             1.05%      1.05%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.24%      0.24%
                                           ------------------
TOTAL                                       1.29%      1.54%
Expense reduction(b)                         N/A        N/A
                                           ------------------
NET OPERATING EXPENSES                      1.29%      1.54%
-------------------------------------------------------------



(a)Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.


(b)Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 1.32%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.



   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.



EXPENSE EXAMPLE



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $131     $409      $708      $1,556
Service Class                    $157     $486      $839      $1,834
---------------------------------------------------------------------


                                      ATSF
                         CGG- 3 Capital Guardian Global

[BRIEFCASE ICON]

MANAGEMENT

--------------------------------


INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.



SUB-ADVISER: Capital Guardian Trust Company



ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 1.05% of the first $150 million; 1.00% of assets over $150 million up to $300 million; 0.95% of assets over $300 million up to $500 million; and 0.925% on assets over $500 million.



PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfoliois managed by a group of investment research analysts.


The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSON is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organizationin 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVES is a Senior Vice President of Capital Guardian and a portfolio manager with research responsibilities for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is a Director and Senior Vice President of Capital Guardian. She joined the Capital organization in 1991.

 - CHRISTOPHER A. REED is a Vice President of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1994.


 - LIONEL M. SAUVAGE is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1987.


 - NILLY SIKORSKY is President and Managing Director of Capital International S.A. with portfolio management responsibilities for Capital Guardian. She joined the Capital organization in 1962.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.
                                      ATSF
                         CGG- 4 Capital Guardian Global

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.



                                                               YEAR ENDED DECEMBER 31,
                                             ------------------------------------------------------------
                                               2002          2001        2000*         1999        1998*
                                             ---------     --------     --------     --------     -------
Net asset value, beginning of year           $  10.57      $ 12.06      $ 15.77      $ 10.66      $ 10.00
                                             --------      -------      -------      -------      -------
    Net investment income (loss)                 0.01         0.00         0.02        (0.01)        0.07
    Net realized and unrealized gain (loss)
      on investments                            (2.07)       (1.22)       (2.37)        5.12         0.59
                                             --------      -------      -------      -------      -------
      Net income (loss) from operations         (2.06)       (1.22)       (2.35)        5.11         0.66
                                             --------      -------      -------      -------      -------
Distributions:
    Dividends from net investment income        (0.02)        0.00         0.00         0.00         0.00
    Distributions from net realized gains
      on investments                             0.00        (0.27)       (1.36)        0.00         0.00
                                             --------      -------      -------      -------      -------
      Total distributions                       (0.02)       (0.27)       (1.36)        0.00         0.00
                                             --------      -------      -------      -------      -------
Net asset value, end of year                 $   8.49      $ 10.57      $ 12.06      $ 15.77      $ 10.66
                                             ========      =======      =======      =======      =======
Total return                                   (19.52)%     (10.36)%     (15.42)%      47.84%        6.60%
Ratios and supplemental data:
  Net assets at, end of year (in thousands)  $120,447      $44,477      $50,351      $40,770      $24,865
  Ratio of total expenses to average net
    assets                                       1.29%        1.35%        1.30%        1.49%        1.55%
  Ratio of net expenses to average net
    assets                                       1.29%        1.34%        1.28%        1.48%        1.49%
  Ratio of net investment income (loss) to
    average net assets                           0.17%        0.03%        0.08%       (0.12)%       0.75%
  Portfolio turnover rate                       33.01%          45%         303%         157%         128%



* Effective October 9, 2000, the name of the Endeavor Select Portfolio was changed to Capital Guardian Global and Capital Guardian Trust Company became the Portfolio's investment adviser. The Portfolio commenced operations on February 3, 1998.



NOTES TO FINANCIAL HIGHLIGHTS



Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.



Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.


                                      ATSF
                         CGG- 5 Capital Guardian Global

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and are willing to assume the risk of short-term price fluctuations

[CAPITAL GUARDIAN LOGO]  Capital Guardian U.S. Equity
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to provide long-term growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------


The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. and not included in the S&P 500 Index. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.


Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. The portfolio may purchase both "value" and "growth" stocks. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

To meet redemption requests or pending investment of its assets or during unusual market conditions, the portfolio may invest all or a portion of its assets in preferred stocks, bonds, cash and cash equivalents. The sub-adviser's judgment regarding the current investment outlook will determine the relative amounts to be invested in these different asset classes.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its investment adviser underweights fixed income markets or industries where there are significant returns.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth

                                      ATSF
                     CGUSE- 1 Capital Guardian U.S. Equity
companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------


The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future returns.


TOTAL RETURN

(per calendar year)

[PERFORMANCE GRAPH]

2001                                                                             -3.38%
2002                                                                            -23.80%

The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:   17.07%  Quarter  12/31/01
Lowest:   (19.01)% Quarter  09/30/02



                         AVERAGE ANNUAL TOTAL RETURNS*

                  (For Calendar Year ended December 31, 2001)


                                      SINCE INCEPTION
                           1 YEAR    (OCTOBER 9, 2000)
                           ------    -----------------
Capital Guardian U.S.
  Equity                   (23.80)%       (12.47)%
S&P 500 Composite Stock
  Index                    (22.09)%       (17.81)%



* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.


(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.

                                      ATSF
                     CGUSE- 2 Capital Guardian U.S. Equity

[MONEY ICON]

EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.



FEE TABLE



ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)



% of average daily net assets



                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.13%      0.13%
                                          ------------------
TOTAL                                       0.98%      1.23%
Expense reduction(b)                         N/A        N/A
                                          ------------------
NET OPERATING EXPENSES                      0.98%      1.23%
------------------------------------------------------------



(a)Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.


(b)Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 1.06%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.06%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.



   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.



EXPENSE EXAMPLE



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $100     $312      $542      $1,201
Service Class                    $125     $390      $676      $1,489
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Capital Guardian Trust Company


ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85% of the first $300 million; 0.80% on assets over $300 million up to $500 million; and 0.775% on assets over $500 million.


PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Vice President of Capital International Research, Inc. with U.S. equity portfolio management responsibility for Capital Guardian and research responsibilities for the global metals and mining industries. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSON is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1987.

 - EUGENE P. STEIN is Director, Executive Vice President, and Chairman of the Investment Committee of Capital Guardian with portfolio management responsibilities. He joined the Capital organization in 1972.
                                      ATSF
                     CGUSE- 3 Capital Guardian U.S. Equity

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.



                                                                   YEAR ENDED DECEMBER 31,
                                                              ----------------------------------
                                                                2002          2001        2000*
                                                              ---------     --------     -------
Net asset value, beginning of year                            $   9.74      $ 10.10      $ 10.00
                                                              --------      -------      -------
  Net investment income (loss)                                    0.03         0.01         0.01
  Net realized and unrealized gain (loss) on investments         (2.35)       (0.35)        0.09
                                                              --------      -------      -------
    Net increase income from operations                          (2.32)       (0.34)        0.10
                                                              --------      -------      -------
Distributions:
  Dividends from net investment income                           (0.01)       (0.01)        0.00
  Distributions from net realized gains on investments           (0.02)       (0.01)        0.00
                                                              --------      -------      -------
    Total distributions                                          (0.03)       (0.02)        0.00
                                                              --------      -------      -------
Net asset value, end of year                                  $   7.39      $  9.74      $ 10.10
                                                              ========      =======      =======
Total return                                                    (23.80)%      (3.38)%       1.00%
Ratios and supplemental data:
  Net assets at end of year (in thousands)                    $116,484      $50,334      $33,507
  Ratio of total expenses to average net assets                   0.98%        1.09%        1.13%
  Ratio of net expenses to average net assets                     0.98%        1.08%        1.13%
  Ratio of net investment income (loss) to average net
    assets                                                        0.43%        0.19%        0.45%
  Portfolio turnover rate                                        22.69%          39%         108%



*  The Portfolio commenced operations on October 9, 2000.



NOTES TO FINANCIAL HIGHLIGHTS



Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.



Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.


                                      ATSF
                     CGUSE- 4 Capital Guardian U.S. Equity

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income
---------------------
MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is the total value of a company's stock in the marketplace and is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Generally, large-cap companies have market capitalizations in excess of $5 billion; mid-cap companies have market capitalizations ranging from $1.5 billion to $5 billion; and small-cap companies have market capitalizations ranging from $150 million to $1.5 billion.

[CAPITAL GUARDIAN LOGO]  Capital Guardian Value
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities).


[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------


The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.


The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for anygiven sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the sub-adviser overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after theIPO relative to the price at which they werepurchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the portfolio. Such third party may be unwilling or unable to honor its financial obligations.

                                      ATSF
                         CGV- 1 Capital Guardian Value

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks includefluctuations in foreign currencies; withholdingor other taxes; trading, settlement, custodial,and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. Theportfolio may outperform or underperform other funds that employ a different investment style. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------


The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, Initial Class and Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future returns.


(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that firm.

                                      ATSF
                         CGV- 2 Capital Guardian Value

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1994                                                                              4.09%
1995                                                                             34.59%
1996                                                                             23.84%
1997                                                                             24.81%
1998                                                                              7.56%
1999                                                                             -3.06%
2000                                                                              5.57%
2001                                                                              6.64%
2002                                                                            -20.70%

The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:   14.89%  Quarter  12/31/98
Lowest:   (21.13)% Quarter  09/30/02



                         AVERAGE ANNUAL TOTAL RETURNS*


                  (For Calendar Year ended December 31, 2002)



                                           SINCE INCEPTION
                        1 YEAR   5 YEARS   (MAY 27, 1993)
                        ------   -------   ---------------
Capital Guardian Value  (20.70)% (1.42)%         7.89%
Russell 1000 Value
  Index                 (15.52)%  1.16%         10.15%*


* From 5/31/93

*Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.


[MONEY ICON]

EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.



FEE TABLE



ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)



% of average daily net assets



                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.91%      1.16%
Expense reduction(b)                         N/A        N/A
                                          ------------------
NET OPERATING EXPENSES                      0.91%      1.16%
------------------------------------------------------------



(a)Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.


(b)Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 0.92%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.92%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.



   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.



EXPENSE EXAMPLE



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 93     $290      $504      $1,120
Service Class                    $118     $368      $638      $1,409
---------------------------------------------------------------------


                                      ATSF
                         CGV- 3 Capital Guardian Value

[BRIEFCASE ICON]

MANAGEMENT

--------------------------------


INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.



SUB-ADVISER: Capital Guardian Trust Company



ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85% of the first $300 million; 0.80% over $300 million up to $500 million; and 0.775% of assets over $500 million.


PORTFOLIO MANAGER: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

Karen A. Miller is a Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Director, Executive Vice President, and Chairman of the Investment Committee of Capital Guardian with portfolio management responsibilities. He joined the Capital organization in 1972.

                                      ATSF
                         CGV- 4 Capital Guardian Value

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.



                                                              YEAR ENDED DECEMBER 31,
                                            ------------------------------------------------------------
                                              2002         2001        2000*         1999         1998
                                            --------     --------     --------     --------     --------
Net asset value, beginning of year          $  17.35     $  17.58     $  19.99     $  21.68     $  20.70
                                            --------     --------     --------     --------     --------
Income from operations:
  Net investment income (loss)                  0.18         0.16         0.15         0.18         0.22
  Net realized and unrealized gain (loss)
    on investments                             (3.75)        1.01         0.68        (0.72)        1.36
                                            --------     --------     --------     --------     --------
    Net income (loss) from operations          (3.57)        1.17         0.83        (0.54)        1.58
                                            --------     --------     --------     --------     --------
Distributions:
  Dividends from net investment income         (0.11)       (0.14)       (0.19)       (0.24)       (0.22)
  Distributions from net realized gains on
    investments                                (0.52)       (1.26)       (3.05)       (0.91)       (0.38)
                                            --------     --------     --------     --------     --------
    Total distributions                        (0.63)       (1.40)       (3.24)       (1.15)       (0.60)
                                            --------     --------     --------     --------     --------
Net asset value, end of year                $  13.15     $  17.35     $  17.58     $  19.99     $  21.68
                                            ========     ========     ========     ========     ========
Total return                                  (20.70)%       6.64%        5.57%       (3.06)%       7.56%
Ratios and supplemental data:
  Net assets at end of year (in thousands)  $286,725     $217,637     $182,354     $209,653     $246,102
  Ratio of total expenses to average net
    assets                                      0.91%        0.95%        0.93%        0.95%        0.85%
  Ratio of net expenses to average net
    assets                                      0.91%        0.94%        0.91%        0.88%        0.84%
  Ratio of net investment income (loss) to
    average net assets                          1.23%        1.01%        0.77%        0.77%        1.10%
  Portfolio turnover rate                      39.43%          55%          85%          51%          19%


* Effective October 9, 2000, the name of the Endeavor Value Equity Portfolio was changed to Capital Guardian Value and Capital Guardian Trust Company became the Portfolio's investment adviser.


NOTES TO FINANCIAL HIGHLIGHTS



Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.


                                      ATSF
                         CGV- 5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers but must meet federal tax requirements.


[CLARION CRA SECURITIES LOGO]  Clarion Real Estate Securities

[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------


This portfolio's sub-adviser, ING Clarion Real Estate Securities (Clarion), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:


 - Common stocks

 - Convertible securities

Under normal conditions, Clarion invests at least 80% of portfolio assets in real estate company securities. A company is considered to be a real estate company if at least 50% of its revenues or at least 50% of the market value of its assets is attributable to the ownership, construction, management or sale of residential, commercial or industrial real estate.


Clarion employs a disciplined investment decision-making process combining top-down portfolio design and bottom-up company analysis. Clarion draws upon a multi-disciplined team of seasoned securities managers and experienced real estate investment professionals to incorporate as much independent, relevant information as practicable toward creating an efficient portfolio of real estate securities.



When selecting investments for the portfolio, Clarion relies on a proprietary model to assess the relative value of each security in the portfolio's universe. Key factors that are incorporated into this model include: earnings estimates, earnings growth estimates, an estimate of the private property quality, the quality of management, and balance sheet flexibility. Clarion considers these factors best identify those real estate securities that represent the greatest value and income and/or price appreciation.


The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-backed securities such as pass through certificates, real estate mortgage investment conduit (REMIC) certificates, and collateralized mortgage obligations (CMOs), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

The portfolio is non-diversified under federal securities laws.

The portfolio's classification as "non-diversified" under the 1940 Act means that the portfolio has the ability to take larger positions in a smaller number of issuers. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks may include:

 - Declining real estate value

 - Risks relating to general and local economic conditions

 - Over-building

 - Increased competition for assets in local and regional markets

 - Increases in property taxes

                                      ATSF
                     CRES- 1 Clarion Real Estate Securities

 - Increases in operating expenses or interest rates

 - Change in neighborhood value or the appeal of properties to tenants

 - Insufficient levels of occupancy

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

QUANTITATIVE MODELS

Stocks selected using quantitative models may not perform as well as these models might otherwise suggest and may cause overall returns to be lower than if other methods are used.

NON-DIVERSIFIED

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE*
------------------------------------------


The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.


TOTAL RETURN

(per calendar year)

[PERFORMANCE GRAPH]

1999                                                                             -3.77%
2000                                                                             29.62%
2001                                                                             11.05%
2002                                                                              3.60%

* Prior to May 1, 2002, this portfolio was managed by J.P. Morgan.

The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:     10.90%  Quarter  06/30/00
Lowest:     (11.64)% Quarter  09/30/98



                         AVERAGE ANNUAL TOTAL RETURNS*


                  (For Calendar Year ended December 31, 2002)



                                         SINCE INCEPTION
                              1 YEAR      (MAY 1, 1998)
                              -------    ---------------
Clarion Real Estate
  Securities                     3.60%          4.36%
Morgan Stanley REIT Index        3.64%          4.50%



* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.


                                      ATSF
                     CRES- 2 Clarion Real Estate Securities

[MONEY ICON]

EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.



FEE TABLE



ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)



% of average daily net assets



                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                    0.80%      0.80%
Rule 12b-1 fees                     N/A       0.25%
Other expenses                     0.18%      0.18%
                                  ------------------
TOTAL                              0.98%      1.23%
Expense reduction(b)                N/A        N/A
                                  ------------------
NET OPERATING EXPENSES             0.98%      1.23%
----------------------------------------------------



(a)Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/31/03.


(b)Contractual arrangement with AEGON/ Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.



   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.



EXPENSE EXAMPLE



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $100     $312      $542      $1,201
Service Class                    $125     $390      $676      $1,489
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.


SUB-ADVISER: ING Clarion Real Estate Securities


ADVISORY FEE: As a percentage of average daily net assets -- 0.80%.

PORTFOLIO MANAGER:

T. RITSON FERGUSON, CFA AND JOSEPH P. SMITH, CFA, serve as co-portfolio managers of this portfolio. Mr. Ferguson is the Chief Investment Officer and Managing Director of Clarion CRA Securities. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc., as an associate in the Real Estate Investment Banking Group.

                                      ATSF
                     CRES- 3 Clarion Real Estate Securities

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.



                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------------
                                                     2002*       2001       2000       1999      1998**
                                                    --------    -------    -------    -------    -------
Net asset value, beginning of year                  $  11.21    $ 10.32    $  8.06    $  8.51    $ 10.00
                                                    --------    -------    -------    -------    -------
  Income from operations:
    Net investment income (loss)                        0.65       0.56       0.59       0.49       0.36
    Net realized and unrealized gain (loss) on
      investments                                      (0.25)      0.58       1.79      (0.79)     (1.85)
                                                    --------    -------    -------    -------    -------
      Net income (loss) from operations                 0.40       1.14       2.38      (0.30)     (1.49)
                                                    --------    -------    -------    -------    -------
  Distributions:
    Dividends from net investment income               (0.13)     (0.25)     (0.12)     (0.15)      0.00
    Distributions from net realized gains on
      investments                                      (0.07)      0.00       0.00       0.00       0.00
                                                    --------    -------    -------    -------    -------
      Total distributions                              (0.20)     (0.25)     (0.12)     (0.15)      0.00
                                                    --------    -------    -------    -------    -------
Net asset value, end of year                        $  11.41    $ 11.21    $ 10.32    $  8.06    $  8.51
                                                    ========    =======    =======    =======    =======
Total return                                            3.60%     11.05%     29.62%     (3.77)%   (14.93)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)        $124,219    $43,611    $16,577    $ 3,199    $ 2,414
    Ratio of total expenses to average net assets       0.98%      1.13%      1.71%      2.69%      3.34%
    Ratio of net expenses to average net assets         0.98%      1.00%      1.00%      1.00%      1.00%
    Ratio of net investment income (loss) to
      average net assets                                5.61%      5.25%      6.27%      5.91%      6.03%
    Portfolio turnover rate                           123.25%    171.63%    291.38%    189.80%    100.80%


 * Prior to May 1, 2002, this portfolio was managed by J.P. Morgan.

** Portfolio commenced operations on May 1, 1998.


NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year


Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver and fees paid indirectly.


                                      ATSF
                     CRES- 4 Clarion Real Estate Securities

---------------------
This portfolio may be appropriate for the investor who seeks total returns exceeding the S&P 400 Mid Cap index and who can tolerate fluctuations inherent to mid- cap stock investing.

(DREYFUS LOGO)    Dreyfus Mid Cap
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks total investment returns (including capital appreciation and income) which consistently outperform the S&P Mid Cap 400 Index.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------


The portfolio's sub-adviser, The Dreyfus Corporation (Dreyfus), seeks to achieve the portfolio's investment objective by investing at least 80% of the portfolio's assets, under normal circumstances, in:


 - Common stocks of medium capitalization companies


Medium capitalization companies are defined as those that have market values between $200 million and $15 billion.


To a lesser extent, Dreyfus may invest portfolio assets in:

 - Common stocks of large and small capitalization companies, including emerging (developing) and cyclical growth companies


Dreyfus seeks to have a diversified portfolio of the common stocks of mid-capitalization companies which offer above-average potential for appreciation based on its multi-factor evaluation approach. The multi-factor evaluation approach centers around the ability to identify and dynamically weigh the fundamental characteristics driving current market returns, and to construct portfolios by actively selecting stocks possessing positive exposure to these preferred characteristics.


Generally, the factors which drive the investment process can be classified into three categories:

 - Earnings revision indicators

 - Company financial attributes

 - Value-based measures

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.


IPOs



Stocks purchased in IPOs have a tendency to fluctuate significantly in value shortly after the IPO relative to the price at which they were purchased changes. These fluctuations could impact the net asset value and return earned in the portfolio's shares.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------


The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund).


                                      ATSF
                             DMC- 1 Dreyfus Mid Cap

These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.


TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

2000                                                                             12.92%
2001                                                                             -3.94%
2002                                                                            -12.72%

The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:    16.27%  Quarter  12/31/01
Lowest:    (15.61)% Quarter  09/30/01



                         AVERAGE ANNUAL TOTAL RETURNS*


                  (For Calendar Year ended December 31, 2002)



                                        SINCE INCEPTION
                             1 YEAR      (MAY 3, 1999)
                             -------    ---------------
Dreyfus Mid Cap              (12.72)%          0.40%
S&P MidCap 400 Index         (14.52)%          3.48%



*Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.


[MONEY ICON]

EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.



FEE TABLE



ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)



% of average daily net assets



                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.29%      0.29%
                                           ------------------
TOTAL                                       1.14%      1.39%
Expense reduction(b)                        0.14%      0.14%
                                           ------------------
NET OPERATING EXPENSES                      1.00%      1.25%
-------------------------------------------------------------



(a)Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.


(b)Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.



   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.



EXPENSE EXAMPLE



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $102     $348      $614      $1,374
Service Class                    $127     $426      $747      $1,656
---------------------------------------------------------------------


                                      ATSF
                             DMC- 2 Dreyfus Mid Cap

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: The Dreyfus Corporation


ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.85% up to $100 million and 0.80% over $100 million


PORTFOLIO MANAGER:


JOHN O'TOOLE, CFA, has served as portfolio manager since inception and has been employed by Dreyfus as portfolio manager since 1994. Mr. O'Toole is a senior vice president and portfolio manager for Mellon Equity Associates. He has been employed by Mellon Bank since 1979.


[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.



                                                                    FOR YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------
                                                               2002       2001       2000      1999*
                                                              -------    -------    -------    ------
Net Asset value, beginning of year                            $ 11.29    $ 11.90    $ 10.72    $10.00
                                                              -------    -------    -------    ------
  Income from operations:
    Net investment income (loss)                                 0.01       0.01       0.03      0.04
    Net realized and unrealized gain (loss) on investments      (1.45)     (0.49)      1.36      0.68
                                                              -------    -------    -------    ------
      Net income (loss) from operations                         (1.44)     (0.48)      1.39      0.72
                                                              -------    -------    -------    ------
  Distributions:
    Dividends from net investment income                         0.00      (0.12)     (0.21)     0.00
    Distributions from net realized gains on investments         0.00      (0.01)      0.00      0.00
                                                              -------    -------    -------    ------
      Total distributions                                        0.00      (0.13)     (0.21)     0.00
                                                              -------    -------    -------    ------
Net asset value, end of year                                  $  9.85    $ 11.29    $ 11.90    $10.72
                                                              =======    =======    =======    ======
Total return                                                   (12.72)%    (3.94)%    12.92%     7.20%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                  $50,204    $30,215    $14,714    $3,384
    Ratio of total expenses to average net assets                1.14%      1.34%      1.90%     4.89%
    Ratio of net expenses to average net assets                  1.00%      1.00%      1.00%     1.00%
    Ratio of net investments income (loss) to average net
      assets                                                     0.13%      0.09%      0.29%     0.58%
    Portfolio turnover rate                                     84.87%     77.66%    110.82%    94.19%



* Portfolio commenced operations on May 3, 1999.


NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.

                                      ATSF
                             DMC- 3 Dreyfus Mid Cap

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital

 - A less conservative investment with greater risk and reward potential than a portfolio investing in large-capitalization companies


(DREYFUS LOGO)    Dreyfus Small Cap Value (closed to new investors)

[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital growth. To pursue its goal, the portfolio normally invests at least 80% of its assets in small cap companies. Small cap companies are defined as those whose market capitalizations are within the capitalization range of companies in the Russell 2000 Index at the time of purchase. Because the portfolio may continue to hold a security whose market capitalization grows, a substantial portion of the portfolio's holdings can have market capitalizations in excess of the capitalization range of the companies in the Russell 2000 Index. The portfolio may also invest in initial public offerings (IPOs) and stocks of foreign securities.


[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio normally invests in "value" companies. The sub-adviser, The Dreyfus Corporation (Dreyfus), identifies potential investment through extensive fundamental and quantitative research. The portfolio will focus on individual stock selection (a "bottom-up" approach), emphasizing three key factors:

 - value, or how a stock is valued relative to its intrinsic worth based on traditional value measures

 - business health, or overall efficiency and profitability as measured by return on assets and return on equity

 - business momentum, or the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that will trigger a price increase near term to midterm.

Because a company could remain undervalued for years, value investors search for factors that could trigger a rise in price, including new products or markets, opportunities for greater market share and more effective management.

Most of the portfolio's assets will be invested in equity securities, primarily common stocks of U.S. issuers. Normally, the portfolio will not invest more than 20% of its total assets in foreign securities.


Note: Effective July 1, 2002, Dreyfus Small Cap Value closed to new investors. All Policyowners invested in Dreyfus Small Cap Value prior to July 1, 2002 may continue to invest in the portfolio.


[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights fixed income markets or industries where there are significant returns.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of small capitalization companies appear to be greatly out of proportion to the valuations of medium or large capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price

                                      ATSF
                        DSCV- 1 Dreyfus Small Cap Value
volatility and may decline more significantly in market downturns than securities of larger companies.

INVESTMENT STYLE RISK


Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Value stocks, in many cases, are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------


The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004.
The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.


TOTAL RETURN

(per calendar year)

[PERFORMANCE GRAPH]

1994                                                                             -1.79%
1995                                                                             14.05%
1996                                                                             25.63%
1997                                                                             25.56%
1998                                                                             -2.18%
1999                                                                             29.39%
2000                                                                             11.02%
2001                                                                             28.79%
2002                                                                            -39.46%

The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:   44.49%  Quarter   12/31/01
Lowest:   (33.09)% Quarter   09/30/02



                         AVERAGE ANNUAL TOTAL RETURNS*

                  (For Calendar Year ended December 31, 2003)


                                           SINCE INCEPTION
                       1 YEAR    5 YEARS    (MAY 4, 1993)
                       -------   -------   ---------------
Dreyfus Small Cap
  Value                (39.46)%   1.84%         8.32%
Russell 2000 Index     (20.48)%  (1.36)%        7.25%



*Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.


[MONEY ICON]

EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously,



(1)The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. The Dreyfus Corporation has been the portfolio's sub-adviser since September 16, 1996. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to September 16, 1996 is attributable to that firm.


                                      ATSF
                        DSCV- 2 Dreyfus Small Cap Value
these figures do not reflect any fee or charges imposed by your product.


FEE TABLE



ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)



% of average daily net assets



                              CLASS OF SHARES
                             INITIAL    SERVICE
-----------------------------------------------
Management fees                0.80%      0.80%
Rule 12b-1 fees                 N/A       0.25%
Other expenses                 0.08%      0.08%
                             ------------------
TOTAL                          0.88%      1.13%
Expense reduction(b)            N/A        N/A
                             ------------------
NET OPERATING EXPENSES         0.88%      1.13%
-----------------------------------------------



(a)Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.



(b)Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 0.89%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.


   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.



EXPENSE EXAMPLE



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 90     $281      $488      $1,084
Service Class                    $115     $359      $622      $1,375
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: The Dreyfus Corporation

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80%

PORTFOLIO MANAGER:


PETER L. HIGGINS serves as portfolio manager for this portfolio. Mr. Higgins has been employed by The Boston Company Asset Management, LLC, a subsidiary of Mellon Financial Corporation, since August 1988 and by Dreyfus since February 1996.


                                      ATSF
                        DSCV- 3 Dreyfus Small Cap Value

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by Pricewaterhouse Coopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.



                                                                YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------
                                                  2002        2001        2000        1999        1998
                                                --------    --------    --------    --------    --------
Net asset value, beginning of year              $  15.72    $  15.62    $  16.51    $  14.14    $  16.41
                                                --------    --------    --------    --------    --------
Income from operations:
  Net investment income (loss)                     (0.05)      (0.03)      (0.03)      (0.04)      (0.03)
  Net realized and unrealized gain (loss) on
    investments                                    (6.24)       4.66        1.87        4.00       (0.13)
                                                --------    --------    --------    --------    --------
    Net income (loss) from operations              (6.29)       4.63        1.84        3.96       (0.16)
                                                --------    --------    --------    --------    --------
Distributions:
  Dividends from net investment income              0.00        0.00        0.00        0.00       (0.02)
  Distributions from net realized gains on
    investments                                    (1.80)      (4.53)      (2.73)      (1.59)      (2.09)
                                                --------    --------    --------    --------    --------
    Total distributions                            (1.80)      (4.53)      (2.73)      (1.59)      (2.11)
                                                --------    --------    --------    --------    --------
Net asset value, end of year                    $   7.63    $  15.72    $  15.62    $  16.51    $  14.14
                                                ========    ========    ========    ========    ========
Total return                                      (39.46)%     28.79%      11.02%      29.39%      (2.18)%
Ratios and supplemental data:
  Net assets at end of year (in thousands)      $224,359    $313,685    $213,086    $187,803    $158,662
  Ratio of total expenses to average net
    assets                                          1.19%       1.18%       1.26%       1.22%       0.94%
  Ratio of net expenses to average net assets       0.88%       0.91%       0.91%       0.90%       0.86%
  Ratio of net investment income (loss) to
    average net assets                             (0.45)%     (0.24)%     (0.23)%     (0.28)%     (0.23)%
  Portfolio turnover rate                         132.98%        172%        192%        216%        183%



NOTES TO FINANCIAL HIGHLIGHTS



Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.


                                      ATSF
                        DSCV- 4 Dreyfus Small Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.

(FEDERATED LOGO)    Federated Growth & Income
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics. (These are securities that appear to have a low probability of significant price decline relative to the overall equity market. They also will, in the sub-adviser's view, generally have a comparatively low volatility in share price relative to the overall equity market.)

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Federated Investment Counseling (Federated), seeks to achieve the portfolio's objective by investing principally in:

 - Common and preferred stocks

 - Convertible securities

 - REITs

 - Fixed-income securities

 - Foreign securities

Federated seeks total return by investing primarily in common stocks that provide the opportunity for capital appreciation or high dividend income. Federated seeks capital appreciation by investing primarily in undervalued, overlooked common stocks. These securities are generally trading at low historical valuations relative to the market and to industry peers. To achieve high current income, Federated seeks to invest in securities that offer higher dividends than the overall market. Convertible stocks and bonds, real estate investment trusts and securities issued by utility companies are generally the types of securities that Federated may emphasize in order to enhance the portfolio's dividend income. Federated may also invest a portion of the portfolio's assets in securities of companies based outside the U.S. to diversify the portfolio's holdings and to gain exposure to the foreign market.

Federated attempts to invest in securities that have defensive characteristics, i.e., securities that appear to have a low volatility in share price relative to the overall equity market. Federated also may emphasize investment in equity securities that provide high dividend income, which generally are less volatile stocks. Federated also may allocate a portion of the portfolio's assets in cash, options on securities and indices, or fixed-income securities, including non-investment grade fixed-income securities, when the markets appear to be overpriced.

In selecting securities for portfolio investment, Federated uses fundamental analysis, emphasizing the following: undervalued and overlooked companies that have the potential for positive changes; companies' financial strength, particularly the generation of "free" cash flow that exceeds capital spending and dividend requirements; companies' management skill and shareholder orientation; improving earnings; and equity securities of companies that demonstrate an ability to maintain their value when the board equity market is weak. To determine the timing or purchases and sales of portfolio securities, Federated considers technical stock price factors.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - changes in interest rates

 - length of time to maturity

 - issuers defaulting on their obligations to pay interest or return principal.

CONVERTIBLES

The market value of convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Preferred stocks can also be converted to common stocks.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.
                                      ATSF
                        FGI- 1 Federated Growth & Income

A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------


The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.


TOTAL RETURN

(per calendar year)

[PERFORMANCE GRAPH]

1995                                                                             25.25%
1996                                                                             11.64%
1997                                                                             24.65%
1998                                                                              3.05%
1999                                                                             -4.45%
2000                                                                             29.16%
2001                                                                             15.70%
2002                                                                             -0.96%

The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:  12.15%  Quarter  06/30/99
Lowest:   (7.99)% Quarter  03/31/99



                         AVERAGE ANNUAL TOTAL RETURNS*


                  (For Calendar Year ended December 31, 2002)



                                             SINCE INCEPTION
                          1 YEAR   5 YEARS   (MARCH 1, 1994)
                          ------   -------   ---------------
Federated Growth &
  Income                   0.96%   8.24 %          10.78%
Russell MidCap Value
  Index                   (9.64)%  2.95 %          10.63%



* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.


[MONEY ICON]

EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
                        FGI- 2 Federated Growth & Income

FEE TABLE



ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)



% of average daily net assets



                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(b)                         N/A        N/A
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------



(a)Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.


(b)Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.



   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.



EXPENSE EXAMPLE



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 83     $259      $450      $1,002
Service Class                    $108     $337      $585      $1,294
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

Investment Adviser: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Federated Investment Counseling

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.75%

PORTFOLIO MANAGERS:

STEVEN J. LEHMAN, CFA and JOHN L. NICHOL CFA, serve as co-portfolio managers of this portfolio.

Mr. Lehman has served as co-portfolio manager since 1997. He joined Federated in 1997. From 1985 to 1997, he served as portfolio manager, vice president and senior portfolio manager at First Chicago NBD.

Mr. Nichol has served as the co-portfolio manager since May 2002. Mr. Nichol joined Federated in September 2002 as an Assistant Vice President/ Senior Investment Analyst. From 1992 - August 2000, Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio.

                                      ATSF
                        FGI- 3 Federated Growth & Income

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations.) Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost)on an investment in the portfolio (assuming reinvestment of all distributions.) The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Funds financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.



                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                  ------------------------------------------------------
                                                    2002        2001        2000       1999       1998
                                                  --------    --------    --------    -------    -------
Net asset value, beginning of year                $  15.28    $  13.43    $  10.91    $ 12.28    $ 12.56
                                                  --------    --------    --------    -------    -------
  Income from operations:
    Net investment income (loss)                      0.62        0.64        0.51       0.48       0.53
    Net realized and unrealized gain (loss) on
      investments                                    (0.48)       1.46        2.65      (1.00)     (0.16)
                                                  --------    --------    --------    -------    -------
      Net income (loss) from operations               0.14        2.10        3.16      (0.52)      0.37
                                                  --------    --------    --------    -------    -------
  Distributions:
    Dividends from net investment income             (0.35)      (0.25)      (0.63)     (0.75)     (0.55)
    Distributions from net realized gains on
      investments                                    (0.72)       0.00       (0.01)     (0.10)     (0.10)
                                                  --------    --------    --------    -------    -------
      Total distributions                            (1.07)      (0.25)      (0.64)     (0.85)     (0.65)
                                                  --------    --------    --------    -------    -------
Net asset value, end of year                      $  14.35    $  15.28    $  13.43    $ 10.91    $ 12.28
                                                  ========    ========    ========    =======    =======
Total return                                          0.96%      15.70%      29.16%     (4.45)%     3.05%
Ratios and supplemental data:
    Net assets at end of year (in thousands)      $389,120    $281,943    $122,886    $76,280    $87,616
    Ratio of expenses to average net assets           0.81%       0.86%       0.86%      0.89%      0.90%
    Ratio of net investment income (loss) to
      average net assets                              4.11%       4.39%       4.31%      4.01%      4.35%
    Portfolio turnover rate                         145.88%     117.05%     147.18%    117.14%     97.17%


NOTES TO FINANCIAL HIGHLIGHTS


Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.


                                      ATSF
                        FGI- 4 Federated Growth & Income

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth from a diversified portfolio that combines "value" and "growth" investment management styles. As a result, the portfolio will have characteristics similar to the S&P 500. The investor should be comfortable with the price fluctuations of a stock portfolio and be willing to accept higher short-term risk for potential long- term returns.

(GE ASSET MANAGEMENT LOGO)    GE U.S. Equity
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, GE Asset Management Incorporated (GEAM), seeks to meet the portfolio's investment objective by investing primarily in:


 - Equity Securities of U.S. companies.



GEAM uses a Multi-Style(R) investment strategy that combines growth and value investment management styles. As a result, the portfolio has characteristics similar to the Standard & Poor's 500 Composite Stock Index, including average market capitalization and dividend yield potential. Stock selection is key to the performance of the portfolio.


Through fundamental company research, the portfolio managers seek to identify securities of large companies with characteristics such as: attractive valuations, financial strength and high quality management focused on generating shareholder value.


The portfolio may, to a lesser extent, also invest in foreign securities and debt securities, other securities, and may use various investment techniques to adjust the Fund's investment expense, but there is no guarantee that this technique may work.


[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.


STYLE RISK


Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may underperform other portfolios that employ a different style. The portfolio also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                            GEUSE- 1 GE U.S. Equity

[GRAPH ICON]

PAST PERFORMANCE

-----------------------------------------


The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.


Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.


TOTAL RETURN

(per calendar year)

[TOTAL RETURN BAR CHART]

1997                                                                             27.01%
1998                                                                             22.87%
1999                                                                             18.41%
2000                                                                             -0.79%
2001                                                                             -8.88%
2002                                                                            -19.80%

The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:   19.59%   Quarter  12/31/98
Lowest:    (16.38)% Quarter  09/30/02



                         AVERAGE ANNUAL TOTAL RETURNS*


                  (For Calendar Year ended December 31, 2002)



                                            SINCE INCEPTION
                       1 YEAR    5 YEARS   (JANUARY 2, 1997)
                       -------   -------   -----------------
GE U.S. Equity         (19.80)%   1.07%          5.01%
S&P 500 Composite
  Stock Index          (22.09)%  (0.58)%         4.41%



*Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.


[MONEY ICON]

EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.



FEE TABLE



ANNUAL PORTFOLIO OPERATING EXPENSES(a) expenses that are deducted from portfolio assets)



% of average daily net assets



                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                           0.775%     0.775%
Rule 12b-1 fees                             N/A      0.250%
Other expenses                            0.120%     0.120%
                                         ------------------
TOTAL                                     0.895%     1.145%
Expense reduction(b)                        N/A        N/A
                                         ------------------
NET OPERATING EXPENSES                    0.895%     1.145%
-----------------------------------------------------------



(a)Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.


(b)Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.



   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.



EXPENSE EXAMPLE



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 91     $285      $490      $1,102
Service Class                    $117     $364      $630      $1,392
---------------------------------------------------------------------


                                      ATSF
                            GEUSE- 2 GE U.S. Equity

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.


SUB-ADVISER: GE Asset Management Incorporated



ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.775%.


PORTFOLIO MANAGER:


EUGENE K. BOLTON leads a team of portfolio managers for this portfolio. He has served in that capacity since the portfolio's inception. Mr. Bolton is Director and Executive Vice President of GEAM. He manages the overall U.S. Equity investments for GEAM. Mr. Bolton joined GEAM in 1984 as Chief Financial Officer and has been a portfolio manager since 1986.


[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.



                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------
                                                  2002        2001        2000        1999        1998
                                                --------    --------    --------    --------    --------
Net asset value, beginning of year              $  13.52    $  14.98    $  15.79    $  14.42    $  12.23
                                                --------    --------    --------    --------    --------
  Income from operations:
    Net investment income (loss)                    0.06        0.05        0.07        0.07        0.09
    Net realized and unrealized gain (loss) on
      investments                                  (2.73)      (1.38)      (0.19)       2.55        2.69
                                                --------    --------    --------    --------    --------
      Net income (loss) from operations            (2.67)      (1.33)      (0.12)       2.62        2.78
                                                --------    --------    --------    --------    --------
  Distributions:
    Dividends from net investment income           (0.06)      (0.02)      (0.11)      (0.51)      (0.48)
    Distributions from net realized gains on
      investments                                   0.00       (0.11)      (0.58)      (0.74)      (0.11)
                                                --------    --------    --------    --------    --------
      Total distributions                          (0.06)      (0.13)      (0.69)      (1.25)      (0.59)
                                                --------    --------    --------    --------    --------
Net asset value, end of year                    $  10.79    $  13.52    $  14.98    $  15.79    $  14.42
                                                ========    ========    ========    ========    ========
Total Return                                      (19.80)%     (8.88)%     (0.79)%     18.41%      22.87%
Ratios and supplemental data:
    Net assets at end of year (in thousands)    $121,427    $173,136    $205,761    $179,267    $110,803
    Ratio of total expenses to average net
      assets                                        0.92%       0.94%       0.88%       0.93%       1.05%
    Ratio of net investment income (loss) to
      average net assets                            0.50%       0.35%       0.42%       0.46%       0.67%
    Portfolio turnover rate                        32.97%      53.87%      39.08%      44.01%      63.08%


NOTES TO FINANCIAL HIGHLIGHTS


Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.


                                      ATSF
                            GEUSE- 3 GE U.S. Equity

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(GREAT COMPANIES LOGO)    Great Companies -- America(SM)
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve the portfolio's objective by investing principally in:

 - Large-cap stocks


The portfolio seeks to invest in common stocks of large, established, United States-based companies. Stocks for this portfolio are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."



The sub-adviser seeks common stocks that have outstanding shareholder returns defined as having outperformed the portfolio's benchmark over a set period of time. The sub-adviser will use the S&P 500 as the performance benchmark for the portfolio.



Companies identified by the sub-adviser for inclusion in the portfolio may fall outside of the initial screening process. The final selection of companies identified by the stock selection process and the addition of such companies to the portfolio, is at the sole discretion of the sub-adviser, irrespective of the stock screening process or methods used.



To determine how to allocate fund assets among the "great companies" the sub-adviser has identified, the sub-adviser uses Intrinsic Value. Intrinsic Value is the discounted value of the cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.


[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

NON-DIVERSIFICATION

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                     GCA- 1 Great Companies -- America(SM)

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------


The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.


Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.


TOTAL RETURN

(per calendar year)

[PERFORMANCE GRAPH]

2001                                                                            -12.20%
2002                                                                            -10.69%

The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:    11.28%  Quarter  12/31/01
Lowest:    (16.25)% Quarter  06/30/02



                         AVERAGE ANNUAL TOTAL RETURNS*


                  (For Calendar Year ended December 31, 2002)



                                        SINCE INCEPTION
                              1 YEAR     (MAY 1, 2000)
                              -------   ---------------
Great
  Companies -- America(SM)     (20.69)%      (8.35)%
S&P 500 Composite Stock
  Index                        (22.09)%     (15.91)%



*Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.


[MONEY ICON]

EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.



FEE TABLE



ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)



% of average daily net assets



                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.88%      1.13%
Expense reduction(b)                         N/A        N/A
                                          ------------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------



(a)Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.


(b)Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.



   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.



EXPENSE EXAMPLE



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 90     $281      $488      $1,084
Service Class                    $115     $359      $622      $1,375
---------------------------------------------------------------------


                                      ATSF
                     GCA- 2 Great Companies -- America(SM)

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Great Companies, L.L.C.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80%

PORTFOLIO MANAGERS:


JIM HUGUET has served as Co-CEO, Manager and CIO of Great Companies since May 2000. He has served as co-portfolio manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies, L.L.C.


GERRY BOLLMAN, CFA has served as Executive Vice President of Great Companies since May 2000. He has served as a co-portfolio manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.


MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani worked for Deloitte & Touche in Phoenix, Arizona and Wilton, Connecticut, most recently as accounting manager in the firm's national office.


                                      ATSF
                     GCA- 3 Great Companies -- America(SM)

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.



                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                              -------------------------------
                                                                2002        2001       2000*
                                                              --------    --------    -------
Net asset value, beginning of year                            $   9.96    $  11.38    $ 10.00
                                                              --------    --------    -------
  Income from operations:
    Net investment income (loss)                                  0.05        0.04       0.04
    Net realized and unrealized gain (loss) on investments       (2.11)      (1.43)      1.34
                                                              --------    --------    -------
      Net income (loss) from operations                          (2.06)      (1.39)      1.38
                                                              --------    --------    -------
  Distributions:
    Dividends from net investment income                         (0.02)      (0.03)      0.00
    Distributions from net realized gains on investments          0.00        0.00       0.00
                                                              --------    --------    -------
      Total distributions                                        (0.02)      (0.03)      0.00
                                                              --------    --------    -------
Net asset value, end of year                                  $   7.88    $   9.96    $ 11.38
                                                              ========    ========    =======
Total return                                                    (20.69)%    (12.20)%    13.80%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                  $233,961    $152,874    $83,121
    Ratio of expenses to average net assets                       0.88%       0.89%      0.91%
    Ratio of net investment income (loss) to average net
      assets                                                      0.54%       0.39%      0.52%
    Portfolio turnover rate                                      30.84%      69.80%     14.67%


* Portfolio commenced operations on May 1, 2000.

NOTES TO FINANCIAL HIGHLIGHTS


Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.


                                      ATSF
                     GCA- 4 Great Companies -- America(SM)

---------------------
For the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the risks associated with foreign investing.

(GREAT COMPANIES LOGO)    Great Companies -- Global(2)
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve the portfolio's investment objective by investing principally in:

 - Common stocks of domestic and foreign issuers

Great Companies will select non-technology and technology stocks, both domestic and international, for the portfolio from a group of companies that Great Companies has identified as being "great companies."

Stocks selected for the portfolio will meet some of the common criteria listed below.

Companies selected for the domestic portion of the portfolio will consist of large cap stocks of companies incorporated in the United States that have been identified by the portfolio managers through an initial screening process as great companies. These stocks will consist of domestic non-technology companies that are global companies as defined by the sub-adviser; have a market cap in excess of $15 billion; have world class management; and are considered by the sub-adviser as engaged in "terrific businesses." The sub-adviser seeks common stocks that have outstanding shareholder returns and have outperformed the portfolio's benchmark over a set period of time.

Domestic technology stocks included in the portfolio will consist of large cap companies identified by the sub-adviser as great companies through its proprietary initial screening process. All technology stocks included in the portfolio are considered global companies by the sub-adviser and are considered leaders in its industry and have been in business for over 15 years.


The stocks selected for the international portion of the portfolio must be incorporated outside of the United States. The technology and non-technology portion of international stocks must consist of companies that have global presence with a strong portion of their revenues outside the country of origin. In addition, the international stocks will only be selected if they (and their predecessors) have outperformed the Morgan Stanley Capital International World Index (MSCIW) over a period of time defined by the sub-adviser's initial screening process. The international stocks cannot have government ownership in excess of 10% and, generally, must be ADR traded securities.


The sub-adviser will use MSCIW as the performance benchmark for the portfolio.


To be considered a "great company" by the sub-adviser, the sub-adviser will initially determine if a company meets the following criteria: be highly regarded by management experts; be publicly traded; have a market cap in excess of $15 billion; be engaged in what the sub-adviser considers to be "terrific businesses"; have a "protective barrier" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; and be an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities.



Companies identified by the sub-adviser for inclusion in the portfolio may fall outside of the initial screening process. The final selection of companies identified by the stock selection process and the addition of such companies to the portfolio, is at the sole discretion of the sub-adviser, irrespective of the stock screening process or methods used.



To determine how to allocate fund assets among the "great companies" the sub-adviser has identified, the sub-adviser uses Intrinsic Value. Intrinsic Value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.



The allocation of stocks within each portion of the portfolio will be driven by these factors: market price relative to Intrinsic Value and Intrinsic Value momentum.


The portfolio may also take a temporary defensive position.
                                      ATSF
                      GCG- 1 Great Companies -- Global(2)

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

EMERGING MARKETS RISK

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DEPOSITARY RECEIPTS

Depositary receipts represent interests in an account at a bank or trust company which holds equity securities. They are subject to some of the same risks as direct investments in foreign securities, including currency risk. The regulatory requirements with respect to depositary receipts that are issued in sponsored and unsponsored programs are generally similar, but the issuers of unsponsored depositary receipts are not obligated to disclose material information in the U.S., and, therefore, such information may not be reflected in the market value of the depositary receipts.

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

TECHNOLOGY STOCKS

Securities of technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technological issues.

ESTABLISHED COMPANY STOCKS

Because domestic companies in which this portfolio invests must have been in existence for at least 50 years, and foreign companies must have been in existence for at least 15 years, certain sector stocks, which would otherwise present attractive investment opportunities, will not be selected for the portfolio.

GROWTH INVESTING RISK

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may underperform other portfolios that employ a different style. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds typically will underperform when value investing is in favor.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                      GCG- 2 Great Companies -- Global(2)

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------


The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.


Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.


TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

2001                                                                            -16.84%
2002                                                                            -21.51%

The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:    15.26%  Quarter  12/31/01
Lowest:    (18.03)% Quarter  03/31/01



                         AVERAGE ANNUAL TOTAL RETURNS*


                  (For Calendar Year ended December 31, 2002)



                                        SINCE INCEPTION
                            1 YEAR    (SEPTEMBER 1, 2000)
                            -------   -------------------
Great
  Companies -- Global(2)     (21.51)%        (22.17)%
Morgan Stanley Capital
  International World
  Index                      (19.54)%        (19.83)%



*Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.


[MONEY ICON]

EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.



FEE TABLE



ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)



% of average daily net assets



                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.40%      0.40%
                                          ------------------
TOTAL                                       1.20%      1.45%
Expense reduction(b)                        0.20%      0.20%
                                          ------------------
NET OPERATING EXPENSES                      1.00%      1.25%
------------------------------------------------------------



(a)Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.


(b)Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.



   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.



EXPENSE EXAMPLE



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $102     $361      $640      $1,437
Service Class                    $127     $439      $773      $1,718
---------------------------------------------------------------------


                                      ATSF
                      GCG- 3 Great Companies -- Global(2)

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Great Companies, L.L.C.

MANAGEMENT FEE: As a percentage of the portfolio's average daily net assets -- 0.80%.

PORTFOLIO MANAGERS:


JIM HUGUET has served as Co-CEO, Manager and CIO of Great Companies since May 2000. He has served as co-manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies, L.L.C.


GERRY BOLLMAN, CFA has served as Executive Vice President of Great Companies since May 2000. He has served as a co-manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.


MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani worked for Deloitte & Touche in Wilton, Connecticut, most recently as accounting manager in the firm's national office.


                                      ATSF
                      GCG- 4 Great Companies -- Global(2)

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.



                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                              --------------------------------
                                                                2002        2001       2000*
                                                              --------    --------    --------
Net asset value, beginning of year                            $  7.10     $  8.54     $ 10.00
                                                              -------     -------     -------
  Income from operations:
    Net investment income (loss)                                 0.01        0.01        0.02
    Net realized and unrealized gain (loss) on investments      (1.54)      (1.45)      (1.48)
                                                              -------     -------     -------
      Net income (loss) from operations                         (1.53)      (1.44)      (1.46)
                                                              -------     -------     -------
  Distributions:
    Dividends from net investment income                         0.00        0.00        0.00
    Distributions from net realized gains on investments         0.00        0.00        0.00
                                                              -------     -------     -------
      Total distributions                                        0.00        0.00        0.00
                                                              -------     -------     -------
Net asset value, end of year                                  $  5.57     $  7.10     $  8.54
                                                              =======     =======     =======
Total return                                                   (21.51)%    (16.84)%    (14.60)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                  $25,495     $16,060     $ 5,057
    Ratio of total expenses to average net assets                1.20%       1.59%       3.93%
    Ratio of net expenses to average net assets                  1.00%       1.00%       1.00%
    Ratio of net investment income (loss) to average net
      assets                                                     0.24%       0.12%       0.53%
    Portfolio turnover rate                                     41.88%     105.88%       6.49%


* Portfolio commenced operations on September 1, 2000.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.

                                      ATSF
                      GCG- 5 Great Companies -- Global(2)

---------------------
For the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.





(GREAT COMPANIES LOGO)  Great Companies -- Technology(SM)
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

This portfolio's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve the portfolio's objective by investing principally in:

 - Common stocks of companies that offer technology, communications, capital goods or related products and services.

Great Companies generally invests at least 80% of the portfolio's assets in such stocks.

The portfolio seeks to invest in stocks of large, established, United
States based companies that rely extensively on technology or communications in their product development or operations, and have benefited from technological or communications in their operating history. Stocks for this portfolio are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."


To be considered a "great company" by the sub-adviser, the sub-adviser will initially determine if a company meets the following criteria: be highly regarded by management experts; be publicly traded; be incorporated in the United States; have been in business for 15 years or more; have a market cap in excess of $15 billion; be a global company as defined by sub-adviser; be engaged in what the sub-adviser considers to be "terrific technology businesses"; have a "protective barrier" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; and be an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities. The sub-adviser seeks common stocks that have outstanding shareholder returns and have outperformed the fund's benchmark over a set period of time. The sub-adviser will use the NASDAQ Composite Index as the performance benchmark for the portfolio.


Companies identified by the sub-adviser for selection to the portfolio may fall outside of the initial screening process. The final selection of companies identified by the stock selection process and the addition of such companies to the portfolio, is at the sole discretion of the sub-adviser, irrespective of the stock screening process or methods used.


To determine how to allocate fund assets among the "great companies" the sub-adviser has identified, the sub-adviser uses Intrinsic Value. Intrinsic Value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure and changes when interest rates move or when forecasts of future cash flows are revised.


[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

NON-DIVERSIFICATION

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

TECHNOLOGY RISK

Securities of technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technological issues.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                    GCT- 1 Great Companies -- Technology(SM)

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------


The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.


Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.



TOTAL RETURN


(per calendar year)

[PERFORMANCE GRAPH]

2001                                                                            -36.94%
2002                                                                            -38.12%

The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:   34.92%  Quarter  12/31/01
Lowest:   (34.65)% Quarter  09/30/01



                         AVERAGE ANNUAL TOTAL RETURNS*


                  (For Calendar Year ended December 31, 2002)



                                           SINCE INCEPTION
                                 1 YEAR     (MAY 1, 2000)
                                 -------   ---------------
Great
  Companies -- Technology(SM)    (38.12)%      (39.38)%
NASDAQ Composite Index           (31.53)%      (32.76)%



*Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.


[MONEY ICON]

EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.



FEE TABLE



ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)



% of average daily net assets



                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.21%      0.21%
                                          ------------------
TOTAL                                       1.01%      1.26%
Expense reduction(b)                        0.01%      0.01%
                                          ------------------
NET OPERATING EXPENSES                      1.00%      1.25%
------------------------------------------------------------



(a)Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.


(b)Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.



   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.


                                      ATSF
                    GCT- 2 Great Companies -- Technology(SM)

EXPENSE EXAMPLE



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $102     $321      $557      $1,235
Service Class                    $127     $399      $691      $1,522
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Great Companies, L.L.C.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.80%

PORTFOLIO MANAGERS:


JIM HUGUET has served as Co-CEO, Manager and CIO of Great Companies since May 2000. He has served as co-manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies, L.L.C.


GERRY BOLLMAN, CFA has served as Executive Vice President of Great Companies since May 2000. He has served as a co-manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.


MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani worked for Deloitte & Touche in Phoenix, Arizona and Wilton, Connecticut, most recently as Accounting Manager in the firm's national office.


                                      ATSF
                    GCT- 3 Great Companies -- Technology(SM)

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.



                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                              --------------------------------
                                                                2002        2001       2000*
                                                              --------    --------    --------
Net asset value, beginning of year                            $  4.25     $  6.74     $ 10.00
                                                              -------     -------     -------
  Income from operations:
    Net investment income (loss)                                (0.03)      (0.03)      (0.01)
    Net realized and unrealized gain (loss) on investments      (1.59)      (2.46)      (3.25)
                                                              -------     -------     -------
      Net income (loss) from operations                         (1.62)      (2.49)      (3.26)
                                                              -------     -------     -------
  Distributions:
    Dividends from net investment income                         0.00        0.00        0.00
    Distributions from net realized gains on investments         0.00        0.00        0.00
                                                              -------     -------     -------
      Total distributions                                        0.00        0.00        0.00
                                                              -------     -------     -------
Net asset value, end of year                                  $  2.63     $  4.25     $  6.74
                                                              =======     =======     =======
Total return                                                   (38.12)%    (36.94)%    (32.60)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                  $53,434     $56,885     $24,159
    Ratio of total expenses to average net assets                1.01%       0.99%       1.05%
    Ratio of net expenses to average net assets                  1.00%       0.99%       1.00%
    Ratio of net investment income (loss) to average net
     assets                                                     (0.79)%     (0.66)%     (0.16)%
    Portfolio turnover rate                                     86.20%      75.30%      48.23%


* Portfolio commenced operations on May 1, 2000.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.

                                      ATSF
                    GCT- 4 Great Companies -- Technology(SM)

----------------------
This portfolio may be appropriate for the investor who seeks capital growth and income from the same investment with a balance between equity and debt but does not desire a consistent level of income.

----------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(JANUS LOGO)    Janus Balanced
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve the portfolio's objective by investing principally in:

 - 40% to 60% in securities selected primarily for growth potential -- such as common stocks

 - 40% to 60% in securities selected primarily for income potential -- both equity and debt.

The basic strategy of the portfolio is to maintain a growth component and an income component. Normally, 40% to 60% of the portfolio's securities are chosen primarily for their growth potential, and the remaining 40% to 60% are chosen primarily for their income potential. These securities may include foreign issuers.

The growth component is expected to consist mainly of common stocks in companies and industries that the portfolio manager believes are experiencing favorable demand for their products and services, and that are operating in a favorable competitive and regulatory climate. In its analysis, the portfolio manager looks for companies with earnings growth potential that may not be recognized by the market.

The income component will consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities.

At least 25% of the portfolio's assets will normally be invested in fixed-income securities.

Janus uses a "bottom up" approach to select stocks. In other words, the portfolio manager looks mostly for income producing securities that meet its investment criteria one at a time. If the portfolio manager is unable to find such investments, the portfolio's assets may be in cash or similar investments. Securities are selected without regard to any industry sector or other similarly defined selection procedure.

Up to 35% of the portfolio's assets may be invested in high-yield/high-risk bonds (commonly known as "junk bonds"). These bonds are rated below investment grade by the primary rating agencies.

The portfolio may shift assets between the growth and income portions of its portfolio, based on the portfolio manager analysis of the market and conditions in the economy. If the portfolio manager believes that at a particular time growth investments will provide better returns than the yields from income-producing investments, the portfolio may put a greater emphasis on growth. The reverse may also take place.

The portfolio manager may sell the portfolio's securities when its expectations regarding earnings growth potential change.

The portfolio may, to a lesser extent, invest in futures and foreign securities, or other securities and investment strategies in pursuit of the portfolio's investment objectives.


Janus may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse market conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective.


[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - changes in interest rates

 - length of time to maturity

 - issuers defaulting on their obligations to pay interest or return principal

HIGH-YIELD/HIGH-RISK SECURITIES

 - credit risk

 - greater sensitivity to interest rate movements

 - greater vulnerability to economic changes

 - decline in market value in event of default

 - less equity

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                              JB- 1 Janus Balanced

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------


Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.


[MONEY ICON]

EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.



FEE TABLE



ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)



% of average daily net assets



                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.90%      0.90%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.69%      0.69%
                                          ------------------
TOTAL                                       1.59%      1.84%
Expense reduction(b)                        0.19%      0.19%
                                          ------------------
NET OPERATING EXPENSES                      1.40%      1.65%
------------------------------------------------------------



(a)Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.


(b)Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.40%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.40%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.



   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.



EXPENSE EXAMPLE



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $143     $483      $848      $1,873
Service Class                    $168     $560      $978      $2,143
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Janus Capital Management LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.90% of the first $500 million; 0.85% of the next $500 million and 0.80% of assets over $1 billion.


PORTFOLIO MANAGER: KAREN L. REIDY, CFA, Executive Vice President and Portfolio Manager of the Janus Balanced Fund and Janus Core Equity Fund. She joined Janus in 1995 as a research analyst.


                                      ATSF
                              JB- 2 Janus Balanced

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.



                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $ 10.00
                                                                   -------
  Income from operations:
    Net investment income (loss)                                      0.07
    Net realized and unrealized gain (loss) on investments           (0.58)
                                                                   -------
      Net income (loss) from operations                              (0.51)
                                                                   -------
  Distributions:
    Dividends from net investment income                              0.00
    Distributions from net realized gains on investments              0.00
                                                                   -------
      Total distributions                                             0.00
                                                                   -------
Net asset value, end of year                                       $  9.49
                                                                   =======
Total return                                                         (5.10)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $37,233
    Ratio of total expenses to average net assets                     1.59 %
    Ratio of net expenses to average net assets                       1.40 %
    Ratio of net investment income (loss) to average net
     assets                                                           1.08 %
    Portfolio turnover rate                                          42.49 %



* Portfolio commenced operations on May 1, 2002.


NOTES TO FINANCIAL HIGHLIGHTS


Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.



Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.


                                      ATSF
                              JB- 3 Janus Balanced

[QUESTION MARK ICON]
SIMILAR SUB-ADVISER FUND PERFORMANCE
------------------------------------------------------------------

The portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an existing SEC-registered fund that is managed by the portfolio's sub-adviser (and portfolio manager) and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AND PORTFOLIO MANAGER AS THE PORTFOLIO, YOU SHOULD NOT ASSUME THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. The portfolio's future performance may be greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of the portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds or any other fund managed by ATFA.


The tables for the portfolio's respective Similar Sub-Adviser Fund include the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 2002.



These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than the portfolio. The average annual total returns for the Similar Sub-Adviser Funds are shown with the deductions of the applicable sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO.


THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AS "SIMILAR SUB-ADVISER FUNDS.")

(See the SAI for more information about the portfolio's performance.)


                                                                              AVERAGE ANNUAL TOTAL RETURN
                                                                                 (WITHOUT SALES LOADS)
                                                                      -------------------------------------------
                                 SIMILAR SUB-ADVISER      INCEPTION   TOTAL
       ATSF PORTFOLIO                  FUND(1)              DATE      ASSETS   1 YEAR   5 YEARS   SINCE INCEPTION
       --------------          ------------------------   ---------   ------   ------   -------   ---------------
Janus Balanced                      Janus Balanced        9/1/92      $ 3.9B   (6.56)%   7.06%         10.77%



(1) This portfolio does not have a sales load.


                                      ATSF
                              JB- 4 Janus Balanced

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the significant risks associated with foreign investing.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.


(JANUS LOGO)    Janus Global

[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Janus Capital Management LLC (Janus) seeks to achieve the portfolio's investment objective by investing principally in:

 - Common stocks of foreign and domestic issuers

 - Depositary receipts including ADRs, GDRs and EDRs

The portfolio may also use forward foreign currency contracts for hedging.

Janus' main strategy is to use a "bottom up" approach to build the portfolio's investment portfolio. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

Foreign securities are generally selected on a stock-by-stock basis without regard to defined allocation among countries or geographic regions.

When evaluating foreign investments, Janus (in addition to looking at individual companies) considers such factors as:

 - Expected levels of inflation in various countries

 - Government policies that might affect business conditions

 - The outlook for currency relationships

 - Prospects for economic growth among countries, regions or geographic areas


Janus may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse market conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective.


[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

DEPOSITARY RECEIPTS

Depositary receipts represent interests in an account at a bank or trust company which holds equity securities. They are subject to some of the same risks as direct investments in foreign securities, including currency risk. The regulatory requirements with respect to depositary receipts that are issued in sponsored and unsponsored programs are generally similar, but the issuers of unsponsored depositary receipts are not obligated to disclose material information in the U.S., and, therefore, such information may not be reflected in the market value of the depositary receipts.

                                      ATSF
                              JGL- 1 Janus Global

FORWARD FOREIGN CURRENCY CONTRACTS

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of portfolio securities decline. Such hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise.

Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the portfolio's limitation on investing in illiquid securities.

If the portfolio manager's judgment of markets proves incorrect or the strategy does not correlate well with a portfolio's investment, the use of such hedging transactions could result in a loss regardless of whether the intent was to reduce risk or increase return and may increase a portfolio's volatility. In addition, in the event that non-exchange traded forward currency contracts are used, such transactions could result in a loss if the counterparty to the transaction does not perform as promised.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------


The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.


TOTAL RETURN

(per calendar year)

[PERFORMANCE GRAPH]

1993                                                                             35.05%
1994                                                                              0.25%
1995                                                                             23.06%
1996                                                                             27.74%
1997                                                                             18.75%
1998                                                                             30.01%
1999                                                                             71.10%
2000                                                                            -17.55%
2001                                                                            -22.84%
2002                                                                            -26.02%

The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:   46.11%  Quarter  12/31/99
Lowest:   (20.75)% Quarter  12/31/01



                         AVERAGE ANNUAL TOTAL RETURNS*


                  (For Calendar Year ended December 31, 2002)



                              1 YEAR    5 YEARS   10 YEARS
                              -------   -------   --------
Janus Global                  (26.02)%   0.92%     10.22%
Morgan Stanley Capital
  International World Index   (19.54)%  (1.76)%     6.70%



*Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.


[MONEY ICON]

EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
                              JGL- 2 Janus Global

FEE TABLE



ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)



% of average daily net assets



                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.80%      0.80%
Rule 12b-1 fees                     N/A       0.25%
Other expenses                     0.12%      0.12%
                                 ------------------
TOTAL                              0.92%      1.17%
Expense reduction(b)                N/A        N/A
                                 ------------------
NET OPERATING EXPENSES             0.92%      1.17%
---------------------------------------------------



(a)Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02.
   Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.


(b)Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/03 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.



   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.



EXPENSE EXAMPLE



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 94     $293      $509      $1,131
Service Class                    $119     $372      $644      $1,420
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Janus Capital Management LLC

MANAGEMENT FEE: As a percentage of the portfolio's average daily net assets -- 0.80%.

PORTFOLIO MANAGERS:


HELEN YOUNG HAYES, CFA and LAURENCE CHANG, CFA have served as co-portfolio managers of this portfolio since January 2000. Ms. Hayes has served as manager of this portfolio since its inception. She has been employed by Janus since 1987.



Mr. Chang has been employed by Janus since 1993.

                                      ATSF
                              JGL- 3 Janus Global

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.



                                                         FOR THE YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------------------
                                           2002         2001          2000          1999          1998
                                         --------    ----------    ----------    ----------    ----------
Net asset value, beginning of year       $  18.32    $    23.97    $    37.46    $    23.71    $    19.04
                                         --------    ----------    ----------    ----------    ----------
  Income from operations:
    Net investment income (loss)             0.09          0.10          0.02         (0.04)         0.05
    Net realized and unrealized gain
      (loss) on investments                 (4.82)        (5.57)        (6.06)        16.42          5.61
                                         --------    ----------    ----------    ----------    ----------
      Net income (loss) from operations     (4.73)        (5.47)        (6.04)        16.38          5.66
                                         --------    ----------    ----------    ----------    ----------
  Distributions:
    Dividends from net investment
      income                                (0.43)        (0.18)        (0.90)         0.00         (0.13)
    Distributions from net realized
      gains on investments                   0.00          0.00         (6.55)        (2.63)        (0.86)
                                         --------    ----------    ----------    ----------    ----------
      Total distributions                   (0.43)        (0.18)        (7.45)        (2.63)        (0.99)
                                         --------    ----------    ----------    ----------    ----------
Net asset value, end of year             $  13.16    $    18.32    $    23.97    $    37.46    $    23.71
                                         ========    ==========    ==========    ==========    ==========
Total return                               (26.02)%      (22.84)%      (17.55)%       71.10%        30.01%
Ratios and supplemental data:
    Net assets at end of year (in
      thousands)                         $635,357    $1,082,192    $1,717,573    $1,926,210    $1,069,765
    Ratio of expenses to average net
      assets                                 0.92%         0.95%         0.89%         0.92%         0.95%
    Ratio of net investment income
      (loss) to average net assets           0.60%         0.50%         0.06%        (0.14)%        0.23%
    Portfolio turnover rate                 67.40%        83.21%        82.42%        68.10%        87.36%


NOTES TO FINANCIAL HIGHLIGHTS


Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.


                                      ATSF
                              JGL- 4 Janus Global

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in value.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(JANUS LOGO)    Janus Growth

[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------


The portfolio's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve the portfolio's objective by investing principally in:


 - Equity Securities


The portfolio's strategy is to invest its assets in equity securities at times when Janus believes the market environment favors such investing.


Janus generally takes a "bottom up" approach to building the stock portfolio. In other words, Janus seeks to identify individual companies with earnings growth potential that may not be recognized by the stock market at large.

Although themes may emerge in the portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the portfolio and any income realized on the portfolio's investments is incidental to its objective.

Janus may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse market conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective. [STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

STYLE RISK

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may underperform other portfolios that employ a different style. The portfolio also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                              JGR- 1 Janus Growth

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------


The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.


TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1993                                                                              3.97%
1994                                                                             -8.31%
1995                                                                             47.12%
1996                                                                             17.96%
1997                                                                             17.54%
1998                                                                             64.47%
1999                                                                             59.67%
2000                                                                            -28.94%
2001                                                                            -28.20%
2002                                                                            -29.92%

The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:   33.08%  Quarter  12/31/99
Lowest:   (31.92)% Quarter  09/30/01



                         AVERAGE ANNUAL TOTAL RETURNS*


                  (For Calendar Year ended December 31, 2002)



                          1 YEAR    5 YEARS    10 YEARS
                          ------    -------    --------
Janus Growth              (29.92)%   (1.25)%    6.21%
S&P 500 Composite
  Stock Index             (22.09)%   (0.58)%    9.34%



*Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.


[MONEY ICON]

EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.



FEE TABLE



ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)



% of average daily net assets



                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(b)                        0.01%      0.01%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------



(a)Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.


(b)Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/03 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Subsequent to 5/01/03, operating expense limitation will be reduced to 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.



   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.


                                      ATSF
                              JGR- 2 Janus Growth

EXPENSE EXAMPLE



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 87     $274      $477      $1,061
Service Class                    $112     $353      $612      $1,352
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Janus Capital Management LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.80%.

PORTFOLIO MANAGER:

EDWARD KEELY, CFA, a vice president at Janus, has served as a manager of this portfolio since January 2000. Prior to that date, he served as co-portfolio manager of this portfolio. Prior to joining Janus in 1998, Mr. Keely was a senior vice president of investments at Founders Asset Management where he was also the portfolio manager of Founders Growth Fund from 1994 to 1998.

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.



                                                        FOR THE YEAR ENDED DECEMBER 31,
                                       ------------------------------------------------------------------
                                          2002          2001          2000          1999          1998
                                       ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of year     $    32.65    $    47.34    $    78.00    $    59.94    $    36.84
                                       ----------    ----------    ----------    ----------    ----------
  Income from operations:
    Net investment income (loss)            (0.09)        (0.12)        (0.14)        (0.04)         0.12
    Net realized and unrealized gain
      (loss) on investments                 (9.68)       (13.24)       (21.10)        34.02         23.49
                                       ----------    ----------    ----------    ----------    ----------
      Net income (loss) from
         operations                         (9.77)       (13.36)       (21.24)        33.98         23.61
                                       ----------    ----------    ----------    ----------    ----------
  Distributions:
    Dividends from net investment
      income                                 0.00          0.00         (0.10)        (1.17)        (0.09)
    Distributions from net realized
      gains on investments                   0.00         (1.33)        (9.32)       (14.75)        (0.42)
                                       ----------    ----------    ----------    ----------    ----------
      Total distributions                    0.00         (1.33)        (9.42)       (15.92)        (0.51)
                                       ----------    ----------    ----------    ----------    ----------
Net asset value, end of year           $    22.88    $    32.65    $    47.34    $    78.00    $    59.94
                                       ==========    ==========    ==========    ==========    ==========
Total return                               (29.92)%      (28.20)%      (28.94)%       59.67%        64.47%
Ratios and supplemental data:
    Net assets at end of year (in
      thousands)                       $1,109,540    $1,892,586    $2,957,087    $4,141,240    $3,086,057
    Ratio of expenses to average net
      assets                                 0.86%         0.89%         0.82%         0.82%         0.83%
    Ratio of net investment income
      (loss) to average net assets          (0.33)%       (0.33)%       (0.18)%       (0.05)%        0.25%
    Portfolio turnover rate                 67.50%        60.30%        49.08%        70.95%        35.29%


NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



                                      ATSF
                              JGR- 3 Janus Growth

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Growth of capital over the long term and is willing to assume the risk of short-term share price fluctuations

[Jennison Associates Logo]    Jennison Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Jennison Associates LLC (Jennison), seeks to achieve the portfolio's objective by investing substantially all, but at least 65%, of its total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts, of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies.


The sub-adviser uses a bottom up approach, researching and evaluating individual companies, to manage the portfolio's investments.


In selecting stocks for the portfolio, the sub-adviser looks for companies with the following financial characteristics:

 - Superior absolute and relative earnings growth

 - Above average revenue and earnings per share growth

 - Sustainable or improving profitability

 - Strong balance sheets

In addition, the sub-adviser looks for companies that have actually achieved or exceeded expected earnings results and are attractively valued relative to their growth prospects. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the portfolio invests have historically been more volatile than the S&P 500 Index. In addition, companies that have an earnings growth ratio higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the portfolio is not likely to receive significant dividend income on its investments. The sub-adviser focuses on stocks of companies that have distinct attributes such as:

 - Strong market position with a defensible franchise

 - Unique marketing competence

 - Strong research and development leading to superior new product flow

 - Capable and disciplined management

Such companies generally trade at high prices relative to their current earnings. The portfolio may invest up to 20% of its assets in the securities of foreign issuers. For purposes of the 20% limit, ADRs and other similar receipts or shares are not considered to be foreign securities.

The portfolio may invest up to 35% of its total assets in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term). These securities often are not widely known and are favorably valued.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights fixed income markets or industries where there are significant returns.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

                                      ATSF
                            JNGR- 1 Jennison Growth

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------


The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum distribution fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.


TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1997                                                                             16.81%
1998                                                                              5.18%
1999                                                                              4.79%
2000                                                                            -11.58%
2001                                                                            -18.54%
2002                                                                            -30.74%

The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:   16.24%  Quarter  12/31/01
Lowest:   (19.36)% Quarter  09/30/01


(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Jennison Growth Portfolio of Endeavor Series Trust. Jennison Associates LLC has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance prior to October 9, 2000 is attributable to that firm.

                                      ATSF
                            JNGR- 2 Jennison Growth

                         AVERAGE ANNUAL TOTAL RETURNS*


                  (For Calendar Year ended December 31, 2002)



                                              SINCE INCEPTION
                       1 YEAR    5 YEARS    (NOVEMBER 18, 1996)
                       -------   --------   -------------------
Jennison Growth        (30.74)%  (11.28)%          (6.89)%
S&P 500 Composite
  Stock Index          (22.09)%   (0.58)%           4.45 %



*Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.


[MONEY ICON]

EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.



FEE TABLE



ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)



% of average daily net assets



                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.14%      0.14%
                                          ------------------
TOTAL                                       0.99%      1.24%
Expense reduction(b)                         N/A        N/A
                                          ------------------
NET OPERATING EXPENSES                      0.99%      1.24%
------------------------------------------------------------



(a)Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.


(b)Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 0.99%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.99%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.



   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.



EXPENSE EXAMPLE



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $101     $315      $547      $1,213
Service Class                    $126     $393      $681      $1,500
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Jennison Associates LLC (Jennison)

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.85%.


PORTFOLIO MANAGERS: SPIROS "SIG" SEGALAS, KATHLEEN A. McCARRAGHER and MICHAEL A. DEL BALSO serve as co-managers of this portfolio.



Mr. Segalas is a founding member and a Director, President and Chief Investment Officer of Jennison. He has been in the investment business for over 43 years.



Ms. McCarragher is a Director and an Executive Vice President of Jennison. Ms. McCarragher joined Jennison on 1998 after a 17-year investment career, including positions at Weiss, Peck & Greer L.L.C. (1992 to 1998) as a managing director and director of large cap growth equities and State Street Research & Management Company, where she was a member of the Investment Committee.



Mr. Del Balso is a Director and an Executive Vice President of Jennison, where he as been part of the investment team since 1972.


                                      ATSF
                            JNGR- 3 Jennison Growth

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.



                                                                         YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------
                                                            2002        2001      2000*       1999       1998
                                                          ---------   --------   --------   --------   --------
Net asset value, beginning of year                        $   8.23    $ 10.30    $ 12.56    $ 12.22    $ 11.75
                                                          --------    -------    -------    -------    -------
Income from operations:
  Net investment income (loss)                               (0.01)     (0.02)      0.20       0.18       0.11
  Net realized and unrealized gain (loss) on investments     (2.52)     (1.87)     (1.56)      0.41       0.50
                                                          --------    -------    -------    -------    -------
    Net income (loss) from operations                        (2.53)     (1.89)     (1.36)      0.59       0.61
                                                          --------    -------    -------    -------    -------
Distributions:
  Dividends from net investment income                        0.00      (0.18)     (0.18)     (0.13)     (0.05)
  Distributions from net realized gains on investments        0.00       0.00      (0.72)     (0.12)     (0.09)
                                                          --------    -------    -------    -------    -------
    Total distributions                                       0.00      (0.18)     (0.90)     (0.25)     (0.14)
                                                          --------    -------    -------    -------    -------
Net asset value, end of period                            $   5.70    $  8.23    $ 10.30    $ 12.56    $ 12.22
                                                          ========    =======    =======    =======    =======
Total return                                                (30.74)%   (18.54)%   (11.58)%     4.79%      5.18%
Ratios and supplemental data:
  Net assets at end of year (in thousands)                $115,138    $34,245    $36,458    $44,900    $45,506
  Ratio of total expenses to average net assets               1.04%      1.01%      1.00%      0.91%      1.00%
  Ratio of net expenses to average net assets                 0.99%      1.01%      0.93%      0.85%      0.98%
  Ratio of net investment income (loss) to average net
    assets                                                   (0.10)%    (0.13)%     1.60%      1.34%      1.22%
  Portfolio turnover rate                                    67.76%        78%       166%        48%        43%



* Effective October 9, 2000, the name of the Endeavor Opportunity Value Portfolio was changed to Jennison Growth and Jennison Associates LLC became the investment adviser to the Portfolio.



NOTES TO FINANCIAL HIGHLIGHTS



Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.


                                      ATSF
                            JNGR- 4 Jennison Growth

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A slightly higher return than the S&P 500 Index with a comparable level of risk
---------------------
The S&P 500 INDEX is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized publicly traded companies and is often used to indicate the performance of the overall stock market.

(J.P. MORGAN LOGO)    J.P. Morgan Enhanced Index
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Index.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------


The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve the portfolio's objective by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Index. Industry by industry, the portfolio's weightings are similar to those of the S&P 500 Index. The portfolio does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500 Index.


Within each industry, the portfolio's sub-adviser modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. The sub-adviser employs a three-step process in valuing stocks:

 - RESEARCH -- The sub-adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. A team of more than 20 analysts dedicated to U.S. equities, with an average of over ten years of experience, follows over 650 large- and medium-sized U.S. companies. The research goal is to provide insight into a company's real growth potential.

- VALUATION -- The research findings allow the sub-adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

 - STOCK SELECTION -- The portfolio's sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing between 200 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:

   - catalysts that could trigger a rise in a stock's price

   - high potential reward compared to potential risk

   - temporary mispricings caused by market overreactions

The portfolio invests at least 80% of its assets in equity securities, primarily common stocks. During ordinary market conditions, the portfolio's sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term fixed income instruments including:

 - U.S. government securities

 - bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank

 - commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations

 - repurchase agreements

 - short-term bonds and notes with remaining maturities of 13 months or less

                                      ATSF
                      JPMEI- 1 J.P. Morgan Enhanced Index

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the sub-adviser overweights fixed income markets or industries where there are significant declines.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------


The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.



Service Class shares have a higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.


TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1998                                                                             31.39%
1999                                                                             18.16%
2000                                                                            -10.92%
2001                                                                            -11.98%
2002                                                                            -24.59%

The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:    22.37%  Quarter  12/31/98
Lowest:    (17.69)% Quarter  09/30/02



                         AVERAGE ANNUAL TOTAL RETURNS*


                  (For Calendar Year ended December 31, 2002)



                                           SINCE INCEPTION
                        1 YEAR    5 YEAR    (MAY 2, 1997)
                        -------   ------   ---------------
J.P. Morgan Enhanced
  Index                 (24.59)%  (1.70)%        2.15%
S&P 500 Composite
  Stock Index           (22.09)%  (0.58)%        3.12%



* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.


(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust.

                                      ATSF
                      JPMEI- 2 J.P. Morgan Enhanced Index

[MONEY ICON]

EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.



FEE TABLE



ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)



% of average daily net assets



                              CLASS OF SHARES
                             INITIAL    SERVICE
-----------------------------------------------
Management fees                0.75%      0.75%
Rule 12b-1 fees                 N/A       0.25%
Other expenses                 0.10%      0.10%
                             ------------------
TOTAL                          0.85%      1.10%
Expense reduction(b)            N/A        N/A
                             ------------------
NET OPERATING EXPENSES         0.85%      1.10%
-----------------------------------------------



(a)Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.


(b)Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.



   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.



EXPENSE EXAMPLE



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 87     $271      $471      $1,049
Service Class                    $112     $350      $606      $1,340
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: J.P. Morgan Investment Management Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75%

PORTFOLIO MANAGERS: An investment advisory group makes the portfolio's day-to-day investment decisions. The advisory group also manages the JP Morgan Smart Index Fund.

                                      ATSF
                      JPMEI- 3 J.P. Morgan Enhanced Index

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.



                                                             YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------------------
                                           2002         2001         2000         1999           1998
                                         --------     --------     --------     --------     ------------
Net asset value, beginning of year       $  13.24     $  15.13     $  18.16     $  16.08       $ 12.29
                                         --------     --------     --------     --------       -------
Income from operations:
  Net investment income (loss)               0.08         0.06         0.07         0.08          0.04
  Net realized and unrealized gain
    (loss) on investments                   (3.33)       (1.86)       (1.99)        2.78          3.81
                                         --------     --------     --------     --------       -------
    Net income (loss) from operations       (3.25)       (1.80)       (1.92)        2.86          3.85
                                         --------     --------     --------     --------       -------
Distributions:
  Dividends from net investment income      (0.05)       (0.09)       (0.08)       (0.03)        (0.02)
  Distributions from net realized gains
    on investments                           0.00         0.00        (1.03)       (0.75)        (0.04)
                                         --------     --------     --------     --------       -------
    Total distributions                     (0.05)       (0.09)       (1.11)       (0.78)        (0.06)
                                         --------     --------     --------     --------       -------
Net asset value, end of year             $   9.94     $  13.24     $  15.13     $  18.16       $ 16.08
                                         ========     ========     ========     ========       =======
Total return                               (24.59)%     (11.98)%     (10.92)%      18.16%        31.39 %
Ratios and supplemental data:
  Net assets at end of year (in
    thousands)                           $159,257     $150,777     $156,517     $153,967       $64,058
  Ratio of total expenses to average
    net assets                               0.85%        0.87%        0.87%        0.78%         1.10 %
  Ratio of net expenses to average net
    assets                                   0.85%        0.87%        0.87%        0.78%         1.10 %
  Ratio of net investment income (loss)
    to average net assets                    0.72%        0.43%        0.53%        0.73%         0.48 %
  Portfolio turnover rate                   55.61%          56%          68%          56%           78 %



NOTES TO FINANCIAL HIGHLIGHTS



Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.


                                      ATSF
                      JPMEI- 4 J.P. Morgan Enhanced Index

---------------------
This portfolio may be appropriate for the investor who seeks consistent total return, achieved through a diversified portfolio of both equities and fixed-income securities. The equity portion is designed to provide capital appreciation, with bonds used to generate current income, minimize overall portfolio volatility, and insulate against a downside risk.

(LKCM LOGO)    LKCM Strategic Total Return
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks preservation of capital and long-term growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Luther King Capital Management Corporation
(LKCM), seeks to achieve the portfolio's investment objective by investing primarily in:

 - Common stocks


 - Securities convertible into common stocks



 - Government bonds and corporate bonds



The portfolio seeks to invest in both equity and fixed-income securities to achieve long-term capital appreciation. In selecting such securities, LKCM looks for companies with strong fundamental characteristics. It considers factors such as:



 - Management integrity


 - Balance sheet quality

 - Cash flow generation


 - Earnings and dividend history and outlook


 - Profitability levels


 - Market positions



In some cases, LKCM bases its selections on other factors. For example, some securities may be bought at an apparent discount to their appropriate value of a company's underlying assets, with the anticipation that the discount will narrow over time.


The portfolio seeks to achieve an income yield greater than the average yield of the stocks in the S&P 500.

The portfolio invests mainly in the stocks and bonds of companies with established operating histories and strong fundamental characteristics. The majority of the stocks the portfolio buys will be listed on a national exchange or traded on NASDAQ or domestic over-the-counter markets.


LKCM closely analyzes a company's financial status and a security's valuation in an effort to control risk at the individual level. In addition, the growth elements of the portfolio's equity investments drive capital appreciation.


[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - changes in interest rates

 - length of time to maturity

 - issuers defaulting on their obligations to pay interest or return principal

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                    LKCM STR- 1 LKCM Strategic Total Return

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.


Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.



Service Class shares have a higher expense (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results,

TOTAL RETURN

(per calendar year)

[PERFORMANCE GRAPH]

1994                                                                             -0.53%
1995                                                                             24.66%
1996                                                                             15.00%
1997                                                                             21.85%
1998                                                                              9.64%
1999                                                                             12.07%
2000                                                                             -3.76%
2001                                                                             -2.18%
2002                                                                            -10.55%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  13.06%  Quarter  06/30/97
Lowest:   (8.52)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                           SINCE INCEPTION
                        1 YEAR   5 YEARS   (MARCH 1, 1993)
                        ------   -------   ---------------
LKCM Strategic Total
  Return                (10.55)%   0.68%        7.52%
S&P 500 Composite
  Stock Index           (22.09)%  (0.58)%       9.25%
Lehman Brothers
  Intermediate U.S.
  Government/ Credit
  Index                   9.84%    7.49%        6.81%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]

EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.



FEE TABLE



ANNUAL PORTFOLIO OPERATING EXPENSEs(a) (expenses that are deducted from portfolio assets)



% of average daily net assets



                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(b)                         N/A        N/A
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------



(a)Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.


(b)Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.



   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.


                                      ATSF
                    LKCM STR- 2 LKCM Strategic Total Return

EXPENSE EXAMPLE



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 89     $278      $482      $1,073
Service Class                    $114     $356      $617      $1,363
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Luther King Capital Management Corporation

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.80% of the first $250 million;
0.775% over $250 million up to $500 million;
0.75% over $500 million up to $750 million;
0.70% over $750 million up to $1 billion; and 0.60% over $1 billion.

PORTFOLIO MANAGERS:

LUTHER KING, JR., CFA and SCOT C. HOLLMANN, CFA have co-managed this portfolio since inception.

Mr. King has been a portfolio manager and the president and chief executive officer of Luther King since 1979.

Mr. Hollmann has been a portfolio manager and vice president of Luther King since 1983.

                                      ATSF
                    LKCM STR- 3 LKCM Strategic Total Return

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.



                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------
                                                  2002        2001        2000        1999        1998
                                                --------    --------    --------    --------    --------
Net asset value, beginning of year              $  14.43    $  14.90    $  16.85    $  16.40    $  15.62
                                                --------    --------    --------    --------    --------
  Income from operations:
    Net investment income (loss)                    0.31        0.34        0.35        0.34        0.39
    Net realized and unrealized gain (loss) on
      investments                                  (1.82)      (0.66)      (0.97)       1.59        1.09
                                                --------    --------    --------    --------    --------
      Net income (loss) from operations            (1.51)      (0.32)      (0.62)       1.93        1.48
                                                --------    --------    --------    --------    --------
  Distributions:
    Dividends from net investment income           (0.42)      (0.07)      (0.32)      (0.35)      (0.38)
    Distributions from net realized gains on
      investments                                   0.00       (0.08)      (1.01)      (1.13)      (0.32)
                                                --------    --------    --------    --------    --------
      Total distributions                          (0.42)      (0.15)      (1.33)      (1.48)      (0.70)
                                                --------    --------    --------    --------    --------
Net asset value, end of year                    $  12.50    $  14.43    $  14.90    $  16.85    $  16.40
                                                ========    ========    ========    ========    ========
Total return                                      (10.55)%     (2.18)%     (3.76)%     12.07%       9.64%
Ratios and supplemental data:
    Net assets at end of year (in thousands)    $325,790    $451,577    $558,924    $624,416    $592,312
    Ratio of expenses to average net assets         0.87%       0.89%       0.85%       0.86%       0.86%
    Ratio of net investment income (loss) to
      average net assets                            2.28%       2.37%       2.20%       2.02%       2.43%
    Portfolio turnover rate                        13.93%      16.16%      51.66%      45.42%      49.20%


NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                    LKCM STR- 4 LKCM Strategic Total Return

---------------------

This portfolio may be appropriate for the investor who seeks long-term growth of capital and can tolerate fluctuations inherent in stock investing.



(MARSICO LOGO)    Marsico Growth

[BULLSEYE ICON]

OBJECTIVE

---------------------------


This portfolio seeks long-term growth of capital.


[CHESSPIECE ICON]

PRINCIPAL INVESTMENT STRATEGIES

---------------------------------------------------------------


The portfolio's sub-adviser, Banc of America Capital Management, LLC (BACAP) has entered into an agreement with Marsico Capital Management, LLC (Marsico) under which Marsico provides portfolio management to the portfolio. Marsico seeks to achieve the portfolio's objective by investing principally in:



 - common stocks



This portfolio, under normal circumstances, invests at least 80% of total assets in a diversified portfolio of common stocks of large and medium-sized companies selected for their growth potential.



Stocks for this portfolio are selected based on an approach that combines "top down" analysis of economic and social trends with "bottom up" stock selection. Top-down analysis takes into consideration macro-economic factors such as interest rates, inflation, the regulatory environment, and the global competitive landscape, as well as the most attractive global investment opportunities, industry consolidation, and other economic and social trends. Bottom-up analysis emphasizes investments in well-known, high quality companies with specific expertise or dominance, franchise durability and pricing power, solid fundamentals such as strong balance sheets, strong and ethical management, and reasonable valuations in light of projected growth rates.



To determine whether a security could have favorable growth prospects, Marsico ordinarily looks for one or more of the following characteristics in relation to the security's prevailing price:



 - prospects for above-average sales and earnings growth per share



-high return on invested capital



-free cash flow generation



-sound balance sheet, financial and accounting policies, and overall financial strength



-strong competitive advantages



 - effective research, product development, and marketing



 - pricing flexibility



 - strength of management



 - general operating characteristics that will enable the company to compete successfully in its marketplace



Marsico may sell the portfolio's investments if stock prices appreciate excessively in relation to fundamental prospects. Companies also may be sold if they fail to realize their growth potential, or there are more attractive opportunities elsewhere.



As a temporary defensive measure because of market, economic, political, or other conditions, Marsico may invest up to 100% of the portfolio's assets in cash or short-term debt instruments. This may result in the portfolio not achieving its investment objective during the time while it is in this temporary defensive posture.



While the portfolio invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets (including securities of issuers quoted in foreign currencies), or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective, which are explained in the SAI.


[STOPLITE ICON]

PRIMARY RISKS

---------------------------------


STOCKS



While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.



Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.



STYLE RISK



Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may underperform other portfolios that employ a different style. The portfolio also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.



YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!



                                      ATSF


                            MARGR- 1 Marsico Growth

[GRAPH ICON]

PAST PERFORMANCE

-----------------------------------------


The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.



TOTAL RETURN(1)


(per calendar year)

[PERFORMANCE GRAPH]

2000                                                                             -8.02%
2001                                                                            -14.09%
2002                                                                            -25.98%


(1)Prior to November 1, 2002, Goldman Sachs Asset Management served as sub-adviser to this portfolio.



The highest and lowest quarterly returns for the period reflected in the bar chart are:



Highest:   20.14%  Quarter  12/31/99
Lowest:   (16.26)% Quarter  09/30/02



                         AVERAGE ANNUAL TOTAL RETURNS*


                  (For Calendar Year ended December 31, 2002)



                                              SINCE
                                            INCEPTION
                                 1 YEAR   (MAY 3, 1999)
                                 ------   -------------
Marsico Growth                   (25.98)%     (9.73)%
S&P 500 Composite Stock Index    (22.09)%     (9.51)%



*Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.


[MONEY ICON]

EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.



FEE TABLE



ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)



% of average daily net assets



                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.26%      0.26%
                                          ------------------
TOTAL                                       1.06%      1.31%
Expense reduction(b)                        0.06%      0.06%
                                          ------------------
NET OPERATING EXPENSES                      1.00%      1.25%
------------------------------------------------------------



(a)Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.


(b)Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.



   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.



EXPENSE EXAMPLE



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The


                                      ATSF


                            MARGR- 2 Marsico Growth
figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $102     $331      $579      $1,289
Service Class                    $127     $409      $712      $1,574
---------------------------------------------------------------------


[BRIEFCASE ICON]

MANAGEMENT

--------------------------------


INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.



SUB-ADVISER: Banc of America Capital Management, LLC



ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.80% of the first $250 million;
0.75% of the next $250 million;
0.70% of the next $500 million;
and 0.60% over $1 billion.



PORTFOLIO MANAGERS:



JAMES A. HILLARY, portfolio manager and senior analyst with Marsico Capital Management, LLC, is primarily responsible for the day-to-day management of the portfolio. Mr. Hillary, who works closely with Thomas F. Marsico in implementing the firm's investment approach, has been with Marsico since its founding in 1997. Before joining Marsico, Mr. Hillary was a principal with W.H. Reaves, a New Jersey-based money management firm and was also previously employed by Price Waterhouse.



THOMAS F. MARSICO sets the investment strategy. Mr. Marsico has over twenty years experience in money management, including eleven years at the Janus Funds, where he served as the portfolio manager of the Janus Twenty Fund from 1988 to 1997, and the Janus Growth and Income Fund from 1991 to 1997. Mr. Marsico's background in rigorous research and analysis prompted him to develop the firm's disciplined research and investment approach, and to recruit and train highly focused analytical staff.



Marsico is a registered investment adviser formed in 1997 that became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico was founded by Thomas F. Marsico, who remains the firm's Chairman and CEO. Marsico provides investment advisory services to mutual funds and other institutions and handles separately managed accounts for individuals, corporations, charities and retirement plans.



                                      ATSF


                            MARGR- 3 Marsico Growth

[QUESTION MARK ICON]

SIMILAR SUB-ADVISER FUND PERFORMANCE

------------------------------------------------------------------


The portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an existing SEC-registered fund that is managed by the portfolio's sub-adviser and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AND PORTFOLIO MANAGER AS THE PORTFOLIO, YOU SHOULD NOT ASSUME THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. The portfolio's future performance may be greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of the portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds or any other fund managed by ATFA.



The tables for the portfolio's respective Similar Sub-Adviser Fund include the fund's inception date,asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 2002.



These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than the portfolio. The average annual total returns for the Similar Sub-Adviser Funds are shown with and without the deductions of any applicable sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO.



THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AS "SIMILAR SUB-ADVISER FUNDS.")



(See the SAI for more information about the portfolio's performance.)



                                                               AVERAGE ANNUAL TOTAL RETURN
                                                                    (WITH SALES LOADS)
                                                     ------------------------------------------------
                                          INCEPTION  TOTAL                             10 YEARS
ATSF PORTFOLIO  SIMILAR SUB-ADVISER FUND    DATE     ASSETS   1 YEAR   5 YEARS   (OR SINCE INCEPTION)
--------------  ------------------------  ---------  ------   ------   -------   --------------------
Marsico Growth  Marsico Growth            12/31/97   $620M    (16.79)%  4.17%            4.17%



                                      ATSF


                            MARGR- 4 Marsico Growth

[MONEY ICON]

FINANCIAL HIGHLIGHTS

---------------------------------------------


This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.



                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                2002       2001       2000      1999*
                                                              --------    -------    -------    ------
Net asset value, beginning of year                            $   9.09    $ 10.67    $ 11.75    $10.00
                                                              --------    -------    -------    ------
  Income from operations:
    Net investment income (loss)                                  0.00       0.02       0.02      0.01
    Net realized and unrealized gain (loss) on investments       (2.36)     (1.52)     (0.95)     1.74
                                                              --------    -------    -------    ------
      Net income (loss) from operations                          (2.36)     (1.50)     (0.93)     1.75
                                                              --------    -------    -------    ------
  Distributions:
    Dividends from net investment income                         (0.01)     (0.07)     (0.10)     0.00
    Distributions from net realized gains on investments          0.00      (0.01)     (0.05)     0.00
                                                              --------    -------    -------    ------
      Total distributions                                        (0.01)     (0.08)     (0.15)     0.00
                                                              --------    -------    -------    ------
Net asset value, end of year                                  $   6.72    $  9.09    $ 10.67    $11.75
                                                              ========    =======    =======    ======
Total return                                                    (25.98)%   (14.09)%    (8.02)%   17.50%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                  $102,574    $45,382    $20,185    $8,204
    Ratio of total expenses to net assets                         1.06%      1.21%      1.37%     2.68%
    Ratio of net expenses to average net assets                   1.00%      1.00%      1.00%     1.00%
    Ratio of net investment income (loss) to average net
      assets                                                     (0.03)%     0.16%      0.15%     0.12%
    Portfolio turnover rate                                     102.88%     17.38%     36.51%    40.46%



* Portfolio commenced operations on May 3, 1999.



Prior to November 1, 2002, Goldman Sachs Asset Management served as sub-adviser to this portfolio.



NOTES TO FINANCIAL HIGHLIGHTS



Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.



Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.



                                      ATSF


                            MARGR- 5 Marsico Growth

---------------------
This portfolio may be appropriate for the investor who seeks:
 - High current income and are willing to assume the risks of investing in junk bonds

[MFS HIGH YIELD LOGO]    MFS High Yield
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. Capital growth, if any, is a consideration incidental to the objective of high current income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------


The portfolio's sub-adviser, MFS(R) Investment Management (MFS), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high income fixed income securities. Fixed income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds", are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.


While the portfolio focuses its investments on long- and short-term fixed, contingent or variable interest rate bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed income securities including:

 - zero-coupon bonds, deferred interest bonds and pay-in-kind bonds

 - mortgage-backed securities


 - asset-backed securities



 - collateralized mortgage obligations and multi-class pass-through securities


 - convertible securities

 - non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)

 - participations in bank loans to corporate borrowers

 - U.S. government securities including U.S. Treasury obligations

 - Brady bonds

 - commercial paper and other short-term corporate obligations

 - Eurodollar obligations

 - variable amount master demand notes and variable rate notes

              The portfolio may invest up to 25% of its net assets in foreign securities including foreign debt securities such as Eurodollar bonds and Yankee bonds. The portfolio may invest in foreign securities of issuers located in emerging markets (up to 5% of net assets). The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

In selecting fixed income investments for the portfolio, the sub-adviser considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio managers of the investment adviser's fixed income oriented funds (including the portfolio) as a tool in making or adjusting the portfolio's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, the sub-adviser does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the
                                      ATSF
                            MFSHY- 1 MFS High Yield
prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high yield debt securities may be more susceptible to credit risk and market risk than The portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, The portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When the portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from U.S. markets.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------


The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.


TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1999                                                                              5.82%
2000                                                                             -5.18%
2001                                                                              3.78%
2002                                                                              2.07%

The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:     6.21%  Quarter  12/31/01
Lowest:     (6.51)% Quarter  09/30/98



                         AVERAGE ANNUAL TOTAL RETURNS*


                  (For Calendar Year ended December 31, 2002)



                                      SINCE INCEPTION
                             1 YEAR   (JUNE 1, 1998)
                             ------   ---------------
MFS High Yield                 2.07%        0.65 %
Lehman Brothers High Yield
  Bond Index                 (1.41)%       (0.46)%



 * Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.


[MONEY ICON]

EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.



(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.

                                      ATSF
                            MFSHY- 2 MFS High Yield

FEE TABLE



ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)



% of average daily net assets



                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                           0.775%     0.775%
Rule 12b-1 fees                             N/A      0.250%
Other expenses                            0.135%     0.135%
                                          -----------------
TOTAL                                     0.910%     1.160%
Expense reduction(b)                        N/A        N/A
                                          -----------------
NET OPERATING EXPENSES                    0.910%     1.160%
-----------------------------------------------------------



(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.



(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 1.08%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.08%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.



    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.



EXPENSE EXAMPLE



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 93     $290      $504      $1,120
Service Class                    $118     $368      $638      $1,409
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.


SUB-ADVISER: MFS(R) Investment Management


ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.775%

PORTFOLIO MANAGER:

BERNARD SCOZZAFAVA, a Senior Vice President of MFS, is the portfolio manage for the portfolio. Mr. Scozzafava has been portfolio manager with MFS since 1989.

                                      ATSF
                            MFSHY- 3 MFS High Yield

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountant; whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.



                                                                 YEAR ENDED DECEMBER 31,
                                         ------------------------------------------------------------------------
                                            2002          2001            2000           1999           1998*
                                         -----------   -----------     ----------     ----------     ------------
Net asset value, beginning of period      $   8.90       $  9.06        $ 10.09        $  9.69          $10.00
                                          --------       -------        -------        -------          ------
Income from operations:
  Net investment income (loss)                0.60          0.69           0.68           0.47            0.25
  Net realized and unrealized gain
    (loss) on investments                    (0.43)        (0.34)         (1.18)          0.09           (0.56)
                                          --------       -------        -------        -------          ------
    Net income (loss) from operations         0.17         (0.35)         (0.50)          0.56           (0.31)
                                          --------       -------        -------        -------          ------
Distributions:
  Dividends from net investment income       (0.24)        (0.51)         (0.53)         (0.16)           0.00
  Distributions from net realized gains
    on investments                            0.00          0.00           0.00           0.00            0.00
                                          --------       -------        -------        -------          ------
    Total distributions                      (0.24)        (0.51)         (0.53)         (0.16)           0.00
                                          --------       -------        -------        -------          ------
Net asset value, end of year              $   8.83       $  8.90        $  9.06        $ 10.09          $ 9.69
                                          ========       =======        =======        =======          ======
Total return                                  2.07%         3.78%         (5.18)%         5.82%          (3.10)%
Ratios and supplemental data:
  Net assets at end of year (in
    thousands)                            $256,371       $32,831        $21,733        $20,015          $9,819
  Ratio of total expenses to average
    net assets                                0.91%         1.12%          1.14%          1.27%           1.58%
  Ratio of net expenses to average net
    assets                                    0.91%         1.10%          1.13%          1.22%           1.30%
  Ratio of net investment income (loss)
    to average net assets                     6.85%         7.57%          7.87%          7.07%           6.43%
  Portfolio turnover rate                    38.22%           50%            57%            77%             26%



* Portfolio commenced operations June 1, 1998.



NOTES TO FINANCIAL HIGHLIGHTS



Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.



Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.


                                      ATSF
                            MFSHY- 4 MFS High Yield

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital, is looking for a stock market portfolio that is focused on a particular stock market segment, and is able to tolerate significant fluctuations in the value of his investment.

[MUNDER CAPITAL LOGO]    Munder Net50
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Munder Capital Management (Munder) seeks to achieve the portfolio's objective by investing principally in:

 - stocks of domestic and foreign companies that are engaged in the Internet and Intranet related businesses


Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities, and American Depository Receipts (ADRs) of both domestic and foreign companies that are engaged in research, design, development, manufacturing or engaged to a significant extent in the business of distributing products, processes or services for use with the Internet or intranet related businesses. The portfolio intends to hold approximately 50 different securities, but may hold between 40 and 60 securities at any time. Of the companies selected, 70-90% are expected to be domestic; however the fund may invest from 10-30% in foreign securities.


The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web
(WWW), which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within WWW documents and to other WWW documents. An intranet is the application of WWW tools and concepts to a company's internal documents and databases.

There is no limit on the market capitalization of the companies in which the portfolio may invest, or in the length of operating history for the companies. The portfolio may invest in small companies. Small companies are defined as those with a market capitalization or annual revenues of no more than $1 billion. The portfolio may also invest without limit in initial public offerings ("IPO's"), although it is uncertain whether such IPOs will be available for investment by the portfolio or what impact, if any, they will have on the portfolio's performance.

The portfolio may, to a lesser extent, invest in emerging markets, purchase and sell options, forward currency exchange contracts and use various investment techniques or other securities and investment strategies in pursuit of its investment objective.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

SMALL-CAP AND GROWTH COMPANIES

Investing in small companies involves greater risk than is customarily associated with more established companies. Stocks of small companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Securities of such issuers may lack sufficient market liquidity to enable a portfolio to effect sales at an advantageous time or without a substantial drop in price. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

ADRS

Many securities of foreign issuers are represented by American Depositary Receipts (ADRs). While ADRs principally are traded on domestic securities exchanges, investing in ADRs involves many of the same risks associated with foreign securities in general. These risks include:

 - Changes in currency value

 - Currency speculation

 - Currency trading costs
                                      ATSF
                               MN- 1 Munder Net50

 - More fluctuations in market prices

 - Less information available

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

INTERNET INVESTING


The portfolio's policy of focusing on Internet companies makes it more susceptible to factors adversely affecting companies in that sector.



Internet and Internet-related businesses can be affected by specific risks including: aggressive product pricing due to competitive pressure from numerous market entrants, short product cycles and product obsolescence, among others. Companies in the rapidly changing fields of science and technology often face high price volatility. The market price of technology companies may be particularly susceptible to earnings disappointments, such as earning projections that fail to materialize. Products and services that at first appear promising may not prove commercially successful or may become obsolete quickly. This level of risk will increase to the extent the portfolio has significant exposure to smaller or unseasoned companies, which may not have established products or more experienced management. Increased volatility also is associated with investments in this segment of the stock market (as opposed to investments in a broader range of industries). The performance and volatility of the portfolio will likely reflect that of this sector during down markets as well as during up markets.


IPOS

Investments in IPOs involve special risks:

 - Fluctuation of market value

 - Possible higher transaction costs

 - Market risk

 - Liquidity risk

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------


The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.



TOTAL RETURN(1)

(per calendar year)
[PERFORMANCE GRAPH]

2000                                                                             -0.62%
2001                                                                            -25.42%
2002                                                                            -38.41%


The highest and lowest quarterly returns for the period reflected in the bar chart are:



Highest:   38.66%  Quarter  12/31/01
Lowest:   (46.99)% Quarter  09/31/01



(1) Prior to May 1, 2001, Goldman Sachs Asset Management served as sub-adviser for this portfolio.



                         AVERAGE ANNUAL TOTAL RETURNS*


                  (For Calendar Year ended December 31, 2002)



                                         SINCE INCEPTION
                               1 YEAR      MAY 3, 1999
                               -------   ---------------
Munder Net50                   (38.41)%      (15.58)%
S&P 500 Composite Stock Index  (22.09)%       (9.51)%
Interactive Week Internet
  Index                        (43.13)%      (31.46)%



* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.


                                      ATSF
                               MN- 2 Munder Net50

[MONEY ICON]

EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.



FEE TABLE



ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)



% of average daily net assets



                               CLASS OF SHARES
                              INITIAL    SERVICE
------------------------------------------------
Management fees                 0.90%      0.90%
Rule 12b-1 fees                  N/A       0.25%
Other expenses                  0.87%      0.87%
                                ----------------
TOTAL                           1.77%      2.02%
Expense reduction(b)            0.77%      0.77%
                                ----------------
NET OPERATING EXPENSES          1.00%      1.25%
------------------------------------------------



(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.



    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.



EXPENSE EXAMPLE



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



         SHARE CLASS           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
Initial Class                   $102     $482     $  887     $2,020
Service Class                   $127     $559     $1,017     $2,286
--------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Munder Capital Management

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.90%

PORTFOLIO MANAGER: PAUL T. COOK, CFA leads the investment team of portfolio managers and analysts for the portfolio. He is director of technology investing and a senior portfolio manager for Munder Capital Management. He joined Munder in 1987.

                                      ATSF
                               MN- 3 Munder Net50

[MONEY ICON]

FINANCIAL HIGHLIGHTS (1)
---------------------------------------------



This financial highlights table is intended to help you understand the portfolio's performance of the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.



                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                               2002       2001       2000       1999*
                                                              -------    -------    -------    -------
Net asset value, beginning of year                            $  8.07    $ 10.88    $ 11.25    $ 10.00
                                                              -------    -------    -------    -------
Income from operations:
  Net investment income (loss)                                  (0.05)      0.00       0.08       0.03
  Net realized and unrealized gain (loss) on investments        (3.05)     (2.76)     (0.14)      1.74
                                                              -------    -------    -------    -------
    Net income (loss) from operations                           (3.10)     (2.76)     (0.06)      1.77
                                                              -------    -------    -------    -------
Distributions:
  Dividends from net investment income                           0.00      (0.05)     (0.26)     (0.52)
  Distributions from net realized gains on investments           0.00       0.00      (0.05)      0.00
                                                              -------    -------    -------    -------
    Total distributions                                          0.00      (0.05)     (0.31)     (0.52)
                                                              -------    -------    -------    -------
Net asset value, end of year                                  $  4.97    $  8.07    $ 10.88    $ 11.25
                                                              =======    =======    =======    =======
Total return                                                   (38.41)%   (25.42)%    (0.62)%    17.82%
Ratios and supplemental data:
  Net assets at end of year (in thousands)                    $13,596    $11,245    $ 6,451    $ 2,783
  Ratio of total expenses to average net assets                  1.77%      1.72%      2.44%      5.57%
  Ratio of net expenses to average net assets                    1.00%      1.00%      1.00%      1.00%
  Ratio of net investment income (loss) to average net
    assets                                                      (0.92)%     0.05%      0.71%      0.50%
  Portfolio turnover rate                                       52.14%    208.04%    110.38%    340.66%


 *  Portfolio commenced operations on May 3, 1999.

(1) Prior to May 1, 2001, Goldman Sachs Asset Management served as sub-adviser for this portfolio.


NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratios of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.

                                      ATSF
                               MN- 4 Munder Net50

[PBHG FUNDS LOGO]    PBHG Mid Cap Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Pilgrim Baxter & Associates, Ltd. (Pilgrim Baxter), seeks to achieve the portfolio's objective by investing principally in:

 - Common Stocks

The portfolio invests primarily in companies that Pilgrim Baxter believes have strong business momentum, earnings growth and capital-appreciation potential. In seeking capital appreciation, Pilgrim Baxter normally invests at least 80% of the portfolio's total assets in growth securities, such as common stocks, of small and medium sized companies. These companies generally have market capitalizations similar to the market capitalization of the companies in the Russell Mid Cap(R) Growth Index at the time of investment.


Pilgrim Baxter expects to focus on those growth securities whose market capitalizations or annual revenues range between $500 million and $10 billion.


Pilgrim Baxter uses its own fundamental research and proprietary measures of growth and business momentum in managing this portfolio.


Pilgrim Baxter's decision to sell a stock depends on many factors. Generally speaking, Pilgrim Baxter considers selling a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.



The portfolio invests principally in common stocks of medium-sized companies. While Pilgrim Baxter does not currently, it may, to a lesser extent, elect to invest in options and futures contracts for hedging and risk management, and may also invest in foreign securities, warrants and rights or in other securities and employ other investment strategies in pursuit of the portfolio's investment objective.


[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

SMALL-CAP AND GROWTH COMPANIES

Investing in small companies involves greater risk than is customarily associated with more established companies. Stocks of small companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Securities of such issuers may lack sufficient market liquidity to enable a portfolio to effect sales at an advantageous time or without a substantial drop in price. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Also, growth stocks can experience steep price declines if the company's earnings disappoint investors.

CONVERTIBLE SECURITIES

As with all debt securities, the market value of convertibles tends to decline as interest rates increase and, conversely, to increase as interest rates decline.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------


The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect


                                      ATSF
                         PBHGMCG- 1 PBHG Mid Cap Growth
charges or deductions under the policies or the annuity contracts.


Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.


TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

2000                                                                            -14.39%
2001                                                                            -35.92%
2002                                                                            -28.39%

The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:   51.48%  Quarter  12/31/99
Lowest:   (37.25)% Quarter  03/31/01



                         AVERAGE ANNUAL TOTAL RETURNS*


                  (For Calendar Year ended December 31, 2002)



                                        SINCE INCEPTION
                              1 YEAR     (MAY 3, 1999)
                              -------   ---------------
PBHG Mid Cap Growth           (28.39)%        (9.31)%
Russell Midcap Growth Index   (27.41)%        (8.71)%



* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.


[MONEY ICON]

EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.



FEE TABLE



ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)



% of average daily net assets



                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.89%      0.89%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.16%      0.16%
                                            ----------------
TOTAL                                       1.05%      1.30%
Expense reduction(b)                        0.05%      0.05%
                                            ----------------
NET OPERATING EXPENSES                      1.00%      1.25%
------------------------------------------------------------



(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.



    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.



EXPENSE EXAMPLE



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $102     $329      $575      $1,278
Service Class                    $127     $407      $708      $1,563
---------------------------------------------------------------------


                                      ATSF
                         PBHGMCG- 2 PBHG Mid Cap Growth

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Pilgrim Baxter & Associates, Ltd.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:

0.90% of the first $100 million;

0.80% over $100 million

PORTFOLIO MANAGER:


GARY L. PILGRIM, CFA has served as portfolio manager of the portfolio since March 2001. Mr. Pilgrim is the President of Pilgrim Baxter. He has over 30 years of investment experience.


[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


This financial highlights table is intended to help you understand the portfolio's performance of the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.



                                                                   FOR THE YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------
                                                               2002        2001        2000       1999*
                                                             --------    --------    --------    -------
Net asset value, beginning of year                           $   9.65    $  15.06    $  17.75    $ 10.00
                                                             --------    --------    --------    -------
  Income from operations:
    Net investment income (loss)                                (0.06)      (0.05)      (0.03)     (0.03)
    Net realized and unrealized gain (loss) on investments      (2.68)      (5.36)      (2.46)      7.83
                                                             --------    --------    --------    -------
      Net income (loss) from operations                         (2.74)      (5.41)      (2.49)      7.80
                                                             --------    --------    --------    -------
  Distributions:
    Dividends from net investment income                         0.00        0.00       (0.20)     (0.05)
    Distributions from net realized gains on investments         0.00        0.00        0.00       0.00
                                                             --------    --------    --------    -------
      Total distributions                                        0.00        0.00       (0.20)     (0.05)
                                                             --------    --------    --------    -------
Net asset value, end of year                                 $   6.91    $   9.65    $  15.06    $ 17.75
                                                             ========    ========    ========    =======
Total return                                                   (28.39)%    (35.92)%    (14.39)%    78.00%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                 $102,815    $139,293    $217,307    $37,201
    Ratio of total expenses to average net assets                1.05%       1.08 %      0.92 %     1.40 %
    Ratio of net expenses to average net assets                  1.00%       1.00 %      0.92%      1.00%
    Ratio of net investment income (loss) to average net
      assets                                                    (0.78)%     (0.47)%     (0.14)%    (0.30)%
    Portfolio turnover rate                                    174.58%     177.19 %    132.70%    155.71%


* Portfolio commenced operations on May 3, 1999.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.

                                      ATSF
                         PBHGMCG- 3 PBHG Mid Cap Growth

---------------------
This portfolio may be appropriate for the investor who seeks long term growth of capital and can tolerate fluctuations in stock investing.


[PBHG FUNDS LOGO]  PBHG/NWQ Value Select                              [NWQ LOGO]

[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to achieve maximum, consistent total return with minimum risk to principal.
[CHESSPIECE ICON]

PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio uses a multi-manager approach, relying upon two sub-advisers with differing investment philosophies to manage segments of the portfolio's assets under the general supervision of the Fund's investment adviser.


The portfolio's sub-advisers, Pilgrim Baxter & Associates, Ltd. (Pilgrim Baxter) and NWQ Investment Management Company, LLC (NWQ), seek to achieve its objective by investing principally in:


 - Common stocks

 The portfolio consists primarily of mid-capitalization to large capitalization companies, with market capitalizations at the time of investment in excess of $1.5 billion.

 To a lesser extent, the co-sub-advisers may invest portfolio assets in:

 - Money market and short-term instruments (Treasury Bills)

 - REITs

 - Convertible Equities

 - ADRs and exchange-listed foreign stocks

PILGRIM BAXTER

Pilgrim Baxter employs an opportunistic value style, using both quantitative and fundamental techniques.

Pilgrim Baxter first creates a large universe of stocks with share prices considered lower than their perceived current or future worth. Then, using its own computer models and measures of value, Pilgrim Baxter creates a sub-universe of statistically attractive value companies. Pilgrim Baxter considers factors like a company's earning power versus its current stock price, its dividend income potential, its price-to-earnings ratio versus similar companies, its competitive advantages like brand or trade name or market niche, its management team and its current and future business prospects. Using its own fundamental research and a "bottom-up" discipline, Pilgrim Baxter identifies those companies which are currently out of market favor but have the potential to achieve significant appreciation as the marketplace recognizes their fundamental value. A security may be sold when it becomes overvalued relative to the market, shows deteriorating fundamentals, falls short of Pilgrim Baxter's expectations, or for other reasons.

NWQ


NWQ employs a more traditional, intrinsic value-oriented approach to investing, utilizing a "bottom-up" discipline and NWQ invests in undervalued companies which possess perceived catalysts to unlock value or increase profitability.


NWQ's research team performs extensive bottom-up research on companies focusing on qualitative factors such as restructuring, management strength, shareholder orientation and the ability to capitalize on improving industry fundamentals. In addition, a broad range of quantitative valuation screens are applied-price-to-cash flow, price-to-book, price-to-earnings and quality of earnings. The portfolios are diversified across companies representing strong risk/return characteristics.

NWQ considers the following when making a security selection:

 - Valuation: Earnings/cash flow, margins, quality of earnings

 - Qualitative: Management, competitive position, strategy

 - Catalysts: Change in fundamentals, industry consolidation, hidden assets

THE MULTI-MANAGER APPROACH

The multi-manager approach seeks to take advantage of the best investment ideas of two sub-advisers. Each of the sub-advisers manages a portion of the portfolio's assets, and is generally expected to select a relatively small number of securities (approximately 20 per sub-adviser) for its segment of the portfolio's assets. Such a focused security selection process requires each sub-adviser to select only the investment ideas that have, in its view, the greatest return potential.

The investment adviser may allocate assets from time to time between the segments of the portfolio managed by Pilgrim Baxter and NWQ, respectively, as sub-advisers. The adviser anticipates allocation of portfolio cash flows equally between sub-advisers, however, varying allocations may be made in light of considerations which could include appreciation and depreciation, concentration, diversification, performance, portfolio cash flows, tax implications, investment style and other considerations.

                                      ATSF
                        PBHGNWQ- 1 PBHG/NWQ Value Select

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long run, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks that the portfolio hold fluctuate in price, the value of the investment in the portfolio will go up and down.

DEPOSITARY RECEIPTS

These investments are subject to market risk and foreign investment risk.

VALUE INVESTING RISK

Value companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. Value securities can decline in price and may never reach their perceived value.


MULTI-MANAGER RISK


The PBHG/NWQ Value Select portfolio employs two sub-advisers rather than one, each managing one segment of the portfolio's assets using its own investment methodology to seek to generate positive investment returns. As a result, there is a risk that the combined performance of the portfolio's sub-advisers will lag that of funds that employ a single strategy or style. It is the adviser's intention to generally refrain from reallocating assets between sub-advisers. Therefore, it is possible that a greater portion of the portfolio's assets may be allocated to the sub-adviser with lower performance during any given period of time.

Because each sub-adviser manages its portion of the portfolio independently from the other, the same security may be held in both segments of the portfolio. Or, a given security may be acquired for one segment of the portfolio at a time when the other sub-adviser would choose to or decides to dispose of the security from the other segment. The portfolio may be more concentrated in certain issuers, industries or sectors than would otherwise be the case. Similarly, one sub-adviser may agree or disagree with the other regarding whether or not to remain fully invested in equities or to implement a temporary, defensive position in short-term instruments or cash. Furthermore, because each sub-adviser trades securities for its segment independently without aggregating transactions with the other sub-adviser, the portfolio may incur higher brokerage or transaction costs than would be the case if a single sub-adviser were managing the entire portfolio.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!


[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------


The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance year to year. The performance calculations do not reflect charges or deductions under the policies or annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.


TOTAL RETURN

(per calendar year)

[PERFORMANCE GRAPH]

1997                                                                             25.04%
1998                                                                             -4.78%
1999                                                                              7.95%
2000                                                                             15.19%
2001                                                                             -1.81%
2002                                                                            -14.21%

                                      ATSF
                        PBHGNWQ- 2 PBHG/NWQ Value Select

The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:   16.23%  Quarter  06/30/99
Lowest:   (20.67)% Quarter  09/30/02



                         AVERAGE ANNUAL TOTAL RETURNS*


                  (For Calendar Year ended December 31, 2002)



                                          SINCE INCEPTION
                       1 YEAR   5 YEARS    (MAY 1, 1996)
                       ------   -------   ---------------
PBHG/NWQ Value Select  (14.21)%  (0.05)%       5.31%
S&P 500 Composite
  Stock Index          (22.09)%  (0.58)%       6.15%



* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.


[MONEY ICON]

EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.



FEE TABLE



ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)



% of average daily net assets



                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.09%      0.09%
                                            ----------------
TOTAL                                       0.89%      1.14%
Expense reduction(b)                         N/A        N/A
                                            ----------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------



(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.



    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.



EXPENSE EXAMPLE



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 91     $284      $493      $1,096
Service Class                    $116     $362      $628      $1,386
---------------------------------------------------------------------


[BRIEFCASE ICON]

MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.


SUB-ADVISERS: Pilgrim Baxter & Associates, Ltd. and NWQ Investment Management Company, LLC.


ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.80%.

PORTFOLIO MANAGERS:


NWQ



JON D. BOSSE, CFA, CHIEF INVESTMENT OFFICER OF NWQ, is a co-manager of the NWQ segment of the portfolio. Mr. Bosse joined NWQ in October 1996 as Director of Equity Research and Managing Director. Prior to joining NWQ, he served as Director of Equity Research and portfolio manager of ARCO Investment Management Company.



E.C. "TED" FRIEDEL, CFA, assists with management of this portfolio. He previously served as manager of NWQ Value Equity fund since inception. He has been a managing director and investment strategist with NWQ since 1983.


PILGRIM BAXTER


RAYMOND J. MCCAFFREY, CFA, has been the portfolio manager of the Pilgrim Baxter segment of this portfolio since its introduction on May 1, 2002. Mr. McCaffrey has been a portfolio manager and analyst at Pilgrim Baxter or its affiliates since 1997. His more than 14 years of investment experience include positions at Pitcairn Trust Company, Cypress Capital Management and Fidelity Bank.


                                      ATSF
                        PBHGNWQ- 3 PBHG/NWQ Value Select

[MONEY ICON]
FINANCIAL HIGHLIGHTS*
---------------------------------------------


This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.



                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                   -----------------------------------------------------
                                                     2002*       2001       2000       1999       1998
                                                   ---------   --------   --------   --------   --------
Net asset value, beginning of year                 $  14.09    $  14.37   $  12.77   $  12.12   $  13.90
                                                   --------    --------   --------   --------   --------
  Income from operations:
    Net investment income (loss)                       0.18        0.15       0.15       0.10       0.12
    Net realized and unrealized gain (loss) on
      investments                                     (2.17)      (0.41)      1.78       0.85      (0.78)
                                                   --------    --------   --------   --------   --------
      Net income (loss) from operations               (1.99)      (0.26)      1.93       0.95      (0.66)
                                                   --------    --------   --------   --------   --------
  Distributions:
    Dividends from net investment income              (0.12)      (0.02)     (0.18)     (0.10)     (0.25)
    Distributions from net realized gains on
      investments                                     (0.35)      (0.00)     (0.15)     (0.20)     (0.87)
                                                   --------    --------   --------   --------   --------
      Total distributions                             (0.47)      (0.02)     (0.33)     (0.30)     (1.12)
                                                   --------    --------   --------   --------   --------
Net asset value, end of year                       $  11.63    $  14.09   $  14.37   $  12.77   $  12.12
                                                   ========    ========   ========   ========   ========
Total return                                         (14.21)%     (1.81)%    15.19%      7.95%     (4.78)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)       $242,152    $165,683   $144,818   $137,158   $157,157
    Ratio of expenses to average net assets            0.89%       0.94%      0.88%      0.90%      0.89%
    Ratio of net investment income (loss) to
      average net assets                               1.40%       1.07%      1.10%      0.77%      0.89%
    Portfolio turnover rate                          200.24%      31.41%     46.34%     34.19%     43.60%


* Prior to May 1, 2002, this portfolio was sub-advised solely by NWQ and was named NWQ Value Equity.

NOTES TO FINANCIAL HIGHLIGHTS


Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.


                                      ATSF
                        PBHGNWQ- 4 PBHG/NWQ Value Select

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

[PIMCO LOGO]    PIMCO Total Return
[BULLSEYE ICON]

OBJECTIVE
---------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC (PIMCO) seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average duration of this portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The fund will normally hedge at least 75% of the portfolio's exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - changes in interest rates

 - length of time to maturity

 - issuers defaulting on their obligations to pay interest or return principal

DERIVATIVES

Derivatives may be used to hedge against an opposite position that a portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a portfolio that invests in foreign securities.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                          PIMCO- 1 PIMCO Total Return

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date. Past performance is not a prediction of future results.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.



[MONEY ICON]


EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.



FEE TABLE



ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)



% of average daily net assets



                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.70%      0.70%
Rule 12b-1 fees                     N/A       0.25%
Other expenses                     0.08%      0.08%
                                   ----------------
TOTAL                              0.78%      1.03%
Expense reduction(b)                N/A        N/A
                                   ----------------
NET OPERATING EXPENSES             0.78%      1.03%
---------------------------------------------------



(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.20%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.



 Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.



EXPENSE EXAMPLE



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 80     $249      $433      $  966
Service Class                    $105     $328      $569      $1,259
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Pacific Investment Management Company LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.70%.

PORTFOLIO MANAGER:


The portfolio is managed by Pacific Investment Management Company LLC.


WILLIAM H. GROSS, CFA, Chief Investment Officer and founding partner of PIMCO is head of the investment team which manages the portfolio. He has over 30 years experience. Mr. Gross is one of the founders of PIMCO and serves as manager of other PIMCO funds.

[QUESTIONMARK ICON]

SIMILAR SUB-ADVISER FUND PERFORMANCE

-----------------------------------------------------------------


The portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an existing SEC-registered fund that is managed by the portfolio's sub-adviser and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AND PORTFOLIO MANAGER AS THE PORTFOLIO, YOU SHOULD NOT ASSUME


                                      ATSF
                          PIMCO- 2 PIMCO Total Return

THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. The portfolio's future performance may be greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of the portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds or any other fund managed by ATFA.



The tables for the portfolio's respective Similar Sub-Adviser Fund include the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 2002.



These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than the portfolio. The average annual total returns for the Similar Sub-Adviser Funds are shown with and without the deductions of any applicable sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO.



THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AS "SIMILAR SUB-ADVISER FUNDS.")



(See the SAI for more information about the portfolio's performance.)



                                                                     AVERAGE ANNUAL TOTAL RETURN
                                                                       AS OF DECEMBER 31, 2002
                                                                          (WITH SALES LOADS)
                                                            ----------------------------------------------
                                                 INCEPTION  TOTAL                           10 YEARS
ATSF PORTFOLIO      SIMILAR SUB-ADVISER FUND(1)    DATE     ASSETS   1 YEAR  5 YEARS  (OR SINCE INCEPTION)
--------------      ---------------------------  ---------  ------   ------  -------  --------------------
PIMCO Total Return      PIMCO Total Return        5/11/87   $7.0B    4.75%    6.67%          7.30%
                                                  Class A



                                                                   AVERAGE ANNUAL TOTAL RETURN
                                                                      (WITHOUT SALES LOADS)
                                                          ----------------------------------------------
                                               INCEPTION  TOTAL                           10 YEARS
ATSF PORTFOLIO      SIMILAR SUB-ADVISER FUND     DATE     ASSETS   1 YEAR  5 YEARS  (OR SINCE INCEPTION)
--------------      -------------------------  ---------  ------   ------  -------  --------------------
PIMCO Total Return     PIMCO Total Return       5/11/87   $7.0B    9.69%    7.66%          7.80%
                                                Class A


(1) PIMCO Total Return has a 4.5% sales load on Class A Shares. It also offers other classes with different fees and expenses.

                                      ATSF
                          PIMCO- 3 PIMCO Total Return

[MONEY ICON]

FINANCIAL HIGHLIGHTS

---------------------------------------------


This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.



                                                               FOR THE YEAR ENDED
                                                                  DECEMBER 31,
                                                                     2002*
                                                               ------------------
Net asset value, at inception                                       $  10.00
                                                                    --------
  Income from operations:
    Net investment income (loss)                                        0.20
    Net realized and unrealized gain (loss) on investments              0.42
                                                                    --------
      Net income (loss) from operations                                 0.62
                                                                    --------
  Distributions:
    Dividends from net investment income                                0.00
    Distributions from net realized gains on investments                0.00
                                                                    --------
      Total distributions                                               0.00
                                                                    --------
Net asset value, end of year                                        $  10.62
                                                                    ========
Total return                                                            6.20%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                        $385,405
    Ratio of expenses to average net assets                             0.78%
    Ratio of net investment income (loss) to average net
     assets                                                             2.86%
    Portfolio turnover rate                                           301.95%



* Portfolio commenced operations on May 1, 2002.


NOTES TO FINANCIAL HIGHLIGHTS


Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses, and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.


                                      ATSF
                          PIMCO- 4 PIMCO Total Return

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.
---------------------
When a manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers but must meet federal tax requirements.

[SALOMON BROTHERS LOGO]    Salomon All Cap
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------


The portfolio's sub-adviser, Salomon Brothers Asset Management Inc (SaBAM), seeks to achieve the portfolio's investment objective by investing principally in:


 - Common stocks

 - Convertible securities

To a lesser extent, the portfolio may invest in:

 - Cash and cash equivalents

This portfolio is non-diversified. The portfolio will primarily invest in common stocks, or securities convertible into or exchangeable for common stocks, such as convertible preferred stocks or convertible debentures.

The portfolio's classification as "non-diversified" under the 1940 Act means that the portfolio has the ability to take larger positions in a smaller number of issuers. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.


In seeking capital appreciation, the portfolio generally invests in securities of large, well-known companies, but may also invest a significant portion of its assets in securities of small- to medium-sized companies when SaBAM believes smaller companies offer more attractive value opportunities. While SaBAM selects investments primarily for their capital appreciation potential, it may also consider a company's dividend-paying record and the potential for an improved dividend return. The portfolio may be subject to wide fluctuations in market value. Portfolio securities may have limited marketability or may be widely and publicly traded.



SaBAM employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, SaBAM uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, SaBAM looks for a positive catalyst in the company's near term outlook which SaBAM believes will accelerate earnings or improve the value of the company's assets. SaBAM also emphasizes companies in those sectors of the economy, which it believes are undervalued relative to other sectors.



When evaluating an individual stock, SaBAM looks for:



 - Low market valuations measured by SaBAM's valuation models.



 - Positive changes in earnings prospects because of factors, such as:



     New, improved or unique products and services



     New or rapidly expanding markets for the company's products



     New management



     Changes in the economic, financial, regulatory or political environment particularly affecting the company



     Effective research, product development and marketing



     A business strategy not yet recognized by the marketplace.


[STOPLITE ICON]

PRIMARY RISKS
---------------------------------

NON-DIVERSIFICATION

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors
                                      ATSF
                             SAC- 1 Salomon All Cap
affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------


The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.


TOTAL RETURN

(per calendar year)

[PERFORMANCE GRAPH]

2000                                                                             18.30%
2001                                                                              2.09%
2002                                                                            -24.71%

The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:   13.19%  Quarter  12/31/99
Lowest:   (20.03)% Quarter  09/30/02



                         AVERAGE ANNUAL TOTAL RETURNS*


                  (For Calendar Year ended December 31, 2002)



                                        SINCE INCEPTION
                              1 YEAR     (MAY 3, 1999)
                              ------    ---------------
Salomon All Cap               (24.71)%        1.36 %
Russell 3000 Index            (21.54)%       (8.58)%



* Initial Class shares; information in not included for Service Class shares, as they were offered as of May 1, 2003.


[MONEY ICON]

EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.


                                      ATSF
                             SAC- 2 Salomon All Cap

FEE TABLE



ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)



% of average daily net assets



                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.83%      0.83%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.08%      0.08%
                                            ----------------
TOTAL                                       0.91%      1.16%
Expense reduction(b)                         N/A        N/A
                                            ----------------
NET OPERATING EXPENSES                      0.91%      1.16%
------------------------------------------------------------



(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.


(b) Contractual arrangement with AEGON/ Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.



    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.



EXPENSE EXAMPLE



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 93     $290      $504      $1,120
Service Class                    $118     $368      $638      $1,409
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
---------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Salomon Brothers Asset Management Inc


ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.90% up to $100 million; 0.80% over $100 million.


PORTFOLIO MANAGERS:


JOHN B. GOODE is a co-portfolio manager of this portfolio. Mr. Goode has 33 years of investment experience, all with SaBAM and its affiliates.



PETER J. HABLE is co-portfolio manager of this portfolio. Mr. Hable has 18 years of industry experience, all with SaBAM and its affiliates.

                                      ATSF
                             SAC- 3 Salomon All Cap

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.



                                                                   FOR THE YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------
                                                                2002        2001       2000       1999*
                                                              --------    --------    -------    -------
Net asset value, beginning of year                            $  13.06    $  12.99    $ 11.18    $ 10.00
                                                              --------    --------    -------    -------
  Income from operations:
    Net investment income (loss)                                  0.06        0.19       0.14       0.08
    Net realized and unrealized gain (loss) on investments       (3.28)       0.09       1.90       1.48
                                                              --------    --------    -------    -------
      Net income (loss) from operations                          (3.22)       0.28       2.04       1.56
                                                              --------    --------    -------    -------
  Distributions:
    Dividends from net investment income                         (0.10)      (0.20)     (0.20)     (0.38)
    Distributions from net realized gains on investments         (0.04)      (0.01)     (0.03)      0.00
                                                              --------    --------    -------    -------
      Total distributions                                        (0.14)      (0.21)     (0.23)     (0.38)
                                                              --------    --------    -------    -------
Net asset value, end of year                                  $   9.70    $  13.06    $ 12.99    $ 11.18
                                                              ========    ========    =======    =======
Total return                                                    (24.71)%      2.09%     18.30%     15.57%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                  $308,823    $287,881    $85,730    $ 6,686
    Ratio of total expenses to average net assets                 0.91%       1.00%      1.25%      2.87%
    Ratio of net expenses to average net assets                   0.91%       1.00%      1.00%      1.00%
    Ratio of net investment income (loss) to average net
      assets                                                      0.56%       1.43%      1.11%      1.09%
    Portfolio turnover rate                                     134.48%      83.12%    117.91%    216.29%


* Portfolio commenced operations on May 3, 1999.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.

                                      ATSF
                             SAC- 4 Salomon All Cap

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

Select+ Aggressive
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------


The portfolio's sub-adviser seeks this objective by investing the portfolio's assets in a combination of underlying ATSF portfolios, and those of other mutual funds, based on the portfolio's investment objective.


In seeking the portfolio's investment objective, investment strategies include:

 - Under normal market conditions, allocating 100% of the portfolio's assets among underlying ATSF portfolios, and those of other mutual funds, consistent with the investment objective.

 - Adjusting the allocations to favor investments in those portfolios that the sub-adviser believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - The portfolio may invest directly in short-term securities.

The sub-adviser will not try to pinpoint the precise moment when a major reallocation should be made. Instead, the sub-adviser regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary investment risks:

UNDERLYING PORTFOLIOS

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject, indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may results from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks an underlying portfolio holds fluctuate in price, the value of your investment in the portfolio may fluctuate.

INTEREST RATE CHANGES

Interest rate increases can cause the price of a security, and accordingly a debt security to decrease.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

ISSUER SPECIFIC CHANGES

Changes in the financial strength, or perceived financial strength, of a company may affect the value of its securities and, therefore, indirectly impact the value of the portfolio's shares.

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

PREPAYMENT


The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
                                      ATSF
                           S+AG- 1 Select+ Aggressive

SELECT+ AGGRESSIVE

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios, net of any applicable fee waivers or reimbursements, for each potential Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report):


                                  TOTAL OPERATING
UNDERLYING PORTFOLIO              EXPENSE RATIOS
--------------------              ---------------
American Century Income & Growth       1.40%
American Century International         1.20%
BlackRock Large Cap Value              1.30%
BlackRock Mid Cap Growth               1.30%
Capital Guardian Global                1.29%
Capital Guardian U.S. Equity           0.98%
Capital Guardian Value                 0.91%
Dreyfus Mid Cap                        1.00%
Dreyfus Small Cap Value                0.88%
Federated Growth & Income              0.81%
Janus Growth                           0.85%
Salomon All Cap                        0.91%
Third Avenue Value                     0.89%
Transamerica Equity                    0.82%
Transamerica Growth
  Opportunities                        1.12%
Transamerica Money Market              0.41%
T. Rowe Price Equity Income            0.85%
T. Rowe Price Growth Stock             0.87%
Van Kampen Active International
  Allocation                           0.99%
Van Kampen Emerging Growth             0.88%



After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios (as of December 31, 2002) of the Underlying Portfolios in which it is investing in as of December 31, 2002, the total annualized weighted average expense ratio of the portfolio (calculated as a percentage of average net assets) is estimated to be approximately 1.52%, and is generally expected to vary within a range of 1.50% to 1.85%.


The investment advisers or other service providers to certain of the Underlying Portfolios currently waive a portion of their fees and/or reimburse operating expenses with respect to the Underlying Portfolios. Any such fee waiver or expense reimbursement may be terminated in the future. Any termination of a fee waiver or expense reimbursement undertaking with respect to an Underlying Portfolio may be expected to increase the operating expenses of that Underlying Portfolio and, therefore, the operating expenses of the portfolio.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------


Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance. Past performance is not a prediction of future results.


[MONEY ICON]

EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.



FEE TABLE



ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)



% of average daily net assets



                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.45%      0.45%
                                            ----------------
TOTAL                                       0.55%      0.80%
Expense reduction(b)                         N/A        N/A
                                            ----------------
NET OPERATING EXPENSES                      0.55%      0.80%
------------------------------------------------------------



(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's contractual expense limits at inception (December 5, 2002). Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.55%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.55%. Current or future portfolio operating expenses

                                      ATSF
                           S+AG- 2 Select+ Aggressive
    may be further reduced by payments of operating expenses via directed brokerage arrangements.



    Brokerage commissions used to offset the fund's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.



EXPENSE EXAMPLE



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



                SHARE CLASS                   1 YEAR   3 YEARS
--------------------------------------------------------------
Initial Class                                  $56      $176
Service Class                                  $82      $255
--------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------


INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.



SUB-ADVISER: Union Planters Investment Advisors, Inc. (UPIA)


ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.

PORTFOLIO MANAGER: This portfolio is managed by a UPIA investment team.

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.



                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                       $10.00
                                                                    ------
  Income from operations:
      Net investment income (loss)                                    0.00
      Net realized and unrealized gain (loss) on investments         (0.24)
                                                                    ------
      Net income (loss) from operations                              (0.24)
                                                                    ------
  Distributions:
      Dividends from net investment income                            0.00
      Distributions from net realized gains on investments            0.00
                                                                    ------
      Total distributions                                             0.00
                                                                    ------
Net asset value, end of year                                        $ 9.76
                                                                    ======
Total return                                                         (2.40)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                        $   98
    Ratio of total expenses to average net assets                    77.92 %
    Ratio of net expenses to average net assets                       0.55 %
    Ratio of net investment income (loss) to average net
     assets                                                          (0.49)%
    Portfolio turnover rate                                           0.00 %



* Portfolio commenced operations on December 5, 2002.


NOTES TO FINANCIAL HIGHLIGHTS


Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.



Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.

                                      ATSF
                           S+AG- 3 Select+ Aggressive

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

Select+ Conservative
[BULLSEYE ICON]
OBJECTIVES
----------------------------

This portfolio seeks current income and preservation of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------


The portfolio's sub-adviser seeks those objectives by investing the portfolio's assets in a combination of underlying ATSF portfolios, and those of other mutual funds, based on the portfolio's investment objectives.


In seeking the portfolio's investment objectives, the sub-adviser's investment strategies include:

 - Under normal market conditions, allocating adjusting the portfolio's investments among underlying portfolios so that no more than 30% of its assets are invested in equities and at least 70% of its assets are invested in bonds and short-term investments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those portfolios that the sub-adviser believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - The portfolio may also invest directly in short-term securities.

The sub-adviser will not try to pinpoint the precise moment when a major reallocation should be made. Instead, the sub-adviser regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

UNDERLYING PORTFOLIOS

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject, indirectly, to all the risks associated with its underlying portfolios.

These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks an underlying portfolio holds fluctuate in price, the value of your portfolio's investment in the underlying portfolio will go up and down.

INTEREST RATE CHANGES

Interest rate increases can cause the price of a security, and particularly a debt security, to decrease.

ISSUER-SPECIFIC CHANGES

Changes in the financial strength, or perceived financial strength, of a company may affect the value of its securities and, therefore, indirectly impact the value of the portfolio's shares. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

PRE-PAYMENT


The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                          S+C- 1 Select+ Conservative

SELECT + CONSERVATIVE

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios, net of any applicable fee waivers or expense reimbursements, for each potential Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report):


                                    TOTAL OPERATING
       UNDERLYING PORTFOLIO:        EXPENSE RATIOS
       ---------------------        ---------------
American Century Income & Growth          1.40%
American Century International            1.20%
BlackRock Large Cap Value                 1.30%
BlackRock Mid Cap Growth                  1.30%
Capital Guardian Global                   1.29%
Capital Guardian U.S. Equity              0.98%
Capital Guardian Value                    0.91%
Clarion Real Estate Securities            0.98%
Dreyfus Mid Cap                           1.00%
Dreyfus Small Cap Value                   0.88%
Federated Growth & Income                 0.81%
Janus Growth                              0.85%
MFS High Yield                            0.91%
PIMCO Total Return                        0.78%
Salomon All Cap                           0.91%
Third Avenue Value                        0.89%
Transamerica Equity                       0.82%
Transamerica Growth Opportunities         1.12%
Transamerica Money Market                 0.41%
Transamerica U.S. Government
  Securities                              0.71%
T. Rowe Price Growth Stock                0.87%
T. Rowe Price Equity Income               0.85%



After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios (as of December 31, 2002) of the Underlying Portfolios in which it is investing in as of December 31, 2002, the total annualized weighted average expense ratio is estimated to be: approximately 1.34% and is generally expected to vary within a range of 1.30% to 1.85%. The investment advisers or other service providers to certain of the Underlying Portfolios currently waive a portion of their fees and/or reimburse operating expenses with respect to the Underlying Portfolios. Any such fee waiver or expense reimbursement may be terminated in the future. Any termination of a fee waiver or expense reimbursement undertaking with respect to an Underlying Portfolio may be expected to increase the operating expenses of that Underlying Portfolio and, therefore, the operating expenses of the portfolio.


[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------


Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.


[MONEY ICON]

EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.



FEE TABLE



ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)



% of average daily net assets



                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.45%      0.45%
                                            ----------------
TOTAL                                       0.55%      0.80%
Expense reduction(b)                         N/A        N/A
                                            ----------------
NET OPERATING EXPENSES                      0.55%      0.80%
------------------------------------------------------------



(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's contractual expense limits at inception (December 5, 2002). Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.55%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.55%. Current or future portfolio operating expenses


                                      ATSF
                          S+C- 2 Select+ Conservative
    may be further reduced by payments of operating expenses via directed brokerage arrangements.



   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.



EXPENSE EXAMPLE



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



                SHARE CLASS                   1 YEAR   3 YEARS
--------------------------------------------------------------
Initial Class                                  $56      $176
Service Class                                  $82      $255
--------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------


INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.



SUB-ADVISER: Union Planters Investment Advisors, Inc. (UPIA)


ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.


PORTFOLIO MANAGER: This portfolio is managed by a UPIA investment team.


                                      ATSF
                          S+C- 3 Select+ Conservative

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.



                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                       $10.00
                                                                    ------
  Income from operations:
    Net investment income (loss)                                      0.00
    Net realized and unrealized gain (loss) on investments            0.03
                                                                    ------
      Net income (loss) from operations                               0.03
                                                                    ------
  Distributions:
    Dividends from net investment income                              0.00
    Distributions from net realized gains on investments              0.00
                                                                    ------
      Total distributions                                             0.00
                                                                    ------
Net asset value, end of year                                        $10.03
                                                                    ======
Total return                                                          0.30 %
Ratios and supplemental data:
    Net assets at end of year (in thousands)                        $  112
    Ratio of total expenses to average net assets                    72.67 %
    Ratio of net expenses to average net assets                       0.55 %
    Ratio of net investment income (loss) to average net
     assets                                                          (0.49)%
    Portfolio turnover rate                                           0.00 %



* Portfolio commercial operations on December 5, 2002.


NOTES TO FINANCIAL HIGHLIGHTS


Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.



Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.


                                      ATSF
                          S+C- 4 Select+ Conservative

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

Select+ Growth & Income
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to maximize total return through a combination of growth of capital and current income, consistent with preservation of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------


The portfolio's sub-adviser seeks to achieve this objective by investing the portfolio's assets in a combination of underlying ATSF portfolios, and those of other mutual funds, based on the portfolio's investment objective.


In seeking the portfolio's investment objective, the sub-adviser's investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios, and those of other mutual funds, based on the portfolio's investment objective.

 - Under normal market conditions, allocating the portfolio's investments among the underlying portfolios so that no more than 75% of its assets are invested in equities, and at least 25% of its assets are invested in bonds and short-term investments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those portfolios that the sub-adviser believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - The portfolio may also invest directly in short-term securities.

The sub-adviser will not try to pinpoint the precise moment when a major reallocation should be made. Instead, the sub-adviser regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

UNDERLYING PORTFOLIOS

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.


Because the stocks an underlying portfolio holds fluctuate in price, the value of your investment in the portfolio may fluctuate.

INTEREST RATE CHANGES

Interest rate increases can cause the price of a security, particularly a debt security, to decrease.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

ISSUER-SPECIFIC CHANGES

Changes in the financial strength, or perceived financial strength, of a company may affect the value of its securities and, therefore, indirectly impact the value of the portfolio's shares. The value

                                      ATSF
                        S+G&I- 1 Select+ Growth & Income
of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

PRE-PAYMENT


The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

SELECT+ GROWTH & INCOME

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios, net of any applicable fee waivers or expense reimbursements, for each potential Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report).


                                  TOTAL OPERATING
UNDERLYING PORTFOLIO              EXPENSE RATIOS
--------------------              ---------------
American Century Income & Growth       1.40%
American Century International         1.20%
BlackRock Large Cap Value              1.30%
BlackRock Mid Cap Growth               1.30%
Capital Guardian Global                1.29%
Capital Guardian U.S. Equity           0.98%
Capital Guardian Value                 0.91%
Clarion Real Estate Securities         0.98%
Dreyfus Mid Cap                        1.00%
Dreyfus Small Cap Value                0.88%
Federated Growth & Income              0.81%
Janus Growth                           0.85%
MFS High Yield                         0.91%
PIMCO Total Return                     0.78%
Salomon All Cap                        0.91%
T. Rowe Price Equity Income            0.85%
T. Rowe Price Growth Stock             0.87%
Third Avenue Value                     0.89%
Transamerica Equity                    0.82%
Transamerica Growth
  Opportunities                        1.12%
Transamerica Money Market              0.41%
Transamerica U.S. Government
  Securities                           0.71%
Van Kampen Active International
  Allocation                           0.99%
Van Kampen Emerging Growth             0.88%



After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios (as of December 31, 2002), of the Underlying Portfolios in which it is investing in as of December 31, 2002, the total annualized weighted average expense ratio the portfolio (calculated as a percentage of average net assets) is estimated to be approximately 1.43%, and is generally expected to vary within a range of 1.40% to 1.85%. The investment advisers or other service providers to certain of the Underlying Portfolios currently waive a portion of their fees and/or reimburse operating expenses with respect to the Underlying Portfolios. Any such fee waiver or expense reimbursement may be terminated in the future. Any termination of a fee waiver or expense reimbursement undertaking with respect to an Underlying Portfolio may be expected to increase the operating expenses of that Underlying Portfolio and, therefore, the operating expenses of the portfolio.


[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------


Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.


[MONEY ICON]

EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
                        S+G&I- 2 Select+ Growth & Income

FEE TABLE



ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)



% of average daily net assets



                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.45%      0.45%
                                            ----------------
TOTAL                                       0.55%      0.80%
Expense reduction(b)                         N/A        N/A
                                            ----------------
NET OPERATING EXPENSES                      0.55%      0.80%
------------------------------------------------------------



(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's contractual expense limits at inception (December 5, 2002). Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.55%, excluding 12b-1 fees.
    ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.55%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.



    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.



EXPENSE EXAMPLE



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



                SHARE CLASS                   1 YEAR   3 YEARS
--------------------------------------------------------------
Initial Class                                  $56      $176
Service Class                                  $82      $255
--------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.


SUB-ADVISER: Union Planters Investment Advisors, Inc. (UPIA)



ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.10%



PORTFOLIO MANAGER: This portfolio is managed by a UPIA investment team.


                                      ATSF
                        S+G&I- 3 Select+ Growth & Income

[MONEY ICON]
FINANCIAL HIGHLIGHTS
-----------------------------------------


This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.



                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                       $10.00
                                                                    ------
  Income from operations:
    Net investment income (loss)                                      0.00
    Net realized and unrealized gain (loss) on investments           (0.12)
                                                                    ------
      Net income (loss) from operations                              (0.12)
                                                                    ------
  Distributions:
    Dividends from net investment income                              0.00
    Distributions from net realized gains on investments              0.00
                                                                    ------
      Total distributions                                             0.00
                                                                    ------
Net asset value, end of year                                        $ 9.88
                                                                    ======
Total return                                                         (1.20)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                        $1,045
    Ratio of total expenses to average net assets                    17.63 %
    Ratio of net expenses to average net assets                       0.55 %
    Ratio of net investment income (loss) to average net
     assets                                                          (0.49)%
    Portfolio turnover rate                                           0.00 %



* Portfolio commenced operations on December 5, 2002.


NOTES TO FINANCIAL HIGHLIGHTS


Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.



Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.


                                      ATSF
                        S+G&I- 4 Select+ Growth & Income

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth

(T. ROWE PRICE LOGO)    T. Rowe Price Equity Income
[BULLSEYE ICON]
OBJECTIVE
---------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------


The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price) seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.


T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with the following:

- an established operating history

- above-average dividend yield relative to the S&P 500 Index

- low price-to-earnings ratio relative to the S&P 500 Index

- a sound balance sheet and other positive financial characteristics

- low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including debt securities and futures and options, in keeping with its investment objective.


The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective.



The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.


[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, T. Rowe Price's assessment of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if T. Rowe Price underweights fixed income markets or industries where there are significant returns, and could lose value if T. Rowe Price overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in

                                      ATSF
                      TRPEI- 1 T. Rowe Price Equity Income
foreign currencies; withholding or other taxes; trading, settlement, custodial, and otheroperational risks; and the less stringentinvestor protection and disclosure standardsof some foreign markets. All of the factors canmake foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.


MARKET CAPITALIZATION RISK


Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing the portfolio's performance to lag behind other funds with small- and mid-cap stocks.



STYLE RISK -- DIVIDEND - PAYING COMPANIES


The portfolio's emphasis on stocks of established companies paying high dividends and its potential investments in fixed-income securities may limit its potential for appreciation in a broad market advance. Such securities may be hurt when interest rates rise sharply. Also, a company may reduce or eliminate its dividend.

VALUE STYLE RISK


Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing.


The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]

PAST PERFORMANCE (1)
-----------------------------------------


The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.


TOTAL RETURN

(For Calendar Year ended December 31, 2002)

[PERFORMANCE GRAPH]

1995                                                                             30.50%
1996                                                                             19.88%
1997                                                                             28.27%
1998                                                                              8.81%
1999                                                                              3.47%
2000                                                                             12.31%
2001                                                                              2.17%
2002                                                                            -12.81%

The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:   13.35%  Quarter  06/30/99
Lowest:   (17.23)% Quarter  09/30/02



(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.


                                      ATSF
                      TRPEI- 2 T. Rowe Price Equity Income

                         AVERAGE ANNUAL TOTAL RETURNS*


                  (For Calendar Year ended December 31, 2002)



                                           SINCE INCEPTION
                       1 YEAR   5 YEARS   (JANUARY 3, 1995)
                       ------   -------   -----------------
T. Rowe Price Equity
  Income               (12.81)%    2.41%         10.74%
S&P 500 Composite
  Stock Index          (22.09)%  (0.58)%         10.29%



* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.


[MONEY ICON]

EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.



FEE TABLE



ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)



% of average daily net assets



                                   CLASS OF SHARES
                                  INITIAL   SERVICE
---------------------------------------------------
Management fees                     0.75%     0.75%
Rule 12b-1 fees                      N/A      0.25%
Other expenses                      0.05%     0.05%
                                    ---------------
TOTAL                               0.80%     1.05%
Expense reduction(b)                 N/A       N/A
                                    ---------------
NET OPERATING EXPENSES              0.80%     1.05%
---------------------------------------------------



(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 0.88%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.



    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.



EXPENSE EXAMPLE



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 82     $255      $444      $  990
Service Class                    $107     $334      $579      $1,283
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: T. Rowe Price Associates, Inc.


ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75%


PORTFOLIO MANAGER:


BRIAN C. ROGERS, a Vice President of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe in 1982 and has been managing investments since 1983. Mr. Rogers has managed the T. Rowe Price Equity Income Fund since 1993.


                                      ATSF
                      TRPEI- 3 T. Rowe Price Equity Income

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.



                                                              YEAR ENDED DECEMBER 31,
                                            ------------------------------------------------------------
                                              2002         2001         2000         1999         1998
       T. ROWE PRICE EQUITY INCOME          --------     --------     --------     --------     --------
Net asset value, beginning of year          $  18.09     $  19.52     $  19.50     $  20.04     $  19.34
                                            --------     --------     --------     --------     --------
Income from operations:
  Net investment income (loss)                  0.28         0.24         0.39         0.38         0.35
  Net realized and unrealized gain (loss)
    on investments                             (2.58)        0.24         1.78         0.42         1.33
                                            --------     --------     --------     --------     --------
    Net income (loss) from operations          (2.30)        0.48         2.17         0.80         1.68
                                            --------     --------     --------     --------     --------
Distributions:
  Dividends from net investment income         (0.18)       (0.35)       (0.39)       (0.40)       (0.28)
  Distributions from net realized gains on
    investments                                (0.32)       (1.56)       (1.76)       (0.94)       (0.70)
                                            --------     --------     --------     --------     --------
    Total distributions                        (0.50)       (1.91)       (2.15)       (1.34)       (0.98)
                                            --------     --------     --------     --------     --------
Net asset value, end of year                $  15.29     $  18.09     $  19.52     $  19.50     $  20.04
                                            ========     ========     ========     ========     ========
Total return                                  (12.81)%       2.17%       12.31%        3.47%        8.81%
Ratios and supplemental data:
  Net assets at end of year (in thousands)  $520,204     $289,420     $257,343     $264,718     $262,328
  Ratio of total expenses to average net
    assets                                      0.85%        0.90%        0.90%        0.88%        0.85%
  Ratio of net expenses to average net
    assets                                      0.85%        0.90%        0.90%        0.87%        0.85%
  Ratio of net investment income (loss) to
    average net assets                          1.72%        1.48%        1.98%        1.89%        2.18%
  Portfolio turnover rate                      12.24%          19%          38%          35%          20%



NOTES TO FINANCIAL HIGHLIGHTS



Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.


                                      ATSF
                      TRPEI- 4 T. Rowe Price Equity Income

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A moderate risk investment
 - Long-term growth of capital

(T. ROWE PRICE LOGO)    T. Rowe Price Growth Stock
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to provide long-term capital growth and, secondarily, increasing dividend income through investments in the common stocks of well-established growth companies.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------


The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe
Price) seeks to achieve the portfolio's objective by investing primarily, and under normal circumstances, not less than 80% of its net assets in common stocks. The portfolio concentrates its investments in growth companies. T. Rowe Price normally (but not always) seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.


In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


Most of the portfolio's assets will be invested in U.S. common stocks. T. Rowe Price may also invest in foreign securities (up to 30% of its total assets) and futures and options, in keeping with its objective. The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.



The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective.


[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK


The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, T. Rowe Price's assessment of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if T. Rowe Price underweights fixed income markets or industries where there are significant returns, and could lose value if the sub-adviser overweights fixed income markets or industries where there are significant declines.


Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

                                      ATSF
                      TRPGS- 1 T. Rowe Price Growth Stock

MARKET CAPITALIZATION RISK


Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing the portfolio's performance to lag behind other funds with small- and mid-cap stocks. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies.


GROWTH STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------


The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.


TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1995                                                                             37.20%
1996                                                                             20.77%
1997                                                                             28.57%
1998                                                                             28.67%
1999                                                                             22.19%
2000                                                                             -0.51%
2001                                                                            -10.04%
2002                                                                            -22.81%

The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:      23.37%  Quarter  12/31/98
Lowest:      (15.04)% Quarter  06/30/02


(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, T. Rowe Price Growth Stock Portfolio of Endeavor Series Trust.

                                      ATSF
                      TRPGS- 2 T. Rowe Price Growth Stock

                         AVERAGE ANNUAL TOTAL RETURNS*


                  (For Calendar Year ended December 31, 2002)



                                              SINCE INCEPTION
                        1 YEAR     5 YEARS   (JANUARY 5, 1995)
                       ---------   -------   -----------------
T. Rowe Price Growth
  Stock                   (22.81)%   1.67%          11.06%
S&P 500 Composite
  Stock Index             (22.09)% (0.58)%          10.29%



* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.


[MONEY ICON]

EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.



FEE TABLE



ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)



% of average daily net assets



                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.07%      0.07%
                                            ----------------
TOTAL                                       0.87%      1.12%
Expense reduction(b)                         N/A        N/A
                                            ----------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------



(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 0.89%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.



    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.



EXPENSE EXAMPLE



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 89     $278      $482      $1,073
Service Class                    $114     $356      $617      $1,363
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: T. Rowe Price Associates, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80%

PORTFOLIO MANAGER:


ROBERT W. SMITH, a Vice President of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1997. He joined T. Rowe Price in 1992 as an equity analyst.


                                      ATSF
                      TRPGS- 3 T. Rowe Price Growth Stock

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.



                                                             YEAR ENDED DECEMBER 31,
                                          --------------------------------------------------------------
                                            2002         2001          2000          1999         1998
                                          --------     --------     ----------     --------     --------
Net asset value, beginning of year        $  19.56     $  25.62     $    28.73     $  25.60     $  20.78
                                          --------     --------     ----------     --------     --------
Income from operations:
  Net investment income (loss)                0.02         0.02           0.00         0.03         0.06
  Net realized and unrealized gain
    (loss) on investments                    (4.48)       (2.37)         (0.15)        5.28         5.76
                                          --------     --------     ----------     --------     --------
    Net income (loss) from operations        (4.46)       (2.35)         (0.15)        5.31         5.82
                                          --------     --------     ----------     --------     --------
Distributions:
  Dividends from net investment income       (0.01)        0.00          (0.03)       (0.07)       (0.05)
  Distributions from net realized gains
    on investments                            0.00        (3.71)         (2.93)       (2.11)       (0.95)
                                          --------     --------     ----------     --------     --------
    Total distributions                      (0.01)       (3.71)         (2.96)       (2.18)       (1.00)
                                          --------     --------     ----------     --------     --------
Net asset value, end of year              $  15.09     $  19.56     $    25.62     $  28.73     $  25.60
                                          ========     ========     ==========     ========     ========
Total return                                (22.81)%     (10.04)%        (0.51)%      22.19%       28.67%
Ratios and supplemental data:
  Net assets at end of year (in
    thousands)                            $222,912     $229,751     $  269,983     $257,879     $194,301
  Ratio of total expenses to average net
    assets                                    0.92%        0.93%          0.91%        0.88%        0.87%
  Ratio of net expenses to average net
    assets                                    0.87%        0.91%          0.90%        0.87%        0.87%
  Ratio of net investment income (loss)
    to average net assets                     0.12%        0.11%          0.01%        0.21%        0.43%
  Portfolio turnover rate                    48.44%          67%            80%          66%          58%



NOTES TO FINANCIAL HIGHLIGHTS



Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.


                                      ATSF
                      TRPGS- 4 T. Rowe Price Growth Stock

---------------------
This portfolio may be appropriate for the investor who seeks an aggressive, long-term approach to building capital and who is comfortable with significant fluctuations inherent in small-cap stock investing.
---------------------
When a manager uses a "topdown" approach, he looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.

[T. ROWE PRICE LOGO]    T. Rowe Price Small Cap
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), seeks to achieve the portfolio's objective by investing principally in common stocks of small-cap growth companies.


This portfolio will invest, under normal circumstances, at least 80% of its net assets in small-cap growth companies. These are defined as companies whose market capitalization falls within the range of, or smaller than, the smallest 100 companies in the Standard & Poor's 500 Composite Stock Index (S&P 500), which was approximately $3.025 billion and below as of December 31, 2002, but the upper size limit will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio's initial purchase continue to be considered small companies for purposes of this policy. The S&P 500 measures the performance of the common stocks of 500 large U.S. companies in the manufacturing, utilities, transportation, and financial industries. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)

To help manage cash flows efficiently, T. Rowe Price may also buy and sell stock index futures. The portfolio intends to be invested in a large number of holdings. T. Rowe Price believes this diversification should minimize the effects of individual security selection on portfolio performance.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "topdown" manner so that the portfolio's investment portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/ book value ratios, for example) and projected earnings growth.


While the portfolio invests principally in U.S. common stocks, and, to a lesser extent in foreign stocks, and stock index futures and options, it may also purchase other securities, in keeping with its objective.


The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------


MARKET RISK



The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, T. Rowe Price's assessment of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if T. Rowe Price underweights fixed income markets or industries where there are significant returns, and could lose value if T. Rowe Price overweights fixed income markets or industries where there are significant declines.



Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.


INVESTING AGGRESSIVELY
- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.
- Rights, options and futures contracts may not be exercised and may expire worthless.
- Warrants and rights may be less liquid than stocks.
- Use of futures and other derivatives may make the portfolio more volatile.

SMALL-CAP AND GROWTH COMPANIES
Investing in small companies involves greater risk than is customarily associated with more established companies. Stocks of small companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Securities of such issuers may lack sufficient market liquidity to enable a portfolio to effect sales at an advantageous time or without a substantial drop in price. Such companies usually do not pay significant

                                      ATSF
                        TRPSC- 1 T. Rowe Price Small Cap
dividends that could cushion returns in a falling market.

Also, growth stocks can experience steep price declines if the company's earnings disappoint investors. Since many of the Aggressive Equity Portfolios will typically be fully invested in this market sector, investors are fully exposed to its volatility.

FOREIGN INVESTMENT RISK


Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.


FUTURES & OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------


The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.


TOTAL RETURN

(per calendar year)

[PERFORMANCE GRAPH]

2000                                                                             -8.45%
2001                                                                             -9.71%
2002                                                                            -27.35%

The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:   26.70 %   Quarter   12/31/99
Lowest:   (25.15)%   Quarter   09/30/01



                         AVERAGE ANNUAL TOTAL RETURNS*


                  (For Calendar Year ended December 31, 2002)



                                        SINCE INCEPTION
                            1 YEAR       (MAY 3, 1999)
                            -------     ---------------
T. Rowe Price Small Cap     (27.35)%          (4.91)%
Russell 2000 Index          (20.48)%          (1.96)%



* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.


                                      ATSF
                        TRPSC- 2 T. Rowe Price Small Cap

[MONEY ICON]

EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.



FEE TABLE



ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)



% of average daily net assets



                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.75%      0.75%
Rule 12b-1 fees                     N/A       0.25%
Other expenses                     0.21%      0.21%
                                   ----------------
TOTAL                              0.96%      1.21%
Expense reduction(b)                N/A        N/A
                                   ----------------
NET OPERATING EXPENSES             0.96%      1.21%
---------------------------------------------------



(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.



    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.



EXPENSE EXAMPLE



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 98     $306      $531      $1,178
Service Class                    $123     $384      $665      $1,466
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: T. Rowe Price Associates, Inc.

ADVISORY FEE: as a percentage of the portfolio's average daily net assets: 0.75%

PORTFOLIO MANAGERS:


PAUL W. WOJCIK, CFA, a Vice President of T. Rowe Price, manages this portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since December 2000. He joined T. Rowe Price in 1996 and has been a member of the investment team since the portfolio's inception. Prior to joining
T. Rowe Price, Mr. Wojcik was a senior programmer/analyst at Fidelity
Investments.


                                      ATSF
                        TRPSC- 3 T. Rowe Price Small Cap

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.



                                                                 FOR THE YEAR ENDED DECEMBER 31,
                                                         -----------------------------------------------
                                                           2002         2001         2000         1999*
                                                         --------      -------      -------      -------
Net asset value, beginning of year                       $  10.97      $ 12.15      $ 13.41      $ 10.00
                                                         --------      -------      -------      -------
  Income from operations:
    Net investment income (loss)                            (0.07)       (0.08)       (0.08)       (0.03)
    Net realized and unrealized gain (loss) on
      investments                                           (2.93)       (1.10)       (1.04)        3.87
                                                         --------      -------      -------      -------
      Net income (loss) from operations                     (3.00)       (1.18)       (1.12)        3.84
                                                         --------      -------      -------      -------
  Distributions:
    Dividends from net investment income                     0.00         0.00        (0.14)       (0.43)
    Distributions from net realized gains on
      investments                                            0.00         0.00         0.00         0.00
                                                         --------      -------      -------      -------
      Total distributions                                    0.00         0.00        (0.14)       (0.43)
                                                         --------      -------      -------      -------
Net asset value, end of year                             $   7.97      $ 10.97      $ 12.15      $ 13.41
                                                         ========      =======      =======      =======
Total return                                               (27.35)%      (9.71)%      (8.45)%      38.49%
Ratios and supplemental data:
    Net assets at end of year (in thousands)             $115,309      $58,099      $30,024      $ 9,824
    Ratios of total expenses to average net assets           0.96%        1.05%        1.14%        2.46%
    Ratio of net expenses to average net assets              0.96%        1.00%        1.00%        1.00%
    Ratio of net investment income (loss) to average
      net assets                                            (0.75)%      (0.73)%      (0.57)%      (0.44)%
    Portfolio turnover rate                                 38.91%       42.09%       64.53%      159.02%


* Portfolio commenced operations on May 3, 1999.

NOTES TO FINANCIAL HIGHLIGHTS


Per share information has been computed using average shares outstanding throughout each period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.


Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.

                                      ATSF
                        TRPSC- 4 T. Rowe Price Small Cap

---------------------
This portfolio may be appropriate for the investor who, is
willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers, but must meet federal tax requirements.

[THIRD AVENUE LOGO]    Third Avenue Value
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------


The portfolio's sub-adviser, Third Avenue Management LLC (Third Avenue), seeks to achieve the portfolio's investment objective by investing at least 80% of the portfolio assets in:


 - Common stocks

 - Debt securities

 - High-yield/high-risk fixed-income securities

 - Foreign securities

The portfolio invests to a lesser extent, in trade claims. (Trade claims are interests in amounts owed to suppliers or services and are purchased from creditors of companies in financial difficulty.)


Third Avenue employs an opportunistic, bottom-up research process to identify value and to understand thoroughly each company and its securities before it makes an investment.



Third Avenue defines value as buying "what is safe and cheap," with the primary emphasis on safe. Attractive equity investments generally exhibit four essential characteristics:


 - Strong Finances -- the issuing company has a strong financial position, as evidenced by an absence of liabilities and a presence of high quality assets.

 - Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

 - Understandable Business -- comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

 - Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio's classification as "non-diversified" under the Investment Company Act of 1940 (1940 Act) means that the portfolio has the ability to take larger positions in a smaller number of issuers.

However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested an any one issuer.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTING AGGRESSIVELY


- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.


- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

DEBT SECURITIES

Debt securities are subject to credit risk and interest rate risk.

                                      ATSF
                           TAV- 1 Third Avenue Value

HIGH-YIELD/HIGH-RISK SECURITIES

- credit risk

- greater sensitivity to interest rate movements

- greater vulnerability to economic changes

- decline in market value in event of default

- less liquidity

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.
NON-DIVERSIFICATION

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------


The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service class shares were introduced May 1, 2003. The chart shows changes in the portfolio's performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.


TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1998                                                                             -6.84%
1999                                                                             15.72%
2000                                                                             35.47%
2001                                                                              6.17%
2002                                                                            -11.87%

The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:   22.81%  Quarter  03/31/00
Lowest:   (20.10)% Quarter  09/30/02



                         AVERAGE ANNUAL TOTAL RETURNS*


                  (For Calendar Year ended December 31, 2002)



                                                  SINCE
                                                INCEPTION
                                 1 YEAR     (JANUARY 2, 1998)
                                ---------   -----------------
Third Avenue Value                (11.87)%         6.45 %
S&P 500 Composite Stock Index     (22.09)%        (0.58)%



* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.


[MONEY ICON]

EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.


                                      ATSF
                           TAV- 2 Third Avenue Value

FEE TABLE



ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)



% of average daily net assets



                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.09%      0.09%
                                            ----------------
TOTAL                                       0.89%      1.14%
Expense reduction(b)                         N/A        N/A
                                            ----------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------



(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.



    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.



EXPENSE EXAMPLE



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 91     $284      $493      $1,096
Service Class                    $116     $362      $628      $1,386
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISERS: AEGON/Transamerica Fund Advisers, Inc.


SUB-ADVISER: Third Avenue Management LLC


ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80%


PORTFOLIO MANAGERS: MARTIN J. WHITMAN AND YANG T. LIE serve as co-portfolio managers. Mr. Whitman has served as portfolio manager since the portfolio's inception and is chairman and co-chief investment officer of Third Avenue Management LLC (Third Avenue). Prior to joining EQSF in 1996, Ms. Lie was an equity analyst for Prudential Securities. Ms. Lie has served as co-manager since September, 2001.


                                      ATSF
                           TAV- 3 Third Avenue Value

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.



                                                                 FOR THE YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------
                                                          2002       2001      2000      1999      1998*
                                                        --------   --------   -------   -------   -------
Net asset value, beginning of year                      $  14.52   $  13.71   $ 10.45   $  9.29   $ 10.00
                                                        --------   --------   -------   -------   -------
  Income from operations:
    Net investment income (loss)                            0.06       0.11      0.20      0.16      0.06
    Net realized and unrealized gain (loss) on
      investments                                          (1.78)      0.73      3.50      1.28     (0.74)
                                                        --------   --------   -------   -------   -------
      Net income (loss) from operations                    (1.72)      0.84      3.70      1.44     (0.68)
                                                        --------   --------   -------   -------   -------
  Distributions:
    Dividends from net investment income                   (0.07)     (0.01)    (0.12)    (0.28)    (0.03)
    Distributions from net realized gains on
      investments                                          (0.34)     (0.02)    (0.32)     0.00      0.00
                                                        --------   --------   -------   -------   -------
      Total distributions                                  (0.41)     (0.03)    (0.44)    (0.28)    (0.03)
                                                        --------   --------   -------   -------   -------
Net asset value, end of year                            $  12.39   $  14.52   $ 13.71   $ 10.45   $  9.29
                                                        ========   ========   =======   =======   =======
Total return                                              (11.87)%     6.17%    35.47%    15.72%    (6.84)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)            $251,993   $163,895   $92,742   $19,217   $18,206
    Ratio of total expenses to average net assets           0.89%      0.92%     0.92%     1.06%     1.13%
    Ratio of net expenses to average net assets             0.89%      0.92%     0.92%     1.00%     1.00%
    Ratio of net investment income (loss) to average
      net assets                                            0.47%      0.76%     1.56%     1.76%     0.63%
    Portfolio turnover rate                                 5.31%     18.13%    24.05%     9.56%     4.35%


* Portfolio commenced operations on January 2, 1998.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.


Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver and fees paid indirectly.


                                      ATSF
                           TAV- 4 Third Avenue Value

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and are willing to tolerate fluctuation in principle value caused by changes in interest rates.

[TRANSAMERICA LOGO]    Transamerica Convertible Securities
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve this objective by investing principally in:

 - Convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of net assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may lend the portfolio's securities to broker-dealers or other financial institutions to earn income for the portfolio.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio's principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INTEREST RATE CHANGES

Interest rate increases can cause the price of a debt security to decrease.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis,

                                      ATSF
                   TCS- 1 Transamerica Convertible Securities and thus may not depreciate to the same extent as the underlying stock.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------


Because the portfolio commenced operations in May 2002, no historical performance information is presented here. Performance information will be presented for the portfolio after it has been in operation for one complete calendar year. The portfolio offers two share classes, an Initial Class and a Service Class.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.


[MONEY ICON]

EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.



FEE TABLE



ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)



% of average daily net assets



                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.28%      0.28%
                                            ----------------
TOTAL                                       1.08%      1.33%
Expense reduction(b)                         N/A        N/A
                                            ----------------
NET OPERATING EXPENSES                      1.08%      1.33%
------------------------------------------------------------



(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.30%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.30%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.



    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.



EXPENSE EXAMPLE



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $110     $343      $595      $1,317
Service Class                    $135     $421      $729      $1,601
---------------------------------------------------------------------


                                      ATSF
                   TCS- 2 Transamerica Convertible Securities

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.80% of the first $500 million and 0.70% of assets over $500 million.


PORTFOLIO MANAGERS:



Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.



LEAD PORTFOLIO MANAGER: KIRK J. KIM, CFA. Mr. Kim is Vice President and Portfolio Manager at Transamerica Investment Management, LLC.


Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining Transamerica, he worked as a Securities analyst for Franklin Templeton Group. He joined Transamerica in 1997 and has seven years of investment experience. Mr. Kim holds a B.S. in finance from the University of Southern California.



PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.


[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.



                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $ 10.00
                                                                   -------
  Income from operations:
    Net investment income (loss)                                      0.17
    Net realized and unrealized gain (loss) on investments           (0.85)
                                                                   -------
      Net income (loss) from operations                              (0.68)
                                                                   -------
  Distributions:
    Dividends from net investment income                              0.00
    Distributions from net realized gains on investments              0.00
                                                                   -------
      Total distributions                                             0.00
                                                                   -------
Net asset value, end of year                                       $  9.32
                                                                   =======
Total return                                                         (6.80)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $82,148
    Ratio of total expenses to average net assets                     1.08%
    Ratio of net investment income (loss) to average net
     assets                                                           2.73%
    Portfolio turnover rate                                          72.16%



* Portfolio commenced operations on May 1, 2002.


NOTES TO FINANCIAL HIGHLIGHTS


Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expense and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.


                                      ATSF
                   TCS- 3 Transamerica Convertible Securities

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.

[TRANSAMERICA LOGO]    Transamerica Equity
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to maximize long-term growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities

TIM invests at least 80% of its assets in a diversified selection of domestic equity securities of growth companies of any size. TIM may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the portfolio's principal investment strategies). To the extent it invests in these securities, the portfolio may not be able to achieve its investment objective.

TIM uses a "bottom up" approach to investing and focuses on identifying fundamental change in its early stages and investing in premier companies. It believes in long term investing and does not attempt to time the market. The portfolio is constructed one company at a time. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies that it believes have the defining features of premier growth companies that are under-valued in the stock market. Premier companies have many or all of these features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]

PAST PERFORMANCE (1)

-----------------------------------------


The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.



(1) Information prior to May 1, 2002 is for the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.


                                      ATSF
                           TE- 1 Transamerica Equity

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1993                                                                              22.2%
1994                                                                              7.19%
1995                                                                             52.84%
1996                                                                             27.36%
1997                                                                              46.5%
1998                                                                             43.28%
1999                                                                             37.79%
2000                                                                             -9.69%
2001                                                                            -17.63%
2002                                                                            -22.24%

The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:   33.85%  Quarter  12/31/99
Lowest:   (18.38)% Quarter  09/30/01



                         AVERAGE ANNUAL TOTAL RETURNS*


                  (For Calendar Year ended December 31, 2002)



                            1 YEAR   5 YEARS   10 YEARS
                            ------   -------   --------
Transamerica Equity         (22.24)%   2.6 9%    15.80%
S&P 500 Composite Stock
  Index                     (22.09)%  (0.58)%     9.34%



* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.


[MONEY ICON]

EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.



FEE TABLE



ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)



% of average daily net assets



                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.07%      0.07%
                                            ----------------
TOTAL                                       0.82%      1.07%
Expense reduction(b)                         N/A        N/A
                                            ----------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------



(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.



    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.



EXPENSE EXAMPLE



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 84     $262      $455      $1,014
Service Class                    $109     $340      $590      $1,306
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.75%.

PORTFOLIO MANAGERS:


Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.



LEAD PORTFOLIO MANAGER SINCE 1984: JEFFREY S. VAN HARTE, CFA. Mr. Van Harte is Senior Vice President and Head of Equity Investments at Transamerica Investment Management, LLC. Mr. Van Harte is the Lead Portfolio Manager for the Transamerica Premier Equity Fund. He also manages sub-advised funds and institutional separate accounts in the large growth discipline. Prior to portfolio management responsibilities at


                                      ATSF
                           TE- 2 Transamerica Equity

Transamerica Investment Management, LLC, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services. He joined Transamerica in 1980. Mr. Van Harte received a B.A. in finance from California State University at Fullerton and is a Chartered Financial Analyst.



PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.


[QUESTIONMARK ICON]

SIMILAR SUB-ADVISER FUND PERFORMANCE

------------------------------------------------------------------


The portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an existing SEC-registered fund that is managed by the portfolio's sub-adviser (and portfolio manager) and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AND PORTFOLIO MANAGER AS THE PORTFOLIO, YOU SHOULD NOT ASSUME THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. The portfolio's future performance may be greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of the portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds or any other fund managed by ATFA.



The tables for the portfolio's respective Similar Sub-Adviser Fund include the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 2002.



These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than the portfolio. The average annual total returns for the Similar Sub-Adviser Funds are shown without the deductions of any applicable sales load as the fund included does not have a sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO.



THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AS "SIMILAR SUB-ADVISER FUNDS.")



(See the SAI for more information about the portfolio's performance.)



                                                                           AVERAGE ANNUAL TOTAL RETURN
                                                                              (WITHOUT SALES LOADS)
                                                                --------------------------------------------------
                                                    INCEPTION    TOTAL                              10 YEARS
    ATSF PORTFOLIO       SIMILAR SUB-ADVISER FUND     DATE      ASSETS    1 YEAR    5 YEARS   (OR SINCE INCEPTION)
    --------------       ------------------------   ---------   -------   -------   -------   --------------------
Transamerica Equity      Transamerica Premier       10/2/95     $111.2M    (24.43)%  (0.87)%          8.36%
                           Equity Fund(1)



(1) This fund does not have a sales load.


                                      ATSF
                           TE- 3 Transamerica Equity

[MONEY ICON]

FINANCIAL HIGHLIGHTS (1)

---------------------------------------------


This financial highlights table is intended to help you understand the portfolio's performance of the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.



                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------
                                                  2002        2001        2000        1999        1998
                                                --------    --------    --------    --------    --------
Net asset value, beginning of year              $  17.67    $  21.78    $  26.61    $  19.36    $  14.75
                                                --------    --------    --------    --------    --------
  Income from operations:
    Net investment income (loss)                   (0.04)      (0.07)      (0.14)      (0.09)      (0.01)
    Net realized and unrealized gain (loss) on
      investments                                  (3.89)      (3.77)      (2.23)       7.40        6.38
                                                --------    --------    --------    --------    --------
      Net income (loss) from operations            (3.93)      (3.84)      (2.37)       7.31        6.37
                                                --------    --------    --------    --------    --------
  Distributions:
    Dividends from net investment income            0.00        0.00        0.00        0.00        0.00
    Dividends from net realized gains on
      investments                                   0.00       (0.27)      (2.46)      (0.06)      (1.76)
                                                --------    --------    --------    --------    --------
      Total distributions                           0.00       (0.27)      (2.46)      (0.06)      (1.76)
                                                --------    --------    --------    --------    --------
Net asset value, end of year                    $  13.74    $  17.67    $  21.78    $  26.61    $  19.36
                                                ========    ========    ========    ========    ========
Total return                                      (22.24)%    (17.63)%     (9.69)%     37.79%      43.28%
Ratios and supplemental data:
    Net assets at end of year (in thousands)    $370,216    $244,735    $254,920    $238,655    $107,892
    Ratio of total expenses to average net
      assets                                        0.82%       0.91%       0.86%       0.90%       0.96%
    Ratio of net expenses to average net
      assets                                        0.82%       0.85%       0.85%       0.85%       0.85%
    Ratio of net investment income (loss) to
      average net assets                           (0.24)%     (0.39)%     (0.60)%     (0.49)%     (0.32)%
    Portfolio turnover rate                        22.98%      51.23%      37.76%      28.79%      34.41%



(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.



NOTES TO FINANCIAL HIGHLIGHTS



Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Ratio of net expenses to average net assets is net of the advisory fee waiver and fees paid indirectly.


                                      ATSF
                           TE- 4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.

[TRANSAMERICA LOGO]    Transamerica Growth Opportunities
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to maximize long-term growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to meet the portfolio's investment objective by investing primarily in:

 - equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small and medium-sized market capitalization whose market capitalization or annual revenues are no more than $5 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

 - strong potential for steady growth

 - high barriers to competition

It is the opinion of TIM that companies with smaller and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

TIM may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the portfolio's principal investment strategies). To the extent it is invested in these securities, the portfolio may not be able to achieve its investment objective.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

This portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small and medium sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets,or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

                                      ATSF
                    TGO- 1 Transamerica Growth Opportunities

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]

PAST PERFORMANCE (1)

-----------------------------------------


The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.



Service Class shares have a higher expense (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.



TOTAL RETURN


(per calendar year)


                              [PERFORMANCE GRAPH]


The highest and lowest quarterly returns for the period reflected in the bar chart are:



Highest:    8.14%  Quarter   3/31/02
Lowest:   (16.80)% Quarter   9/30/02



                         AVERAGE ANNUAL TOTAL RETURNS*


                  (For Calendar Year ended December 31, 2002)



                                         SINCE INCEPTION
                                1 YEAR    (MAY 1, 2001)
                                ------   ---------------
Transamerica Growth
  Opportunities                 (14.31)%      (2.56)%
Russell 2000                    (20.48)%     (11.96)%
Russell 2500 Growth             (29.09)%     (20.27)%



* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.


[MONEY ICON]

EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.



FEE TABLE



ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)



% of average daily net assets



                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.27%      0.27%
                                             ---------------
TOTAL                                       1.12%      1.37%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      1.12%      1.37%
------------------------------------------------------------



(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc.


                                      ATSF
                    TGO- 2 Transamerica Growth Opportunities

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.20%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.



    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.



EXPENSE EXAMPLE



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $114     $356      $617      $1,363
Service Class                    $139     $434      $750      $1,646
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

INVESTMENT ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85%

PORTFOLIO MANAGERS:


Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.



LEAD PORTFOLIO CO-MANAGER: CHRISTOPHER J. BONAVICO, CFA. Mr. Bonavico is Vice President and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Bonavico is the Co-Manager of the Transamerica Premier Focus Fund and the Transamerica Premier Growth Opportunities Fund. He also manages sub-advised funds and institutional separate accounts in the aggressive growth and small/mid growth discipline. Prior to joining Transamerica, Mr. Bonavico worked as a research analyst for Salomon Brothers. He joined Transamerica in 1993 and has 14 years of investment experience. Mr. Bonavico received a B.S. in economics from the University of Delaware and is a Chartered Financial Analyst.



LEAD PORTFOLIO CO-MANAGER SINCE 2001: KENNETH F. BROAD, CFA. Mr. Broad is Vice President and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Broad is the Co-Manager of the Transamerica Premier Growth Opportunities Fund and the Transamerica Premier Focus Fund. He also manages sub-advised funds and institutional separate accounts in the small/mid growth discipline. Prior to joining Transamerica, Mr. Broad was Vice President and Portfolio Manager with Franklin Templeton Group. He joined Transamerica in 2000 and has eight years of investment experience. Mr. Broad holds an M.B.A. from the University of California at Los Angeles and received his B.S. in economics from Colgate University. He is a Chartered Financial Analyst.


[QUESTIONMARK ICON]
SIMILAR SUB-ADVISER FUND PERFORMANCE
------------------------------------------------------------------

The portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an existing SEC-registered fund that is managed by the portfolio's sub-adviser (and portfolio manager) and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AND PORTFOLIO MANAGER AS THE PORTFOLIO, YOU SHOULD NOT ASSUME THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. The portfolio's future performance may be

                                      ATSF
                    TGO- 3 Transamerica Growth Opportunities greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of the portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds or any other fund managed by ATFA.


The tables for the portfolio's respective Similar Sub-Adviser Fund include the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 2002.


These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than the portfolio. The average annual total returns for the Similar Sub-Adviser Funds are shown without the deductions of any applicable sales load as the fund included does not have a sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO.

THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AS "SIMILAR SUB-ADVISER FUNDS.")

(See the SAI for more information about the portfolio's performance.)


                                                                           AVERAGE ANNUAL TOTAL RETURN
                                                                              (WITHOUT SALES LOADS)
                                                                --------------------------------------------------
                                                    INCEPTION    TOTAL                              10 YEARS
    ATSF PORTFOLIO       SIMILAR SUB-ADVISER FUND     DATE      ASSETS    1 YEAR    5 YEARS   (OR SINCE INCEPTION)
    --------------       ------------------------   ---------   -------   -------   -------   --------------------
Transamerica Growth      Transamerica Premier       6/30/97     $  84.5M   (18.50)%  10.45%          13.97%
  Opportunities            Growth Opportunities
                           Fund(1)


(1) This fund does not have a sales load.

                                      ATSF
                    TGO- 4 Transamerica Growth Opportunities

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.



                                                                 FOR THE YEAR
                                                              ENDED DECEMBER 31,
                                                              -------------------
                                                               2002        2001*
                                                              -------     -------
Net asset value, beginning of year                            $ 11.18     $10.00
                                                              -------     ------
  Income from operations:
    Net investment income (loss)                                (0.05)     (0.01)
    Net realized and unrealized gain (loss) on investments      (1.55)      1.19
                                                              -------     ------
      Net income (loss) from operations                         (1.60)      1.18
                                                              -------     ------
  Distributions:
    Dividends from net investment income                         0.00       0.00
    Dividends from net realized gains on investments             0.00       0.00
                                                              -------     ------
      Total distributions                                        0.00       0.00
                                                              -------     ------
Net asset value, end of year                                  $  9.58     $11.18
                                                              =======     ======
Total return                                                   (14.31)%    11.80%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                  $95,613     $5,581
    Ratio of total expenses to average net assets                1.12%      5.89%
    Ratio of net expenses to average net assets                  1.12%      1.20%
    Ratio of net investment income (loss) to average net
     assets                                                     (0.49)%    (0.47)%
    Portfolio turnover rate                                     13.50%      3.96%


(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc.


 *  Portfolio commenced operations on May 2, 2001.



NOTES TO FINANCIAL HIGHLIGHTS



Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.



Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is net of the advisory fee waiver.


                                      ATSF
                    TGO- 5 Transamerica Growth Opportunities

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.


[TRANSAMERICA LOGO]  Transamerica Money Market

[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - short-term corporate obligations, including commercial paper, notes and bonds

 - obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

 - investing in securities which present minimal credit risk; and

 - maintaining the average maturity of obligations held in the fund's portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by to U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the fund must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the fund are determined by the fund manager to present minimal credit risks.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT RISK

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to currency fluctuations, changing political and economic climates and potentially less liquidity.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.
                                      ATSF
                        TMM- 1 Transamerica Money Market

[GRAPH ICON]
PAST PERFORMANCE*
------------------------------------------


The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.



TOTAL RETURN(1)

(per calendar year)
[PERFORMANCE GRAPH]

1993                                                                             2.45%
1994                                                                             3.44%
1995                                                                             5.40%
1996                                                                             5.03%
1997                                                                             5.24%
1998                                                                             5.26%
1999                                                                             4.63%
2000                                                                             6.15%
2001                                                                             4.01%
2002                                                                             1.44%


Highest:  1.62%  Quarter  06/30/00
Lowest:   0.31%  Quarter  12/31/02


                                  7 DAY YIELD

                           (As of December 31, 2002)


                                     1.14%


(1) This portfolio had a different subadviser prior to May 1, 2002.



                         AVERAGE ANNUAL TOTAL RETURNS*


                       (For Calendar Year ended 12/31/02)



                              1 YEAR    5 YEARS    10 YEARS
                             --------   --------   ---------
Transamerica Money Market      1.44%      4.28%      4.30%



* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.


[MONEY ICON]

EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.



FEE TABLE



ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)



% of average daily net assets



                                              CLASS OF SHARES
                                             INITIAL    SERVICE
---------------------------------------------------------------
Management fees                                0.35%      0.35%
Rule 12b-1 fees                                 N/A       0.25%
Other expenses                                 0.06%      0.06%
                                               ----------------
TOTAL                                          0.41%      0.66%
Expense reduction(b)                            N/A        N/A
                                               ----------------
NET OPERATING EXPENSES                         0.41%      0.66%
---------------------------------------------------------------



(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/03 for expenses that exceed 0.70%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.70%. Subsequent to 5/01/03, operating expense limitation will be reduced to 0.57%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.



    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.



EXPENSE EXAMPLE



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $42      $132      $230       $518
Service Class                    $67      $211      $368       $822
---------------------------------------------------------------------


                                      ATSF
                        TMM- 2 Transamerica Money Market

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.35%.


PORTFOLIO MANAGERS:



Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.



LEAD PORTFOLIO MANAGER: EDWARD S. HAN. Mr. Han is Vice President and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Han is the Lead Portfolio Manager of the Transamerica Premier Cash Reserve Fund and the Transamerica Premier High Yield Bond Fund. He also manages sub-advised funds and institutional separate accounts in the fixed income discipline. He joined Transamerica in 1998 and has eight years of investment experience. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine.



PORTFOLIO MANAGER: ANDREW T. KIM, CFA. Mr. Kim is Fixed Income Research Analyst at Transamerica Investment Management, LLC. He joined Transamerica in 2001 and has five years of investment experience. Mr. Kim received a B.A. in finance from the University of Southern California and is a Chartered Financial Analyst.


[MONEY ICON]
FINANCIAL HIGHLIGHTS (1)
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the able represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.



                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------
                                                  2002        2001        2000        1999        1998
                                                --------    --------    --------    --------    --------
Net asset value, beginning of year              $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                --------    --------    --------    --------    --------
  Income from operations:
    Net investment income (loss)                    0.01        0.04        0.06        0.05        0.05
                                                --------    --------    --------    --------    --------
      Net income (loss) from operations             0.01        0.04        0.06        0.05        0.05
                                                --------    --------    --------    --------    --------
  Distributions:
    Dividends from net investment income           (0.01)      (0.04)      (0.06)      (0.05)      (0.05)
                                                --------    --------    --------    --------    --------
      Total distributions                          (0.01)      (0.04)      (0.06)      (0.05)      (0.05)
                                                --------    --------    --------    --------    --------
Net asset value, end of year                    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                ========    ========    ========    ========    ========
Total return                                        1.44%       4.01%       6.15%       4.63%       5.26%
Ratios and supplemental data:
    Net assets at end of year (in thousands)    $584,061    $467,311    $319,945    $429,811    $169,731
    Ratio of expenses to average net assets         0.41%       0.44%       0.44%       0.44%       0.46%
    Ratio of net investment income (loss) to
      average net assets                            1.42%       3.70%       5.97%       4.81%       5.24%


(1) Prior to May 1, 2002, this portfolio was sub-advised by J.P. Morgan.

NOTES TO FINANCIAL HIGHLIGHTS


Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.


                                      ATSF
                        TMM- 3 Transamerica Money Market

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment

 - Long-term total return from dividend and capital growth of primarily U.S. government securities

[TRANSAMERICA LOGO] Transamerica U.S. Government Securities
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), invests, under normal circumstances, at least 80% of its net assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations

 - obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities

 - mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

 - collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:

 - investment grade corporate bonds

 - short-term corporate debt securities

 - non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

 - high yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)

 - high quality money-market securities

 - debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the Portfolio's total assets)

 - zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions in an attempt to hedge the portfolio's investments against adverse changes in interest rates. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

                                      ATSF
                TUSGS- 1 Transamerica U.S. Government Securities

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

MORTGAGE-BACKED SECURITIES

Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the portfolio to a lower rate of return when it reinvests the principal. Further, the portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the portfolio to lose a portion of its principal investment represented by the premium the portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the portfolio's shares to fluctuate more.

CREDIT RISK

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities. In the event of a failure of these securities to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

HIGH-YIELD DEBT SECURITY RISK

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than The portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                TUSGS- 2 Transamerica U.S. Government Securities

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------


The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.


TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1995                                                                             15.64%
1996                                                                              1.81%
1997                                                                              9.15%
1998                                                                              7.38%
1999                                                                             -0.87%
2000                                                                             10.16%
2001                                                                              5.10%
2002                                                                              5.81%

The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest :    5.52%   Quarter   06/30/95
Lowest:    (2.63)%   Quarter   03/31/96



                         AVERAGE ANNUAL TOTAL RETURNS*


                  (For Calendar Year ended December 31, 2002)



                                                   SINCE
                                                 INCEPTION
                                                 (MAY 13,
                              1 YEAR   5 YEARS     1994)
                              ------   -------   ---------
Transamerica U.S. Government
  Securities                   5.81%    5.45%      6.11%
Lehman Brothers Aggregate
  Bond Index                  10.25%    7.55%      8.01%



* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.


[MONEY ICON]

EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.



FEE TABLE



ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)



% of average daily net assets



                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.65%      0.65%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                            ----------------
TOTAL                                       0.71%      0.96%
Expense reduction(b)                         N/A        N/A
                                            ----------------
NET OPERATING EXPENSES                      0.71%      0.96%
------------------------------------------------------------



(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 0.73%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous


(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. Transamerica has been the portfolio's sub-adviser since May 1, 2002. Prior to that date, a different firm managed the portfolio and the performance prior to May 1, 2002 is attributable to that firm.

                                      ATSF
                TUSGS- 3 Transamerica U.S. Government Securities

   36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.73%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.


EXPENSE EXAMPLE



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $73      $227      $395      $  883
Service Class                    $98      $306      $531      $1,178
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.65%

PORTFOLIO MANAGERS:


Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.



LEAD PORTFOLIO MANAGER: HEIDI Y. HU, CFA. Ms. Hu is Senior Vice President and Head of Fixed Income Investments at Transamerica Investment Management, LLC. Ms. Hu is Lead Portfolio Manager of the Transamerica Premier Bond Fund and Co-Manager of the Transamerica Premier Balanced Fund. She also manages sub-advised funds and institutional separate accounts in the fixed income disciplines. Prior to joining Transamerica in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College. Ms. Hu has 15 years of investment experience and is a Chartered Financial Analyst.



PORTFOLIO MANAGER: PETER O. LOPEZ. Mr. Lopez is Vice President and Director of Research, Fixed Income at Transamerica Investment Management, LLC. He also manages institutional separate accounts in the fixed income discipline. Prior to joining Transamerica Investment Management, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Equities Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from The University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 10 years of experience in fixed income analysis and is a CFA Level III candidate.


                                      ATSF
                TUSGS- 4 Transamerica U.S. Government Securities

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.



                                                                YEAR ENDED DECEMBER 31,
                                               ---------------------------------------------------------
                                                 2002         2001        2000        1999        1998
                                               --------     --------     -------     -------     -------
Net asset value, beginning of year             $  11.89     $  11.88     $ 11.53     $ 12.32     $ 11.87
                                               --------     --------     -------     -------     -------
Income from operations:
  Net investment income (loss)                     0.42         0.36        0.74        0.62        0.40
  Net realized and unrealized gain (loss) on
    investments                                    0.26         0.23        0.36       (0.73)       0.46
                                               --------     --------     -------     -------     -------
    Net income (loss) from operations              0.68         0.59        1.10       (0.11)       0.86
                                               --------     --------     -------     -------     -------
Distributions:
  Dividends from net investment income            (0.25)       (0.58)      (0.75)      (0.46)      (0.41)
  Distributions from net realized gains on
    investments                                    0.00         0.00        0.00       (0.22)       0.00
                                               --------     --------     -------     -------     -------
    Total distributions                           (0.25)       (0.58)      (0.75)      (0.68)      (0.41)
                                               --------     --------     -------     -------     -------
Net asset value, end of year                   $  12.32     $  11.89     $ 11.88     $ 11.53     $ 12.32
                                               ========     ========     =======     =======     =======
Total return                                       5.81%        5.10%      10.16%      (0.87)%      7.38%
Ratios and supplemental data:
  Net assets at end of year (in thousands)     $284,569     $120,875     $75,182     $83,777     $82,889
  Ratio of total expenses to average net
    assets                                         0.71%        0.79%       0.76%       0.77%       0.73%
  Ratio of net expenses to average net assets      0.71%        0.75%       0.74%       0.73%       0.72%
  Ratio of net investment income (loss) to
    average net assets                             3.50%        4.64%       5.38%       5.52%       5.21%
  Portfolio turnover rate                        378.95%         760%      1,109%        596%        615%



(1) Effective May 1, 2002, this portfolio was named Transamerica U.S. Government Securities and Transamerica Investment Management, LLC became sub-adviser.



NOTES TO FINANCIAL HIGHLIGHTS



Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.


                                      ATSF
                TUSGS- 5 Transamerica U.S. Government Securities

---------------------
This portfolio may be appropriate for the investor who wants a combination of capital growth and income, and who is comfortable with the risks associated with an actively traded portfolio which shifts assets between equity and debt.

[TRANSAMERICA LOGO]   Transamerica Value Balanced

[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks preservation of capital and competitive investment returns.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC,
(TIM) seeks to achieve the portfolio's investment objective by investing principally in:

 - Income-producing common and preferred stocks

 - Debt obligations of U.S. issuers, some of which will be convertible into common stocks

 - U.S. Treasury bonds, notes and bills

 - Money market funds

 - Covered call options and put options

In selecting stocks, TIM focuses on quality, liquid, large capitalization stocks, using a "bottom-up" screening process to identify stocks that are statistically undervalued. TIM's ultimate goal is to choose stocks whose price has been driven down by a market that has "over-reacted" to perceived risks. With this approach, the portfolio seeks to achieve a dividend income yield higher than that of the Russell 1000 Index (Russell 1000), a widely recognized unmanaged index of market performance. The Russell 1000 measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 89% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $9.9 billion; the medium market capitalization was approximately $3.7 billion.

TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds.

The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio's principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. The risks include:

 - changes in interest rates

 - length of time to maturity

 - issuers defaulting on their obligations to pay interest or return principal

 - statistical models

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Rights include:

 - inaccurate market predictions which may result in losses instead of gains

 - prices may not match so the benefits of the transaction might be diminished and the fund may incur substantial losses

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                       TVB- 1 Transamerica Value Balanced

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------


The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The
Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance.



TOTAL RETURN

(per calendar year)
[PERFORMANCE GRAPH]

1995                                                                             20.09%
1996                                                                             14.42%
1997                                                                             16.59%
1998                                                                              8.33%
1999                                                                             -5.64%
2000                                                                             17.55%
2001                                                                              2.16%
2002                                                                            -13.82%

The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:   11.04%  Quarter  12/31/02
Lowest:   (12.82)% Quarter  09/30/02



                         AVERAGE ANNUAL TOTAL RETURNS*


                  (For Calendar Year ended December 31, 2002)



                                             SINCE INCEPTION
                       1 YEAR     5 YEARS   (JANUARY 3, 1995)
                       -------    -------   -----------------
Transamerica Value
  Balanced             (13.82)%     1.13%           6.83%
Russell 1000 Value
  Index                (15.52)%     1.16%          11.62%
Lehman Brothers
  Intermediate U.S.
  Government/Credit
  Index                  9.84 %     7.49%           8.04%



* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.


[MONEY ICON]

EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.



FEE TABLE



ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)



% of average daily net assets



                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.08%      0.08%
                                            ----------------
TOTAL                                       0.83%      1.08%
Expense reduction(b)                         N/A        N/A
                                            ----------------
NET OPERATING EXPENSES                      0.83%      1.08%
------------------------------------------------------------



(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.



    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.


                                      ATSF
                       TVB- 2 Transamerica Value Balanced

EXPENSE EXAMPLE



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 85     $265      $460      $1,025
Service Class                    $110     $343      $595      $1,317
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.75%.


PORTFOLIO MANAGERS:



Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.



LEAD EQUITY PORTFOLIO MANAGER: JOHN C. RIAZZI, CFA. Mr. Riazzi is Chief Executive Officer and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Riazzi manages sub-advised funds and separate accounts in the value discipline. Prior to joining Transamerica in 2001, he was President and Chief Investment Officer for Dean Investment Associates, and while at Dean, served as Portfolio Manager of Dean Asset Allocation since inception. Mr. Riazzi holds a B.A. in economics from Kenyon College and is a Chartered Financial Analyst. He has 17 years of investment experience.



LEAD FIXED INCOME PORTFOLIO MANAGER: HEIDI Y. HU, CFA. Ms. Hu is Senior Vice President and Head of Fixed Income Investments at Transamerica Investment Management, LLC. Ms. Hu is Lead Portfolio Manager of the Transamerica Premier Bond Fund and Co-Manager of the Transamerica Premier Balanced Fund. She also manages sub-advised funds and institutional separate accounts in the fixed income disciplines. Prior to joining Transamerica in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College. Ms. Hu has 15 years of investment experience and is a Chartered Financial Analyst.



PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.


                                      ATSF
                       TVB- 3 Transamerica Value Balanced

[MONEY ICON]
FINANCIAL HIGHLIGHTS (1)
---------------------------------------------


This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.



                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------
                                                  2002        2001        2000        1999        1998
                                                --------    --------    --------    --------    --------
Net asset value, beginning of year              $  13.29    $  13.19    $  12.13    $  13.35    $  13.61
                                                --------    --------    --------    --------    --------
  Income from operations:
    Net investment income (loss)                    0.33        0.36        0.43        0.39        0.41
    Net realized and unrealized gain (loss) on
      investments                                  (2.20)      (0.07)       1.68       (1.14)       0.71
                                                --------    --------    --------    --------    --------
      Net income (loss) from operations            (1.87)       0.29        2.11       (0.75)       1.12
                                                --------    --------    --------    --------    --------
  Distributions:
    Dividends from net investment income           (0.28)      (0.19)      (0.55)      (0.41)      (0.39)
    Distributions from net realized gains on
      investments                                  (0.48)       0.00       (0.50)      (0.06)      (0.99)
                                                --------    --------    --------    --------    --------
      Total distributions                          (0.76)      (0.19)      (1.05)      (0.47)      (1.38)
                                                --------    --------    --------    --------    --------
Net asset value, end of year                    $  10.66    $  13.29    $  13.19    $  12.13    $  13.35
                                                ========    ========    ========    ========    ========
Total return                                      (13.82)%      2.16%      17.55%      (5.64)%      8.33%
Ratios and supplemental data:
    Net assets at end of year (in thousands)    $247,459    $235,355    $215,675    $261,707    $365,738
    Ratio of expenses to average net assets         0.83%       0.89%       0.87%       0.87%       0.86%
    Ratio of net investment income (loss) to
      average net assets                            2.84%       2.70%       3.42%       2.99%       2.93%
    Portfolio turnover rate                       123.25%      53.75%      19.57%      88.78%      76.62%


(1) Prior to August 24, 2001, this portfolio was sub-advised by Dean Investment Associates.

NOTES TO FINANCIAL HIGHLIGHTS


Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.


                                      ATSF
                       TVB- 4 Transamerica Value Balanced

---------------------
This portfolio may be appropriate for the investor who seeks to diversify his or her domestic stock portfolio by adding foreign investments and are comfortable with the risks accompanying these investments (long-term growth of capital).
---------------------
When a manager uses a "top-down" approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain countries, sectors or industries within the overall market.


(VAN KAMPEN LOGO) Van Kampen Active International Allocation

[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to provide long-term capital appreciation. The portfolio invests primarily in accordance with country and sector weightings determined by its sub-adviser, in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices.

[CHESS PIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------


The portfolio's sub-adviser, Morgan Stanley Investment Management Inc. (Van Kampen) seeks to maintain a diversified portfolio of international equity securities based on a top-down approach that emphasizes country and sector selection and weighting rather than individual stock selection. Van Kampen seeks to capitalize on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) fundamental change; and (iii) market momentum/technicals.



Van Kampen focuses mainly on the industrialized countries comprising the Morgan Stanley Capital International Europe, Australasia, & Far East Index (the "MSCI EAFE Index"). EAFE countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore.


Van Kampen views each country and sector as a unique investment opportunity and evaluates prospects for value, growth, inflation, interest rates, corporate earnings, liquidity and risk characteristics, investor sentiment and economic and currency outlook. Van Kampen -- on an ongoing basis -- establishes the proportion or weighting for each country and sector (e.g., overweight, underweight or neutral) relative to the MSCI EAFE Index for investment by the portfolio. The sub-adviser invests the portfolio's assets within each country and/or sector based on its assigned weighting. The portfolio may invest in emerging market countries and, with regard to such investments, may make global and regional allocations to emerging markets, as well as allocations to specific emerging market countries. Van Kampen generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.



Van Kampen may utilize futures, forwards, options, swaps and other derivative instruments to manage the risks of the Portfolio and for other purposes, such as gaining exposure to currencies underlying various securities or financial instruments held in the portfolio.


[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK


The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for a country, sector or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights certain international equity markets or industries where there are significant returns, and could lose value if the sub-adviser overweights certain international equity markets or industries where there are significant declines.


Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

                                      ATSF
              VKAIA- 1 Van Kampen Active International Allocation

DERIVATIVES



Derivatives may be used to hedge against an opposite position that a portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.



Derivatives may also be used to maintain a portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a portfolio that invests in foreign securities.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (a)
-----------------------------------------


The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.



TOTAL RETURN


(per calendar year)
[PERFORMANCE GRAPH]

1993                                                                             18.48%
1994                                                                             -5.67%
1995                                                                             10.37%
1996                                                                             15.23%
1997                                                                              2.54%
1998                                                                             15.44%
1999                                                                             32.35%
2000                                                                            -18.26%
2001                                                                            -22.96%
2002                                                                            -16.97%

The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:   23.26%  Quarter  12/31/99
Lowest:   (17.80)% Quarter  09/30/02



                         AVERAGE ANNUAL TOTAL RETURNS*


                  (For Calendar Year ended December 31, 2002)



                            1 YEAR   5 YEARS    10 YEARS
                            ------   --------   ---------
Van Kampen Active
  International Allocation  (16.97)%  (4.39)%      1.54%
Morgan Stanley Capital
  International -- Europe,
  Austrialasia & Far East
  Index (MSCI EAFE Index)   (15.66)%  (2.62)%     (4.30)%



* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.


(a) This historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, T. Rowe Price International Stock Portfolio of Endeavor Series Trust. Van Kampen has been the portfolio's sub-adviser since May 1, 2002. Prior to that date, a different firm managed the portfolio and the performance prior to May 1, 2002 is attributable to that firm.

                                      ATSF
              VKAIA- 2 Van Kampen Active International Allocation

[MONEY ICON]

EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.



FEE TABLE



ANNUAL PORTFOLIO OPERATING EXPENSES(A) )(expenses that are deducted from portfolio assets)



% of average daily net assets



                                    CLASS OF SHARES
                                   INITIAL    SERVICE
-----------------------------------------------------
Management fees                      0.90%      0.90%
Rule 12b-1 fees                       N/A       0.25%
Other expenses                       0.27%      0.27%
                                     ----------------
TOTAL                                1.17%      1.42%
Expense reduction(b)                 0.18%      0.18%
                                     ----------------
NET OPERATING EXPENSES               0.99%      1.24%
-----------------------------------------------------



(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 0.99%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.99%. Current or future fund operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.


    Brokerage commissions used to offset the fund's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the fund. Such brokerage commissions will be used solely to offset fund expenses after giving full effect to ATFA's contractual arrangement.


EXPENSE EXAMPLE



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $101     $354      $626      $1,404
Service Class                    $126     $432      $759      $1,686
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.


SUB-ADVISER: Morgan Stanley Investment Management Inc., an affiliate of Van Kampen Asset Management Inc., does business in certain instances (including in its role as sub-adviser to the portfolio) under the name "Van Kampen".


ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.90%


PORTFOLIO MANAGER: This portfolio is managed by Van Kampen's Active International Allocation team. Ann D. Thivierge, Managing Director, is a current member of the team.


                                      ATSF
              VKAIA- 3 Van Kampen Active International Allocation

[MONEY ICON]

FINANCIAL HIGHLIGHTS (1)

--------------------------------


The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.



                                                              YEAR ENDED DECEMBER 31,
                                            ------------------------------------------------------------
                                              2002         2001         2000         1999         1998
                                            --------     --------     --------     --------     --------
Net asset value, beginning of year          $   9.16     $  15.18     $  20.88     $  16.19     $  14.21
                                            --------     --------     --------     --------     --------
Income from operations:
  Net investment income (loss)                  0.08         0.03         0.03         0.10         0.12
  Net realized and unrealized gain (loss)
    on investments                             (1.63)       (3.09)       (3.68)        5.02         2.08
                                            --------     --------     --------     --------     --------
    Net income (loss) from operations          (1.55)       (3.06)       (3.65)        5.12         2.20
                                            --------     --------     --------     --------     --------
Distributions:
  Dividends from net investment income         (0.02)        0.00        (0.03)       (0.26)       (0.11)
  Distributions from net realized gains on
    investments                                 0.00        (2.96)       (2.02)       (0.17)       (0.11)
                                            --------     --------     --------     --------     --------
    Total distributions                        (0.02)       (2.96)       (2.05)       (0.43)       (0.22)
                                            --------     --------     --------     --------     --------
Net asset value, end of year                $   7.59     $   9.16     $  15.18     $  20.88     $  16.19
                                            ========     ========     ========     ========     ========
Total return                                  (16.97)%     (22.96)%     (18.26)%      32.35%       15.44%
Ratios and supplemental data:
  Net assets at end of year (in thousands)  $101,056     $123,986     $186,664     $228,655     $184,856
  Ratio of total expenses to average net
    assets                                      1.17%        1.09%        1.07%        1.00%        1.10%
  Ratio of net expenses to average net
    assets                                      1.17%        1.01%        0.98%        0.91%        0.98%
  Ratio of net investment income (loss) to
    average net assets                          1.01%        0.26%        0.15%        0.73%        0.76%
  Portfolio turnover rate                     118.46%          39%          63%          30%          21%



(1) Effective May 1, 2002, Van Kampen became the portfolio's investment adviser.



NOTES TO FINANCIAL HIGHLIGHTS



Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.


                                      ATSF
              VKAIA- 4 Van Kampen Active International Allocation

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital with reduced market volatility through asset allocation
---------------------
Term to maturity is
the time until a fixed income security provides its final payment.

(VAN KAMPEN LOGO) Van Kampen Asset Allocation
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to provide high total return.
[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio is made up of three asset classes: equity, fixed-income and money market securities.


EQUITY -- The portfolio's sub-adviser, Van Kampen. Morgan Stanley Investment Management, Inc. (Van Kampen) seeks to maximize long-term capital appreciation by investing primarily in equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets. The portfolio invests primarily in companies with market capitalizations of $1 billion or more, Van Kampen emphasizes sector and individual security selection and may focus the portfolio's holdings within the limits permissible for a diversified fund. Van Kampen may utilize a combination of exchange traded funds, tracking "baskets," derivative instruments and active selection strategies in the implementation of the equity portion of the portfolio.


Van Kampen follows a flexible investment program in looking for companies with above-average capital appreciation potential. Van Kampen seeks to identify companies with consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. Van Kampen continually and rigorously studies company developments, including business strategy, management focus and financial results, to identify companies with earnings growth and business momentum.

Valuation is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations. Van Kampen generally considers selling a portfolio holding when it determines the holding no longer satisfies its investment criteria.

FIXED INCOME -- The following instruments make up the fixed income portion of the portfolio:

 - U.S. government securities

 - collateralized mortgage obligations ("CMOs") that are issued or guaranteed by the U.S. government, its agencies or government-sponsored entities or that are collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or entity

 - CMOs that are not guaranteed by the U.S. government, its agencies or government-sponsored entities

 - investment grade corporate and mortgage-backed bonds

 - short-term bonds and notes with remaining maturities of thirteen months or less.

 - mortgage-backed securities, including GNMA certificates, and mortgage-backed bonds

 - zero-coupon bonds

 - high-yield securities

Over 50% of the fixed income portion of the portfolio may be invested in mortgage securities. The portfolio may also use derivatives, such as interest rate futures and options.

The dollar-weighted average maturity of such investments will generally range from three to ten years and the securities will, at time of purchase, have ratings within the four highest rating categories established by a nationally recognized rating agency, or if not rated, be of comparable quality as determined by Van Kampen. Although there is no minimum or maximum maturity for any individual security in the fixed income portion of the portfolio, the portfolio's Van Kampen actively manages the interest rate risk of this portion within a range relative to the benchmark.

Van Kampen relies upon value measures to guide its decisions regarding sector and security selection for the fixed income portion of the portfolio, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. Van Kampen also measures various types of risk, focusing on the level of real interest rates, the shape of the yield curve, credit risk and prepayment risk. Van Kampen may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

CASH -- This portion of the portfolio is invested in high quality money market securities, including U.S. government securities.

                                      ATSF
                      VKAA- 1 Van Kampen Asset Allocation

Van Kampen determines the appropriate weighting of each asset class and adjusts it periodically. On average, the portfolio will have 65% of its assets in equities and 35% of its assets in fixed income and cash securities. However, depending on Van Kampen's assessment of market opportunities, these ratios may vary. In making adjustments to the asset allocation, Van Kampen uses its asset allocation strategy and integrates its view of the expected returns for each asset class and sector, and factors in the stock, bond and money markets, interest rate and corporate earnings growth trends, and economic conditions.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its investment adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the sub-adviser overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

MORTGAGE RISK

Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including collateralized mortgage obligations and other mortgage-related securities that the portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the portfolio to a lower rate of return when it reinvests the principal. Further, the portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the portfolio to lose a portion of its principal investment represented by the premium the portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the portfolio's shares to fluctuate more.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the

                                      ATSF
                      VKAA- 2 Van Kampen Asset Allocation
portfolio. Such third party may be unwilling or unable to honor its financial obligations.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]

PAST PERFORMANCE (1)

-----------------------------------------


The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.


TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1993                                                                             16.79%
1994                                                                             -5.28%
1995                                                                             22.91%
1996                                                                             17.82%
1997                                                                             20.14%
1998                                                                             18.39%
1999                                                                             26.39%
2000                                                                             -5.93%
2001                                                                             -7.06%
2002                                                                            -16.38%

The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:   15.66%  Quarter  12/31/99
Lowest:   (12.44)% Quarter  09/30/02



                         AVERAGE ANNUAL TOTAL RETURNS*

                  (For Calendar Year ended December 31, 2001)


                            1 YEAR    5 YEARS   10 YEARS
                            -------   -------   --------
Van Kampen Asset
  Allocation                (16.38)%    1.81 %      7.73%
S&P 500 Composite Stock
  Index                     (22.09)%   (0.58)%      9.34%
Lehman Brothers
  Intermediate U.S.
  Government/Credit Index     9.84 %    7.49 %      7.08%



* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.


(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor Asset Allocation Portfolio of Endeavor Series Trust. Van Kampen has been the portfolio's investment adviser since May 1, 1998. Prior to that date, a different firm managed the portfolio and performance prior to May 1, 1998 is attributable to that firm.

                                      ATSF
                      VKAA- 3 Van Kampen Asset Allocation

[MONEY ICON]

EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.



FEE TABLE



ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)



% of average daily net assets



                               CLASS OF SHARES
                              INITIAL    SERVICE
------------------------------------------------
Management fees                 0.75%      0.75%
Rule 12b-1 fees                  N/A       0.25%
Other expenses                  0.09%      0.09%
                                ----------------
TOTAL                           0.84%      1.09%
Expense reduction(b)             N/A        N/A
                                ----------------
NET OPERATING EXPENSES          0.84%      1.09%
------------------------------------------------



(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 0.84%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.84%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.



    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.



EXPENSE EXAMPLE



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 86     $268      $466      $1,037
Service Class                    $111     $347      $601      $1,329
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.


SUB-ADVISER: Morgan Stanley Investment Management Inc., an affiliate of Van Kampen Asset Management Inc, does business in certain instances (including in its role as Sub-adviser to the portfolio) under the name "Van Kampen."


ADVISORY FEE: As a percentage of the portfolio's average daily net asset 0.75%

PORTFOLIO MANAGER:


The portfolio is managed by Van Kampen's Asset Allocation team. Current members of the team include Francine J. Bovich, Managing Director, and Que Nguyen, Executive Director.


                                      ATSF
                      VKAA- 4 Van Kampen Asset Allocation

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.



                                                              YEAR ENDED DECEMBER 31,
                                            ------------------------------------------------------------
                                              2002         2001         2000         1999        1998*
                                            --------     --------     --------     --------     --------
Net asset value, beginning of year          $  15.73     $  19.47     $  22.89     $  23.89     $  22.34
                                            --------     --------     --------     --------     --------
Income from operations:
  Net investment income (loss)                  0.24         0.35         0.35         0.34         0.43
  Net realized and unrealized gain (loss)
    on investments                             (2.81)       (1.64)       (1.60)        4.80         3.50
                                            --------     --------     --------     --------     --------
    Net income (loss) from operations          (2.57)       (1.29)       (1.25)        5.14         3.93
                                            --------     --------     --------     --------     --------
Distributions:
  Dividends from net investment income         (0.31)       (0.37)       (0.33)       (0.43)       (0.32)
  Distributions from net realized gains on
    investments                                 0.00        (2.08)       (1.84)       (5.71)       (2.06)
                                            --------     --------     --------     --------     --------
    Total distributions                        (0.31)       (2.45)       (2.17)       (6.14)       (2.38)
                                            --------     --------     --------     --------     --------
Net asset value, end of year                $  12.85     $  15.73     $  19.47     $  22.89     $  23.89
                                            ========     ========     ========     ========     ========
Total return                                  (16.38)%      (7.06)%      (5.93)%      26.39%       18.39%
Ratios and supplemental data:
  Net assets at end of year (in thousands)  $243,355     $291,091     $352,333     $414,926     $353,001
  Ratio of total expenses to average net
    assets                                      0.85%        0.92%        0.87%        0.87%        0.80%
  Ratio of net expenses to average net
    assets                                      0.84%        0.86%        0.85%        0.84%        0.78%
  Ratio of net investment income (loss) to
    average net assets                          1.73%        1.95%        1.50%        1.58%        1.97%
  Portfolio turnover rate                     251.29%         221%         158%         220%         262%



* Effective April 1, 1998, the name of the TCW Managed Asset Allocation Portfolio was changed to Endeavor Asset Allocation and Morgan Stanley Investment Management, Inc. became the Portfolio's investment adviser.



NOTES TO FINANCIAL HIGHLIGHTS



Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.


                                      ATSF
                      VKAA- 5 Van Kampen Asset Allocation

---------------------

This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in smaller and medium-sized, less established companies in exchange for potentially higher capital appreciation; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his personal holdings a portfolio that invests primarily in common stocks of emerging growth companies.


(VAN KAMPEN LOGO) Van Kampen Emerging Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------


The portfolio's sub-adviser, Van Kampen Asset Management Inc. (VKAM), seeks to achieve the portfolio's objective by investing:


At least 65% of the portfolio's total assets in common stocks of emerging growth companies. Emerging growth companies are those domestic or foreign companies that VKAM believes: have rates of earnings growth expected to accelerate or whose rates of earnings growth are expected to exceed that of the overall economy (because of factors such as new or rejuvenated management, new products, services or markets, extended product cycles, acquisitions or as a result of changing markets or industry conditions), are early life cycle companies with the potential to become major enterprises, or have rising earnings expectations or rising valuations. Emerging growth companies may be of any size, including larger, more established companies or smaller, developing companies. Investing in emerging growth companies involves risks not ordinarily associated with investments in other companies.

VKAM may utilize options on securities, futures contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. VKAM may invest up to 25% of the portfolio's total assets in securities of foreign issuers.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equalize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

EMERGING GROWTH COMPANIES

Companies that VKAM believes are emerging growth companies are often companies with accelerating or higher than average rates of earnings growth, or companies with new or limited products, services, markets, distribution channels or financial resources, or the management of such companies may be dependent upon one or a few key people,

                                      ATSF
                       VKEG- 1 Van Kampen Emerging Growth
or the companies have other special circumstances. The stocks of emerging growth companies can be subject to more abrupt or erratic market movements than the stock market in general.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------


The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts. Initial Class shares and Service Class shares have different expense structures.



Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.


TOTAL RETURN

(per calendar year)


[PERFORMANCE GRAPH]

1994                                                                             -7.36%
1995                                                                             46.79%
1996                                                                             18.88%
1997                                                                             21.45%
1998                                                                             37.33%
1999                                                                            105.16%
2000                                                                            -11.92%
2001                                                                            -33.23%
2002                                                                            -33.06%

The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:      62.73%  Quarter   12/31/99
Lowest:      (25.80)% Quarter   12/31/00



                         AVERAGE ANNUAL TOTAL RETURNS*


                  (For Calendar Year ended December 31, 2002)



                                                 SINCE
                                               INCEPTION
                        1 YEAR    5 YEARS   (MARCH 1, 1993)
                        -------   -------   ---------------
Van Kampen Emerging
  Growth                (33.06)%   2.10 %         10.69%
S&P 500 Composite
  Stock Index           (22.09)%  (0.58)%          9.25%



* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.


[MONEY ICON]

EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.



FEE TABLE



ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)



% of average daily net assets



                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.08%      0.08%
                                            ----------------
TOTAL                                       0.88%      1.13%
Expense reduction(b)                         N/A        N/A
                                            ----------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------



(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.


(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.



    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.


                                      ATSF
                       VKEG- 2 Van Kampen Emerging Growth

EXPENSE EXAMPLE



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 90     $281      $488      $1,084
Service Class                    $115     $359      $622      $1,375
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.


SUB-ADVISER: Van Kampen Asset Management Inc., an affiliate of Morgan Stanley Investment Management Inc.



ADVISORY FEE: as a percentage of the portfolio's average daily net assets: 0.80% of the first $750 million; 0.75% over $750 million up to $1 billion; 0.70% over $1 billion.


PORTFOLIO MANAGER:


The Portfolio is managed by VKAM's Multi-Cap Growth team. Current members of the team include Gary Lewis, Managing Director, Dudley Brickhouse, Executive Director, Janet Luby, Executive Director, David Walker, Executive Director, Matthew Hart, Vice President, and Scott Miller, Associate.


                                      ATSF
                       VKEG- 3 Van Kampen Emerging Growth

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.



                                                         FOR THE YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------------------
                                            2002          2001          2000          1999         1998
                                         ----------    ----------    ----------    ----------    --------
Net asset value, beginning of year       $    19.44    $    29.66    $    46.01    $    26.92    $  20.37
                                         ----------    ----------    ----------    ----------    --------
  Income from operations:
    Net investment income (loss)              (0.04)         0.01         (0.13)        (0.15)      (0.08)
    Net realized and unrealized gain
      (loss) on investments                   (6.39)        (9.84)        (4.55)        26.83        7.56
                                         ----------    ----------    ----------    ----------    --------
      Net income (loss) from operations       (6.43)        (9.83)        (4.68)        26.68        7.48
                                         ----------    ----------    ----------    ----------    --------
  Distributions:
    Dividends from net investment
      income                                  (0.01)        (0.02)        (0.41)        (0.21)       0.00
    Distributions from net realized
      gains on investments                     0.00         (0.37)       (11.26)        (7.38)      (0.93)
                                         ----------    ----------    ----------    ----------    --------
      Total distributions                     (0.01)        (0.39)       (11.67)        (7.59)      (0.93)
                                         ----------    ----------    ----------    ----------    --------
Net asset value, end of year             $    13.00    $    19.44    $    29.66    $    46.01    $  26.92
                                         ==========    ==========    ==========    ==========    ========
Total return                                 (33.06)%      (33.23)%      (11.92)%      105.16%      37.33%
Ratios and supplemental data:
    Net assets at end of year (in
      thousands)                         $  652,427    $1,077,677    $1,840,848    $1,916,025    $853,440
    Ratio of expenses to average net
      assets                                   0.88%         0.92%         0.85%         0.87%       0.89%
    Ratio of net investment income
      (loss) to average net assets            (0.27)%        0.06%        (0.26)%       (0.44)%     (0.36)%
    Portfolio turnover rate                  231.11%       178.14%       120.78%       117.72%      99.50%


NOTES TO FINANCIAL HIGHLIGHTS


Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.


                                      ATSF
                       VKEG- 4 Van Kampen Emerging Growth

Additional Information -- All Portfolios
[QUESTION ICON]
MANAGEMENT
--------------------------------

The Fund's Board is responsible for managing the business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Directors and executive officers of the fund is contained in the SAI.


AEGON/Transamerica Fund Advisers, Inc. (ATFA), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the Fund's investment adviser since 1997. The investment adviser is directly owned by Western Reserve (78%) and AUSA Holding Company (22%), both of which are indirect wholly-owned subsidiaries of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group.


Subject to the supervision of the Fund's Board, the investment adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the portfolios may own or contemplate acquiring from time to time; causing its officers to attend meetings and furnishing oral or written reports, as the Fund may reasonably require, in order to keep the Fund's Board and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of each portfolio, the investment recommendations of the investment adviser, and the investment considerations which have given rise to those recommendations; supervising the purchase and sale of securities of the portfolios as directed by the appropriate officers of the Fund; and maintaining all books and records required to be maintained by the investment adviser.

The Fund has received an order from the Securities and Exchange Commission that permits the Fund and the investment adviser, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

ATFA has entered into an expense limitation agreement with the Fund on behalf of each applicable portfolio, pursuant to which ATFA has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Fund, on behalf of an applicable portfolio, will at a later date, reimburse ATFA for operation expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless ATFA provides written notice to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to ATFA.

                   1 Additional Information -- All Portfolios

[CHESSPIECE ICON]
EXPLANATION OF STRATEGIES AND RISKS
------------------------------------------------------


In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.


A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days prior notice before making changes to such a policy.

DIVERSIFICATION AND CONCENTRATION

The 1940 Act classifies investment companies as either diversified or non-diversified. (If your portfolio is not diversified, it is noted in the portfolio's description of strategies and risks.)

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable portfolio.

The diversified portfolios are subject to the following diversification requirements (which are set forth in full in the SAI):

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some portfolios, in other types of cash items.

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the portfolio's total assets.


 - As a fundamental policy governing concentration, no portfolio will invest 25% or more of its assets in any one particular industry, other than U.S. government securities or its agencies or instrumentalities (or repurchase agreements with respect thereto).


A portfolio that is currently classified as "non-diversified" reserves the right to become diversified as defined by the 1940 Act.

CASH POSITION

A portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of short-term debt securities that are considered cash equivalents. This may be done as a temporary defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. It may not be able to meet its investment objective under those conditions.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or unforeseen developments.

The rate of portfolio turnover will not be a limiting factor when short-term investing is considered appropriate. Increased turnover rates result in higher brokerage costs and other transaction based expenses for a portfolio. These charges are ultimately borne by the policyholders.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

                   2 Additional Information -- All Portfolios

TEMPORARY DEFENSIVE POSITION

A portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[GRAPH ICON]
PERFORMANCE INFORMATION
------------------------------------------------------

The Fund may include quotations of a portfolio's total return or yield in connection with the total return for the appropriate separate account, in advertisements, sales literature or reports to policyowners or to prospective investors. Total return and yield quotations for a portfolio reflect only the performance of a hypothetical investment in the portfolio during the particular time period shown as calculated based on the historical performance of the portfolio during that period. Such quotations do not in any way indicate or project future performance. Quotations of total return and yield will not reflect charges or deductions against the separate accounts or charges and deductions against the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information which show total return and yield information for the separate accounts, policies or annuity contracts.

YIELD

Yield quotations for a portfolio refer to the income generated by a hypothetical investment in the portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

TOTAL RETURN

Total return refers to the average annual percentage change in value of an investment in a portfolio held for a stated period of time as of a stated ending date. When a portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a portfolio's investment advisory fees and direct portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the portfolio when made.

[QUESTIONMARK ICON]
OTHER INFORMATION
------------------------------------------


SHARE CLASSES



ATSF has two classes of shares for each portfolio in its series, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.



Service Class shares have a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.


PURCHASE AND REDEMPTION OF SHARES


As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.)


VALUATION OF SHARES

Each portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time), on each day the exchange is open.

Net asset value (NAV) of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio. Share prices for any transaction are those next calculated after receipt of an order.

                   3 Additional Information -- All Portfolios

Except for money market instruments maturing in 60 days or less, securities held by portfolios are valued at market value. If market values are not readily available, securities are valued at fair value as determined by the Fund's Valuation Committee under the supervision of the Fund's Board.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and the annuity contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each portfolio. Each portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a portfolio does not satisfy the section 817(h) requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors.

DISTRIBUTION AND SERVICE PLANS

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Fund. The Plan permits the use of Fund assets to help finance the distribution of the shares of the portfolios. Under the Plan, the

                   4 Additional Information -- All Portfolios

Fund, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Fund may pay to various service providers up to 0.25% of the average daily net assets of a portfolio. Because the Fund pays these fees out of its assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.



As of the date of this prospectus, the Fund has not paid any distribution fees under the Plan and does not intend to do so for Initial Class shares before April 30, 2004. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Fund may, however, pay fees relating to Service Class shares.



COSTS AND MARKET TIMING/FREQUENT TRANSFERS



Professional market timing organizations and some Contract or Policy owners try to profit from various strategies called market timing; for example, switching money into investment option portfolios when they expect prices to rise and taking money out when they expect prices to fall, or switching from one investment option portfolio to another and then back again after a short period of time. As money is shifted in and out, the underlying mutual fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term Contract or Policy owners who do not generate the costs. Frequent transfers may also impede the ability of the portfolio manager of the underlying fund to sustain the stated investment objective of the portfolio.



The transfer privilege under the Contract or Policy is not intended to serve as a vehicle for short-term or frequent transfers. The Contract or Policy does not permit market timing/frequent transfers. As described above, frequent transfers among investment option portfolios disrupt portfolio management in the underlying mutual fund and tend to drive fund expenses higher. We reserve the right to limit or revoke your transfer privileges and/or may not accept future premium payments from you if you engage in frequent transfer activity. We consider eight or more transfers in any three-month period to be frequent transfer activity, although we reserve the right to impose restrictions if there are less frequent transfers.



DO NOT INVEST WITH US IF YOU INTEND TO CONDUCT MARKET TIMING/FREQUENT TRANSFER ACTIVITY. IF YOU DO, WE WILL IMMEDIATELY NOTIFY YOU AND YOUR AGENT IN WRITING THAT ANY ADDITIONAL REQUESTS FOR TRANSFERS WILL BE SUBJECT TO CERTAIN RESTRICTIONS, INCLUDING THE PERMANENT LOSS OF ELECTRONIC TRANSFER PRIVILEGES. We consider transfers by telephone, fax, overnight mail or Internet to be "electronic" transfers.



We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.


                   5 Additional Information -- All Portfolios

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 2003, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR.


YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE FUND WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009.


REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)


FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES

ABOUT THIS FUND, CALL THE NUMBER LISTED ABOVE.


(AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

                                                                             SAI

                                                              AEGON/TRANSAMERICA
                                                               SERIES FUND, INC.

                                                                     May 1, 2003

                       STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the prospectus for the portfolios that you are invested in of AEGON/Transamerica Series Fund, Inc. (the "Fund").

                               INVESTMENT ADVISER:
                               AEGON/TRANSAMERICA
                               FUND ADVISERS, INC.

The date of the prospectus to which this Statement of Additional Information relates is May 1, 2003 and the date of this Statement of Additional Information is May 1, 2003.

Table of Contents

AEGON/TRANSAMERICA SERIES FUND, INC.

Information about each portfolio you should know before investing

FUND HISTORY                     (Please Note: Please refer to your product
                                  prospectus for a listing of the portfolios that are offered through the product you have purchased.)

INVESTMENT OBJECTIVES

                          INDIVIDUAL PORTFOLIO INFORMATION
                    AB-1  AEGON Bond
                   AAG-1  Alger Aggressive Growth
                  ACIG-1  American Century Income & Growth
                   ACI-1  American Century International
                AACONP-1  Asset Allocation - Conservative Portfolio
                 AAGRP-1  Asset Allocation - Growth Portfolio
                AAMODP-1  Asset Allocation - Moderate Portfolio
                 AAMGP-1  Asset Allocation - Moderate Growth Portfolio
                BRGSTO-1  BlackRock Global Science & Technology Opportunities
                 BRLCV-1  BlackRock Large Cap Value
                 BRMCG-1  BlackRock Mid Cap Growth
                   CGG-1  Capital Guardian Global
                 CGUSE-1  Capital Guardian U.S. Equity
                   CGV-1  Capital Guardian Value
                  CRES-1  Clarion Real Estate Securities
                   DMC-1  Dreyfus Mid Cap
                  DSCV-1  Dreyfus Small Cap Value (closed to new investors)
                   FGI-1  Federated Growth & Income
                 GEUSE-1  GE U.S. Equity
                   GCA-1  Great Companies -- America(SM)
                   GCG-1  Great Companies -- Global(2)
                   GCT-1  Great Companies -- Technology(SM)
                    JB-1  Janus Balanced
                   JGL-1  Janus Global
                   JGR-1  Janus Growth
                  JNGR-1  Jennison Growth
                 JPMEI-1  J.P. Morgan Enhanced Index
               LKCMSTR-1  LKCM Strategic Total Return
                 MARGR-1  Marsico Growth
                 MFSHY-1  MFS High Yield
                    MN-1  Munder Net50
               PBHGMCG-1  PBHG Mid Cap Growth
               PBHGNWQ-1  PBHG/NWQ Value Select
                 PIMCO-1  PIMCO Total Return
                   SAC-1  Salomon All Cap
                 SELAG-1  Select+ Aggressive
                SELGRI-1  Select+ Conservative
                SELCON-1  Select+ Growth & Income
                 TRPEI-1  T. Rowe Price Equity Income
                 TRPGS-1  T. Rowe Price Growth Stock
                 TRPSC-1  T. Rowe Price Small Cap
                   TAV-1  Third Avenue Value
                   TCS-1  Transamerica Convertible Securities
                    TE-1  Transamerica Equity
                   TGO-1  Transamerica Growth Opportunities
                   TMM-1  Transamerica Money Market

                                      TOC-1

                 TUSGS-1  Transamerica U.S. Government Securities
                   TVB-1  Transamerica Value Balanced
                 VKAIA-1  Van Kampen Active International Allocation
                  VKAA-1  Van Kampen Asset Allocation
                  VKEG-1  Van Kampen Emerging Growth

ADDITIONAL INFORMATION -- ALL PORTFOLIOS

                     A-1      Lending
                     A-1      Borrowing
                     A-2      Short Sales
                     A-2      Foreign Securities
                     A-3      Foreign Bank Obligations
                     A-3      Forward Foreign Currency Contracts
                     A-3      When-issued, Delayed Settlement and Forward
                              Delivery Securities
                     A-4      Repurchase and Reverse Repurchase Agreements
                     A-4      Temporary Defensive Position
                     A-4      U.S. Government Securities
                     A-5      Non-Investment Grade Debt Securities
                     A-5      Convertible Securities
                     A-5      Investments in Futures, Options and Other
                              Derivative Instruments
                     A-15     Zero Coupon, Pay-in-Kind and Step Coupon
                              Securities
                     A-15     Warrants and Rights
                     A-16     Mortgage-Backed Securities
                     A-16     Asset-Backed Securities
                     A-16     Pass-Through Securities
                     A-17     Other Income Producing Securities
                     A-17     Illiquid and Restricted/144A Securities
                     A-17     Other Investment Companies
                     A-18     Bank and Thrift Obligations
                     A-18     Investments in the Real Estate
                              Industry and Real Estate
                              Investment Trusts ("REITS")
                     A-19     Variable Rate Master Demand Notes
                     A-19     Debt Securities and Fixed-Income Investing
                     A-20     High Yield/High-Risk Securities
                     A-21     Trade Claims
                     A-21     Brady Bonds
                     A-21     Collateralized Mortgage Obligations
                     A-21     Collateralized Debt Obligations
                     A-22     Dollar Roll Transactions
                     A-22     Exchange Traded Funds ("ETFs")
                     A-22     Hybrid Instruments
                     A-23     Indexed Securities
                     A-23     Interest Rate Transactions
                     A-23     Municipal Fixed-Income Securities
                     A-24     Non-Mortgage Asset Backed Securities
                     A-25     Passive Foreign Investment Companies
                     A-25     Preferred Stocks
                     A-25     Stripped Mortgage-Backed Securities
                     A-25     Loan Participations
                     A-26     Credit Default Swaps
                     A-27     Event-Linked Bonds

MANAGEMENT OF THE FUND
                     A-27     Directors and Officers
                     A-31     Code of Ethics
                     A-31     The Investment Adviser
                     A-34     The Sub-Advisers

                                      TOC-2

                     A-34     Personal Securities Transactions
                     A-34     Administrative and Transfer Agency Services

PORTFOLIO TRANSACTIONS AND BROKERAGE

                     A-34     Portfolio Turnover
                     A-35     Placement of Portfolio Brokerage
                     A-36     Directed Brokerage
PURCHASE AND REDEMPTION OF SHARES

                     A-36     Determination of Offering Price
                     A-36     Net Asset Valuation

CALCULATION OF PERFORMANCE RELATED INFORMATION

                     A-37     Performance Information
                     A-37     Total Return
                     A-37     Yield Quotations

                     A-38     TAXES
                     A-39     CAPITAL STOCK OF THE FUND
                     A-39     REGISTRATION STATEMENT
                     A-40     FINANCIAL STATEMENTS
                     A-40     OTHER INFORMATION
                     A-40     Independent Certified Public Accountants
                     A-40     Custodian
                              Appendix A -- Description of Portfolio Securities
                              Appendix B -- Brief Explanation of Rating
                                            Categories

                                      TOC-3

Investor Information

FUND HISTORY

The Fund was incorporated under the laws of the State of Maryland on August 21, 1985 and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company.


The Fund is intended to be sold to the separate accounts of life companies to fund benefits under variable life insurance policies or variable annuity contracts issued by Transamerica Financial Life Insurance Company, Inc. ("TFLIC"), Transamerica Life Insurance Company (formerly PFL Life Insurance Company) ("Transamerica Life"), Western Reserve Life Assurance Co. of Ohio ("WRL") Peoples Benefit Life Insurance Company ("Peoples"), Transamerica Occidental Life Insurance Company ("Transamerica") and Transamerica Life Insurance and Annuity Company ("TALIAC") (the "Life Companies"). As such, TFLIC, Transamerica Life, WRL, Peoples, Transamerica and TALIAC are the only shareholders of the investment funds offered by ATSF. If a Life Company offers a portfolio of ATSF in its respective products, and you own a variable life insurance policy or a variable annuity contract of one of those Life Companies, you have the right to give voting instructions on certain shares of such portfolio. Shares may be offered to other life insurance companies in the future.


Because Fund shares are sold to separate accounts established to receive and invest premiums received under variable life insurance policies and purchase payments received under the variable annuity contracts, it is conceivable that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts of the Life Companies to invest in the Fund simultaneously. Neither the Life Companies nor the Fund currently foresees any such disadvantages or conflicts, either to variable life insurance policyholders or to variable annuity contract owners. Any Life Company may notify the Fund's Board of a potential or existing conflict. The Fund's Board will then determine if a material conflict exists and what action, if any, should be taken in response. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyholders and those given by variable annuity contract owners. The Fund's Board might conclude that separate funds should be established for variable life and variable annuity separate accounts. If this happens, the affected Life Companies will bear the attendant expenses of establishing separate funds. As a result, variable life insurance policyholders and variable annuity contract owners would no longer have the economies of scale typically resulting from a larger combined fund.

The Fund offers a separate class of common stock for each portfolio. All shares of a portfolio have equal voting rights, but only shares of a particular portfolio are entitled to vote on matters concerning only that portfolio. Each of the issued and outstanding shares of a portfolio is entitled to one vote and to participate equally in dividends and distributions declared by the portfolio and, upon liquidation or dissolution, to participate equally in the net assets of the portfolio remaining after satisfaction of outstanding liabilities. The shares of a portfolio, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights, and will be freely transferable. Shares do not have cumulative voting rights. The holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they so choose. In such event, holders of the remaining shares would not be able to elect any directors.

Only the separate accounts of the Life Companies may hold shares of the Fund and are entitled to exercise the rights directly as described above. To the extent required by law, the Life Companies will vote the Fund's shares held in the separate accounts, including Fund shares which are not attributable to policyowners, at meetings of the Fund, in accordance with instructions received from persons having voting interests in the corresponding sub-accounts of the separate accounts. Except as required by the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund does not hold regular or special policyowner meetings. If the 1940 Act or any regulation thereunder should be amended, or if present interpretation thereof should change, and as a result it is determined that the Life Companies are permitted to vote the Fund's shares in their own right, they may elect to do so. The rights of policyowners are described in more detail in the prospectuses or disclosure documents for the policies and the annuity contracts, respectively.

INVESTMENT OBJECTIVE

The investment objective of each portfolio of the Fund is described in the portfolio's prospectus. Shares of the portfolios are sold only to the separate accounts of WRL and to separate accounts of certain of its affiliated life insurance companies (collectively, the "separate accounts") to fund the benefits under certain variable life insurance policies (the "policies") and variable annuity contracts (the "annuity contracts").

As indicated in the prospectus, each portfolio's investment objective and, unless otherwise noted, its investment policies and techniques may be changed by the Board of Directors of the Fund without approval of shareholders or holders of the policies or annuity contracts (collectively, "policyowners"). A change in the investment objective or policies of a portfolio may result in the portfolio having an investment objective or policies different from those, which a policyowner deemed appropriate at the time of investment.

As indicated in the prospectus, each portfolio is subject to certain fundamental policies and restrictions, which may not be changed without the approval of the holders of a majority of the outstanding voting securities of the portfolio. "Majority" for this purpose and under the 1940 Act means the lesser of (i) 67% of the outstanding voting securities represented at a meeting at which more than 50% of the outstanding voting securities of a portfolio are represented or (ii) more than 50% of the outstanding voting securities of a portfolio. A complete statement of all such fundamental policies is set forth below. State insurance laws and regulations may impose additional limitations on the Fund's investments, including the Fund's ability to borrow, lend and use options, futures and other derivative instruments. In addition, such laws and regulations may require that a portfolio's investments meet additional diversification or other requirements.

AEGON BOND

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Invest 25% or more of the value of the portfolio's assets in any particular industry (other than Government securities).

3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this restriction shall not prevent the portfolio from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

4. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the portfolio may own debt or equity securities issued by companies engaged in those businesses.

5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the portfolio.

6. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

7. Borrow money, except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% restriction. This policy shall not prohibit reverse repurchase agreements or deposits of assets to provide margin or guarantee positions in connection with transactions in options, future contracts, swaps, forward contracts, or other derivative instruments or the segregation of assets in connection with such transactions.

8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

Furthermore, the portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

(A) The portfolio may not, as a matter of non-fundamental policy: (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and
(ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

(B) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

                                      ATSF
                                 AB-1 AEGON Bond

(C) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short.

(D) The portfolio may not purchase securities on margin, except that a portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

(E) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any securities for which the Board of Directors or the Sub-Adviser has made a determination of liquidity, as permitted under the 1940 Act.

(F) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Restrictions (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers to exchange, or as a result of reorganization, consolidation, or merger. If the portfolio invests in a money market fund, the Investment Adviser will reduce its advisory fee by the amount of any investment advisory or administrative service fees paid to the investment manager of the money market fund.

(G) The portfolio may not invest more than 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors.

(H) The portfolio may not invest in companies for the purpose of exercising control or management.

(I) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.


FEES PAID BY PORTFOLIO



DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. AEGON Bond paid $12,054 for the fiscal year ended December 31, 2002.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



   2002              2001             2000
   ----              ----             ----
$1,234,185         $884,501         $611,383



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



  2002              2001             2000
  ----              ----             ----
$33,944           $26,903          $19,137


                                      ATSF
                                 AB-2 AEGON Bond

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2004, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.70%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:



2002             2001             2000
----             ----             ----
$-0-             $-0-             $-0-



BORROWING



Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 25% of total assets. To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.



COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



      Aggregate Commissions
      Year Ended December 31
      ----------------------
2002            2001           2000
----            ----           ----
$-0-            $-0-           $-0-



             Affiliated Brokerage Commissions
                  Year Ended December 31
                  ----------------------
2002         %        2001         %         2000         %
----         -        ----         -         ----         -
$-0-        -0-       $-0-        -0-        $-0-        -0-



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the portfolio for the last three fiscal years is as follows:



 2002            2001           2000
 ----            ----           ----
48.79%          52.79%         45.26%


THE SUB-ADVISER

Banc One Investment Advisors Corporation ("Banc One"), 1111 Polaris Parkway, Suite 2B, Columbus, OH 43240, serves as sub-adviser pursuant to a Sub-Advisory Agreement dated May 1, 2002. The Agreement continues in effect year to year if approved annually.

PORTFOLIO MANAGERS

The portfolio is managed by a team of portfolio managers and research analysts. The portfolio managers work together to establish general duration, sector and yield curve strategies for the portfolio. Each team member makes recommendations about securities to be purchased and sold in the portfolio. The research analysts provide individual security and sector recommendations regarding their area of focus while the portfolio managers select and allocate individual securities in a manner designed to meet the investment objectives of the portfolio.

SUB-ADVISER COMPENSATION

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentages for the portfolio are as follows:

                                      ATSF
                                 AB-3 AEGON Bond

0.20% of the portfolio's average daily net assets, less 50% of the amount of excess expenses paid by the investment adviser pursuant to any expense limitation

SUB-ADVISORY FEES


The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:



  2002               2001             2000
  ----               ----             ----
$548,527           $394,663         $270,174



NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATSF
                                 AB-4 AEGON Bond

Alger Aggressive Growth

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Invest in commodities except that the portfolio may purchase or sell stock index futures contracts and related options thereon if thereafter no more than 5% of its total assets are invested in aggregate initial margin and premiums.

3. Purchase or sell real estate or real estate limited partnerships, except that the portfolio may purchase and sell securities secured by real estate, mortgages or interests therein and securities that are issued by companies that invest or deal in real estate.

4. Make loans to others, except through purchasing qualified debt obligations, lending portfolio securities or entering into repurchase agreements.

5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

6. Borrow money, except that the portfolio may borrow from banks for investment purposes as set forth in the prospectus. Immediately after any borrowing, including reverse repurchase agreements, the portfolio will maintain asset coverage of not less than 300% with respect to all borrowings.

7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

Furthermore, the portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

(A) The portfolio may not sell securities short or purchase securities on margin, except that the portfolio may obtain any short-term credit necessary for the clearance of purchases and sales of securities. These restrictions shall not apply to transactions involving selling securities "short against the box."

(B) The portfolio may not invest in securities of other investment companies, except as it may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or offer of exchange.

(C) The portfolio may not pledge, hypothecate, mortgage or otherwise encumber more than 10% of the value of the portfolio's total assets except as noted in
(E) below. These restrictions shall not apply to transactions involving reverse repurchase agreements or the purchase of securities subject to firm commitment agreements or on a when-issued basis.

(D) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which the Board of Directors has made a determination as to liquidity, as permitted under the 1940 Act.

(E) The portfolio may not invest in companies for the purpose of exercising control or management.

                                      ATSF
                          AAG-1 Alger Aggressive Growth

FEES PAID BY PORTFOLIO



DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Alger Aggressive Growth paid $32,480 for the fiscal year ended December 31, 2002.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



   2002               2001              2000
   ----               ----              ----
$4,206,765         $5,908,451        $9,289,239



ADMINISTRATIVE SERVICES FEES



The portfolio paid Administrative Services fees in the following amounts for the last three fiscal years:



  2002               2001             2000
  ----               ----             ----
$30,412           $204,976         $153,074



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2004, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by ATFA for the last three fiscal years:



2002               2001             2000
----               ----             ----
$-0-               $-0-             $-0-



BORROWING



Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 25% of total assets.



To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.



COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



           Aggregate Commissions
           Year Ended December 31
           ----------------------
  2002(1)            2001(2)          2000(3)
  -------            -------          -------
$2,950,257         $1,363,678       $1,265,805



                       Affiliated Brokerage Commissions
                            Year Ended December 31
                            ----------------------
   2002             %           2001           %            2000            %
   ----             -           ----           -            ----            -
$2,107,584       71.44%      $1,363,678     100.00%      $1,265,805      100.00%



(1) The percentage of the portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through Fred Alger Company, Incorporated for the fiscal year ended December 31, 2002 was 73.69%.

                                      ATSF
                          AAG-2 Alger Aggressive Growth

(2) The percentage of the portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through Fred Alger Company, Incorporated for the fiscal year ended December 31, 2001 was 100.00%.

(3) The percentage of the portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through Fred Alger Company, Incorporated for the fiscal year ended December 31, 2000 was 100.00%.


PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the portfolio for the last three fiscal years is as follows:



 2002              2001              2000
 ----              ----              ----
196.99%           104.17%           122.70%



THE SUB-ADVISER



Fred Alger Management, Inc. ("Alger") serves as sub-adviser to Alger Aggressive Growth. Alger, located at 111 Fifth Avenue, 2nd Floor, New York, NY 10003, is a wholly owned subsidiary of Fred Alger & Company, Incorporated, which, in turn, is a wholly owned subsidiary of Alger Associates, Inc., a financial services holding company. Alger is generally engaged in the business of rendering investment advisory services to institutions and, to a lesser extent, individuals. Alger has been engaged in the business of rendering investment advisory services since 1964.



The sub-adviser serves pursuant to a Sub-Advisory Agreement dated January 1, 1997, between ATFA and Alger. The agreement continues in effect from year to year if approved annually.



PORTFOLIO MANAGERS



Frederick M. Alger, III is the chief market strategist for the portfolio overseeing the investments of the portfolio. David Hyun, CFA, is responsible for the day-to-day operations and has served as portfolio manager since September 2001. Mr. Alger is the founder of Alger. Mr. Hyun joined Alger in 1991 and previously served as co-manager of the portfolio from 1997 to June 2000. Mr. Hyun joined Oppenheimer Fund in June 2000 and served as portfolio manager until September 2001.



SUB-ADVISER COMPENSATION



The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is:



    50% of fees received by the investment adviser for services rendered under the Advisory Agreement



SUB-ADVISORY FEES



The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:



   2002                2001                 2000
   ----                ----                 ----
$2,103,383          $2,974,071           $4,624,774



NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATSF
                          AAG-3 Alger Aggressive Growth

AMERICAN CENTURY INCOME & Growth

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of such issuer exceeds 5% of the value of the portfolio's total assets, or (b), the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the portfolio's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

3. Lend any security or make any other loan if, as a result, more than 33 1/3% of the portfolio's total assets would be lent to other parties, except (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations or (ii) by engaging in repurchase agreements with respect to portfolio securities.

4. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

5. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

7. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments provided this limitation shall not prohibit the portfolio from purchasing or selling options and futures contracts or investing in securities or other instruments backed by physical commodities.

8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

Furthermore, the portfolio has adopted the following non-fundamental restrictions that may be changed by the Board of Trustees of the portfolio without shareholder approval:

(A) The portfolio may not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the portfolio.

(B) The portfolio may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include repurchase agreements not entitling the holder to payment of principal and interest within seven days, and securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

(C) The portfolio may not sell securities short, except short sales "against the box."

                                      ATSF
                     ACIG-1 American Century Income & Growth

(D) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(E) The portfolio may not invest for purposes of exercising control.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Every portfolio pays a share of the fees and expenses for the Fund's Board of Directors. American Century Income & Growth paid $760 for the fiscal year ended December 31, 2002.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("AFTA") serves as investment adviser to this portfolio.



ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



  2002               2001              2000
  ----               ----              ----
$177,653           $13,803             N/A



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



  2002               2001              2000
  ----               ----              ----
$30,412              $99               N/A



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2004, to pay expenses on behalf to the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.40%. ATFA paid the following amounts for the last three fiscal years:



 2002               2001              2000
 ----               ----              ----
$27,850            $69,752             N/A



BORROWING



Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 33-1/3% of total assets.



To secure borrowings, the portfolio may not mortgage or pledge is securities in amounts that exceed 15% of its net assets.



COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



            Aggregate Commissions
            Year Ended December 31
            ----------------------
2002(1)               2001               2000
-------               ----               ----
$62,192              $2,593               N/A


                                      ATSF
                     ACIG-2 American Century Income & Growth

                Affiliated Brokerage Commissions
                     Year Ended December 31
                     ----------------------
2002            %          2001          %         2000          %
----            -          ----          -         ----          -
 $59          0.10%         $5         0.19%        N/A         N/A



(1) The percentage of the portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through J.P. Morgan Chase & Co. for the year ended December 31, 2002 was less than 1.00%.



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



 2002               2001            2000
 ----               ----            ----
94.07%             46.51%            N/A



THE SUB-ADVISER



American Century Investment Management, Inc. ("American Century") serves as sub-adviser to American Century Income & Growth. American Century is located at 4500 Main Street, Kansas City, Missouri 64111, and has been managing mutual funds since 1958.



The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2001 between ATFA and American Century. The agreement continues in effect from year to year if approved annually.



PORTFOLIO MANAGERS



American Century uses a team of portfolio managers to manage American Century Income & Growth.



John Schniedwind, CFA, Senior Vice President, Senior Portfolio Manager and Chief Investment Officer, joined American Century in 1982 and supervises other portfolio management teams.



Kurt Borgwardt, CFA, Senior Vice President, Senior Portfolio Manager and Director of Quantitative Equity Research, joined American Century in 1990 and has managed the quantitative effort since then.



Vivienne Hsu, Portfolio Manager, has been a member of the team since July 1997 and was promoted to Portfolio Manager in February 2002. She joined American Century as a quantitative analyst and became a senior analyst in 2000.



Zili Zhang, Vice President and Portfolio Manager/Director of Quantitative Research, has been a member of the team since joining American Century in January 1997 and was promoted to Portfolio Manager in 2002. He manages the quantitative research team.



SUB-ADVISER COMPENSATION



The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentages for the portfolio are as follows:



    0.50% of the first $100 million; 0.45% over $100 million up to $250 million; and 0.40% in excess of $250 million1, less 50% of any amount reimbursed pursuant to the expense limitation2



(1) The average daily net assets will be determined on a combined basis with the same name fund managed by the sub-adviser for IDEX Mutual Funds.
(2) The reimbursement payable to the portfolio by the sub-adviser will be aggregated on a combined basis to ATSF American Century Income & Growth, ATSF American Century International, IDEX American Century Income & Growth and IDEX American Century International. The reimbursement payable will be capped at $100,000, and will only be payable for one year from March 1, 2003.



SUB-ADVISORY FEES



The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:



  2002                2001               2000
  ----                ----               ----
$98,696              $7,669               N/A



NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATSF
                     ACIG-3 American Century Income & Growth

                         AMERICAN CENTURY INTERNATIONAL

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of such issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the portfolio's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

3. Lend any security or make any other loan if, as a result, more than 33 1/3% of the portfolio's total assets would be lent to other parties, except (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations or (ii) by engaging in repurchase agreements with respect to portfolio securities.

4. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

5. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

7. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments provided this limitation shall not prohibit the portfolio from purchasing or selling options and futures contracts or investing in securities or other instruments backed by physical commodities.

8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

Furthermore, the portfolio has adopted the following non-fundamental restrictions that may be changed by the Board of Trustees of the portfolio without shareholder approval:

(A) The portfolio may not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the portfolio.

(B) The portfolio may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include repurchase agreements not entitling the holder to payment of principal and interest within seven days, and securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

(C) The portfolio may not sell securities short, except short sales "against the box."

                                      ATSF
                      ACI-1 American Century International

(D) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts shall not constitute purchasing securities on margin.

(E) The portfolio may enter into futures contracts and write and buy put and call options relating to futures contracts. The portfolio may not, however, enter into leveraged futures transactions if it would be possible for the portfolio to lose more money than it invested.

(F) The portfolio may invest a portion of its assets in the securities of issuers with limited operating histories. An issuer is considered to have a limited operating history if that issuer has a record of less than three years of continuous operation. Periods of capital formation, incubation, consolidations, and research and development may be considered in determining whether a particular issuer has a record of three years of continuous operation.

(G) The portfolio may not invest for purposes of exercising control.

FEES PAID BY PORTFOLIO

DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. American Century International paid $2,738 for the fiscal year ended December 31, 2002.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to the portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



  2002                 2001               2000
  ----                 ----               ----
$524,463             $338,712           $348,563



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



 2002                 2001               2000
 ----                 ----               ----
$33,944             $10,517             $5,965



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2004, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.20%. The investment adviser paid the following amounts for the last three fiscal years:



  2002                 2001               2000
  ----                 ----               ----
$157,648             $146,246           $125,321



BORROWING


Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 33-1/3% of total assets.

To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.

                                      ATSF
                      ACI-2 American Century International

COMMISSIONS PAID BY THE PORTFOLIO


The portfolio paid brokerage commissions in the following amounts for the past three years:



          Aggregate Commissions
          Year Ended December 31
          ----------------------
 2002(1)           2001             2000
 -------           ----             ----
$544,579         $100,374         $96,336



                        Affiliated Brokerage Commissions
                             Year Ended December 31
                             ----------------------
  2002          %       2001       %         2000          %
  ----          -       ----       -         ----          -
$16,942       3.11%     $-0-      -0-%       $-0-         -0-%



(1) The percentage of the portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through J.P. Morgan Chase & Co. for the year ended December 31, 2002 was 2.31%.



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



 2002            2001             2000
 ----            ----             ----
261.37%         154.25%         111.83%



THE SUB-ADVISER



American Century Investment Management, Inc. ("American Century") serves as sub-adviser to American Century International. American Century is located at 4500 Main Street, Kansas City, Missouri 64111, and has been managing mutual funds since 1958.



The sub-adviser serves pursuant to a Sub-Advisory Agreement dated March 1, 2002, between ATFA and American Century. The agreement continues in effect from year to year if approved annually.



PORTFOLIO MANAGERS



American Century uses a team of portfolio managers to manage American Century International.



Henrik Strabo, Senior Vice President, Senior Portfolio Manager and Chief Investment Officer -- International Equities, joined American Century in 1993 and serves as an investment team member for other American Century funds.



Mark S. Kopinski, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages International Growth since rejoining American Century in April 1997. Prior to joining American Century, Mr. Kopinski was a Vice President and portfolio manager at Federated Investors, Inc.



Keith Creveling, Portfolio Manager, has been a member of the team that manages International Growth since April 2002. He joined American Century in October 1999 as an analyst. Prior to joining American Century, he was an analyst at Fiduciary Trust Company International from July 1995 to September 1996.



SUB-ADVISER COMPENSATION



The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentages for the portfolio are as follows:


                                      ATSF
                      ACI-3 American Century International

    0.60% of the first $50 million of average daily net assets; 0.55% of average daily net assets over $50 million up to $150 million; 0.50% of average daily net assets over $150 million up to $500 million; and 0.45% of average daily net assets in excess of $500 million1, less 50% of any amount reimbursed pursuant to the expense limitation.2



(1) The average daily net assets will be determined on a combined basis with the same name fund managed by the sub-adviser for IDEX Mutual Funds. 2 The reimbursement payable to the portfolio by the sub-adviser will be aggregated on a combined basis to ATSF American Century Income & Growth, ATSF American Century International, IDEX American Century Income & Growth and IDEX American Century International. The reimbursement payable will be capped at $100,000, and will only be payable for one year from March 1, 2003.



SUB-ADVISORY FEES



The sub-adviser was paid the following amounts for its services for the last three fiscal years:



  2002                  2001                2000
  ----                  ----                ----
$306,461              $170,357            $146,259


NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                      ACI-4 American Century International

Asset Allocation - Conservative Portfolio (formerly Conservative Asset
Allocation)



INVESTMENT RESTRICTIONS


The portfolio may not, as a matter of fundamental policy:

1. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

2. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

3. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

4. Lend any security or make any other loan if, as a result, more than 25% of the portfolio's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities, or to repurchase agreements).

5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

6. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the portfolio's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

Furthermore, the portfolio has adopted the following non-fundamental restrictions that may be changed by the Board of Directors of the Fund without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors as permitted under the 1940 Act.

(B) The portfolio may not sell securities short, except short sales "against the box."

(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

                                      ATSF
                AACP-1 Asset Allocation - Conservative Portfolio

(E) The portfolio may not invest for purposes of exercising control or management.

NOTE: This portfolio commenced operations on May 1, 2002, so the following data covers from that date until the fiscal period ended December 31, 2002.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



The portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Asset Allocation - Conservative Portfolio paid $2,276 for the fiscal period ended December 31, 2002.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA"), 570 Carillon Parkway, St. Petersburg, FL 33716, serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus.



The portfolio paid the following amounts for the last three fiscal years:



 2002                2001              2000
 ----                ----              ----
$43,870              N/A               N/A



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amount for the last three fiscal years:



 2002                2001              2000
 ----                ----              ----
$17,661              N/A               N/A



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2004, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.25%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:



2002                2001              2000
----                ----              ----
$-0-                N/A               N/A



BORROWING



Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 25% of total assets.



To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.



COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



        Aggregate Commissions
        Year Ended December 31
        ----------------------
2002               2001              2000
----               ----              ----
$-0-                N/A               N/A


                                      ATSF
                AACP-2 Asset Allocation - Conservative Portfolio

                    Affiliated Brokerage Commissions
                         Year Ended December 31
                         ----------------------
2002            %           2001          %         2000            %
----            -           ----          -         ----            -
$-0-          -0-%          N/A          N/A         N/A           N/A



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



 2002                2001              2000
 ----                ----              ----
28.27%                N/A               N/A


PORTFOLIO MANAGERS

The portfolio is managed by an ATFA investment team.

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                AACP-3 Asset Allocation - Conservative Portfolio

Asset Allocation - Growth Portfolio (formerly Aggressive Asset Allocation)



INVESTMENT RESTRICTIONS


The portfolio may not, as a matter of fundamental policy:

1. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

2. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

3. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

4. Lend any security or make any other loan if, as a result, more than 25% of the portfolio's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities, or to repurchase agreements).

5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

6. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the portfolio's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

Furthermore, the portfolio has adopted the following non-fundamental restrictions that may be changed by the Board of Directors of the portfolio without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors as permitted under the 1940 Act.

(B) The portfolio may not sell securities short, except short sales "against the box."

(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

                                      ATSF
                   AAGRP-1 Asset Allocation - Growth Portfolio

(E) The portfolio may not invest for purposes of exercising control or management.

(F) The portfolio may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

NOTE: This portfolio commenced operations on May 1, 2002, so the following data covers from that date until the fiscal period ended December 31, 2002.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Asset Allocation - Growth Portfolio paid $1,923 for the fiscal period ended December 31, 2002.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA"), 570 Carillon Parkway, St. Petersburg, FL 33716, serves as investment adviser for the portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the past three fiscal years:



 2002                2001              2000
 ----                ----              ----
$37,160               N/A               N/A



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the past three fiscal years:



 2002                2001              2000
 ----                ----              ----
$17,661               N/A               N/A



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2004, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.25%. ATFA paid the following amounts for the last three fiscal years:



2002                2001              2000
----                ----              ----
$-0-                 N/A               N/A


BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 25% of total assets.

To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                                      ATSF
                   AAGRP-2 Asset Allocation - Growth Portfolio


          Aggregate Commissions
          Year Ended December 31
          ----------------------
2002               2001               2000
----               ----               ----
$-0-                N/A                N/A



                     Affiliated Brokerage Commissions
                          Year Ended December 31
                          ----------------------
2002            %            2001            %           2000           %
----            -            ----            -           ----           -
$-0-           -0-%          N/A            N/A          N/A           N/A



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



 2002                2001              2000
 ----                ----              ----
19.99%               N/A               N/A


PORTFOLIO MANAGERS

An ATFA investment team serves as manager for this portfolio.

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                   AAGRP-3 Asset Allocation - Growth Portfolio

Asset Allocation - Moderate Portfolio (formerly Moderate Asset Allocation)



INVESTMENT RESTRICTIONS


The portfolio may not, as a matter of fundamental policy:

1. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

2. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

3. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

4. Lend any security or make any other loan if, as a result, more than 25% of the portfolio's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities, or to repurchase agreements).

5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

6. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the portfolio's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

Furthermore, the portfolio has adopted the following non-fundamental restrictions that may be changed by the Board of Trustees of the portfolio without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

(B) The portfolio may not sell securities short, except short sales "against the box."

(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

                                      ATSF
                 AAMODP-1 Asset Allocation - Moderate Portfolio

(E) The portfolio may not invest for purposes of exercising control or management.

NOTE: This portfolio commenced operations on May 1, 2002, so the following data covers from that date until the fiscal period ended December 31, 2002.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Asset Allocation - Moderate Portfolio paid $4,671 for the fiscal period ended December 31, 2002.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA"), 570 Carillon Parkway, St. Petersburg, FL 33716, serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



 2002                2001              2000
 ----                ----              ----
$90,618              N/A               N/A



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amount for the last three fiscal years:



 2002                2001              2000
 ----                ----              ----
$17,661              N/A               N/A



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2004, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.25%. The expenses paid for the last three fiscal years were as follows:



2002                2001              2000
----                ----              ----
$-0-                N/A               N/A



BORROWING



Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 25% of total assets.



To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.



COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



        Aggregate Commissions
        Year Ended December 31
        ----------------------
2002             2001            2000
----             ----            ----
$-0-             N/A              N/A


                                      ATSF
                 AAMODP-2 Asset Allocation - Moderate Portfolio

                  Affiliated Brokerage Commissions
                       Year Ended December 31
                       ----------------------
2002           %          2001          %         2000         %
----           -          ----          -         ----         -
$-0-         -0-%         N/A          N/A        N/A         N/A



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



 2002                2001              2000
 ----                ----              ----
20.60%               N/A               N/A


PORTFOLIO MANAGERS

An ATFA investment team provides advisory services for this portfolio.

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                 AAMODP-3 Asset Allocation - Moderate Portfolio

Asset Allocation - Moderate Growth Portfolio (formerly Moderately Aggressive Asset Allocation)



INVESTMENT RESTRICTIONS


The portfolio may not, as a matter of fundamental policy:

1. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

2. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

3. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

4. Lend any security or make any other loan if, as a result, more than 25% of the portfolio's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities, or to repurchase agreements).

5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

6. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the portfolio's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

Furthermore, the portfolio has adopted the following non-fundamental restrictions that may be changed by the Board of Directors of the Fund without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors as permitted under the 1940 Act.

(B) The portfolio may not sell securities short, except short sales "against the box."

(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

                                      ATSF
              AAMGP-1 Asset Allocation - Moderate Growth Portfolio

(E) The portfolio may not invest for purposes of exercising control or management.

NOTE: This portfolio commenced operations on May 1, 2002, so the following data covers from that date until the fiscal period ended December 31, 2002.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Asset Allocation - Moderate Growth Portfolio paid $4,592 for the fiscal period ended December 31, 2002.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA"), 570 Carillon Parkway, St. Petersburg, FL 33716, serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



 2002                2001              2000
 ----                ----              ----
$89,655              N/A               N/A



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the past three fiscal years:



 2002                2001              2000
 ----                ----              ----
$17,661              N/A               N/A



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2004, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.25%. The expenses paid for the last three fiscal years were as follows:



2002                2001              2000
----                ----              ----
$-0-                N/A               N/A



BORROWING



Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 25% of total assets.



To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.



COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



          Aggregate Commissions
          Year Ended December 31
          ----------------------
2002               2001              2000
----               ----              ----
$-0-                N/A               N/A


                                      ATSF
              AAMGP-2 Asset Allocation - Moderate Growth Portfolio

                  Affiliated Brokerage Commissions
                      Year Ended December 31
                      ----------------------
2002           %          2001         %          2000           %
----           -          ----         -          ----           -
$-0-         -0-%         N/A         N/A         N/A           N/A



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



 2002                2001              2000
 ----                ----              ----
22.84%               N/A               N/A


PORTFOLIO MANAGERS

An ATFA investment team provides advisory services for this portfolio.

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
              AAMGP-3 Asset Allocation - Moderate Growth Portfolio

BlackRock Global Science & Technology Opportunities (formerly BlockRock Global Science & Technology)



INVESTMENT RESTRICTIONS


The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the portfolio's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements or bank borrowing.

3. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

4. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

5. Underwrite securities issued by other persons, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective.

6. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts.

7. Purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions and that margin payments and other deposits in connection with transactions in options, futures contracts and options on futures contracts shall not be deemed to constitute purchasing securities on margin.

8. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments provided this limitation shall not prohibit the portfolio from purchasing or selling options and futures contracts or investing in securities or other instruments backed by physical commodities.

9. Make loans, except through (a) the purchase of debt obligations in accordance with the portfolio's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and
(c) loans of securities as permitted by applicable law.

Furthermore, the portfolio has adopted the following non-fundamental restrictions that may be changed by the Board of Directors of the Fund without shareholder approval:

(A) The portfolio may not invest in companies for the purpose of exercising control or management.

(B) The portfolio may not make short sales of securities or maintain a short position. This restriction shall not apply to transactions involving selling securities "short against the box."

                                      ATSF
          BRGSTO-1 BlackRock Global Science & Technology Opportunities

(C) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment,

(E) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. BlackRock Global Science & Technology Opportunities paid $39 for the fiscal year ended December 31, 2002.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



  2002                2001                2000
  ----                ----                ----
$12,196              $3,096                N/A



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



  2002                2001                2000
  ----                ----                ----
$30,412               $-0-                 N/A



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



The investment adviser has agreed to pay, at least until April 30, 2004, expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.40%. This amount is reduced by the amount to be reimbursed by the sub-adviser pursuant to the Expense Limitation Agreement with ATFA. ATFA and/or the sub-adviser have paid or are obligated to pay the following amounts for the last three fiscal years:



                         2002                2001                 2000
                         ----                ----                 ----
   ATFA                 $-0-                $-0-                  N/A
Sub-Adviser             $71,178             $32,177               N/A


BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 33-1/3% of total assets.

To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.

                                      ATSF
          BRGSTO-2 BlackRock Global Science & Technology Opportunities

COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



         Aggregate Commissions
         Year Ended December 31
         ----------------------
2002(1)           2001(1)         2000
-------           -------         ----
$23,315           $1,926           N/A



               Affiliated Brokerage Commissions
                     Year Ended December 31
                     ----------------------
2002           %          2001        %       2000         %
----           -          ----        -       ----         -
$48          0.21%        $-0-       -0-%     N/A         N/A


(1) The percentage of the portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through ABN Amro Securities for the years ended December 31, 2002 and 2001 was less than 1.00%.

PORTFOLIO TURNOVER RATE

The portfolio's turnover rate for the portfolio for the last three fiscal years is as follows:

 2002              2001           2000
 ----              ----           ----
356.31%           224.99%          N/A

THE SUB-ADVISER

BlackRock Advisors, Inc. ("BlackRock") serves as sub-adviser to BlackRock Global Science & Technology Opportunities. BlackRock, located at 100 Bellevue Parkway, Wilmington, DE 19809, is a majority-owned subsidiary of The PNC Financial Services Group, Inc.

The sub-adviser serves pursuant to a Sub-Advisory Agreement dated July 16, 2001, between ATFA and BlackRock. The agreement continues in effect from year to year if approved annually.

PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals. The team includes the following individuals who have day-to-day responsibility:

Thomas P. Callan, CFA, Managing Director and senior portfolio manager, is a member of the emerging growth equity team. He is lead manager for international small cap portfolios and co-portfolio manager for small and mid cap growth portfolios and a member of the Global Equity Operating Committee and the Equity Investment Strategy Group

Before becoming part of BlackRock in 1998, Mr. Callan was with the PNC Asset Management Group, which he joined in 1994. Mr. Callan began his career at PNC Bank as a personal trust portfolio manager in 1988 and became a research analyst in 1992.

Mr. Callan received a BA degree in economics from Boston College in 1981.

Daniel M. Rea, Vice President and portfolio manager, is a member of the emerging growth equity team. He is responsible for coverage of stocks in the health care sector.

Mr. Rea joined BlackRock in 2000 from Driehaus Capital Management where he was a health care analyst and later the portfolio manager of the Driehaus Emerging Growth Fund and Driehaus Recent Issues Fund. Prior to joining Driehaus in 1997, he was with GE Capital Corporation in the Financial Management Program. This position included rotations with GE Capital Aviation Services in Shannon, Ireland and in the Corporate and Financial Planning and Analysis Group.

Mr. Rea received a BS degree in business administration from Marquette University in 1995.

                                      ATSF
          BRGSTO-3 BlackRock Global Science & Technology Opportunities

SUB-ADVISER COMPENSATION

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for BlackRock Global Science & Technology Opportunities is as follows:

    50% of the fees received by ATFA, less 100% of excess expenses paid by the investment adviser.

SUB-ADVISORY FEES


The sub-adviser was paid the following amounts for the last three fiscal years (excludes amounts withheld pursuant to the Expense Limitation Agreement):



 2002               2001              2000
 ----               ----              ----
$6,098             $1,548             N/A


NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
          BRGSTO-4 BlackRock Global Science & Technology Opportunities

BLACKROCK LARGE CAP VALUE

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one issuer exceeds 5% of the value of the portfolios' total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

3. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the portfolio's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements or bank borrowing.

4. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

5. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

6. Underwrite securities issued by other persons, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective.

7. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts.

8. Purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions and that margin payments and other deposits in connection with transactions in options, futures contracts and options on futures contracts shall not be deemed to constitute purchasing securities on margin.

9. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments provided this limitation shall not prohibit the portfolio from purchasing or selling options and futures contracts or investing in securities or other instruments backed by physical commodities.

10. Make loans, except through (a) the purchase of debt obligations in accordance with the portfolio's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law.

Furthermore, the portfolio has adopted the following non-fundamental restrictions that may be changed by the Board of Directors of the Fund without shareholder approval:

                                      ATSF
                        BRLCV-1 BlackRock Large Cap Value

(A) The portfolio may not invest in companies for the purpose of exercising control or management.

(B) The portfolio may not make short sales of securities or maintain a short position. This restriction shall not apply to transactions involving selling securities "short against the box."

(C) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by a portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments). Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. BlackRock Large Cap Value paid $39 for the fiscal year ended December 31, 2002.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



 2002                2001             2000
 ----                ----             ----
$6,981              $2,801             N/A



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



 2002                2001             2000
 ----                ----             ----
$30,412              $-0-              N/A



PORTFOLIO EXPENSES PAID BY THE INVESTMENT ADVISER



The investment adviser agreed to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.30%. This amount is reduced by the amount to be reimbursed by the sub-adviser pursuant to the Expense Limitation Agreement with ATFA. ATFA and/or the sub-adviser have paid or are obligated to pay the following amounts for the last three fiscal years:



                      2002              2001              2000
                      ----              ----              ----
    ATFA             $-0-              $-0-               N/A
Sub-Adviser          $65,365           $25,672            N/A


                                      ATSF
                        BRLCV-2 BlackRock Large Cap Value

BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 33-1/3% of total assets.

To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.


COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



       Aggregate Commissions
       Year Ended December 31
       ----------------------
2002(1)          2001(1)          2000
-------          -------          ----
$4,181           $1,562           N/A



                 Affiliated Brokerage Commissions
                      Year Ended December 31
                      ----------------------
2002           %          2001          %         2000          %
----           -          ----          -         ----          -
$6           0.14%        $13         0.83%        N/A         N/A



(1) The percentage of the portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through ABN Amro Securities for the years ended December 31, 2002 and 2001 was less than 1.00%.



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



 2002              2001           2000
 ----              ----           ----
145.68%           30.66%           N/A



THE SUB-ADVISER



BlackRock Advisors, Inc. ("BlackRock") serves as sub-adviser to BlackRock Large Cap Value. BlackRock, located at 100 Bellevue Parkway, Wilmington, DE 19809, is a majority-owned subsidiary of The PNC Financial Services Group, Inc.



The sub-adviser serves pursuant to a Sub-Advisory Agreement dated April 16, 2001 between ATFA and BlackRock. The agreement continues forward from year to year if approved annually.



PORTFOLIO MANAGERS



The portfolio is co-managed by David E. Byrket, CFA, Managing Director and Frederick W. Herrman, CFA, Managing Director at BlackRock.



Prior to joining BlackRock in 2003, both Mr. Byrket and Mr. Herrman were Managing Directors and portfolio managers at Weiss, Peck and Greer, LLC since 2001. They were responsible for managing quantitative equity portfolios since 1996. Mr. Byrket and Mr. Herrman have been co-managers of the portfolio since March 2003.


SUB-ADVISER COMPENSATION

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is as follows:

    50% of the fees received by the investment adviser, less 100% of excess expenses paid by the investment adviser.

                                      ATSF
                        BRLCV-3 BlackRock Large Cap Value

SUB-ADVISORY FEES



The sub-adviser was paid the following amounts for the last three fiscal years (excludes amounts withheld pursuant to the Expense Limitation Agreement):



 2002              2001              2000
 ----              ----              ----
$3,490            $1,400              N/A


NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                        BRLCV-4 BlackRock Large Cap Value

BLACKROCK MID CAP GROWTH

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

3. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the portfolio's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements or bank borrowing.

4. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

5. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

6. Underwrite securities issued by other persons, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective.

7. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options in futures contracts.

8. Purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions and that margin payments and other deposits in connection with transactions in options, futures contracts and options on futures contracts shall not be deemed to constitute purchasing securities on margin.

9. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments provided this limitation shall not prohibit the portfolio from purchasing or selling options and futures contracts or investing in securities or other instruments backed by physical commodities.

10. Make loans, except through (a) the purchase of debt obligations in accordance with the portfolio's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law.

Furthermore, the portfolio has adopted the following non-fundamental restrictions that may be changed by the Board of Directors of the Fund without shareholder approval:

(A) The portfolio may not invest in companies for the purpose of exercising control or management.

                                      ATSF
                        BRMCG-1 BlackRock Mid Cap Growth

(B) The portfolio may not make short sales of securities or maintain a short position. This restriction shall not apply to transactions involving selling securities "short against the box."

(C) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by a portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments). Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. BlackRock Mid Cap Growth paid $79 for the fiscal year ended December 31, 2002.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



  2002             2001           2000
  ----             ----           ----
$ 18,709         $  2,840         N/A



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



  2002            2001             2000
  ----            ----             ----
$ 30,412          $-0-             N/A



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



The investment adviser agreed to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.30%. This amount is reduced by the amount to be reimbursed by the sub-adviser pursuant to the Expense Limitation Agreement with ATFA. ATFA and/or the sub-adviser have paid or are obligated to pay the following amounts for the last three fiscal years:



                     2002            2001             2000
                     ----            ----             ----
   ATFA            $     -0-       $      -0-          N/A
Sub-Adviser        $ 64,352        $  29,163           N/A


BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 33 1/3% of total assets.

To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.
                                      ATSF
                        BRMCG-2 BlackRock Mid Cap Growth

COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



             AGGREGATE COMMISSIONS
             YEAR ENDED DECEMBER 31
2002(1)               2001(1)               2000
-------               -------               ----
$22,536               $3,067                N/A



                    AFFILIATED BROKERAGE COMMISSIONS
                         YEAR ENDED DECEMBER 31
2002            %           2001            %           2000           %
----            -           ----            -           ----           -
$ 16          0.07%         $ 18          0.59%          N/A          N/A



(1) The percentage of the portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through ABN Amro Securities for the years ended December 31, 2002 and 2001 was less than 1.00%.



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



 2002                 2001                2000
 ----                 ----                ----
189.08%              147.73%              N/A


THE SUB-ADVISER

BLACKROCK ADVISORS, INC. ("BLACKROCK") serves as sub-adviser to BlackRock Mid Cap Growth. BlackRock, located at 100 Bellevue Parkway, Wilmington, DE 19809, is a majority-owned subsidiary of The PNC Financial Services Group, Inc.

The sub-adviser serves pursuant to a Sub-Advisory Agreement dated July 16, 2001 between ATFA and BlackRock. The agreement continues forward from year to year if approved annually.

PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals. The members of this team also manage BlackRock Global Science & Technology Opportunities.

NEIL D. WAGNER, Director, is lead portfolio manager for all small, small/mid and mid cap growth equity portfolios, including the BlackRock Small Cap Growth Fund.

Prior to joining BlackRock in 2002, Mr. Wagner managed $5 billion in small and mid cap growth portfolios at MFS Investment Management, including the New Discovery Fund and the Institutional Emerging Equities Fund. Prior to joining MFS in 1998, Mr. Wagner worked as a senior research analyst for small cap growth portfolios at DFS Advisors LLC. From 1995-1997, he was an analyst at Berkshire Partners, LLC, a private equity investment firm. Mr. Wagner began his career as a management consultant with Bain & Company, Inc.

Mr. Wagner received a BA degree, summa cum laude, with high honors in mathematics and physics from Colgate University in 1993.

BRIAN E. STACK, Managing Director, is head of the small and mid cap growth team in Boston and is portfolio manager for the Cyllenius long-short growth equity hedge funds. In addition, he serves a back-up portfolio manager for the fundamental small, small/mid, and mid cap growth equity portfolios.

Prior to joining BlackRock in 2002, Mr. Stack was the co-founder of Cyllenius Capital Management where he was the sole portfolio manager responsible for managing a $100 million long-short equity hedge fund. Prior to founding Cyllenius in 2001, Mr. Stack was a portfolio manager at MFS Investment Management. At MFS, Mr. Stack was the portfolio manager for the MFS Institutional Emerging Equities Fund and related separate accounts and the MFS New Discovery Fund, as well as four hedge funds. These

                                      ATSF
                        BRMCG-3 BlackRock Mid Cap Growth
portfolios collectively accounted for nearly $7 billion in total assets under management. Before joining MFS in 1993, Mr. Stack spent six years as a sell-side securities analyst, principally with Robertson Stephens & Company. He was a member of the technology research group, specializing in the computer services industry. Mr. Stack began his investment career in 1983 at The Chase Manhattan Bank, N.A.

Mr. Stack earned a BA degree in economics from Boston College in 1978 and an MBA degree from the University of Virginia in 1983.

SUB-ADVISER COMPENSATION

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for this portfolio is as follows:

     50% of the fees received by the investment adviser, less 100% of excess expenses paid by the investment adviser.

SUB-ADVISORY FEES


The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years (excludes amounts withheld pursuant to the Expense Limitation Agreement):



 2002                2001               2000
 ----                ----               ----
$9,355              $1,420              N/A


NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                        BRMCG-4 BlackRock Mid Cap Growth

CAPITAL GUARDIAN GLOBAL

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the portfolio's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

3. Purchase or sell physical commodities (but this shall not prevent the portfolio from entering into future contracts and options thereon).

4. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

5. Lend any security although the portfolio may lend portfolio securities provided that the aggregate of such loans does not exceed 33 1/3% of the value of the portfolio's total assets. The portfolio may purchase money market securities, enter into repurchase agreements and acquire publicly distributed or privately placed debt securities, and purchase debt.

6. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

8. Underwrite securities issued by other persons, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective.

Furthermore, the portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Directors of the Fund without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

                                      ATSF
                          CGG-1 Capital Guardian Global

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

NOTE: The historical financial information for this portfolio has been derived from the prior operating history of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO

DIRECTORS' FEES


The portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Capital Guardian Global paid $3,508 for the fiscal period ended December 31, 2002.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



  2002              2001            2000
  ----              ----            ----
$721,721          $454,730        $542,729



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three years:



  2002               2001              2000
  ----               ----              ----
$ 35,610           $ 44,832          $ 45,287



PORTFOLIO EXPENSES PAID BY THE INVESTMENT ADVISER



The investment adviser has voluntarily undertaken, at least until April 30, 2004, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.32%. This arrangement began on January 1, 2003; therefore, no expenses were paid for prior fiscal years.



BORROWING



Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes as permitted by law.



COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



          AGGREGATE COMMISSIONS
          YEAR ENDED DECEMBER 31
  2002             2001             2000
  ----             ----             ----
$231,466          $54,563         $453,376


                                      ATSF
                          CGG-2 Capital Guardian Global

                 AFFILIATED BROKERAGE COMMISSIONS
                      YEAR ENDED DECEMBER 31
2002            %          2001         %          2000          %
----            -          ----         -          ----          -
$-0-           -0-%        $-0-        -0-%        $-0-        -0-%



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



2002              2001            2000
----              ----            ----
33.01%            45.0%           303.0%



THE SUB-ADVISER



CAPITAL GUARDIAN TRUST COMPANY ("CAPITAL GUARDIAN"), 333 South Hope Street, Los Angeles, CA 90071, is the portfolio's sub-adviser. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of the Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968 and manages approximately $105 billion in investments as of December 31, 2002.



Capital Guardian serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002. The agreement will continue in effect year to year if approved annually.



PORTFOLIO MANAGERS



Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.



SUB-ADVISER COMPENSATION



The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is:



     0.65% of assets up to $150 million; 0.55% over $150 million up to $300 million; 0.45% over $300 million up to $500 million; and 0.40% in excess of $500 million



SUB-ADVISORY FEES



The sub-adviser was paid fees in the following amounts for the last three fiscal years:



  2002              2001           2000
  ----              ----           ----
$446,781          $281,237       $335,700



NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATSF
                          CGG-3 Capital Guardian Global

CAPITAL GUARDIAN U.S. EQUITY

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the portfolio's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

3. Purchase or sell physical commodities (but this shall not prevent the portfolio from entering into future contracts and options thereon).

4. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

5. Lend any security although the portfolio may lend portfolio securities provided that the aggregate of such loans does not exceed 33 1/3% of the value of the portfolio's total assets. The portfolio may purchase money market securities, enter into repurchase agreements and acquire publicly distributed or privately placed debt securities, and purchase debt.

6. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

8. Underwrite securities issued by other persons, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective.

Furthermore, the portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Directors of the Fund without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

                                      ATSF
                      CGUSE-1 Capital Guardian U.S. Equity

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

(F) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

NOTE: The historical financial information for this portfolio has been derived from the prior operating history of the predecessor portfolio, Capital Guardian's U.S. Equity Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Capital Guardian U.S. Equity paid $3,806 in directors' fees and expenses for the fiscal period ended December 31, 2002.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



  2002            2001            2000
  ----            ----            ----
$630,511        $311,250         $61,150



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



  2002              2001            2000
  ----              ----            ----
$32,544           $44,138          $9,490


PORTFOLIO EXPENSES PAID BY THE INVESTMENT ADVISER

The investment adviser has voluntarily undertaken, at least until April 30, 2004, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.06%. This arrangement began on January 1, 2003; therefore, no expenses were paid for prior fiscal years.

BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes as permitted by law.

                                      ATSF
                      CGUSE-2 Capital Guardian U.S. Equity

COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the past three fiscal years:



            AGGREGATE COMMISSIONS
            YEAR ENDED DECEMBER 31
  2002                2001               2000
  ----                ----               ----
$209,905            $45,099            $105,822



                AFFILIATED BROKERAGE COMMISSIONS
                     YEAR ENDED DECEMBER 31
2002            %          2001         %         2000         %
----            -          ----         -         ----         -
$-0-           -0-%        $-0-        -0-%       $-0-       -0-%



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



 2002               2001               2000
 ----               ----               ----
22.69%              39.0%             108.0%



THE SUB-ADVISER



CAPITAL GUARDIAN TRUST COMPANY ("CAPITAL GUARDIAN") serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002. The agreement will continue in effect year to year if approved annually.



Capital Guardian, 333 South Hope Street, Los Angeles, CA 90071, is the portfolio's sub-adviser. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of the Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968 and managed approximately $105 billion in investments as of December 31, 2002.


PORTFOLIO MANAGERS

Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

SUB-ADVISER COMPENSATION

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is:

     0.50% of assets up to $150 million; 0.45% of assets over $150 million up to $300 million; 0.35% of assets over $300 million up to $500 million; and 0.30% of assets over $500 million

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:


  2002              2001              2000
  ----              ----              ----
$370,889          $183,247          $36,000


NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.
                                      ATSF
                      CGUSE-3 Capital Guardian U.S. Equity

CAPITAL GUARDIAN VALUE

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the portfolio's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

3. Purchase or sell physical commodities (but this shall not prevent the portfolio from entering into future contracts and options thereon).

4. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

5. Lend any security although the portfolio may lend portfolio securities provided that the aggregate of such loans does not exceed 33 1/3% of the value of the portfolio's total assets. The portfolio may purchase money market securities, enter into repurchase agreements and acquire publicly distributed or privately placed debt securities, and purchase debt.

6. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

8. Underwrite securities issued by other persons, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective.

Furthermore, the portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Directors of the Fund without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

                                      ATSF
                          CGV-1 Capital Guardian Value

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(F) The portfolio may not sell securities short, except short sales "against the box."

NOTE: The historical financial information for this portfolio has been derived from the prior operating history of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



The portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Capital Guardian Value paid $14,249 in directors' fees and expenses for the fiscal period ended December 31, 2002.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts in fees for the last three fiscal years:



   2002              2001              2000
   ----              ----              ----
$2,055,752        $1,614,141        $1,476,561



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



 2002              2001             2000
 ----              ----             ----
$47,850           $73,353          $72,097



PORTFOLIO EXPENSES PAID BY THE INVESTMENT ADVISER



The investment adviser has voluntarily undertaken, at least until April 30, 2004, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.92%. This arrangement began on January 1, 2003; therefore, no expenses were paid for prior fiscal years.



BORROWING



Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes as permitted by law.



COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



             AGGREGATE COMMISSIONS
             YEAR ENDED DECEMBER 31
  2002                2001               2000
  ----                ----               ----
$524,392            $321,379           $437,676


                                      ATSF
                          CGV-2 Capital Guardian Value

                 AFFILIATED BROKERAGE COMMISSIONS
                      YEAR ENDED DECEMBER 31
2002           %         2001        %          2000          %
----           -         ----        -          ----          -
$-0-          -0-%       $-0-       -0-%        $-0-         -0-%



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the portfolio for the last three years is as follows:



 2002               2001               2000
 ----               ----               ----
39.43%              55.0%              85.0%



THE SUB-ADVISER



CAPITAL GUARDIAN TRUST COMPANY ("CAPITAL GUARDIAN"), 333 South Hope Street, Los Angeles, CA 90071, is the portfolio's sub-adviser. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of the Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968 and managed approximately $105 billion in investments as of December 31, 2002.


Capital Guardian serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002. The agreement will continue in effect year to year if approved annually.

PORTFOLIO MANAGERS

Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

SUB-ADVISER COMPENSATION

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is:

     0.50% of assets up to $150 million; 0.45% over $150 million up to $300 million; 0.35% over $300 million up to $500 million; and 0.30% in excess of $500 million

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:


   2002             2001             2000
   ----             ----             ----
$1,163,947        $929,545         $850,000


NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                          CGV-3 Capital Guardian Value

CLARION REAL ESTATE SECURITIES

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. Invest less than 25% of its assets in securities of issuers primarily engaged in the real estate industry. The portfolio will not invest more than 25% of its assets in the securities of issuers primarily engaged in any other single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

2. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

3. Invest directly in real estate or interests in real estate; however, the portfolio may own securities or other instruments backed by real estate, including mortgage-backed securities, or debt or equity securities issued by companies engaged in those businesses and the portfolio may hold and sell real estate acquired by the portfolio as a result of the ownership of securities.

4. Make loans, except that the portfolio (i) may lend portfolio securities with a value not exceeding one-third of the portfolio's total assets, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of debt obligations (including privately issued debt obligations), loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

6. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of the portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the portfolio's total assets by reason of the decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

Furthermore, the portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

(A) The portfolio may not (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

(B) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short.

                                      ATSF
                      CRES-1 Clarion Real Estate Securities

(C) The portfolio may not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits in connection with transactions in options, futures contracts, swaps and forward contracts and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

(D) The portfolio may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as otherwise permitted under the 1940 Act.

(E) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

(F) The portfolio may not invest in companies for the purpose of exercising control or management.

(G) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



The portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Clarion Real Estate Securities paid $3,992 for the fiscal year ended December 31, 2002.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



  2002              2001             2000
  ----              ----             ----
$729,249          $239,804         $65,219



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



  2002              2001             2000
  ----              ----             ----
$30,412            $5,779            $664



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



The investment adviser has voluntarily undertaken, until at least April 30, 2004, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:



2002              2001             2000
----              ----             ----
$-0-            $40,053          $58,192


BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 33 1/3% of total assets.

                                      ATSF
                      CRES-2 Clarion Real Estate Securities

To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:


          AGGREGATE COMMISSIONS
          YEAR ENDED DECEMBER 31
  2002              2001             2000
  ----              ----             ----
$500,383          $236,935         $84,510



                  AFFILIATED BROKERAGE COMMISSIONS
                       YEAR ENDED DECEMBER 31
2002             %           2001        %          2000          %
----             -           ----        -          ----          -
$-0-            -0-%         $-0-       -0-%        $-0-         -0-%



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the portfolio for the last three fiscal years is as follows:



 2002              2001             2000
 ----              ----             ----
123.25%           171.63%          291.38%



THE SUB-ADVISER



ING CLARION REAL ESTATE SECURITIES ("CLARION"), located at 259 North Radnor-Chester Road, Suite 205, Radnor, Pennsylvania 19087, serves as sub-adviser for this portfolio.



The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2002, between ATFA and Clarion. This agreement continues in effect from year to year if approved annually.



Clarion is a registered investment adviser, and through its predecessors, has been managing investments in real estate securities on behalf of institutional investors since 1984. As of December 31, 2002, Clarion had approximately $1.8 billion in assets under management.


PORTFOLIO MANAGERS

T. RITSON FERGUSON, CFA, AND JOSEPH(SM)ITH, CFA have served as co-portfolio managers since May 2002.

MR. FERGUSON is Managing Director and Chief Investment Officer of Clarion. He has more than 15 years of investment experience. Prior to joining Clarion, Mr. Ferguson gained extensive direct real estate investment experience at Radnor Advisers and Trammell Crow Company where he was involved with acquisition, development and management of commercial real estate since 1986.

MR.SMITH, Director, is a member of the Investment Policy Committee. Before joining Clarion in 1997, he was previously with Alex Brown & Sons, Inc., as an Associate in the Real Estate Investment Banking Group.

SUB-ADVISER COMPENSATION

     The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is:

     0.40% of the portfolio's average daily net assets, less 50% of excess expenses

                                      ATSF
                      CRES-3 Clarion Real Estate Securities

SUB-ADVISORY FEES



The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:*



  2002                2001             2000
  ----                ----             ----
$364,625            $120,265          $32,297


* Prior to May 1, 2002, J.P. Morgan Investment Management, Inc. served as sub-adviser for this portfolio.

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                      CRES-4 Clarion Real Estate Securities

DREYFUS MID CAP

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Purchase any securities which would cause 25% or more of the value of the portfolio's assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities, and state or municipal governments and their political subdivisions are not considered members of any industry. In addition, this limitation does not apply to investments in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks.)

3. Borrow money or issue senior securities as defined in the 1940 Act except that (a) the portfolio may borrow money in an amount not exceeding one-third of the portfolio's total assets at the time of such borrowings, and (b) the portfolio may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

4. Make loans or lend securities, if as a result thereof more than one-third of the portfolio's total assets would be subject to all such loans. For purposes of this limitation debt instruments and repurchase agreements shall not be treated as loans.

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in real estate business or invest or deal in real estate interests therein).

6. Underwrite securities issued by any other person, except to the extent that the purchase of securities and later disposition of such securities in accordance with the portfolio's investment program may be deemed an underwriting.

7. Purchase or sell commodities except that the portfolio may enter into futures contracts and related options, forward currency contracts and other similar instruments.

Furthermore, the portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

(A) The portfolio shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling short.

(B) The portfolio shall not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(C) The portfolio will invest no more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days and other securities which are not readily marketable. For purposes of this limitations, illiquid securities shall not include Section 4(2) paper and securities which may be resold under Rule 144A under the Securities Act of 1933, provided the Board of Directors, or its delegate, determines that such securities are liquid based upon the trading market for the specific security.

(D) The portfolio may not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

                                      ATSF
                              DMC-1 Dreyfus Mid Cap

(E) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

FEES PAID BY PORTFOLIO

DIRECTORS' FEES


Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Dreyfus Mid Cap paid $2,360 for the fiscal year ended December 31, 2002.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



  2002               2001              2000
  ----               ----              ----
$430,785           $192,720           $64,970



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



  2002              2001              2000
  ----              ----              ----
$30,412            $5,059             $794



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2004, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:



  2002               2001              2000
  ----               ----              ----
$69,385            $76,924           $68,550



BORROWING



Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 33 1/3% of total assets.



To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.



COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



             AGGREGATE COMMISSIONS
            YEAR ENDED DECEMBER 31
  2002                2001               2000
  ----                ----               ----
$133,928            $46,422            $17,348


                                      ATSF
                              DMC-2 Dreyfus Mid Cap

                  AFFILIATED BROKERAGE COMMISSIONS
                       YEAR ENDED DECEMBER 31
2002           %           2001         %           2000         %
----           -           ----         -           ----         -
$-0-          -0-%         $-0-        -0-%         $-0-        -0-%



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the portfolio for the last three fiscal years is as follows:



 2002                2001              2000
 ----                ----              ----
84.87%              77.66%            110.82%


THE SUB-ADVISER

THE DREYFUS CORPORATION ("DREYFUS"), located at 200 Park Avenue, New York, NY 10166, serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 3, 1999 between ATFA and Dreyfus. The agreement continues in effect from year to year if approved annually.

Dreyfus is a wholly owned subsidiary of Mellon Bank. Dreyfus managed assets in excess of $183 billion as of December 31, 2002.

PORTFOLIO MANAGERS

JOHN O'TOOLE has served as portfolio manager since its inception, and has been employed by Dreyfus as a portfolio manager since 1994. Mr. O'Toole is a senior vice president and portfolio manager for Mellon Equity Associates, LLP, a wholly owned subsidiary of Mellon Bank, N.A. He has been with Mellon Bank, N.A. since 1979.

SUB-ADVISER COMPENSATION

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is:

     0.45% of the first $100 million of the portfolio's average daily net assets; 0.40% in excess of $100 million (from first dollar)

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:


  2002                2001               2000
  ----                ----               ----
$228,062            $102,390           $34,034


NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                              DMC-3 Dreyfus Mid Cap

DREYFUS SMALL CAP VALUE (CLOSED TO NEW INVESTORS)

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the portfolio's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

3. Purchase or sell physical commodities (but this shall not prevent the portfolio from entering into future contracts and options thereon).

4. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

5. Lend any security although the portfolio may lend portfolio securities provided that the aggregate of such loans does not exceed 33 1/3% of the value of the portfolio's total assets. The portfolio may purchase money market securities, enter into repurchase agreements and acquire publicly distributed or privately placed debt securities, and purchase debt.

6. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

8. Underwrite securities issued by other persons, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective.

Furthermore, the portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Directors of the Fund without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

                                      ATSF
                         DSCV-1 Dreyfus Small Cap Value

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

(F) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

NOTE: The historical financial information is derived from the financial history of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Dreyfus Small Cap Value paid $16,801 in fees and expenses for the fiscal period ended December 31, 2002.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



   2002                 2001              2000
   ----                 ----              ----
$2,163,490           $2,054,816        $1,675,098



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the fiscal year ended December 31, 2002



 2002               2001              2000
 ----               ----              ----
$56,545           $100,851           $76,284


PORTFOLIO EXPENSES PAID BY THE INVESTMENT ADVISER

The investment adviser has voluntarily undertaken, at least until April 30, 2004, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.89%. This arrangement began on January 1, 2003; therefore, no expenses were paid for prior fiscal years.

BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes as permitted by law.

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                                      ATSF
                         DSCV-2 Dreyfus Small Cap Value

             AGGREGATE COMMISSIONS
             YEAR ENDED DECEMBER 31
   2002               2001               2000
   ----               ----               ----
$3,070,280         $1,804,680         $1,511,039



                 AFFILIATED BROKERAGE COMMISSIONS
                      YEAR ENDED DECEMBER 31
2002          %          2001         %           2000          %
----          -          ----         -           ----          -
$-0-         -0-%        $-0-        -0-%         $-0-         -0-%



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



 2002                2001               2000
 ----                ----               ----
132.98%             172.0%             192.0%



THE SUB-ADVISER



THE DREYFUS CORPORATION ("DREYFUS"), 200 Park Avenue, New York, New York 10166, is the portfolio's sub-adviser. Dreyfus, established in 1951, is one of the nation's leading fund companies, managing approximately $183 billion of assets as of December 31, 2002. Dreyfus is a wholly owned subsidiary of Mellon Bank Corporation.



Dreyfus serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002. The agreement will continue in effect from year to year if approved annually.



PORTFOLIO MANAGER



PETER L. HIGGINS is the portfolio manager for the Dreyfus Small Cap Value portfolio. Mr. Higgins has been employed by The Boston Company Asset Management, LLC, a subsidiary of Mellon Financial Corporation, since August 1988 and by Dreyfus since February 1996.



SUB-ADVISER COMPENSATION



The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.375%



SUB-ADVISORY FEES



The sub-adviser received fees for its services for the last three fiscal years as follows:



   2002               2001                2000
   ----               ----                ----
$1,014,137          $963,195            $785,000


NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                         DSCV-3 Dreyfus Small Cap Value

FEDERATED GROWTH & INCOME

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

3. Purchase or sell commodities. However, the portfolio may purchase put options on portfolio securities and on financial futures contracts. In addition, the portfolio reserves the right to hedge the portfolio by entering into financial futures contracts and to sell calls on financial futures contracts.

4. Purchase or sell real estate, although it may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities, which are secured by real estate or interests in real estate.

5. Lend any of its assets except portfolio securities up to one-third of the value of its total assets. This shall not prevent the purchase or holding of corporate bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, repurchase agreements, or other transactions which are permitted by the portfolio's investment objective and policies.

6. Underwrite any issue of securities, except as it may be deemed to be an underwriter under the 1933 Act in connection with the sale of restricted securities which the portfolio may purchase pursuant to its investment objective and policies.

7. Borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the Portfolio by enabling the portfolio to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The portfolio will not purchase any securities while any borrowings are outstanding. However, during the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the portfolio will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

Furthermore, the portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

(A) The portfolio will not sell securities short unless: (i) during the time the short position is open, it owns an equal amount of the securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and (ii) not more than 10% of the portfolio's net assets (taken at current value) is held as collateral for such sales at any one time.

(B) The portfolio will not purchase securities on margin, other than in connection with the purchase of put options on financial futures contracts, but may obtain such short-term credits as may be necessary for the clearance of transactions.

                                      ATSF
                         FGI-1 Federated Growth & Income

(C) The portfolio will not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any securities for which the Board of Directors or the Sub-Adviser has made a determination of liquidity, as permitted under the 1940 Act.

(D) The portfolio will not purchase securities of a company for the purpose of exercising control or management. However, the portfolio will acquire no more than 10% of the voting securities of an issuer and may exercise its voting power in the portfolio's best interest. From time to time, the portfolio, together with other investment companies advised by affiliates or subsidiaries of Federated Investors, may together buy and hold substantial amounts of a company's voting stock. All such stock may be voted together. In some cases, the portfolio and the other investment companies might collectively be considered to be in control of the company in which they have invested.

(E) The portfolio will not purchase the securities of any issuer (other than the U.S. Government, its agencies, or instrumentalities or instruments secured by securities of such issuers, such as repurchase agreements or cash or cash items) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer, or acquire more than 10% of any class of voting securities of any issuer. For these purposes the portfolio takes all common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences.

(F) The portfolio will not write call options on securities unless the securities are held in the portfolio's portfolio or unless the portfolio is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment. The portfolio will not purchase put options on securities unless the securities are held in the portfolio's portfolio.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Federated Growth & Income paid $15,887 for the fiscal year ended December 31, 2002.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



   2002                2001               2000
   ----                ----               ----
$2,662,061          $1,529,795          $654,653



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



 2002                2001              2000
 ----                ----              ----
$33,944            $31,934            $16,991



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2004, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:



2002               2001              2000
----               ----              ----
$-0-               $-0-              $-0-


                                      ATSF
                         FGI-2 Federated Growth & Income

BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 25% of total assets.

To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:


            AGGREGATE COMMISSIONS
            YEAR ENDED DECEMBER 31
   2002               2001             2000
   ----               ----             ----
$1,377,331          $920,919         $454,593



                  AFFILIATED BROKERAGE COMMISSIONS
                       YEAR ENDED DECEMBER 31
2002           %           2001          %         2000         %
----           -           ----          -         ----         -
$-0-          -0-%         $-0-         -0-%       $-0-        -0-%



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



 2002               2001             2000
 ----               ----             ----
145.88%           117.05%           147.18%


THE SUB-ADVISER

FEDERATED INVESTMENT COUNSELING ("FEDERATED"), located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, serves as sub-adviser to this portfolio pursuant to a Sub-Advisory Agreement dated January 1, 1998, between ATFA and Federated. The Agreement continues in effect from year to year if approved annually.

Federated is a wholly owned subsidiary of Federated Investors, Inc. All of the voting securities of Federated Investors, Inc. are owned by a trust, the trustees of which are John F. Donahue, his wife, Rhodora Donahue, and his son,
J. Christopher Donahue.

PORTFOLIO MANAGERS

STEVEN J. LEHMAN, CFA, and JOHN L. NICHOL, CFA, serve as co-portfolio managers of Federated Growth & Income.

Mr. Lehman has served as co-portfolio manager since September 1997. Mr. Lehman joined Federated in May 1997 as a vice president. From 1985 to May 1997, Mr. Lehman served as a portfolio manager, then Vice President/Senior Portfolio Manager at First Chicago NBD Investment Management Company. Mr. Lehman is a Chartered Financial Analyst; he received his M.A. from the University of Chicago.

Mr. Nichol has served as the co-portfolio manager since May 2002. Mr. Nichol joined Federated in September 2002 as an Assistant Vice President/ Senior Investment Analyst. From 1992 - August 2000, Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio.

Federated's disciplined investment selection process is rooted in sound methodologies backed by fundamental and technical research. At Federated, success in investment management does not depend solely on the skill of a single portfolio manager. It is a fusion of individual talents and state-o-the-art industry tools and resources. Federated's investment process involves teams of portfolio managers and analysts, and investment decisions are executed by traders who are dedicated to specific market sectors and who handle trillions of dollars in annual trading volume.
                                      ATSF
                         FGI-3 Federated Growth & Income

SUB-ADVISER COMPENSATION

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is:

     0.50% of the first $30 million of average daily net assets; 0.35% of the next $20 million of average daily net assets; and 0.25% of average daily net assets in excess of $50 million

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:


  2002              2001               2000
  ----              ----               ----
$982,350          $603,337           $311,022


NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                         FGI-4 Federated Growth & Income

GE U.S. EQUITY

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Purchase any security that would cause 25% or more of the value of the portfolio's assets to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government securities. For purposes of this restriction, (a) the government of a country, other than the United States, will be viewed as one industry; and (b) all supranational organizations together will be viewed as one industry.

3. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

4. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

5. Lend any security or make any other loan if, as a result, more than 30% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

7. Borrow money or issue senior securities (as defined in the 1940 Act), except that the portfolio may borrow money from banks for temporary or emergency purposes (not for leveraging or investment) in an aggregate amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) at the time the borrowing is made. Whenever borrowings, including reverse repurchase agreements, of 5% or more of the portfolio's total assets are outstanding, the portfolio will not purchase securities.

8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

Furthermore, the portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

(A) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount of the securities sold short.

(B) The portfolio may not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for clearance of transactions. (For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, options on securities indexes and options on currencies will not be deemed to be a purchase of securities on margin by the portfolio.)

                                      ATSF
                             GEUSE-1 GE U.S. Equity

(C) The portfolio may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as otherwise permitted under the 1940 Act. Investments by the portfolio in GEI Short-Term Investment Fund, a private investment fund advised by GEAM, created specifically to serve as a vehicle for the collective investment of cash balances of the portfolio and other accounts advised by GEAM are not subject to this restriction, pursuant to and in accordance with necessary regulatory approvals.

(D) The portfolio may not invest more than 15% of its net assets in illiquid securities. For purposes of this restriction, illiquid securities are securities that cannot be disposed of by the portfolio within seven days in the ordinary course of business at approximately the amount at which the portfolio has valued the securities. This Restriction does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

(E) The portfolio may not purchase restricted securities if more than 10% of the total assets of the portfolio would be invested in restricted securities. Restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, restricted securities that are eligible for resale pursuant the Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"), that have been determined to be liquid under guidelines established by the Fund's Board of Directors. In no event will the portfolio's investment in illiquid and non-publicly traded securities, in the aggregate, exceed 15% of its net assets.

(F) The portfolio may not invest in companies for the purpose of exercising control or management, except to the extent that exercise by the portfolio of its rights under agreements related to portfolio securities would be deemed to constitute such control.

(G) The portfolio may not purchase or sell put options, call options, spreads or combinations of put options, call options and spreads, except that the portfolio may purchase and sell covered put and call options on securities and stock indexes, and futures contracts and options on futures contracts.

(H) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

With respect to investment restriction 2. above, the portfolio may use the industry classifications reflected by the S&P 500 Composite Stock Index, if applicable at the time of determination. For all other portfolio holdings, the portfolio may use the Directory of Companies Required to File Annual Reports with the SEC and Bloomberg Inc. In addition, the portfolio may select its own industry classifications, provided such classifications are reasonable.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. GE U.S. Equity paid $7,455 for the fiscal year ended December 31, 2002.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



   2002                2001                2000
   ----                ----                ----
$1,188,385          $1,480,096          $1,574,558


ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

                                      ATSF
                             GEUSE-2 GE U.S. Equity

  2002                 2001               2000
  ----                 ----               ----
$30,412              $28,513            $20,915



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2004, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by ATFA for the last three fiscal years:



2002                2001                2000
----                ----                ----
$-0-                $-0-                $-0-



BORROWING



Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 33 1/3% of total assets.



To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.



COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



              AGGREGATE COMMISSIONS
             YEAR ENDED DECEMBER 31
  2002                2001                2000
  ----                ----                ----
$126,881            $192,673            $177,592



                     AFFILIATED BROKERAGE COMMISSIONS
                          YEAR ENDED DECEMBER 31
2002            %           2001           %           2000           %
----            -           ----           -           ----           -
$-0-           -0-%         $-0-          -0-%         $330         0.19%



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the portfolio for the last three fiscal years is as follows:



 2002                2001               2000
 ----                ----               ----
32.97%              53.87%             39.08%



THE SUB-ADVISER



GE ASSET MANAGEMENT INCORPORATED ("GEAM"), located at 3003 Summer Street, P.O. Box 7900, Stamford, Connecticut 06904, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated May 1, 1998, as amended, between ATFA and GEAM. The Agreement continues in effect from year to year if approved annually.



GEAM is a wholly owned subsidiary of General Electric Company and is a registered investment adviser. As of December 31, 2002, GEAM oversaw $171 billion in assets under management.


PORTFOLIO MANAGER

EUGENE K. BOLTON is Director and Executive Vice President of GEAM. He manages the overall U.S. equity investments for GEAM. He leads a team of portfolio managers for the portfolio and has served in that capacity since its inception. Mr. Bolton joined GEAM in 1984 as Chief Financial Officer and has been a portfolio manager since 1986.

                                      ATSF
                             GEUSE-3 GE U.S. Equity

SUB-ADVISER COMPENSATION


The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is:



     0.35% of average daily net assets



SUB-ADVISORY FEES



The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:



  2002               2001               2000
  ----               ----               ----
$594,193           $744,546           $782,781


NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                             GEUSE-4 GE U.S. Equity

GREAT COMPANIES -- AMERICA(SM)

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. Act as underwriter of securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, it may technically be deemed to be an underwriter under certain securities laws.

2. Buy or sell commodities or commodity contracts or future contracts (other than gold or foreign currencies unless acquired as a result of ownership of securities.)

3. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the portfolio may own debt or equity securities issued by companies engaged in those businesses.

4. Borrow money or pledge, mortgage or hypothecate any of its assets except that the portfolio may borrow on a secured or unsecured basis as a temporary measure for extraordinary or emergency purposes. Such temporary borrowing may not exceed 5% of the value of the portfolio's total assets when the borrowing is made.

5. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

6. Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

Furthermore, the portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

(A) The portfolio may not make short sales of securities or maintain a short position. This restriction shall not apply to transactions involving selling securities "short against the box."

(B) The portfolio may not participate on a "joint" or "joint and several" basis in any trading account in securities.

(C) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies.

     Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

(D) The portfolio may not invest in interest in oil, gas, or other mineral exploration or development programs, although it may invest in the marketable securities of companies that invest in or sponsor such programs.

(E) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments). Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

FEES PAID BY PORTFOLIO

DIRECTORS' FEES


Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Great Companies -- America(SM) paid $7,861 for the fiscal year ended December 31, 2002.



                                      ATSF
                      GCA-1 Great Companies -- America(SM)

ADVISORY FEES


AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



   2002                2001               2000
   ----                ----               ----
$1,475,175           $923,383           $225,995



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the past three fiscal years:



  2002                 2001               2000
  ----                 ----               ----
$30,412              $11,016             $1,066



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2004, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by ATFA for the last three fiscal years:



2002                 2001               2000
----                 ----               ----
$-0-                 $-0-               $-0-



BORROWING



Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 5% of total assets.



To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.



COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



            AGGREGATE COMMISSIONS
            YEAR ENDED DECEMBER 31
  2002                2001               2000
  ----                ----               ----
$252,177            $164,957           $58,989



                   AFFILIATED BROKERAGE COMMISSIONS
                        YEAR ENDED DECEMBER 31
2002           %           2001           %           2000           %
----           -           ----           -           ----           -
$-0-          -0-%         $-0-          -0-%        $36,593        100%



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



 2002               2001               2000
 ----               ----               ----
30.84%             69.80%             14.67%


                                      ATSF
                      GCA-2 Great Companies -- America(SM)

THE SUB-ADVISER

GREAT COMPANIES, L.L.C. ("GREAT COMPANIES"), located at 635 Court Street, Suite 100, Clearwater, FL 33756, serves as sub-adviser to this portfolio pursuant to a Sub-Advisory Agreement dated August 30, 2000, between ATFA and Great Companies. This agreement continues in effect from year to year if approved annually.

Great Companies is a professional investment management firm. James H. Huguet, John R. Kenney (Chairman of the Board of the Fund), and AEGON USA are each a controlling minority shareholder of Great Companies. Great Companies may be deemed to be an affiliate of the investment adviser.

PORTFOLIO MANAGERS

JIM HUGUET, GERRY BOLLMAN, CFA, AND MATT STEPHANI, CFA, CPA, serve as co-portfolio managers for this portfolio.

JIM HUGUET has served as Co-CEO, Manager and CIO of Great Companies since May 2000. He has served as manager of each fund since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with Mr. Kenney and Money Services, Inc., formed Great Companies, LLC.

GERRY BOLLMAN, CFA, has served as Executive Vice President of Great Companies since May 2000. He has served as a fund manager of each fund since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies, LLC since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani worked for Deloitte & Touche in Wilton, Connecticut, most recently as an accounting manager in the firm's national office.

Great Companies has provided investment advisory services to various clients services since 2000.

SUB-ADVISER COMPENSATION

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-adviser fee for this portfolio is:

     50% of fees received by the investment adviser for services rendered under the advisory agreement, less 50% of amount of excess expenses paid by the investment adviser pursuant to any expense limitation

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:


  2002               2001             2000
  ----               ----             ----
$737,586           $463,509         $111,181


NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                      GCA-3 Great Companies -- America(SM)

GREAT COMPANIES -- GLOBAL(2)

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

4. Invest directly in real estate or interests in real estate; however, the portfolio may own debt or equity securities issued by companies engaged in those businesses.

5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities.

7. Borrow money, except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

Furthermore, the portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

(A) The portfolio may not (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

                                      ATSF
                        GCG-1Great Companies -- Global(2)

(B) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

(C) The portfolio may not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits made in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

(D) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies.

     Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

(E) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or the segregation of assets in connection with such contracts.

(F) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which the Board of Directors has made a determination as to liquidity, as permitted under the 1940 Act.

(G) The portfolio may not invest in companies for the purpose of exercising control or management.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Great Companies -- Global2 paid $1,191 for the fiscal year ended December 31, 2002.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



  2002              2001             2000
  ----              ----             ----
$171,289           $77,977          $5,486



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



 2002              2001             2000
 ----              ----             ----
$30,412           $2,732            $53


PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

ATFA has voluntarily undertaken, until at least April 30, 2004, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. This amount is reduced by the amount to be reimbursed by the sub-adviser pursuant to the Expense Limitation Agreement with ATFA. ATFA and/or the sub-adviser paid the following amounts for the last three fiscal years:

                                      ATSF
                       GCG-2 Great Companies -- Global(2)

                           2002           2001            2000
                           ----           ----            ----
ATFA                      $20,973        $28,548        $10,053
Sub-Adviser               $20,974        $28,548        $10,052



BORROWING



Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 25% of total assets.



To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.



COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



         AGGREGATE COMMISSIONS
        YEAR ENDED DECEMBER 31
 2002             2001            2000
 ----             ----            ----
$42,376          $18,694         $4,400



                   AFFILIATED BROKERAGE COMMISSIONS
                        YEAR ENDED DECEMBER 31
2002             %          2001          %            2000         %
----             -          ----          -            ----         -
$-0-            -0-%        $-0-         -0-%         $4,400       100%



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the portfolio for the last three fiscal years is as follows:



 2002             2001            2000
 ----             ----            ----
41.88%           105.88%          6.49%


THE SUB-ADVISER

GREAT COMPANIES, L.L.C. ("GREAT COMPANIES"), located at 635 Court Street, Suite 100, Clearwater, FL 33756, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated August 30, 2000 between ATFA and Great Companies. This agreement continues in effect from year to year if approved annually.

Great Companies is a professional investment management firm. James H. Huguet, John R. Kenney (Chairman of the Board and President of the Fund), and AEGON USA are each a controlling minority shareholder of Great Companies. Great Companies is an affiliate of the investment adviser.

PORTFOLIO MANAGERS

JAMES H. HUGUET, GERALD W. BOLLMAN, CFA, and MATT STEPHANI, CFA, serve as co-managers of this portfolio.

JIM HUGUET has served as Co-CEO, Manager and CIO of Great Companies since May 2000. He has served as manager of each fund since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with Mr. Kenney and Money Services, Inc., formed Great Companies, LLC.

                                      ATSF
                       GCG-3 Great Companies -- Global(2)

GERRY BOLLMAN, CFA, has served as Executive Vice President of Great Companies since May 2000. He has served as a fund manager of each fund since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani worked for Deloitte & Touche, most recently in Phoenix, Arizona and Wilton, Connecticut as an accounting manager in the firm's national office.

Great Companies has provided investment advisory services to various clients services since 2000.

SUB-ADVISER COMPENSATION

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is:

     50% of fees received by the investment adviser for services rendered under the advisory agreement, less 50% of amount of excess expenses paid by the investment adviser pursuant to any expense limitation

SUB-ADVISORY FEES


The sub-adviser was paid fees for its services (excludes amounts withheld pursuant to the Expense Limitation Agreement) in the following amounts for the last three fiscal years:



 2002             2001             2000
 ----             ----             ----
$85,645          $39,099          $2,633


NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                       GCG-4 Great Companies -- Global(2)

GREAT COMPANIES -- TECHNOLOGY(SM)

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. Act as underwriter of securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, it may technically be deemed to be an underwriter under certain securities laws.

2. Buy or sell commodities or commodity contracts or future contracts (other than gold or foreign currencies unless acquired as a result of ownership of securities.)

3. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the portfolio may own debt or equity securities issued by companies engaged in those businesses.

4. Borrow money or pledge, mortgage or hypothecate any of its assets except that the portfolio may borrow on a secured or unsecured basis as a temporary measure for extraordinary or emergency purposes. Such temporary borrowing may not exceed 5% of the value of the portfolio's total assets when the borrowing is made.

5. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

6. Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

Furthermore, the portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

(A) The portfolio may not make short sales of securities or maintain a short position. This restriction shall not apply to transactions involving selling securities "short against the box."

(B) The portfolio may not participate on a "joint" or "joint and several" basis in any trading account in securities.

(C) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies.

     Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

(D) The portfolio may not invest in interest in oil, gas, or other mineral exploration or development programs, although it may invest in the marketable securities of companies that invest in or sponsor such programs.

(E) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments). Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

                                      ATSF
                     GCT-1 Great Companies -- Technology(SM)

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Great Companies -- Technology(SM) paid $2,178 for the fiscal year ended December 31, 2002.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



  2002               2001            2000
  ----               ----            ----
$343,802           $301,667        $101,762



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



  2002              2001            2000
  ----              ----            ----
$30,412            $5,728           $906



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2004, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. This amount is reduced by the amount to be reimbursed by the sub-adviser pursuant to the Expense Limitation Agreement with ATFA. ATFA and/or the sub-adviser paid the following amounts for the last three fiscal years:



                               2002             2001            2000
                               ----             ----            ----
ATFA                          $1,395            $-0-           $2,638
Sub-Adviser                   $1,396            $-0-           $2,638



BORROWING



Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 5% of total assets.



To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.



COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



          AGGREGATE COMMISSIONS
         YEAR ENDED DECEMBER 31
  2002              2001            2000
  ----              ----            ----
$168,559           $61,363        $33,120



                  AFFILIATED BROKERAGE COMMISSIONS
                       YEAR ENDED DECEMBER 31
2002            %          2001         %          2000          %
----            -          ----         -          ----          -
$-0-           -0-%        $-0-        -0-%       $33,120       100%


                                      ATSF
                      GCT-2 Great Companies -- Technology(SM)

PORTFOLIO TURNOVER RATE


The portfolio's turnover rate for the portfolio for the last three fiscal years is as follows:



 2002              2001            2000
 ----              ----            ----
86.20%            75.30%          48.23%


THE SUB-ADVISER

GREAT COMPANIES, L.L.C. ("GREAT COMPANIES"), located at 635 Court Street, Suite 100, Clearwater, FL 33756, serves as sub-adviser to Great Companies -- Technology(SM).

The sub-adviser serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement, dated May 1, 2000, between ATFA and Great Companies. This agreement continues in effect from year to year if approved annually. Great Companies is a professional investment management firm.

PORTFOLIO MANAGERS

JAMES H. HUGUET, GERALD W. BOLLMAN, CFA, and MATT STEPHANI, CFA, served as co-managers of the portfolio.

JIM HUGUET has served as Co-CEO, Manager and CIO of Great Companies since May 2000. He has served as manager of each fund since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with Mr. Kenney and Money Services, Inc., formed Great Companies, LLC.

GERRY BOLLMAN, CFA, has served as Executive Vice President of Great Companies since May 2000. He has served as a fund manager of each fund since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani worked for Deloitte & Touche in Wilton, Connecticut and Phoenix, Arizona, most recently as an Accounting Manager in the firm's national office.

Great Companies has provided investment advisory services to various clients services since 2000.

SUB-ADVISER COMPENSATION

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is:

50% of fees received by the investment adviser for services rendered under the advisory agreement, less 50% of amount of excess expenses paid by the investment adviser pursuant to any expense limitation

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services (excludes amounts withheld pursuant to the Expense Limitation Agreement) in the following amounts for the last three fiscal years:


  2002               2001             2000
  ----               ----             ----
$171,902           $151,362         $50,353


NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.
                                      ATSF
                      GCT-3 Great Companies -- Technology(SM)

JANUS BALANCED

INVESTMENT RESTRICTIONS:

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of such issuer exceeds 5% of the value of the portfolio's total assets, or (b), the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Invest more than 25% of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services, for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

3. Invest directly in real estate or interests in real estate; however, a fund may own debt or equity securities issued by companies engaged in those businesses;

4. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities);

5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements);

6. Act as underwriter of securities issued by others, except to the extent that the portfolio may be deemed an underwriter in connection with the disposition of portfolio securities of the portfolio;

7. The portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Borrowings that exceed 25% of the value of the portfolio's total assets by reason of a decline in net assets will reduce within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, and the segregation of assets in connection with such contracts; and

8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

Furthermore, the portfolio has adopted the following non-fundamental restrictions that may be changed by the Board of Directors of the portfolio without shareholder approval:

(A) The portfolio may not: (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of a fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of such fund's commitments under outstanding futures contracts positions of that fund's would exceed the market value of its total assets;

                                      ATSF
                               JB-1 Janus Balanced

(B) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefore, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short;

(C) The portfolio may not purchase securities on margin, except that a fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, contracts, swaps, and forward contracts, shall not be deemed to constitute purchasing securities on margin;

(D) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of consolidation, merger or other reorganization;

(E) The portfolio may not mortgage or pledge any securities owned or held by a fund in amounts that exceed, in the aggregate, 15% of that fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts or segregation of assets in connection with such contracts;

(F) The portfolio may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the fund may own debt or equity securities of companies engaged in those businesses;

(G) The portfolio may not purchase any security or enter into a repurchase agreement, if as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors, or the portfolio's investment adviser or sub-adviser acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule,
Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation;

(H) The portfolio may not invest in companies for the purpose of exercising control or management; and

(I) The portfolio will normally have at least 25% of its total assets invested in fixed-income senior securities, which include corporate debt securities and preferred stock.

NOTE: THIS PORTFOLIO COMMENCED OPERATIONS ON MAY 1, 2002, SO THE FOLLOWING DATA COVERS FROM THAT DATE UNTIL THE FISCAL PERIOD ENDED DECEMBER 31, 2002.

FEES PAID BY PORTFOLIO

DIRECTORS' FEES


Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Janus Balanced paid $510 for the fiscal period ended December 31, 2002.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



  2002     2001    2000
  ----     ----    ----
$ 89,019   N/A     N/A


ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years.

                                      ATSF
                               JB-2 Janus Balanced

  2002     2001    2000
  ----     ----    ----
$ 21,193   N/A     N/A



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2004, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.40%. This amount is reduced by the amount to be reimbursed by the sub-adviser pursuant to the Expense Limitation Agreement with ATFA. ATFA and/or the sub-adviser paid the following amounts for the last three fiscal years:



                 2002     2001    2000
                 ----     ----    ----
    ATFA       $ 9,273    N/A     N/A
Sub-Adviser    $ 9,274    N/A     N/A



BORROWING



Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 25% of total assets.



To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.



COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



  AGGREGATE COMMISSIONS
  YEAR ENDED DECEMBER 31
  ----------------------
  2002      2001    2000
  ----      ----    ----
$ 19,894    N/A     N/A



     AFFILIATED BROKERAGE COMMISSIONS
          YEAR ENDED DECEMBER 31
     --------------------------------
2002      %     2001     %     2000     %
----      -     ----     -     ----     -
$-0-    -0-%    N/A     N/A    N/A     N/A



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



 2002     2001    2000
 ----     ----    ----
42.49%    N/A     N/A



THE SUB-ADVISER



JANUS CAPITAL MANAGEMENT LLC ("JANUS") serves as the sub-adviser to Janus Balanced. Janus, located at 100 Fillmore Street, Denver, Colorado 80206, has been engaged in the management of the Janus funds since 1969. Janus also serves as investment adviser or sub-adviser to other mutual funds, and for individual, corporate, charitable and retirement accounts. The aggregate market value of the assets managed by Janus was over $138 billion as of December 31, 2002. Janus is partly owned by Stilwell Financial Inc. (which is a publicly traded holding company with principal operations in asset management businesses.



The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2002 between ATFA and Janus. This agreement continues in effect from year to year if approved annually.


PORTFOLIO MANAGER

KAREN L. REIDY, CFA, Portfolio Manager and Executive Vice President of Janus Balanced Fund and Janus Core Equity Fund. She joined Janus in 1995 as a research analyst. Ms. Reidy holds and undergraduate degree in accounting from the University of Colorado.

                                      ATSF
                               JB-3 Janus Balanced

SUB-ADVISER COMPENSATION

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentages for the portfolio are as follows:

         0.45% of the first $500 million of the average daily net assets; 0.425% of the next $500 million; and 0.40% of the average daily net assets over $1 billion; less 50% of the amount of excess expenses (for first two years)

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services (excludes amounts withheld pursuant to the Expense Limitation Agreement) in the following amounts for the last three fiscal years:


  2002      2001    2000
  ----      ----    ----
$ 44,510    N/A     N/A


NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                               JB-4 Janus Balanced

JANUS GLOBAL

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. (a) With respect to 75% of the portfolio's assets, invest in the securities (other than government securities as defined in the 1940 Act) of any one issuer if immediately thereafter, more than 5% of the portfolio's total assets would be invested in securities of that issuer; or (b) with respect to 100% of the portfolio's assets, own more than either (i) 10% in principal amount of the outstanding debt securities of an issuer, or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to Government securities, bank money market instruments or bank repurchase agreements. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

4. Invest directly in real estate or interests in real estate; however, the portfolio may own debt or equity securities issued by companies engaged in those businesses.

5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

7. Borrow money, except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

Furthermore, the portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

(A) The portfolio may not (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

                                      ATSF
                               JGL-1 Janus Global

(B) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

(C) The portfolio may not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

(D) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies.

Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

(E) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or the segregation of assets in connection with such contracts.

(F) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which the Board of Directors has made a determination as to liquidity, as permitted under the 1940 Act.

(G) The portfolio may not invest in companies for the purpose of exercising control or management.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Janus Global paid $44,591 for the fiscal year ended December 31, 2002.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



    2002            2001             2000
    ----            ----             ----
$  6,704,604    $  10,429,281    $  16,449,036



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



   2002         2001          2000
   ----         ----          ----
$  33,945    $  223,171    $  180,453


PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

ATFA has voluntarily undertaken, until at least April 30, 2004, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily new assets, 1.00%.

                                      ATSF
                               JGL-2 Janus Global

The following expenses were paid by the investment adviser for the last three fiscal years:



2002    2001    2000
----    ----    ----
$-0-    $-0-    $-0-



BORROWING



Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 25% of total assets.



To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.



COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



           AGGREGATE COMMISSIONS
           YEAR ENDED DECEMBER 31
           ----------------------
    2002            2001            2000
    ----            ----            ----
$  1,784,318    $  2,470,673    $  3,173,217



      AFFILIATED BROKERAGE COMMISSIONS
           YEAR ENDED DECEMBER 31
      --------------------------------
2002     %      2001     %      2000     %
----     -      ----     -      ----     -
$-0-    -0-%    $-0-    -0-%    $-0-    -0-%



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the portfolio for the last three fiscal years is as follows:



 2002      2001      2000
 ----      ----      ----
67.40%    83.21%    82.42%



THE SUB-ADVISER



JANUS CAPITAL MANAGEMENT LLC ("JANUS"), located at 100 Fillmore Street, Denver, Colorado 80206, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated April 3, 2002 between ATFA and Janus. The agreement continues in effect from year to year if approved annually.



Janus has provided investment management services since 1969. Janus also serves as investment adviser or sub-adviser to other mutual funds, and for individual, corporate, charitable and retirement accounts. The aggregate market value of the assets managed by Janus was over $138 billion as of December 31, 2002. Janus is a majority-owned subsidiary of Stilwell Financial, Inc., which is a publicly traded holding company with principal operations in asset management businesses.


PORTFOLIO MANAGERS

HELEN YOUNG HAYES, CFA, and LAURENCE CHANG, CFA, have served as co-portfolio managers of Janus Global portfolio since January 2000. Ms. Hayes has served as manager of this portfolio since its inception. She has been employed by Janus since 1987. Ms. Hayes holds a Bachelor of Arts degree in economics from Yale University.

Mr. Chang has been employed by Janus since 1993. Mr. Chang received an undergraduate degree with honors in religion with a concentration in philosophy from Dartmouth College and a Master's degree in political science from Stanford University.

SUB-ADVISER COMPENSATION

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is:

     50% of fees received by ATFA

                                      ATSF
                               JGL-3 Janus Global

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:


    2002            2001            2000
    ----            ----            ----
$  3,352,302    $  5,252,183    $  8,186,976


NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                               JGL-4 Janus Global

JANUS GROWTH

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Invest 25% or more of the value of the portfolio's assets in any particular industry (other than Government securities).

3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this restriction shall not prevent the portfolio from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

4. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the portfolio may own debt or equity securities issued by companies engaged in those businesses.

5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the portfolio.

6. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

7. Borrow money, except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% restriction. This policy shall not prohibit reverse repurchase agreements or deposits of assets to provide margin or guarantee positions in connection with transactions in options, future contracts, swaps, forward contracts, or other derivative instruments or the segregation of assets in connection with such transactions.

8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

Furthermore, the portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

(A) The portfolio may not, as a matter of non-fundamental policy: (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and
(ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

(B) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

                                      ATSF
                               JGR-1 Janus Growth

(C) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short.

(D) The portfolio may not purchase securities on margin, except that a portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

(E) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any securities for which the Board of Directors or the Sub-Adviser has made a determination of liquidity, as permitted under the 1940 Act.

(F) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Restrictions (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers to exchange, or as a result of reorganization, consolidation, or merger. If the portfolio invests in a money market fund, the Investment Adviser will reduce its advisory fee by the amount of any investment advisory or administrative service fees paid to the investment manager of the money market fund.

(G) The portfolio may not invest more than 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors.

(H) The portfolio may not invest in companies for the purpose of exercising control or management.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Janus Growth paid $72,810 for the fiscal year ended December 31, 2002.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



    2002             2001             2000
    ----             ----             ----
$  11,379,931    $  17,751,282    $  31,764,432



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the previous three fiscal years:



   2002         2001          2000
   ----         ----          ----
$  30,412    $  313,806    $  238,445



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2004, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.85% (effective May 1, 2003). The following portfolio expenses were paid by the investment adviser for the last three fiscal years:


                                      ATSF
                               JGR-2 Janus Growth

2002    2001    2000
----    ----    ----
$-0-    $-0-    $-0-



BORROWING



Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 25% of total assets.



To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.



COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



           AGGREGATE COMMISSIONS
           YEAR ENDED DECEMBER 31
           ----------------------
    2002            2001            2000
    ----            ----            ----
$  2,647,851    $  2,755,073    $  1,836,311



      AFFILIATED BROKERAGE COMMISSIONS
           YEAR ENDED DECEMBER 31
      --------------------------------
2002     %      2001     %      2000     %
----     -      ----     -      ----     -
$-0-    -0-%    $-0-    -0-%    $-0-    -0-%



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



 2002      2001      2000
 ----      ----      ----
67.50%    60.30%    49.08%


THE SUB-ADVISER

JANUS CAPITAL MANAGEMENT LLC ("JANUS"), located at 100 Fillmore Street, Denver, Colorado 80206, serves as sub-adviser to the portfolio.

The sub-adviser serves pursuant to a Sub-Advisory Agreement dated April 3, 2002 between ATFA and Janus. The agreement continues in effect from year to year if approved annually.

Janus has provided investment management services since 1969. Janus also serves as investment adviser or sub-adviser to other mutual funds, and for individual, corporate, charitable and retirement accounts. The aggregate market value of the assets managed by Janus was over $138 billion as of December 31, 2002. Janus is a majority-owned subsidiary of Stilwell Financial, Inc., which is a publicly traded holding company with principal operations in asset management businesses.

PORTFOLIO MANAGER

EDWARD KEELY, CFA, has served as manager of the portfolio since January 2000. He previously served as co-portfolio manager of this portfolio since January 1999. Prior to joining Janus in 1998, Mr. Keely was a senior vice president of investments at Founders.

SUB-ADVISER COMPENSATION

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40%

                                      ATSF
                               JGR-3 Janus Growth

SUB-ADVISORY FEES


The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:



    2002            2001            2000
    ----            ----            ----
$  5,689,965    $  8,940,278    $  15,817,579


NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                               JGR-4 Janus Growth

JENNISON GROWTH

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the portfolio's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

3. Purchase or sell physical commodities (but this shall not prevent the portfolio from entering into future contracts and options thereon).

4. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

5. Lend any security although the portfolio may lend portfolio securities provided that the aggregate of such loans does not exceed 33 1/3% of the value of the portfolio's total assets. The portfolio may purchase money market securities, enter into repurchase agreements and acquire publicly distributed or privately placed debt securities, and purchase debt.

6. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

8. Underwrite securities issued by other persons, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective.

Furthermore, the portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Directors of the Fund without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

                                      ATSF
                             JNGR-1 Jennison Growth

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

NOTE: Historical information is derived from the financial history of the predecessor portfolio, Endeavor Jennison Growth Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Jennison Growth paid fees and expenses in the amount of $2,065 for the fiscal year ended December 31, 2002.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



   2002          2001          2000
   ----          ----          ----
$  443,244    $  272,932    $  332,311



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



   2002        2001         2000
   ----        ----         ----
$  21,900    $  9,941    $  14,789



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2004, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.99%. The arrangement commenced on January 1, 2003; so no expenses were paid for the last three fiscal years.



BORROWING



Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes as permitted by law.



COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



       AGGREGATE COMMISSIONS
       YEAR ENDED DECEMBER 31
       ----------------------
   2002          2001         2000
   ----          ----         ----
$  200,840    $  56,205    $  97,357


                                      ATSF
                             JNGR-2 Jennison Growth

      AFFILIATED BROKERAGE COMMISSIONS
           YEAR ENDED DECEMBER 31
      --------------------------------
2002     %      2001     %      2002     %
----     -      ----     -      ----     -
$-0-    -0-%    $-0-    -0-%    $-0-    -0-%



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



 2002     2001      2000
 ----     ----      ----
67.76%    78.0%    166.0%



THE SUB-ADVISER



JENNISON ASSOCIATES LLC ("JENNISON"), 466 Lexington Avenue, New York, New York 10017, serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002. The agreement will continue in effect from year to year if approved annually.



Jennison has served as an investment adviser to investment companies since 1990 and manages approximately $48 billion in assets as of December 31, 2002. Jennison is a direct, wholly owned subsidiary of Prudential Investment Management, Inc., which is a direct, wholly owned subsidiary of Prudential Asset Management Holding Company, which is a direct, wholly owned subsidiary of Prudential Financial, Inc.



PORTFOLIO MANAGERS



The day-to-day investment management decisions for the portfolio are made by:



KATHLEEN A. MCCARRAGHER -- a Director and an Executive Vice President of Jennison, joined Jennison in 1998 after a 17-year investment career, including positions at Weiss, Peck & Greer L.L.C. (1992 to 1998) as a managing director and the director of large cap growth equity and State Street Research & Management Company, where she was a member of the Investment Committee.


MICHAEL A. DEL BALSO -- a Director and an Executive Vice President of Jennison, has been part of the investment team at Jennison since 1972.


SPIROS "SIG" SEGALAS -- a founding member and a Director, President and Chief Investment Officer of Jennison. He has been in the investment business for over 43 years.



SUB-ADVISER COMPENSATION



The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is:


         0.50% of assets up to $300 million; and 0.45% of assets over $300 million


SUB-ADVISORY FEES



The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:



   2002          2001          2000
   ----          ----          ----
$  260,732    $  160,222    $  57,000


NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                             JNGR-3 Jennison Growth

J.P. MORGAN ENHANCED INDEX

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the portfolio's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

3. Purchase or sell physical commodities (but this shall not prevent the portfolio from entering into future contracts and options thereon).

4. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

5. Lend any security although the portfolio may lend portfolio securities provided that the aggregate of such loans does not exceed 33 1/3% of the value of the portfolio's total assets. The portfolio may purchase money market securities, enter into repurchase agreements and acquire publicly distributed or privately placed debt securities, and purchase debt.

6. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

8. Underwrite securities issued by other persons, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective.

Furthermore, the portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Directors of the Fund without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

                                      ATSF
                       JPMEI-1 J.P. Morgan Enhanced Index

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

NOTE: Historical information is derived from the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. J.P. Morgan Enhanced Index paid fees and expenses in the amount of $8,523 for the fiscal period ended December 31, 2002.



ADVISORY FEES



AEGON/TRANSAMERICA Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



    2002            2001            2000
    ----            ----            ----
$  1,096,337    $  1,060,222    $  1,030,217



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



   2002         2001         2000
   ----         ----         ----
$  34,945    $  55,958    $  61,390



PORTFOLIO EXPENSES PAID BY THE INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2004, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.85%. This arrangement began on January 1, 2003; thus, no expenses were incurred for the past fiscal years.



BORROWING



Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes as permitted by law.



COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the past three fiscal years:



        AGGREGATE COMMISSIONS
        YEAR ENDED DECEMBER 31
        ----------------------
   2002          2001          2000
   ----          ----          ----
$  173,942    $  137,500    $  147,937


                                      ATSF
                       JPMEI-2 J.P. Morgan Enhanced Index


      AFFILIATED BROKERAGE COMMISSIONS
           YEAR ENDED DECEMBER 31
      --------------------------------
2002     %      2001     %      2000     %
----     -      ----     -      ----     -
$-0-    -0-%    $-0-    -0-%    $-0-    -0-%



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



 2002     2001     2000
 ----     ----     ----
55.61%    56.0%    68.0%



THE SUB-ADVISER



J.P. MORGAN INVESTMENT MANAGEMENT INC. ("J.P. MORGAN"), 522 Fifth Avenue, New York, New York 10036, is the portfolio's sub-adviser. J.P. Morgan is a subsidiary of J.P. Morgan Chase & Co., which had over $515 billion in assets under management as of December 31, 2002.



J.P. Morgan serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002. The agreement will continue in effect year to year if approved annually.



PORTFOLIO MANAGERS



An investment advisory group makes the portfolio's day-to-day investment decisions. The advisory group also manages the JPMorgan Smart Index Fund.



SUB-ADVISER COMPENSATION



The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.35%



SUB-ADVISORY FEES



The sub-adviser was paid for its services in the following amounts for the last three fiscal years:



   2002          2001          2000
   ----          ----          ----
$  511,623    $  493,978    $  481,000



NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATSF
                       JPMEI-3 J.P. Morgan Enhanced Index

LKCM STRATEGIC TOTAL RETURN

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services, for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

3. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the portfolio from investing in securities or other instruments backed by physical commodities).

4. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper or debt securities).

6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

7. Borrow money, except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation.

8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

Furthermore, the portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

(A) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that margin payments and other deposits in connection with transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

(B) The portfolio may not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

(B) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies.

                                      ATSF
                      LKCMSTR-1 LKCM Strategic Total Return

Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

(D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply in the case of assets deposited to margin or guarantee positions in options, futures contracts and options on futures contracts or placed in a segregated account in connection with such contracts.

(E) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 Act or any other securities as to which the Board of Directors has made a determination as to liquidity, as permitted under the 1940 Act.

(F) The portfolio may not invest in companies for the purpose of exercising control or management.

(G) The portfolio may not invest in securities of foreign issuers denominated in foreign currency and not publicly traded in the United States if at the time of acquisition more than 10% of the portfolio's total assets would be invested in such securities.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. LKCM Strategic Total Return paid $18,551 for the fiscal year ended December 31, 2002.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



    2002             2001            2000
    ----             ----            ----
$  3,100,592     $  3,913,664    $  4,639,836



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



   2002         2001         2000
   ----         ----         ----
$  30,412    $  65,980    $  54,419



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



The investment adviser has voluntarily undertaken, until at least April 30, 2004, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:



2002    2001    2000
----    ----    ----
$-0-    $-0-    $-0-



BORROWING



Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 25% of total assets.



To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.


                                      ATSF
                      LKCMSTR-2 LKCM Strategic Total Return

COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



         AGGREGATE COMMISSIONS
        YEAR ENDED DECEMBER 31
        ----------------------
   2002          2001          2000
   ----          ----          ----
$  188,662    $  258,701    $  590,867



      AFFILIATED BROKERAGE COMMISSIONS
           YEAR ENDED DECEMBER 31
       --------------------------------
2002     %      2001     %      2000     %
----     -      ----     -      ----     -
$-0-    -0-%    $-0-    -0-%    $-0-    -0-%



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



 2002     2001      2000
 ----     ----      ----
13.93%    16.16%    51.66%



THE SUB-ADVISER



LUTHER KING CAPITAL MANAGEMENT CORPORATION ("LKCM"), located at 301 Commerce Street, Suite 1600, Fort Worth, Texas 76102, serves as sub-adviser to the portfolio.



The sub-adviser serves pursuant to a Sub-Advisory Agreement dated January 1, 1997, as amended, between ATFA and LKCM. The agreement continues in effect from year to year if approved annually.



Ultimate control of Luther King is exercised by J. Luther King, Jr. Luther King provides investment management services to accounts of individual investors, mutual funds, and other institutional investors. Luther King has served as an investment adviser for approximately 18 years.



PORTFOLIO MANAGERS



LUTHER KING, JR., CFA, and SCOT HOLLMANN, CFA, have served as portfolio managers of LKCM Strategic Total Return since its inception. Mr. King has been President of Luther King Capital since 1979. Mr. Hollmann has served as Vice President of Luther King Capital since 1983.



SUB-ADVISER COMPENSATION



The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is:



0.40% of the first $250 million; 0.375% over $250 million up to $750 million; 0.35% over $750 million up to $1 billion; 0.30% over $1 billion, less 50% of excess expenses



SUB-ADVISORY FEES



The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:



    2002            2001             2000
    ----            ----             ----
$  1,550,297    $  1,969,048     $  2,307,701



NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATSF
                      LKCMSTR-3 LKCM Strategic Total Return

MARSICO GROWTH (FORMERLY, GOLDMAN SACHS GROWTH)

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of such issuer exceeds 5% of the value of the portfolio's total assets, or (b), the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

3. Purchase or sell physical commodities (but this shall not prevent the portfolio from investing in currency and financial instruments and contracts that are commodities or commodity contracts).

4. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

5. Make loans, except through (a) the purchase of debt obligations in accordance with the portfolio's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and
(c) loans of securities as permitted by applicable law.

6. Underwrite securities issued by other persons, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective.

7. Borrow money except (a) the portfolio may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3 of its total assets (including the amount borrowed), (b) the portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the portfolio may purchase securities on margin to the extent permitted by applicable law and (e) the portfolio may engage in mortgage dollar rolls which are accounted for as financings.

8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed deliver" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreement that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover".

Furthermore, the portfolio has adopted the following non-fundamental restrictions that may be changed by the Board of Directors of the portfolio without shareholder or policyowner approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.

(B) The portfolio may not make short sales of securities, except short sales "against the box."

(C The portfolio may not invest in companies for the purpose of exercising control or management.

(D) The portfolio may not purchase additional securities when money borrowed exceeds 5% of its total assets. This restriction shall not apply to temporary borrowings until the portfolio's net assets exceed 40,000,000.

                                      ATSF
                             MARGR-1 Marsico Growth

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Marsico Growth paid $2,255 for the fiscal year ended December 31, 2002.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to the portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



   2002          2001          2000
   ----          ----          ----
$  437,259    $  280,680    $  124,826



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



   2002        2001        2000
   ----        ----        ----
$  30,412    $  4,163    $  1,160



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2004, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:



   2002         2001         2000
   ----         ----         ----
$  32,059    $  63,966    $  51,711



BORROWING



Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 33-1/3% of total assets.



To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.



COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



       AGGREGATE COMMISSIONS
       YEAR ENDED DECEMBER 31
       ----------------------
   2002          2001         2000
   ----          ----         ----
$  179,849    $  45,286    $  19,311



          AFFILIATED BROKERAGE COMMISSIONS
               YEAR ENDED DECEMBER 31
          --------------------------------
2002     %       2001       %        2000        %
----     -       ----       -        ----        -
$-0-    -0-%    $  327    0.72%    $  1,559    8.07%



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:


                                      ATSF
                             MARGR-2 Marsico Growth

 2002       2001      2000
 ----       ----      ----
102.88%    17.38%    36.51%



THE SUB-ADVISER (1)



BANC OF AMERICA CAPITAL MANAGEMENT, LLC ("BACAP"), located at 101 S. Tryon Street, Charlotte, NC 28255, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated December 5, 2002 between ATFA and BACAP. The agreement continues in effect from year to year if approved annually. BACAP has subsequently entered into an agreement with Marsico Capital Management, LLC ("Marsico") under which Marsico provides portfolio management to the portfolio.



Marsico is a registered investment adviser formed in 1997 that became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico was founded by Thomas F. Marsico, who remains the firm's Chairman and CEO. Marsico provides investment advisory services to mutual funds and other institutions and handles separately managed accounts for individuals, corporations, charities and retirement plans.



PORTFOLIO MANAGERS



JAMES A. HILLARY, portfolio manager and senior analyst with Marsico, is primarily responsible for the day-to-day management of the portfolio. Mr. Hillary, who works closely with Thomas F. Marsico in implementing the firm's investment approach, has been with Marsico since its founding in 1997. Before joining Marsico, Mr. Hillary was a principal with W. H. Reaves, a New Jersey-based money management firm and was also previously employed by Price Waterhouse.



THOMAS F. MARSICO sets the investment strategy. Mr. Marsico has over twenty years' experience in money management, including eleven years at Janus Funds, where he served as the portfolio manager of the Janus Twenty Fund from 1988 to 1997 and the Janus Growth and Income fund from 1991 to 1997. Mr. Marsico's background in rigorous research and analysis prompted him to develop the firm's disciplined research and investment approach and to recruit and train highly focused analytical staff.



SUB-ADVISER COMPENSATION



The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is:



         0.40% of the first $250 million of average daily net assets; 0.375% of the next $250 million in assets; 0.35% of the next $500 million in assets; 0.30% over $1 billion in assets less 50% of excess expenses (for 18 months beginning November 1, 2002)



SUB-ADVISORY FEES



The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:



   2002          2001          2000
   ----          ----          ----
$  230,840    $  151,960    $  68,796



(1) Prior to November 1, 2002, Goldman Sachs Asset Management served as sub-adviser to this portfolio.



NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATSF
                             MARGR-3 Marsico Growth

MFS HIGH YIELD

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the portfolio's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

3. Purchase or sell physical commodities (but this shall not prevent the portfolio from entering into future contracts and options thereon).

4. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

5. Lend any security although the portfolio may lend portfolio securities provided that the aggregate of such loans does not exceed 33 1/3% of the value of the portfolio's total assets. The portfolio may purchase money market securities, enter into repurchase agreements and acquire publicly distributed or privately placed debt securities, and purchase debt.

6. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

8. Underwrite securities issued by other persons, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective.

Furthermore, the portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Directors of the Fund without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

                                      ATSF
                             MFSHY-1 MFS High Yield

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

(F) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

NOTE: The historical financial information for this portfolio has been derived from the prior operating history of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. MFS High Yield paid fees and expenses for the fiscal period ended December 31, 2002 in the amount of $3,689.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



   2002          2001          2000
   ----          ----          ----
$  690,497    $  231,689    $  165,882



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



   2002         2001         2000
   ----         ----         ----
$  36,061    $  42,971    $  42,527


PORTFOLIO EXPENSES PAID BY THE INVESTMENT ADVISER

The investment adviser has voluntarily undertaken, at least until April 30, 2004, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.08%. This arrangement began on January 1, 2003; so expenses were not paid for the past fiscal years.

BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes as permitted by law.

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the past three fiscal years:

                                      ATSF
                             MFSHY-2 MFS High Yield

AGGREGATE COMMISSIONS
YEAR ENDED DECEMBER 31
----------------------
2002    2001    2000
----    ----    ----
$  2    $-0-    $-0-



      AFFILIATED BROKERAGE COMMISSIONS
           YEAR ENDED DECEMBER 31
      --------------------------------
2002     %      2001     %      2000     %
----     -      ----     -      ----     -
$-0-    -0-%    $-0-    -0-%    $-0-    -0-%



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



 2002     2001     2000
 ----     ----     ----
38.22%    50.0%    57.0%



THE SUB-ADVISER



MFS INVESTMENT MANAGEMENT ("MFS"), located at 500 Boylston Street, Boston, Massachusetts 02116, is the portfolio's sub-adviser. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States. MFS is an indirect subsidiary of Sun Life Assurance Company of Canada. As of December 31, 2002, MFS and its institutional advisory affiliates had approximately $112.5 billion in assets under management.



MFS serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002. The agreement will continue in effect from year to year if approved annually.



PORTFOLIO MANAGER



BERNARD SCOZZAFAVA-- a Senior Vice President of MFS, is the portfolio manager for the portfolio. Mr. Scozzafava has been a portfolio manager with MFS since 1989.



SUB-ADVISER COMPENSATION



The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.375%.



SUB-ADVISORY FEES



The sub-adviser received fees for its services in the following amounts for the last three fiscal years:



   2002          2001          2000
   ----          ----          ----
$  334,112    $  112,196    $  80,000



NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATSF
                             MFSHY-3 MFS High Yield

MUNDER NET50

INVESTMENT RESTRICTIONS

The Portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of such issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

4. Lend any security or make any other loan if, as a result, more than 25% of the portfolio's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

6. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the portfolio's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

Furthermore, the portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Directors of the Fund without shareholder approval:

(A) The portfolio may not sell securities short, except short sales "against the box";

(B) The portfolio may not participate on a "joint" or "joint and several" basis in any trading account in securities; and

(C) The portfolio may not purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940, and the rules and regulations thereunder.

In addition to the above, as a fundamental policy, the portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such portfolio (which might result in duplication of certain fees and expenses).

                                      ATSF
                                MN-1 Munder Net50

FEES PAID BY PORTFOLIO



DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Munder Net50 paid $524 for the fiscal year ended December 31, 2002.



ADVISORY FEES



The investment adviser is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



   2002         2001          2000
   ----         ----          ----
$  76,717    $  100,100    $  44,793



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



   2002         2001        2000
   ----         ----        ----
$  30,412    $  2,082    $  484



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2004, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:



   2002         2001      2000
   ----         ----      ----
$  65,620    $  80,299    $-0-



BORROWING



Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 25% of total assets.



To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.



COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



       AGGREGATE COMMISSIONS
       YEAR ENDED DECEMBER 31
       ----------------------
   2002         2001         2000
   ----         -----        ----
$  44,687    $  63,811    $  13,913



       AFFILIATED BROKERAGE COMMISSIONS
             YEAR ENDED DECEMBER 31
       --------------------------------
2002     %      2001     %       2000       %
----     -      ----     -       ----       -
$-0-    -0-%    $-0-    -0-%    $  218    1.57%



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:


                                      ATSF
                                MN-2 Munder Net50

 2002      2001       2000
 ----      ----       ----
52.14%    208.04%    110.38%



THE SUB-ADVISER



MUNDER CAPITAL MANAGEMENT ("MUNDER"), located at 480 Pierce Street, Suite 300, Birmingham, Michigan 48009, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2001, between ATFA and Munder. The agreement continues in effect from year to year if approved annually.



Munder also acts as investment adviser to other mutual funds and has provided such services since 1985.



PORTFOLIO MANAGER



PAUL J. COOK, CFA, leads an investment team of portfolio managers and analysts for the portfolio. He joined the company in 1987 and has 15 years of experience.



SUB-ADVISER COMPENSATION



The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets.



The sub-advisory fee for the portfolio is:  0.50%*



SUB-ADVISORY FEES



The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:



   2002         2001          2000
   ----         ----          ----
$  42,621    $  169,622    $  24,708



NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATSF
                                MN-3 Munder Net50

PBHG MID CAP GROWTH

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 10% of the value of the portfolio's total assets. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur and is not for investment purposes. All borrowings in excess of 5% of the portfolio's total assets will be repaid before making investments.

3. Make loans, except that the portfolio, in accordance with its investment objectives and policies, may purchase or hold debt securities, and enter into repurchase agreements as described in the portfolio's prospectus and this Statement of Additional Information.

4. Purchase or sell real estate, real estate limited partnership interests, futures contracts, commodities or commodity contracts, except that this shall not prevent the portfolio from (i) investing in readily marketable securities of issuers which can invest in real estate or commodities, institutions that issue mortgages, or real estate investment trusts which deal in real estate or interests therein, pursuant to the portfolio's investment objective and policies, and (ii) entering into futures contracts and options thereon that are listed on a national securities or commodities exchange where, as a result thereof, no more than 5% of the portfolio's total assets (taken at market value at the time of entering into the futures contracts) would be committed to margin deposits on such futures contracts and premiums paid for unexpired options on such futures contracts; provided that, in the case of an option that is "in-the-money" at the time of purchase, the "in-the-money" amount, as defined under the Commodities Futures Trading Commission regulations, may be excluded in computing the 5% limit. The portfolio (as a matter of operating policy) will utilize only listed futures contracts and options thereon.

5. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

6. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

Furthermore, the portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

(A) The portfolio may not invest in companies for the purpose of exercising control.

(B) The portfolio may not pledge, mortgage or hypothecate assets, except (i) to secure temporary borrowings as permitted by the portfolio's limitation on permitted borrowings, or (ii) in connection with permitted transactions regarding options and futures contracts.

(C) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule, Section 4(2) commercial paper or any other securities as to which the Board of Directors has made a determination as to liquidity, as permitted under the 1940 Act.

(D) Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder.

                                      ATSF
                          PBHGMCG-1 PBHG Mid Cap Growth

(E) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. PBHG Mid Cap Growth paid $7,293 for the fiscal years ended December 31, 2002.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



    2002            2001            2000
    ----            ----            ----
$  1,023,297    $  1,319,476    $  1,528,934



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



   2002         2001         2000
   ----         ----         ----
$  30,412    $  43,648    $  15,030



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2004, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:



   2002         2001      2000
   ----         ----      ----
$  56,871    $  118,391   $-0-



BORROWING



Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 10% of total assets.



To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.



COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



    AGGREGATE BROKERAGE COMMISSIONS
        YEAR ENDED DECEMBER 31
    -------------------------------
   2002          2001          2000
   ----          ----          ----
$  778,220    $  142,953    $  195,261


                                      ATSF
                          PBHGMCG-2 PBHG Mid Cap Growth

      AFFILIATED BROKERAGE COMMISSIONS
           YEAR ENDED DECEMBER 31
      --------------------------------
2002     %      2001     %      2000     %
----     -      ----     -      ----     -
$-0-    -0-%    $-0-    -0-%    $-0-    -0-%



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



 2002       2001       2000
 ----       ----       ----
174.58%    177.19%    132.70%



THE SUB-ADVISER



PILGRIM BAXTER & ASSOCIATES, LTD. ("PILGRIM BAXTER"), located at 1400 Liberty Ridge Drive, Wayne PA 19087, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated May 1, 1999, between ATFA and Pilgrim Baxter. The agreement continues forward from year to year if approved annually.



Pilgrim Baxter is a professional investment management firm which, along with its predecessors, has been in business since 1982. Pilgrim Baxter is an indirect wholly owned subsidiary of Old Mutual plc.



PORTFOLIO MANAGER



GARY L. PILGRIM, CFA, has served as portfolio manager since March 2001. Mr. Pilgrim is the President of Pilgrim Baxter and has over 30 years of investment experience.



SUB-ADVISER COMPENSATION



The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is:



         0.50% of the first $100 million of average daily net assets; 0.40% of assets in excess of $100 million (from first dollar) (1)



(1) The average daily net assets will be determined on a combined basis with the same name fund managed by the sub-adviser for IDEX Mutual Funds.



SUB-ADVISORY FEES



The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:



   2002          2001          2000
   ----          ----          ----
$  461,959    $  612,121    $  722,089



NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATSF
                          PBHGMCG-3 PBHG Mid Cap Growth

PBHG/NWQ VALUE SELECT

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

3. Make loans except (i) by purchasing debt securities in accordance with its investment objectives and policies or by entering into repurchase agreements or
(ii) by lending the portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder.

4. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

5. Purchase or sell real estate or real estate limited partnerships (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

7. Borrow money, except from banks for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 10% of the value of the portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 10% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 10% limitation. The portfolio may not purchase additional securities when borrowings exceed 5% of total assets.

8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

Furthermore, the portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

(A) The portfolio may not purchase on margin or sell short.

(B) The portfolio may not invest more than an aggregate of 15% of the net assets of the portfolio, determined at the time of investment, in illiquid securities, subject to legal or contractual restrictions on resale or securities for which there are no readily available markets.

(C) The portfolio may not invest in companies for the purpose of exercising control or management.

(D) The portfolio may not pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.

                                      ATSF
                         PBHGNWQ-1 PBHG/NWQ Value Select

(E) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. PBHG/NWQ Value Select paid $8,912 for the fiscal year ended December 31, 2002.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



    2002            2001            2000
    ----            ----            ----
$  1,512,137    $  1,248,088    $  1,068,704



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees to AEGON/Transamerica Fund Services, Inc. in the following amounts for the last three fiscal years:



   2002         2001         2000
   ----         ----         ----
$  30,412    $  26,936    $  20,003



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



ATFA has voluntarily agreed, until at least February April 30, 2004, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:



2002    2001    2000
----    ----    ----
$-0-    $-0-    $-0-



BORROWING



Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 10% of total assets.



To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 10% of its net assets.



COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



         AGGREGATE COMMISSIONS
         YEAR ENDED DECEMBER 31
         ----------------------
    2002           2001          2000
    ----           ----          ----
$  1,523,023    $  185,200    $  146,311


                                      ATSF
                         PBHGNWQ-2 PBHG/NWQ Value Select

      AFFILIATED BROKERAGE COMMISSIONS
           YEAR ENDED DECEMBER 31
      --------------------------------
2001     %      2001     %      2000     %
----     -      ----     -      ----     -
$-0-    -0-%    $-0-    -0-%    $-0-    -0-%



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



 2002       2001     2000
 ----       ----     ----
200.24%    31.41%    46.34%



THE SUB-ADVISERS



PILGRIM BAXTER & ASSOCIATES, LTD. ("PILGRIM BAXTER"), located at 1400 Liberty Ridge Drive, Wayne, PA 19087, and NWQ INVESTMENT MANAGEMENT COMPANY, LLC ("NWQ"), located at 2049 Century Park East, 4th Floor, Los Angeles, CA 90067, serve as co-sub-advisers to the portfolio pursuant to respective Sub-Advisory Agreements dated May 1, 2002, between ATFA and Pilgrim Baxter, and between ATFA and NWQ. The Agreements continue in effect from year to year if approved annually.



Pilgrim Baxter is a professional investment management firm which, along with its predecessors, has been in business since 1982. Pilgrim Baxter is an indirect wholly owned subsidiary of Old Mutual plc.



NWQ is a wholly owned subsidiary of The John Nuveen Company and provides investment management services to institutions and high net worth individuals.



PORTFOLIO MANAGERS



RAY MCCAFFREY (PBHG), E.C. "TED" FRIEDEL (NWQ) and JON BOSSE (NWQ) serve as co-managers of this portfolio. They bring together the benefits of opportunistic and traditional value styles.



SUB-ADVISER COMPENSATION



The sub-advisers receive monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is:


         50% of the fees received by the investment adviser, less 50% of excess expenses (The sub-advisers will share in fees in proportion to the assets they manage.)


SUB-ADVISORY FEES



The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:



   2002          2001          2000
   ----          ----          ----
$  756,068    $  627,209    $  531,186



NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATSF
                         PBHGNWQ-3 PBHG/NWQ Value Select

PIMCO TOTAL RETURN

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities and its agencies as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of such issuer exceeds 5% of the value of the portfolio's total assets, or (b), the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer.

2. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

4. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

5. Lend any security or make any other loan if, as a result, more than 25% of the portfolio's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities, or to repurchase agreements).

6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

7. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the portfolio's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of securities on a "when issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

Furthermore, the portfolio has adopted the following non-fundamental restrictions that may be changed by the Board of Directors of the Fund without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors as permitted under the 1940 Act. A sub-adviser determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

(B) The portfolio may not sell securities short, except short sales "against the box."

                                      ATSF
                           PIMCO-1 PIMCO Total Return

(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(D) The portfolio may enter into futures contracts and write and buy put and call options relating to futures contracts.

(E) The portfolio may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

(F) The portfolio may not invest for purposes of exercising control or management.

NOTE: The portfolio commenced operations on May 1, 2002, so the following data covers from that date until the fiscal period ended December 31, 2002.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. PIMCO Total Return paid $5,730 for the fiscal period ended December 31, 2002.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



  2002        2001         2000
--------      ----         ----
$765,553      N/A          N/A



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the previous three fiscal years:



 2002         2001         2000
-------       ----         ----
$21,193       N/A          N/A



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2004, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.20%. Expenses paid by the investment adviser for the past three fiscal years are as follows:



2002          2001         2000
----          ----         ----
$-0-          N/A          N/A


BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 25% of total assets. To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                                      ATSF
                           PIMCO-2 PIMCO Total Return

      AGGREGATE COMMISSIONS
      YEAR ENDED DECEMBER 31
      ----------------------
 2002         2001         2000
 ----         ----         ----
$3,418        N/A          N/A



  AFFILIATED BROKERAGE COMMISSIONS
        YEAR ENDED DECEMBER 31
        ----------------------
2002     %    2001    %    2000    %
----     -    ----    -    ----    -
$-0-    0-%   N/A    N/A   N/A    N/A



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



 2002         2001         2000
 ----         ----         ----
301.95%       N/A          N/A



THE SUB-ADVISER



PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO") serves as sub-adviser to this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002 between ATFA and PIMCO. This agreement continues in effect from year to year if approved annually.



PIMCO, a Delaware limited liability company, is located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. PIMCO is a majority-owned subsidiary of Allianz Dresdner Asset Management of America L.P. PIMCO had approximately $304.6 billion of assets under management as of December 31, 2001.



PORTFOLIO MANAGERS



WILLIAM H. GROSS, leads an investment team for this portfolio, has served as portfolio manager. Mr. Gross leads an investment team for other PIMCO funds.



SUB-ADVISER COMPENSATION



The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentages for the portfolio are as follows:



    0.25% of the portfolio's average daily net assets



SUB-ADVISORY FEES



The sub-adviser received the following fees for the last three fiscal years:



  2002        2001         2000
  ----        ----         ----
$273,412      N/A          N/A



NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATSF
                           PIMCO-3 PIMCO Total Return

SALOMON ALL CAP

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts; however, the portfolio may: (a) purchase interests in real estate investment trusts or companies which invest in or own real estate if the securities of such trusts or companies are registered under the Securities Act of 1933 and are readily marketable or holding or selling real estate received in connection with securities it holds; and (b) may enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, and may engage in forward currency contracts and buy, sell and write options on currencies and shall not be prohibited from reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

2. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

3. Borrow money, except that the portfolio may borrow from banks for investment purposes up to an aggregate of 15% of the value of its total assets taken at the time of borrowing. The portfolio may borrow for temporary or emergency purposes an aggregate amount not to exceed 5% of the value of its total assets at the time of borrowing.

4. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

5. Underwrite securities issued by other persons, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective.

6. Make loans, except that the portfolio may purchase debt obligations in which the portfolio may invest consistent with its investment objectives and policies or enter into, and make loans of its portfolio securities, as permitted under the 1940 Act.

Furthermore, the portfolio has adopted the following non-fundamental restrictions that may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not sell securities short. This restriction shall not apply to transactions involving selling securities "short against the box."

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Salomon All Cap paid $13,964 for the fiscal year ended December 31, 2002.


                                      ATSF
                              SAC-1 Salomon All Cap

ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



   2002          2001        2000
   ----          ----        ----
$2,566,441    $1,707,192   $308,146



ADMINISTRATIVE SERVICES FEES



Each portfolio pays administrative services fees to AEGON/Transamerica Fund Services, Inc., an affiliate of ATFA. The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



  2002          2001        2000
  ----          ----        ----
$33,944       $24,949      $2,425



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2004, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:



2002          2001         2000
----          ----         ----
$-0-          $-0-         $85,511



BORROWING



Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 15% of total assets.



To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.



COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



      AGGREGATE COMMISSIONS
    YEAR ENDED DECEMBER 31 (1)
   2002        2001        2000
   ----        ----        ----
$4,018,341   $644,312    $218,874



       AFFILIATED BROKERAGE COMMISSIONS (1)
            YEAR ENDED DECEMBER 31
  2002      %     2001      %     2000      %
  ----      -     ----      -     ----      -
$10,955   0.27%   $198    0.03%  $1,464   0.67%



(1) The percentage of the portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through Salomon Smith Barney, Inc. for the fiscal years ended December 31, 2002, 2001 and 2000 was less than 1.00%.



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:


                                      ATSF
                              SAC-2 Salomon All Cap

  2002        2001          2000
  ----        ----          ----
134.48%       83.12%       117.91%



THE SUB-ADVISER



SALOMON BROTHERS ASSET MANAGEMENT INC ("SaBAM"), located at 300 1st Stamford Place, 4th Floor, Stamford, Connecticut 06902, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated May 1, 1999, between ATFA and SaBAM. The agreement continues in effect from year to year if approved annually.



SaBAM is a wholly owned subsidiary of Salomon Brothers Holding Company, Inc., which is wholly owned by Salomon Smith Barney Holdings Inc., which is, in turn, wholly owned by Citigroup.



PORTFOLIO MANAGERS



JOHN G. GOODE and PETER J. HABLE have served as co-portfolio managers since May 1, 2002. Mr. Goode is a managing director of SaBAM and manages other funds for SaBAM. Mr. Hable is a managing director of SaBAM and manages other funds for SaBAM.



SUB-ADVISER COMPENSATION



The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is:



     0.30% of the first $20 million of average daily net assets; 0.50% of the next $20-100 million of average daily net assets; and 0.40% of average daily net assets over $100 million1



1 The average daily net assets will be determined on a combined basis with the same name fund managed by the sub-adviser for IDEX Mutual Funds.



SUB-ADVISORY FEES



The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:



   2002        2001       2000
   ----        ----       ----
$1,261,349   $826,024   $143,906



NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATSF
                              SAC-3 Salomon All Cap

SELECT+ AGGRESSIVE

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agency or instrumentalities, or of certificates of deposit and bankers' acceptances.

2. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

3. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business.

4. Make loans, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time.

5. Act as an underwriter.

6. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

8. Underwrite securities issued by other persons, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective.

Furthermore, the portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Directors of the Fund without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."


NOTE: THIS PORTFOLIO COMMENCED OPERATIONS ON DECEMBER 5, 2002, SO THE FOLLOWING DATA COVERS FROM THAT DATE UNTIL THE FISCAL PERIOD ENDED DECEMBER 31, 2002.


                                      ATSF
                           SELAG-1 Select+ Aggressive

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Select+ Aggressive did not pay any fees for the year ended December 31, 2002 as it commenced operations December 5, 2002.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid advisory fees in the following amounts for the last three years.



2002          2001         2000
----          ----         ----
$  7          N/A          N/A



ADMINISTRATIVE SERVICES FEES



Each portfolio pays administrative services fees to AEGON/Transamerica Fund Services, Inc., an affiliate of ATFA. This portfolio paid administrative services fees in the following amounts for the last three years:



 2002         2001         2000
 ----         ----         ----
$2,183        N/A          N/A



PORTFOLIO EXPENSES PAID BY THE INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2004, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.55%. ATFA paid the following amounts for the last three fiscal years:



 2002         2001        2000
 ----         ----        ----
$5,440        N/A         N/A


BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 35% of total assets.

To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio did not pay any brokerage commissions for the past three years as it commenced operations on December 5, 2002.

PORTFOLIO TURNOVER RATE

Information is not included as the portfolio commenced operations December 5, 2002.

THE SUB-ADVISER

UNION PLANTERS INVESTMENT ADVISORS, INC. ("UPIA") serves as sub-adviser for this portfolio. UPIA is located at 1 South Church Street, Suite 500, Belleville, Illinois 62220.

PORTFOLIO MANAGERS

A UPIA investment team serves as manager for this portfolio.

                                      ATSF
                           SELAG-2 Select+ Aggressive

SUB-ADVISER COMPENSATION

UPIA receives monthly compensation from ATFA at the annual rate of 0.10% of the portfolio's average daily net assets.

SUB-ADVISORY FEES

The sub-adviser did not receive any fees for the last three years as the portfolio commenced operations in 2002.


NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATSF
                           SELAG-3 Select+ Aggressive.

SELECT+ CONSERVATIVE

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agency or instrumentalities, or of certificates of deposit and bankers' acceptances.

2. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

3. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business.

4. Make loans, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time.

5. Act as an underwriter.

6. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

8. Underwrite securities issued by other persons, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective.

Furthermore, the portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Directors of the Fund without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."


NOTE: THIS PORTFOLIO COMMENCED OPERATIONS ON DECEMBER 5, 2002, SO THE FOLLOWING DATA COVERS FROM THAT DATE UNTIL THE FISCAL PERIOD ENDED DECEMBER 31, 2002.


                                      ATSF
                          SELCON-1 Select+ Conservative

FEES PAID BY PORTFOLIO



DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Select+ Conservative did not pay any fees for the year ended December 31, 2002 as it commenced operations December 5, 2002.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following advisory fees for the last three years:



2002          2001         2000
----          ----         ----
$  7          N/A          N/A



ADMINISTRATIVE SERVICES FEES



Each portfolio pays administrative services fees to AEGON/Transamerica Fund Services, Inc., an affiliate of ATFA. The portfolio paid the administrative services fees in the following amounts for the last three years:



 2002         2001         2000
 ----         ----         ----
$2,033        N/A          N/A



PORTFOLIO EXPENSES PAID BY THE INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2004, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.55%. ATFA paid the following amounts for the last three fiscal years:



 2002         2001        2000
 ----         ----        ----
$5,289        N/A         N/A


BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 35% of total assets.

To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio did not pay any brokerage commissions for the past three years as it commenced operations on December 5, 2002.

PORTFOLIO TURNOVER RATE

The portfolio commenced operations on December 5, 2002, so information is not included.

THE SUB-ADVISER

UNION PLANTERS INVESTMENT ADVISORS, INC. ("UPIA") serves as sub-adviser for this portfolio.

UPIA is located at 1 South Church Street, Suite 500, Belleville, Illinois 62220.

PORTFOLIO MANAGERS

A UPIA investment team serves as manager for this portfolio.

                                      ATSF
                          SELCON-2 Select+ Conservative

SUB-ADVISER COMPENSATION

UPIA receives monthly compensation from ATFA at the annual rate of 0.10% of the portfolio's average daily net assets.

SUB-ADVISORY FEES

The sub-adviser did not receive any fees for the last three years.


NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATSF
                          SELCON-3 Select+ Conservative

SELECT+ GROWTH & Income

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agency or instrumentalities, or of certificates of deposit and bankers' acceptances.

2. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

3. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business.

4. Make loans, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time.

5. Act as an underwriter.

6. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

8. Underwrite securities issued by other persons, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective.

Furthermore, the portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Directors of the Fund without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

                                      ATSF
                        SELGRI-1 Select+ Growth & Income

NOTE: THIS PORTFOLIO COMMENCED OPERATIONS ON DECEMBER 5, 2002, SO THE FOLLOWING DATA COVERS FROM THAT DATE UNTIL THE FISCAL PERIOD ENDED DECEMBER 31, 2002.



FEES PAID BY PORTFOLIO



DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Select+ Growth & Income did not pay any fees for the year ended December 31, 2002 as it commenced operations December 5, 2002.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid advisory fees in the following amounts for the last three years:



2002          2001         2000
----          ----         ----
$ 31          N/A          N/A



ADMINISTRATIVE SERVICES FEES



Each portfolio pays administrative services fees to AEGON/Transamerica Fund Services, Inc., an affiliate of ATFA. The portfolio paid administrative fees in the following amounts for the last three years:



 2002         2001         2000
 ----         ----         ----
$2,077        N/A          N/A



PORTFOLIO EXPENSES PAID BY THE INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2004, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.55%. ATFA paid the following amounts for the last three fiscal years:



 2002         2001         2000
 ----         ----         ----
$5,306        N/A          N/A


BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 35% of total assets.

To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio did not pay any brokerage commissions for the past three years as it commenced operations on December 5, 2002.

PORTFOLIO TURNOVER RATE

Information is not provided as the portfolio commenced operations on December 5, 2002.

THE SUB-ADVISER

UNION PLANTERS INVESTMENT ADVISORS, INC. ("UPIA") serves as sub-adviser for this portfolio.

UPIA is located at 1 South Church Street, Suite 500, Belleville, Illinois 62220.

                                      ATSF
                        SELGRI-2 Select+ Growth & Income

PORTFOLIO MANAGERS

The portfolio is managed by a UPIA investment team.

SUB-ADVISER COMPENSATION

UPIA receives monthly compensation from ATFA at the annual rate of 0.10% of the portfolio's average daily net assets.

SUB-ADVISORY FEES

The sub-adviser did not receive any fees for the last three years.


NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATSF
                        SELGRI-3 Select+ Growth & Income

T. ROWE PRICE EQUITY INCOME

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the portfolio's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

3. Purchase or sell physical commodities (but this shall not prevent the portfolio from entering into future contracts and options thereon).

4. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

5. Lend any security although the portfolio may lend portfolio securities provided that the aggregate of such loans does not exceed 33 1/3% of the value of the portfolio's total assets. The portfolio may purchase money market securities, enter into repurchase agreements and acquire publicly distributed or privately placed debt securities, and purchase debt.

6. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

8. Underwrite securities issued by other persons, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective.

Furthermore, the portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Directors of the Fund without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

                                      ATSF
                       TRPEI-1 T. Rowe Price Equity Income

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

NOTE: Historical information is derived from the financial history of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Fund, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. T. Rowe Price Equity Income paid $20,370 in fees and expenses for the fiscal period ended December 31, 2002.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



   2002          2001         2000
   ----          ----         ----
$2,837,511    $2,127,309   $1,944,264



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



 2002           2001         2000
 ----           ----         ----
$55,040       $104,674     $92,694



PORTFOLIO EXPENSES PAID BY THE INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2004, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.88%. This arrangement commenced on January 1, 2003, so no expenses were paid for previous years.



BORROWING



Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes as permitted by law.



COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



      AGGREGATE COMMISSIONS
      YEAR ENDED DECEMBER 31
  2002          2001         2000
  ----          ----         ----
$401,081      $156,405     $215,886


                                      ATSF
                       TRPEI-2 T. Rowe Price Equity Income

               AFFILIATED BROKERAGE COMMISSIONS
                    YEAR ENDED DECEMBER 31
2002          %          2001          %         2000         %
----          -          ----          -         ----         -
$-0-        -0-%         $-0-         -0-%       $-0-        -0-%



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



 2002         2001         2000
 ----         ----         ----
12.24%        19.0%        38.0%



THE SUB-ADVISER



T. ROWE PRICE ASSOCIATES, INC. ("T. ROWE PRICE"), 100 East Pratt Street, Baltimore, Maryland 21202, the portfolio's sub-adviser, was founded in 1937. As of December 31, 2002, T. Rowe Price and its affiliates managed over $140.6 billion in investments for more than 8 million individual and institutional investor accounts. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.



PORTFOLIO MANAGER



BRIAN C. ROGERS, Vice President of T. Rowe Price, manages T. Rowe Price Equity Income day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983. Mr. Rogers has managed the T. Rowe Price Equity Income Fund since 1993.



SUB-ADVISER COMPENSATION



The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.40%.



SUB-ADVISORY FEES



The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:



   2002          2001        2000
   ----          ----        ----
$1,418,755    $1,063,374   $972,100



CERTAIN INVESTMENTS



MONEY MARKET RESERVES



It is expected that T. Rowe Price Equity Income will invest its cash reserves primarily in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price and its affiliates. The T. Rowe Price Reserve Investment Fund ("RIF") and Government Reserve Investment Fund ("GRIF") are series of T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the Securities and Exchange Commission (Investment Company Act Release No. IC-22770, July 29,
1997).



The funds must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. The RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRIF invests primarily in a portfolio of U.S. Government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon.


                                      ATSF
                       TRPEI-3 T. Rowe Price Equity Income

The RIF and GRIF provide very efficient means of managing the cash reserves of the portfolios. While the funds do not pay an advisory fee to the Investment Manager, they will incur other expenses. However, the RIF and GRIF are expected by T. Rowe Price to operate at very low expense ratios. The portfolio will only invest in RIF or GRIF to the extent it is consistent with its objectives and programs.

The RIF and GRIF are not insured or guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                       TRPEI-4 T. Rowe Price Equity Income

T. ROWE PRICE GROWTH STOCK

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the portfolio's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

3. Purchase or sell physical commodities (but this shall not prevent the portfolio from entering into future contracts and options thereon).

4. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

5. Lend any security although the portfolio may lend portfolio securities provided that the aggregate of such loans does not exceed 33 1/3% of the value of the portfolio's total assets. The portfolio may purchase money market securities, enter into repurchase agreements and acquire publicly distributed or privately placed debt securities, and purchase debt.

6. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

8. Underwrite securities issued by other persons, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective.

Furthermore, the portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Directors of the Fund without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

                                      ATSF
                       TRPGS-1 T. Rowe Price Growth Stock

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

(F) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

NOTE: Historical information is derived from the financial history of the portfolio's predecessor, T. Rowe Price Growth Stock Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. T. Rowe Price Growth Stock paid $11,279 in fees and expenses for the fiscal period ended December 31, 2002.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser for this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



   2002          2001         2000
   ----          ----         ----
$1,710,355    $1,857,870   $2,227,639



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



 2002           2001         2000
 ----           ----         ----
$43,314       $91,113      $102,925


PORTFOLIO EXPENSES PAID BY THE INVESTMENT ADVISER

ATFA has voluntarily undertaken, until at least April 30, 2004, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.89%. This arrangement began on January 1, 2003, so expenses were not incurred for prior years.

BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes as permitted by law.

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                                      ATSF
                       TRPGS-2 T. Rowe Price Growth Stock

        AGGREGATE COMMISSIONS
       YEAR ENDED DECEMBER 31
  2002          2001         2000
  ----          ----         ----
$359,603      $304,500     $356,863



               AFFILIATED BROKERAGE COMMISSIONS
                    YEAR ENDED DECEMBER 31
                    ----------------------
2002          %          2001           %        2000        %
----          -          ----           -        ----        -
$-0-        -0-%         $-0-         -0-%       $-0-       -0-%



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



 2002          2001         2000
 ----          ----         ----
48.44%        67.0%        80.0%



THE SUB-ADVISER



T. ROWE PRICE ASSOCIATES, INC. ("T. ROWE PRICE"), located at 100 East Pratt Street, Baltimore, Maryland 21202, the portfolio's sub-adviser, was founded in 1937. As of December 31, 2002, T. Rowe Price and its affiliates managed over $140.6 billion in investments for more than 8 million individual and institutional investor accounts. T. Rowe Price is a wholly owned subsidiary of
T. Rowe Price Group, Inc., a publicly traded financial services holding company.



T. Rowe Price serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002 between ATFA and T. Rowe Price. The agreement continues in effect from year to year if approved annually.



PORTFOLIO MANAGER



ROBERT W. SMITH, Vice President of T. Rowe Price, manages T. Rowe Price Growth Stock day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1991. He joined T. Rowe Price in 1992 and has been managing investments since 1991.



SUB-ADVISER COMPENSATION



The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.40%.



SUB-ADVISORY FEES



The sub-adviser received fees for its services in the following amounts for the last three fiscal years:



  2002          2001          2000
  ----          ----          ----
$855,177      $927,314     $1,114,000



CERTAIN INVESTMENTS



MONEY MARKET RESERVES



It is expected that T. Rowe Price Growth Stock will invest its cash reserves primarily in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price and its affiliates. The T. Rowe Price Reserve Investment Fund ("RIF") and Government Reserve Investment Fund ("GRIF") are series of T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the Securities and Exchange Commission (Investment Company Act Release No. IC-22770, July 29,
1997).


                                      ATSF
                       TRPGS-3 T. Rowe Price Growth Stock

The funds must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. The RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRIF invests primarily in a portfolio of U.S. Government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon.

The RIF and GRIF provide very efficient means of managing the cash reserves of the portfolios. While the funds do not pay an advisory fee to the Investment Manager, they will incur other expenses. However, the RIF and GRIF are expected by T. Rowe Price to operate at very low expense ratios. The portfolio will only invest in RIF or GRIF to the extent it is consistent with its objectives and programs.

The RIF and GRIF are not insured or guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.

NOTE: Complete Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                       TRPGS-4 T. Rowe Price Growth Stock

T. ROWE PRICE SMALL CAP

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the portfolio's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

3. Purchase or sell physical commodities (but this shall not prevent the portfolio from entering into future contracts and options thereon).

4. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

5. Lend any security although the portfolio may lend portfolio securities provided that the aggregate of such loans does not exceed 33 1/3% of the value of the portfolio's total assets. The portfolio may purchase money market securities, enter into repurchase agreements and acquire publicly distributed or privately placed debt securities, and purchase debt.

6. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

8. Underwrite securities issued by other persons, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective.

Furthermore, the portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Directors of the Fund without shareholder approval:

(A) The portfolio may not purchase additional securities when money borrowed exceeds 5% of its total assets. This restriction shall not apply to temporary borrowings until the portfolio's net assets exceed $40,000,000.

(B) The portfolio may not purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures that do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the portfolio's net asset value.

                                      ATSF
                         TRPSC-1 T. Rowe Price Small Cap

(C) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

(D) The portfolio may not invest in companies for the purpose of exercising control or management.

(E) The portfolio may not purchase securities of open-end or closed-end investment companies except (i) in compliance with the 1940 Act; or (ii) securities of the T. Rowe Price Reserve Investment or Government Reserve Investment Funds.

(F) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(G) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(H) The portfolio may not sell securities short, except short sales "against the box."

(I) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. T. Rowe Price Small Cap paid $3,605 for the fiscal year ended December 31, 2002.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



  2002          2001         2000
  ----          ----         ----
$591,964      $278,284     $165,657



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



  2002         2001         2000
  ----         ----         ----
$30,412       $6,433       $1,767



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2004, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:



2002            2001         2000
----            ----         ----
$-0-          $18,121      $30,189


                                      ATSF
                         TRPSC-2 T. Rowe Price Small Cap

BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 33-1/3% of total assets.

To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:


       AGGREGATE COMMISSIONS
      YEAR ENDED DECEMBER 31
  2002         2001          2000
  ----         ----          ----
$186,110      $55,592      $31,481



             AFFILIATED BROKERAGE COMMISSIONS
                  YEAR ENDED DECEMBER 31
                  ----------------------
2002          %        2001         %        2000        %
----          -        ----         -        ----        -
$-0-        -0-%       $-0-       -0-%       $-0-       -0-%


PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



 2002         2001          2000
 ----         ----          ----
38.91%        42.09%       64.53%



THE SUB-ADVISER



T. ROWE PRICE ASSOCIATES, INC. ("T. ROWE PRICE"), located at 100 E. Pratt Street, Baltimore, MD 21202, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated May 1, 1999, between ATFA and T. Rowe Price. The agreement continues in effect from year to year if approved annually.



PORTFOLIO MANAGER



PAUL W. WOJCIK, CFA, a Vice President of T. Rowe Price, manages the T. Rowe Price Small Cap day to day and has been Chairman of the portfolio's Investment Advisory Committee since December 2000.



SUB-ADVISER COMPENSATION



The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35%.



SUB-ADVISORY FEES



The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:



  2002          2001         2000
  ----          ----         ----
$276,251      $130,440     $76,732


                                      ATSF
                         TRPSM-3 T. Rowe Price Small Cap

CERTAIN INVESTMENTS

MONEY MARKET RESERVES

It is expected that T. Rowe Price Small Cap will invest its cash reserves primarily in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price and its affiliates. The T. Rowe Price Reserve Investment Fund ("RIF") and Government Reserve Investment Fund ("GRIF") are series of T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the Securities and Exchange Commission (Investment Company Act Release No. IC-22770, July 29,
1997).

The funds must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. The RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRIF invests primarily in a portfolio of U.S. Government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon.

The RIF and GRIF provide very efficient means of managing the cash reserves of the portfolios. While the funds do not pay an advisory fee to the Investment Manager, they will incur other expenses. However, the RIF and GRIF are expected by T. Rowe Price to operate at very low expense ratios. The portfolio will only invest in RIF or GRIF to the extent it is consistent with its objectives and programs.

The RIF and GRIF are not insured or guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                         TRPSM-4 T. Rowe Price Small Cap

THIRD AVENUE VALUE

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. Act as underwriter of securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, it may technically be deemed to be an underwriter under certain securities laws.

2. Invest 25% or more of the value of its total assets in the securities of issuers (other than Government securities) which are determined to be engaged in the same industry or similar trades or businesses or related trades or businesses.

3. Buy or sell commodities or commodity contracts or future contracts (other than gold or foreign currencies unless acquired as a result of ownership of securities).

4. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the portfolio may own debt or equity securities issued by companies engaged in those businesses.

5. Borrow money or pledge, mortgage or hypothecate any of its assets except that the portfolio may borrow on a secured or unsecured basis as a temporary measure for extraordinary or emergency purposes. Such temporary borrowing may not exceed 5% of the value of the portfolio's total assets when the borrowing is made.

6. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

7. Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

Furthermore, the portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

(A) The portfolio may not make short sales of securities or maintain a short position. This restriction shall not apply to transactions involving selling securities "short against the box."

(B) The portfolio may not participate on a "joint" or "joint and several" basis in any trading account in securities.

(C) The portfolio may not invest in securities of other investment companies if the portfolio, after such purchase or acquisition owns, in the aggregate, (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the portfolio, or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the portfolio) having an aggregate value in excess of 10% of the value of the total assets of the portfolio.

(D) The portfolio may not invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in the marketable securities of companies that invest in or sponsor such programs.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



The portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Third Avenue Value paid $9,021 for the fiscal year ended December 31, 2002.


                                      ATSF
                            TAV-1 Third Avenue Value

ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



   2002          2001        2000
   ----          ----        ----
$1,579,372    $1,064,247   $412,042



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



  2002         2001         2000
  ----         ----         ----
$30,412       $18,450      $3,970



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



The investment adviser has voluntarily undertaken, until at least April 30, 2004 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:



2002     2001    2000
----     ----    ----
$-0-     $-0-    $-0-



BORROWING



Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 5% of total assets.



To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 5% of its net assets.



COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



          AGGREGATE COMMISSIONS
         YEAR ENDED DECEMBER 31
  2002 (1)      2001 (2)     2000 (3)
  ----          ----         -----
$212,849      $198,866      $82,677



                     AFFILIATED BROKERAGE COMMISSIONS
                          YEAR ENDED DECEMBER 31
  2002             %          2001          %         2000          %
  ----             -          ----          -         ----          -
$181,424        85.24%      $170,453     85.71%      $76,474      92.50%



(1) The percentage of the portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through M.J. Whitman, Inc. for the fiscal year ended December 31, 2002 was 91.88%.



(2) The percentage of the portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through M.J. Whitman, Inc. for the fiscal year ended December 31, 2001 was 88.71%.



(3) The percentage of the portfolio aggregate dollar amount of transaction involving the payment of commissions effected through M.J. Whitman, Inc. for the fiscal year ended December 31, 2000 was 87.69%.


                                      ATSF
                            TAV-2 Third Avenue Value

PORTFOLIO TURNOVER RATE



The portfolio's investment policies and objectives, which emphasize long-term holdings, should tend to keep the number of portfolio transactions relatively low. Because of this, the annual portfolio turnover rate is not expected to exceed 50%.



The portfolio's turnover rate for the last three fiscal years is as follows:



2002      2001      2000
----      ----      ----
5.31%    18.13%    24.05%



THE SUB-ADVISER



THIRD AVENUE MANAGEMENT LLC ("THIRD AVENUE"), located at 622 Third Avenue, New York, New York 10017, serves as sub-adviser to the portfolio, pursuant to a Sub-Advisory Agreement dated August 8, 2002. The agreement continues in effect from year to year if approved annually.



PORTFOLIO MANAGERS



MARTIN J. WHITMAN AND YANG T. LIE have served as portfolio managers of the portfolio since September 2001. Mr. Whitman has served as sole portfolio manager of this portfolio since its inception. Ms. Lie serves as senior portfolio manager for Third Avenue's private and institutional advisory business and as a senior research analyst for Third Avenue Funds. Prior to joining Third Avenue in 1996, Ms. Lie was an equity analyst for Prudential Securities.



Mr. Whitman is Chairman and co-CIO of the sub-adviser. He has managed the Third Avenue Value Fund since its inception on November 1, 1995. Mr. Whitman has over 42 years' experience in the securities industry, has served as a Distinguished Management Fellow at the Yale School of Management for 28 years and has been a director of various public and private companies, currently including Danielson Holding Corporation, an insurance holding company and Nabors Industries, Inc., an international oil drilling contractor.



SUB-ADVISER COMPENSATION
'


The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is:



    50% of fees received by the investment adviser, less 50% of excess expenses paid by the investment adviser pursuant to any expense limitation



SUB-ADVISORY FEES



The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:



  2002         2001          2000
  ----         ----          ----
$789,686     $534,151      $203,994



NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATSF
                            TAV-3 Third Avenue Value

TRANSAMERICA CONVERTIBLE SECURITIES

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of such issuer exceeds 5% of the value of the portfolio's total assets, or (b), the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

4. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

5. Lend any security or make any other loan if, as a result, more than 25% of the portfolio's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities, or to repurchase agreements).

6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

7. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the portfolio's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

Furthermore, the portfolio has adopted the following non-fundamental restrictions that may be changed by the Board of Directors of the portfolio without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

(B) The portfolio may not sell securities short, except short sales "against the box" which includes underlying stocks of convertible securities.

                                      ATSF
                    TCS-1 Transamerica Convertible Securities

(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(D) The portfolio may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

(E) The portfolio may not invest for purposes of exercising control or management.

(F) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or the segregation of assets in connection with such transactions.

(G) The portfolio may not purchase securities in other investment companies, except as it may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or offer of exchange.

(H) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

NOTE: THIS PORTFOLIO COMMENCED OPERATIONS ON MAY 1, 2002, SO THE FOLLOWING DATA COVERS FROM THAT DATE THROUGH THE FISCAL PERIOD ENDED DECEMBER 31, 2002.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Transamerica Convertible Securities paid $785 for the fiscal period ended December 31, 2002.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



  2002      2001    2000
  ----      ----    ----
$123,543    N/A     N/A



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the past three fiscal years:



  2002      2001     2000
  ----      ----     ----
$17,661     N/A      N/A


PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

ATFA has voluntarily undertaken, until at least April 30, 2004, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.30%. Expenses paid for the past three fiscal years are as follows:

                                      ATSF
                    TCS-2 Transamerica Convertible Securities

2002        2001      2000
----        ----      ----
$-0-        N/A       N/A



BORROWING



Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 25% of total assets.



To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.



COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



      AGGREGATE COMMISSIONS
     YEAR ENDED DECEMBER 31
  2002        2001         2000
  ----        ----         ----
$28,961       N/A          N/A



               AFFILIATED BROKERAGE COMMISSIONS
                    YEAR ENDED DECEMBER 31
2002           %          2001         %         2000          %
----           -          ----         -         ----          -
$-0-          -0-%        N/A         N/A        N/A         N/A



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



 2002         2001         2000
 ----         ----         ----
72.16%        N/A          N/A



THE SUB-ADVISER



TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM") serves as sub-adviser to Transamerica Convertible Securities. TIM, located at 1150 South Olive Street, Suite 2700, Los Angeles, CA 90015, is a registered investment adviser, which is wholly owned by Transamerica Investment Services ("TIS"). TIS' parent was acquired in 1999 by AEGON, N.V., a global financial services firm, and one of the world's 100 largest public companies. ATFA is an affiliate of TIM.



The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2002, between ATFA and TIM. The agreement continues in effect from year to year if approved annually.



PORTFOLIO MANAGERS



Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.



LEAD PORTFOLIO MANAGER: KIRK J. KIM, CFA, is Vice President and Portfolio Manager at TIM. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining TIM, he worked as a securities analyst for Franklin Templeton Group. He joined TIM in 1997 and has seven years of investment experience. Mr. Kim holds a B.S. in finance from the University of Southern California.


                                      ATSF
                    TCS-3 Transamerica Convertible Securities

PORTFOLIO MANAGER: GARY U. ROLLE is President and Chief Investment Officer of TIM. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate account in the growth discipline. He joined TIM in 1967. He holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.



SUB-ADVISER COMPENSATION



The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentages for the portfolio are as follows:



     0.40% of the first $500 million of average daily net assets; and 0.35% of average daily net assets in excess of $500 million, less 50% of amount of excess expenses1



1 Excess expenses are those expenses paid by the investment adviser on behalf of a portfolio pursuant to any expense limitation.



SUB-ADVISORY FEES



The sub-adviser was paid the following amounts for the past three fiscal years:



  2002       2001       2000
  ----       ----       ----
$61,772      N/A        N/A



NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATSF
                    TCS-4 Transamerica Convertible Securities

TRANSAMERICA EQUITY

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of such issuer exceed 5% of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction;

2. Borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33.33% of the value of the portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever outstanding borrowings, not including reverse repurchase agreements, represent 5% or more of the portfolio's total assets, the portfolio will not make any additional investments;

3. Lend its assets or money to other persons, except through (a) purchasing debt obligations, (b) lending securities in an amount not to exceed 33.33% of the portfolio's assets taken at market value, (c) entering into repurchase agreements (d) trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes and
(e) entering into variable rate demand notes;

4. Purchase securities (other than U.S. government securities) of any issuer if, as a result of the purchase, more than 5% of the portfolio's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the total assets of the portfolio may be invested without regard to this limitation. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction;

5. Purchase more than 10% of the voting securities of any one issuer, or more than 10% of the outstanding securities of any class of issuer, except that (a) this limitation is not applicable to the portfolio's investments in government securities and (b) up to 25% of the value of the assets of the portfolio may be invested without regard to these 10% limitations. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction. These limitations are subject to any further limitations under the 1940 Act;

6. Invest 25% or more of the Portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their service: for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies, instrumentalities, or of certificates of deposit and bankers' acceptances;

7. Underwrite any issue of securities, except to the extent that the sale of securities in accordance with the portfolio's investment objective, policies and limitations may be deemed to be an underwriting, and except that the portfolio may acquire securities under circumstances in which, if the securities were sold, the portfolio might be deemed to be an underwriter for purposes of the 1933 Act;

8. Purchase or sell real estate or real estate limited partnership interests, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that the portfolio may (a) invest in securities secured by real estate, mortgages or interests in real estate or mortgages, (b) purchase securities issued by companies that invest or deal in real estate, mortgages or interests in real estate or mortgages, (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business or (d) acquire real estate or interests in real estate securing an issuer's obligations, in the event of a default by that issuer;

9. Make short sales of securities or maintain a short position unless, at all times when a short position is open, the portfolio owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short;

                                      ATSF
                            TE-1 Transamerica Equity

10. Purchase securities on margin, except that the portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, and options on securities indexes will not be deemed to be a purchase of securities on margin by the portfolio;

11. Invest in commodities, except that the portfolio may invest in futures contracts (including financial futures contracts or securities index futures contracts) and related options and other similar contracts as described in this Statement of Additional Information and in the prospectus;

12. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by a portfolio of a segregated account with its custodian or some other form of "cover."

Furthermore, the portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Directors without shareholder approval:

(A) The portfolio may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the 1940 Act, if as a result of the purchase: (a) more than 10% of the value of the portfolio's total assets would be invested in the securities of investment companies; (b) more than 5% of the value of the portfolio's total assets would be invested in the securities of any one investment company; or (c) the portfolio would own more than 3% of the total outstanding voting securities of any investment company; and

(B) The portfolio may not invest in companies for the purposes of exercising control or management.

(C) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

In addition to the above, as a fundamental policy, the portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such portfolio (which might result in duplication of certain fees and expenses).

NOTE: Historical information is derived from the financial history of the portfolio's predecessor Growth Portfolio of the Transamerica Variable Insurance Fund, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses to the Fund's Board of Directors. Transamerica Equity paid $9,936 in fees for the fiscal period ended December 31, 2002.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



   2002          2001         2000
   ----          ----         ----
$2,035,985    $1,761,862   $2,058,351


                                      ATSF
                            TE-2 Transamerica Equity

ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative service fees in the following amounts for the last three fiscal years:



  2002          2001         2000
  ----          ----         ----
$65,323       $119,265     $127,833



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2004, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.85%. Expenses paid by the investment adviser for the past three fiscal years were:



2002         2001        2000
----         ----        ----
$-0-       $139,503    $40,003



BORROWING



Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 33-1/3% of total assets.



To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.



COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



       AGGREGATE COMMISSIONS
      YEAR ENDED DECEMBER 31
  2002          2001         2000
  ----          ----         ----
$490,034      $270,032     $168,693



               AFFILIATED BROKERAGE COMMISSIONS
                    YEAR ENDED DECEMBER 31
2002           %          2001         %         2000          %
----           -          ----         -         ----          -
$-0-          -0-%        $-0-        -0-%       $-0-         -0-%



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



 2002         2001         2000
 ----         ----         ----
22.98%        51.23%       37.76%


THE SUB-ADVISER

TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM") serves as the sub-adviser to Transamerica Equity. TIM, located at 1150 South Olive Street, Los Angeles, California 90015, is a registered investment advisor that is wholly owned by Transamerica Investment Services ("TIS"). TIS' parent was acquired in 1999 by AEGON, N.V., a global financial services firm and one of the world's 100 largest public companies.

The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2002, between ATFA and TIM. This agreement continues in effect from year to year if approved annually.

                                      ATSF
                            TE-3 Transamerica Equity

PORTFOLIO MANAGERS



Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designed as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.



LEAD PORTFOLIO MANAGER SINCE 1984: JEFFREY S. VAN HARTE, CFA, is Senior Vice President and Head of Equity Investments at TIM. Mr. Van Harte is the Lead Portfolio Manager for the Transamerica Premier Equity Fund. He also manages sub-advised funds and institutional separate accounts in the large growth discipline. Prior to portfolio management responsibilities at TIM, Mr. Van Harte was a securities analyst and trader for TIS. He joined TIM in 1980. Mr. Van Harte received a B.S. in finance from California State University at Fullerton and is a Chartered Financial Analyst.



PORTFOLIO MANAGER: GARY U. ROLLE, CFA, is President and Chief Investment Officer of TIM. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in growth discipline. He joined TIM in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.



SUB-ADVISER COMPENSATION



The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is as follows:



     0.35% of the portfolio's average daily net assets, less 50% of excess expenses



SUB-ADVISORY FEES



The sub-adviser received fees in the following amounts for the last three fiscal years:



  2002           2001         2000
  ----           ----         ----
$950,127      $1,622,359   $2,018,348



NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATSF
                            TE-4 Transamerica Equity

TRANSAMERICA GROWTH OPPORTUNITIES

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of such issuer exceed 5% of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction;

2. Borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33.33% of the value of the portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever outstanding borrowings, not including reverse repurchase agreements, represent 5% or more of the portfolio's total assets, the portfolio will not make any additional investments;

3. Lend its assets or money to other persons, except through (a) purchasing debt obligations, (b) lending securities in an amount not to exceed 33.43% of the portfolio's assets taken at market value, (c) entering into repurchase agreements (d) trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes and
(e) entering into variable rate demand notes;

4. Purchase securities (other than U.S. government securities) of any issuer if, as a result of the purchase, more than 5% of the portfolio's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the total assets of the portfolio may be invested without regard to this limitation. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction;

5. Purchase more than 10% of the voting securities of any one issuer, or more than 10% of the outstanding securities of any class of issuer, except that (a) this limitation is not applicable to the portfolio's investments in government securities and (b) up to 25% of the value of the assets of the portfolio may be invested without regard to these 10% limitations. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction. These limitations are subject to any further limitations under the 1940 Act;

6. Invest 25% or more of the Portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their service: for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies, instrumentalities, or of certificates of deposit and bankers' acceptances;

7. Underwrite any issue of securities, except to the extent that the sale of securities in accordance with the portfolio's investment objective, policies and limitations may be deemed to be an underwriting, and except that the portfolio may acquire securities under circumstances in which, if the securities were sold, the portfolio might be deemed to be an underwriter for purposes of the 1933 Act;

8. Purchase or sell real estate or real estate limited partnership interests, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that the portfolio may (a) invest in securities secured by real estate, mortgages or interests in real estate or mortgages, (b) purchase securities issued by companies that invest or deal in real estate, mortgages or interests in real estate or mortgages, (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business or (d) acquire real estate or interests in real estate securing an issuer's obligations, in the event of a default by that issuer;

9. Make short sales of securities or maintain a short position unless, at all times when a short position is open, the portfolio owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short;

                                      ATSF
                     TGO-1 Transamerica Growth Opportunities

10. Purchase securities on margin, except that the portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, and options on securities indexes will not be deemed to be a purchase of securities on margin by the portfolio;

11. Invest in commodities, except that the portfolio may invest in futures contracts (including financial futures contracts or securities index futures contracts) and related options and other similar contracts as described in this Statement of Additional Information and in the prospectus;

12. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by a portfolio of a segregated account with its custodian or some other form of "cover."

Furthermore, the portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Directors without shareholder approval:

(A) The portfolio may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the 1940 Act, if as a result of the purchase: (a) more than 10% of the value of the portfolio's total assets would be invested in the securities of investment companies; (b) more than 5% of the value of the portfolio's total assets would be invested in the securities of any one investment company; or (c) the portfolio would own more than 3% of the total outstanding voting securities of any investment company; and

(B) The portfolio may not invest in companies for the purposes of exercising control or management.

In addition to the above, as a fundamental policy, the portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such portfolio (which might result in duplication of certain fees and expenses).

NOTE: Historical information is derived from the financial history of the portfolio's predecessor Small Company Portfolio of Transamerica Variable Life Insurance Fund, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Transamerica Growth Opportunities paid $1,115 in fees for the fiscal period ended December 31, 2002.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



 2002          2001        2000
 ----          ----        ----
$268,101      $11,209      N/A



ADMINISTRATIVE SERVICES FEES


The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

                                      ATSF
                     TGO-2 Transamerica Growth Opportunities

  2002         2001        2000
  ----         ----        ----
$41,481       $33,401      N/A



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2004, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.20%. Expenses paid by the investment adviser for the last three fiscal years are as follows:



2002           2001        2000
----           ----        ----
$-0-          $61,845      N/A



BORROWING



Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 33 1/3% of total assets.



To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.



COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



      AGGREGATE COMMISSIONS
     YEAR ENDED DECEMBER 31
  2002         2001        2000
  ----         ----        ----
$207,782      $3,037       N/A



               AFFILIATED BROKERAGE COMMISSIONS
                    YEAR ENDED DECEMBER 31
2002           %          2001         %         2000         %
----           -          ----         -         ----         -
$-0-          -0-%        $-0-        -0-%       N/A         N/A



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



 2002         2001         2000
 ----         ----         ----
13.50%        3.96%        N/A



THE SUB-ADVISER


TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM") serves as the sub-adviser to Transamerica Growth Opportunities. TIM, located at 1150 South Olive Street, Los Angeles, California 90015, is a registered investment adviser that is wholly owned by Transamerica Investment Services ("TIS"). TIS' parent was acquired in 1999 by AEGON, N.V., a global financial services firm, and one of the world's 100 largest public companies.

The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2002 between ATFA and TIM. This agreement continues in effect from year to year if approved annually.

                                      ATSF
                     TGO-3 Transamerica Growth Opportunities

PORTFOLIO MANAGERS



Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designed as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.



LEAD PORTFOLIO CO-MANAGER: CHRISTOPHER J. BONAVICO, CFA, is Vice President and Portfolio Manager at TIM. Mr. Bonavico is the Co-Manager of the Transamerica Premier Focus Fund and the Transamerica Premier Growth Opportunities Fund. He also manages sub-advised funds and institutional separate accounts in the aggressive growth and small/mid growth disciplines. Prior to joining TIM, Mr. Bonavico worked as a research analyst for Salomon Brothers. He joined TIM in 1993 and has 14 years of investment experience. Mr. Bonavico received a B.S. in economics from the University of Delaware and is a Chartered Financial Analyst.



LEAD PORTFOLIO CO-MANAGER SINCE 2001: KENNETH F. BROAD, CFA, is Vice President and Portfolio Manager at TIM. Mr. Broad is the Co-Manager of the Transamerica Premier Growth Opportunities Fund and the Transamerica Premier Focus Fund. He also manages sub-advised funds and institutional separate accounts in the small/mid growth discipline. Prior to joining TIM, Mr. Broad was Vice President and Portfolio Manager with Franklin Templeton Group. He joined TIM in 2000 and has eight years of investment experience. Mr. Broad holds an M.B.A. from the University of California at Los Angeles and received his B.S. in economics from Colgate University. He is a Chartered Financial Analyst.



SUB-ADVISER COMPENSATION



The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is as follows:



     0.425%, less 50% of excess expenses



SUB-ADVISORY FEES



The portfolio received fees for its services in the following amounts for the last three fiscal years:



  2002        2001         2000
  ----        ----         ----
$134,050      $-0-         N/A



NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATSF
                     TGO-4 Transamerica Growth Opportunities

TRANSAMERICA MONEY MARKET

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than cash items and "Government securities" as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Invest 25% or more of the value of the portfolio's assets in any particular industry (other than Government securities or obligations of U.S. branches of U.S. banks).

3. Purchase or sell physical commodities unless acquired as a result of ownership of securities.

4. Purchase or sell puts, calls, straddles, spreads, or any combination thereof, real estate (including real estate limited partnerships), commodities, or commodity contracts or interest in oil, gas or mineral exploration or development programs or leases. However, the portfolio may purchase debt securities or commercial paper issued by companies which invest in real estate or interest therein, including real estate investment trusts.

5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the portfolio.

6. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

7. Borrow money, except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% restriction. This policy shall not prohibit reverse repurchase agreements or the segregation of assets in connection with such transactions.

8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

Furthermore, the portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

(A) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or the segregation of assets in connection with such transactions.

(B) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

(C) The portfolio may not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions.

                                      ATSF
                         TMM-1 Transamerica Money Market

(D) The portfolio may not invest more than 10% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any securities for which the Board of Directors or the Sub-Adviser has made a determination of liquidity, as permitted under the 1940 Act.

(E) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Restrictions (i) and (ii) do not apply to securities received as dividends, through offers to exchange, or as a result of reorganization, consolidation, or merger.

(F) The portfolio may not invest in companies for the purpose of exercising control or management.

(G) The portfolio may not invest in oil, gas or other mineral exploration or development programs, although it may invest in the marketable securities of companies that invest in or sponsor such programs.

Except with respect to borrowing money, if a percentage limitation set forth above in the investment restrictions for each portfolio is complied with at the time of the investment, a subsequent change in the percentage resulting from any change in value of a portfolio's net assets will not result in a violation of such restriction. State laws and regulations may impose additional limitations on borrowing, lending, and the use of options, futures, and other derivative instruments. In addition, such laws and regulations may require a portfolio's investments in foreign securities to meet additional diversification and other requirements.


FEES PAID BY PORTFOLIO



DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Directors to the Board. Transamerica Money Market paid $20,399 for the fiscal year ended December 31, 2002.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



   2002           2001           2000
   ----           ----           ----
$1,909,548     $1,688,614     $1,137,891



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



  2002          2001           2000
  ----          ----           ----
$30,412        $15,960        $8,908



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2004, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.57% (effective May 1, 2003). The following portfolio expenses were paid by the investment adviser for the last three fiscal years:



2002           2001           2000
----           ----           ----
$-0-           $-0-           $-0-



                                      ATSF
                         TMM-2 Transamerica Money Market

BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 25% of total assets.

To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.

COMMISSION PAID BY THE PORTFOLIO


The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



           AGGREGATE COMMISSIONS
          YEAR ENDED DECEMBER 31
          ----------------------
2002              2001              2000
----              ----              ----
$-0-              $-0-              $-0-



                    AFFILIATED BROKERAGE COMMISSIONS
                         YEAR ENDED DECEMBER 31
                         ----------------------
2002             %           2001            %           2000            %
----             -           ----            -           ----            -
$-0-            -0-%         $-0-          -0-%          $-0-           -0-%



PORTFOLIO TURNOVER RATE



The portfolio does not have a stated portfolio turnover rate, as securities of the type in which it invests are excluded in the usual calculation of that rate.



THE SUB-ADVISER(1)



Transamerica Investment Management, LLC ("TIM"), located at 1150 South Olive Street, Suite 2700, Los Angeles, CA 90015, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2000, between AFTA and TIM. The agreement will continue from year to year if approved annually.



TIM is a registered investment adviser, which is wholly owned by Transamerica Investment Services ("TIS"). TIS' parent was acquired in 1999 by AEGON, N.V., a global financial services firm, and one of the world's 100 largest public companies. The Fund and TIM are affiliates.



PORTFOLIO MANAGERS



Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designed as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.



Lead Portfolio Manager: Edward S. Han is Vice President and Portfolio Manager at TIM. Mr. Han is the Lead Portfolio Manager for the Transamerica Premier Cash Reserve Fund and the Transamerica Premier High Yield Bond Fund. He also manages sub-advised funds and institutional separate accounts in the fixed income discipline. He joined TIM in 1998 and has eight years of investment experience. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine.



Portfolio Manager: Andrew T. Kim is Fixed Income Research Analyst at TIM. He joined TIM in 2001 and has five years of investment experience. Mr. Kim received a B.A. in finance from the University of Southern California and is a Chartered Financial Analyst.


SUB-ADVISER COMPENSATION

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets of each portfolio managed by the sub-adviser. The sub-advisory fee for the portfolio is:

                                      ATSF
                         TMM-3 Transamerica Money Market

     0.15% of average daily net assets, less 50% of excess expenses

(1) Prior to May 1, 2002, this portfolio was sub-advised by J.P. Morgan Investment Management, Inc.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:


  2002           2001           2000
  ----           ----           ----
$786,281       $635,852       $424,088


NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                         TMM-4 Transamerica Money Market

TRANSAMERICA U.S. GOVERNMENT SECURITIES

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the portfolio's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

3. Purchase or sell physical commodities (but this shall not prevent the portfolio from entering into future contracts and options thereon).

4. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

5. Lend any security although the portfolio may lend portfolio securities provided that the aggregate of such loans does not exceed 33 1/3% of the value of the portfolio's total assets. The portfolio may purchase money market securities, enter into repurchase agreements and acquire publicly distributed or privately placed debt securities, and purchase debt.

6. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

8. Underwrite securities issued by other persons, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective.

Furthermore, the portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Directors of the Fund without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

                                      ATSF
                 TUSGS-1 Transamerica U.S. Government Securities

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

NOTE: Historical information is derived from the portfolio's predecessor, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Transamerica U.S. Government Securities paid $9,873 fees or expenses for the fiscal period ended December 31, 2002.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



   2002          2001           2000
   ----          ----           ----
$1,207,978     $598,458       $490,746



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



  2002          2001           2000
  ----          ----           ----
$32,592        $37,471        $29,328



PORTFOLIO EXPENSES PAID BY THE INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2004, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.73%. This arrangement commenced on January 1, 2003, so no expenses were incurred for previous fiscal years.



BORROWING



Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes as permitted by law.



COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



        AGGREGATE COMMISSIONS
        YEAR ENDED DECEMBER 31
        ----------------------
 2002            2001          2000
 ----            ----          ----
$17,173        $108,459       $65,175



                                      ATSF
                 TUSGS-2 Transamerica U.S. Government Securities

              AFFILIATED BROKERAGE COMMISSIONS
                   YEAR ENDED DECEMBER 31
                   ----------------------
2002       %       2001       %      2000       %
----       -       ----       -      ----       -
$-0-      -0-%     $-0-     -0-%     $-0-      -0-%



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



  2002          2001            2000
  ----          ----            ----
378.95%        760.0%         1,109.0%



THE SUB-ADVISER



Transamerica Investment Management, LLC ("TIM"), located at 1150 South Olive Street, Suite 2700, Los Angeles, CA 90015, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2000, between ATFA and TIM. The agreement will continue from year to year if approved annually.



TIM is a registered investment adviser, which is wholly owned by Transamerica Investment Services ("TIS"). TIS' parent was acquired in 1999 by AEGON, N.V., a global financial services firm, and one of the world's 100 largest public companies. The Fund and TIM are affiliates.



PORTFOLIO MANAGERS



Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designed as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.



Lead Portfolio Manager: Heidi V. Hu, CFA, is Senior Vice President and Head of Fixed Income Investments at TIM. Ms. Hu is Lead Portfolio Manager of the Transamerica Premier Bond Fund and Co-Manager of the Transamerica Premier Balanced Fund. She also manages sub-advised funds and institutional separate accounts in the fixed income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College. Ms. Hu has 15 years of investment experience and is a Chartered Financial Analyst.



Portfolio Manager: Peter O. Lopez is Vice President and Director of Research, Fixed Income at TIM. He also manages institutional separate accounts in the fixed income discipline. Prior to joining TIM, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Equities Analyst for TIS from 1997 - 2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 10 years of experience in fixed income analysis and is a CFA Level III candidate.



SUB-ADVISER COMPENSATION



The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.15%.



SUB-ADVISORY FEES



The sub-adviser received fees for services in the following amounts for the last three fiscal years:



  2002           2001           2000
  ----           ----           ----
$278,764       $138,199       $113,200



Note: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.



                                      ATSF
                 TUSGS-3 Transamerica U.S. Government Securities

TRANSAMERICA VALUE BALANCED

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

3. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

4. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper or debt securities).

6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

7. Borrow money, except for temporary or emergency purposes (not for leveraging or investment) in excess of 25% of the value of the portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation.

8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

Furthermore, the portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

(A) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

(B) The portfolio may not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions.

(C) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

                                      ATSF
                        TVB-1 Transamerica Value Balanced

(D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets.

(E) The portfolio may not invest in companies for the purpose of exercising control or management.

(F) The portfolio may not invest in securities of foreign issuers denominated in foreign currency and not publicly traded in the United States if at the time of acquisition more than 25% of the portfolio's total assets would be invested in such securities.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



The portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Transamerica Value Balanced paid $12,000 for the fiscal year ended December 31, 2002.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser for this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



   2002           2001           2000
   ----           ----           ----
$1,922,579     $1,874,170     $1,706,549



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



 2002           2001           2000
 ----           ----           ----
$33,944        $36,683        $27,413



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



The investment adviser has voluntarily undertaken, until at least April 30, 2003, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:



2002           20001          2000
----           -----          ----
$-0-           $-0-           $-0-


BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 5% of total assets.

To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 5% of its net assets.

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                                      ATSF
                        TVB-2 Transamerica Value Balanced

        AGGREGATE COMMISSIONS
        YEAR ENDED DECEMBER 31
        ----------------------
  2002           2001           2000
  ----           ----           ----
$431,272       $449,163       $216,565



                    AFFILIATED BROKERAGE COMMISSIONS
                         YEAR ENDED DECEMBER 31
                         ----------------------
2002            %           2001          %          2000           %
----            -           ----          -          ----           -
$-0-           -0-%         $-0-         -0-%        $-0-         -0-%



PORTFOLIO TURNOVER RATE



The portfolio's investment policies and objectives, which emphasize long-term holdings, should tend to keep the number of portfolio transactions relatively low. Because of this, the portfolio's annual portfolio turnover rate is not expected to exceed 50%.



The portfolio's turnover rate for the last three fiscal years is as follows:



 2002           2001           2000
 ----           ----           ----
123.25%        53.75%         19.57%



THE SUB-ADVISER



Transamerica Investment Management, LLC ("TIM"), serves as the sub-adviser to the portfolio. TIM, located at 1150 South Olive Street, Los Angeles, California 90015, is a registered investment adviser that is wholly owned by Transamerica Investment Services ("TIS"). TIS' parent was acquired in 1999 by AEGON, N.V., a global financial services firm and one of the world's 100 largest public companies. TIM is an affiliate of the Fund.



PORTFOLIO MANAGER



Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.



Lead Equity Portfolio Manager: John C. Riazzi, CFA, is Chief Executive Officer and Portfolio Manager at TIM. Mr. Riazzi manages sub-advised funds and separate accounts in the value discipline. Prior to joining TIM in 2001, he was President and Chief Investment Officer for Dean Investment Associates, and while at Dean, served as Portfolio Manager of Dean Asset Allocation since inception. Mr. Riazzi holds a B.A. in economics from Kenyon College and is a Certified Financial Analyst. He has 17 years of investment experience.



Lead Fixed Income Portfolio Manager: Heidi Y. Hu, CFA, is Senior Vice President and Head of Fixed Income Investments at TIM. Ms. Hu is Lead Portfolio Manager of the Transamerica Premier Bond Fund and Co-Manager of the Transamerica Premier Balanced Fund. She also manages sub-advised funds and institutional separate accounts in the fixed income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College. Ms. Hu has 15 years of investment experience and is a Chartered Financial Analyst.



Portfolio Manager: Gary U. Rolle, CFA, is President and Chief Investment Officer of TIM. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined TIM in 1967. Mr. Rolle holds a B.S. in chemisty and economics from the University of California at Riverside and is a Chartered Financial Analyst.



                                      ATSF
                        TVB-3 Transamerica Value Balanced

SUB-ADVISER COMPENSATION

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is:

0.35%, less 50% of excess expenses

SUB-ADVISORY FEES


The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:



  2002           2001           2000
  ----           ----           ----
$897,204       $923,217       $848,561


NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                        TVB-4 Transamerica Value Balanced

VAN KAMPEN ACTIVE INTERNATIONAL ALLOCATION

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the portfolio's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

3. Purchase or sell physical commodities (but this shall not prevent the portfolio from entering into future contracts and options thereon).

4. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry; provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances. Industry concentration will be determined in accordance with industry classifications used by the portfolio's benchmark.

5. Lend any security although the portfolio may lend portfolio securities provided that the aggregate of such loans does not exceed 33 1/3% of the value of the portfolio's total assets. The portfolio may purchase money market securities, enter into repurchase agreements and acquire publicly distributed or privately placed debt securities, and purchase debt.

6. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

8. Underwrite securities issued by other persons, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective.

Furthermore, the portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Directors of the Fund without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

                                      ATSF
               VKAIA-1 Van Kampen Active International Allocation

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not sell securities short, except short sales "against the box."

NOTE: Historical information is derived from the financial history of the portfolio's predecessor, T. Rowe Price International Stock Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Van Kampen Active International Allocation paid $6,213 for the fiscal year ended December 31, 2002.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to the portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the past three fiscal years:



   2002           2001           2000
   ----           ----           ----
$1,009,660     $1,323,461     $1,946,198



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



  2002           2001           2000
  ----           ----           ----
$34,336        $52,724        $84,930



PORTFOLIO EXPENSES PAID BY THE INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2003, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.99%. This arrangement commenced January 1, 2003, so no expenses were paid for the last three fiscal years.



BORROWING



Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes as permitted by law.



COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



         AGGREGATE COMMISSIONS
        YEAR ENDED DECEMBER 31
        ----------------------
  2002           2001           2000
  ----           ----           ----
$242,065       $253,909       $455,127



                                      ATSF
               VKAIA-2 Van Kampen Active International Allocation

                    AFFILIATED BROKERAGE COMMISSIONS
                         YEAR ENDED DECEMBER 31
                         ----------------------
 2002             %          2001          %           2000           %
 ----             -          ----          -           ----           -
 $-0-           -0-%         $-0-         -0-%         $-0-         -0-%



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the past three fiscal years is as follows:



 2002          2001            2000
 ----          ----            ----
118.46%        39.0%          63.0%



THE SUB-ADVISER



Morgan Stanley Investment Management INC. ("MSIMInc."), located at 1221 Avenue of the Americas, New York, New York 10020, is a direct subsidiary of Morgan Stanley. MSIMInc. does business in certain instances (including in its role as sub-adviser to this portfolio) under the name "Van Kampen." As of December 31, 2002, Van Kampen, together with its affiliated asset management companies, managed assets of approximately $376.2 billion.



MSIMInc. serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002. The agreement will continue in effect from year to year if approved annually.



PORTFOLIO MANAGERS



The portfolio is managed by Van Kampen's Active International Allocation team. Ann D. Thivierge, Managing Director, is a current member of the team.



SUB-ADVISER COMPENSATION



The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is:



         0.75% up to $20 million; 0.60% over $20 million up to $50 million; and 0.50% of assets in excess of $50 million. At such times as net assets exceed $200 million, 0.50% of total net assets from first dollar



SUB-ADVISORY FEES*



The sub-adviser received fees for services in the following amounts for the past three fiscal years:



  2002           2001            2000
  ----           ----            ----
$640,834       $814,458       $1,013,000



This fund was previously managed by another sub-adviser prior to May 1, 2002.



NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.
*


                                      ATSF
               VKAIA-3 Van Kampen Active International Allocation

VAN KAMPEN ASSET ALLOCATION

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the portfolio's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

3. Purchase or sell physical commodities (but this shall not prevent the portfolio from entering into future contracts and options thereon).

4. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry; provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances. Industry concentration will be determined in accordance with the industry classifications used by the portfolio's benchmark index.

5. Lend any security although the portfolio may lend portfolio securities provided that the aggregate of such loans does not exceed 33 1/3% of the value of the portfolio's total assets. The portfolio may purchase money market securities, enter into repurchase agreements and acquire publicly distributed or privately placed debt securities, and purchase debt.

6. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

8. Underwrite securities issued by other persons, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective.

Furthermore, the portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Directors of the Fund without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

                                      ATSF
                        VKAA-1Van Kampen Asset Allocation

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(G) The portfolio may not sell securities short, except short sales "against the box."

NOTE: Historical information is derived from the financial history of the portfolio's predecessor, Endeavor Asset Allocation Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO

DIRECTORS' FEES


Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Van Kampen Asset Allocation paid fees and expenses for the fiscal period ended December 31, 2002 in the amount of $16,210.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the past three fiscal years:



   2002           2001           2000
   ----           ----           ----
$1,991,259     $2,270,752     $3,037,259



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



  2002           2001           2000
  ----           ----           ----
$51,843        $118,688       $159,983



PORTFOLIO EXPENSES PAID BY THE INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2004, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.84%. This arrangement commenced January 1, 2003, so no expenses were incurred for the previous years.



BORROWING



Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes as permitted by law.



COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



         AGGREGATE COMMISSIONS
        YEAR ENDED DECEMBER 31
        ----------------------
 2002(1)         2001           2000
 -------         ----           ----
$518,826       $348,589       $300,802



                                      ATSF
                       VKAA-2 Van Kampen Asset Allocation

                   AFFILIATED BROKERAGE COMMISSIONS
                        YEAR ENDED DECEMBER 31
                        ----------------------
 2002             %           2001          %          2000           %
 ----             -           ----          -          ----           -
$5,682          1.10%         $-0-        -0-%         $-0-         -0-%



(1) The percentage of the portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through Morgan Stanley and Co., Incorporated for the fiscal years ended December 31, 2002 was less than 1%.



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



  2002          2001           2000
  ----          ----           ----
251.29%        221.0%         158.0%



THE SUB-ADVISER



Morgan Stanley Investment Management Inc. ("MSIMInc."), located at 1221 Avenue of the Americas, New York, New York 10020, is a direct subsidiary of Morgan Stanley. MSIMInc. does business in certain instances (including in its role as sub-adviser to this portfolio) under the name "Van Kampen." As of December 31, 2002, Van Kampen, together with its affiliated asset management companies, managed assets of approximately $376.2 billion.



MSIMInc. serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002 between ATFA and MSIMInc. The agreement will continue in effect from year to year if approved annually.



PORTFOLIO MANAGER



The portfolio is managed by Van Kampen's Asset Allocation team. Current members of the team include Francine J. Bovich, Managing Director, and Que Nguyen, Executive Director.



SUB-ADVISER COMPENSATION



The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.30%.



SUB-ADVISORY FEES



The sub-adviser received fees for its services for the last three fiscal years in the following amounts:



  2002           2001            2000
  ----           ----            ----
$796,496       $906,784       $1,215,000



Note: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATSF
                       VKAA-3 Van Kampen Asset Allocation

VAN KAMPEN EMERGING GROWTH

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the portfolio from investing in securities or other instruments backed by physical commodities).

3. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

4. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

6. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the portfolio's total assets by reason of a decline in total assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements.

7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

Furthermore, the portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

(A) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, provided that margin payments and other deposits in connection with transactions in options, futures contracts and options on futures contracts shall not be deemed to constitute selling securities short.

(B) The portfolio may not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions and that margin payments and other deposits in connection with transactions in options, futures contracts and options on futures contracts shall not be deemed to constitute purchasing securities on margin.

(C) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

(D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply in the case of assets deposited to provide margin or guarantee positions in options, futures contracts and options on futures contracts or the segregation of assets in connection with such contracts.
                                      ATSF
                        VKEG-1Van Kampen Emerging Growth

(E) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which the Board of Directors has made a determination as to liquidity, as permitted under the 1940 Act.

(F) The portfolio may not invest in companies for the purpose of exercising control or management.

(G) The portfolio may not invest in securities of foreign issuers denominated in foreign currency and not publicly traded in the United States if at the time of acquisition more than 25% of the portfolio's total assets would be invested in such securities.

FEES PAID BY PORTFOLIO


DIRECTORS' FEES



Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Van Kampen Emerging Growth paid $47,346 for the fiscal year ended December 31, 2002.



ADVISORY FEES



AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:



   2002           2001            2000
   ----           ----            ----
$6,780,019     $10,394,530    $18,276,277



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



  2002           2001           2000
  ----           ----           ----
$30,412        $247,603       $180,943



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



ATFA has voluntarily undertaken, until at least April 30, 2004, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The investment adviser paid portfolio expenses in the following amounts for the last three fiscal years:



2002           2001           2000
----           ----           ----
$-0-           $-0-           $-0-


BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 25% of total assets.

To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                                      ATSF
                        VKEG-2 Van Kampen Emerging Growth

          AGGREGATE COMMISSIONS
         YEAR ENDED DECEMBER 31
         ----------------------
  2002(1)       2001(2)         2000(3)
  -------       -------         -------
$5,137,019     $2,761,239     $1,959,787



                        AFFILIATED BROKERAGE COMMISSIONS
                             YEAR ENDED DECEMBER 31
                             ----------------------
 2002             %           2001           %           2000           %
 ----             -           ----           -           ----           -
$92,736         1.81%        $42,975       1.56%        $38,915       1.99%



(1) The percentage of the portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through Morgan Stanley and Co., Incorporated for the fiscal year ended December 31, 2002 was 2.62%.



(2) The percentage of the portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through Morgan Stanley & Co., Incorporated for the fiscal year ended December 31, 2001 was 1.97%.



(3) The percentage of the portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through Morgan Stanley & Co., Incorporated for the fiscal year ended December 31, 2000 was 2.37%.



PORTFOLIO TURNOVER RATE



The portfolio's turnover rate for the last three fiscal years is as follows:



  2002          2001           2000
  ----          ----           ----
231.11%        178.14%        120.78%



THE SUB-ADVISER



Van Kampen Asset Management Inc. ("VKAM"), located at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated January 1, 1997, as amended, between ATFA and VKAM. The agreement continues in effect from year to year if approved annually.



VKAM, is a wholly owned subsidiary of Van Kampen Investments Inc., which, in turn, is an indirect wholly owned subsidiary of Morgan Stanley, a financial services company. As of December 31, 2002, VKAM, together with its affiliated asset management companies, managed assets of approximately $376.2 billion.



PORTFOLIO MANAGERS



The portfolio is managed by VKAM's Multi-Cap Growth team. Current members of the team include Gary Lewis, Managing Director, Dudley Brickhouse, Executive Director, Janet Luby, Executive Director, David Walker, Executive Director, Matthew Hart, Vice President, and Scptt Miller, Associate.



SUB-ADVISER COMPENSATION



The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is:



         50% of the fees received by the investment adviser, less 50% of excess reimbursements



SUB-ADVISORY FEES



The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:



   2002           2001           2000
   ----           ----           ----
$3,390,009     $5,237,503     $9,097,902



Note: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.



                                      ATSF
                        VKEG-3 Van Kampen Emerging Growth

ADDITIONAL INFORMATION -- ALL PORTFOLIOS

INVESTMENT POLICIES AND STRATEGIES

(This section of this SAI further explains policies and strategies utilized by the portfolios of ATSF. Please refer to each portfolio's prospectus and investment restrictions for the policies and strategies pertinent to a particular portfolio.)

(Each portfolio in the Fund also has its own fees and expenses. Please refer to your specific portfolio's information in this SAI for the information concerning your portfolio.)

LENDING

Each portfolio may lend its portfolio securities subject to the restrictions stated in this Statement of Additional Information. Under applicable regulatory requirements (which are subject to change), the following conditions apply to securities loans: (a) the loan must be continuously secured by liquid assets maintained on a current basis in an amount at least equal to the market value of the securities loaned; (b) each portfolio must receive any dividends or interest paid by the issuer on such securities; (c) each portfolio must have the right to call the loan and obtain the securities loaned at any time upon notice of not more than five business days, including the right to call the loan to permit voting of the securities; and (d) each portfolio must receive either interest from the investment of collateral or a fixed fee from the borrower.

State laws and regulations may impose additional limitations on borrowings.

Securities loaned by a portfolio remain subject to fluctuations in market value. A portfolio may pay reasonable finders, custodian and administrative fees in connection with a loan. Securities lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loans will be fully collateralized at all times, a portfolio may experience delays in, or be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. The portfolios do not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if it were considered important with respect to the investment. A portfolio may also incur expenses in enforcing its rights. If a portfolio has sold a loaned security, it may not be able to settle the sale of the security and may incur potential liability to the buyer of the security on loan for its costs to cover the purchase.

Some of the portfolios may also lend (or borrow) money to other funds that are managed by their respective sub-adviser, provided such portfolio seeks and obtains permission from the SEC.

BORROWING

Subject to its investment restrictions, each portfolio may borrow money from banks for temporary or emergency purposes. To secure borrowings, a portfolio may not mortgage or pledge its securities in amounts that exceed a certain percentage of its net assets.

The portfolios with a common sub-adviser may also borrow (or lend) money to other portfolios or funds that permit such transactions and are also advised by that sub-adviser, provided each portfolio or fund seeks and obtains permission from the SEC. There is no assurance that such permission would be granted.

Certain portfolios may borrow for investment purposes -- this is called "leveraging." Such portfolio may borrow only from banks, not from other investment companies. There are risks associated with leveraging:

         - If a portfolio's asset coverage drops below 300% of borrowings, the portfolio may be required to sell securities within three days to reduce its debt and restore the 300% coverage, even though it may be disadvantageous to do so.

         - Leveraging may exaggerate the effect on net asset value of any increase or decease in the market value of a portfolio's securities.

         - Money borrowed for leveraging will be subject to interest costs. In certain cases, interest costs may exceed the return received on the securities purchased.

         - A portfolio may be required to maintain minimum average balances in connection with borrowing or to pay a commitment or other fee to maintain a line of credit.

         - Either of these requirements would increase the cost of borrowing over the stated interest rate.

SHORT SALES

Each portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities sold short or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. In making short sales Jennison Growth is not limited to short sales or against the box.

FOREIGN SECURITIES

Subject to a portfolio's investment restrictions and policies, a portfolio may purchase certain foreign securities. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations that are not ordinarily associated with investing in domestic issuers. These considerations include:

- CURRENCY TRADING COSTS. A portfolio incurs costs in converting foreign currencies into U.S. dollars, and vice versa.

- Different Accounting and Reporting Practices. Foreign companies are generally subject to tax laws and to accounting, auditing and financial reporting standards, practices and requirements different from those that apply in the U.S.

- Less Information Available. There is generally less public information available about foreign companies.

- More Difficult Business Negotiations. A portfolio may find it difficult to enforce obligations in foreign countries or to negotiate favorable brokerage commission rates.

- Reduced Liquidity/Increased Volatility. Some foreign securities are less liquid and their prices more volatile, than securities of comparable U.S. companies.

- Settlement Delays. Settling foreign securities may take longer than settlements in the U.S.

- Higher Custody Charges. Custodianship of shares may cost more for foreign securities than it does for U.S. securities.

- Asset Vulnerability. In some foreign countries, there is a risk of direct seizure or appropriation through taxation of assets of a portfolio. Certain countries may also impose limits on the removal of securities or other assets of a portfolio. Interest, dividends and capital gains on foreign securities held by a portfolio may be subject to foreign withholding taxes.

- Political Instability. In some countries, political instability, war or diplomatic developments could affect investments.

These risks may be greater in emerging countries or in countries with limited or emerging markets, In particular, developing countries have relatively unstable governments, economies based on only a few industries, and securities markets that trade only a small number of securities. As a result, securities of issuers located in developing countries may have limited marketability and may be subject to abrupt or erratic price fluctuations.

At times, a portfolio's foreign securities may be listed on exchanges or traded in markets which are open on days (such as Saturday) when the portfolio does not compute a price or accept orders for purchase, sale or exchange of shares. As a result, the net asset value of the portfolio may be significantly affected by trading on days when policyholders cannot make transactions.

A portfolio may also purchase American Depositary Receipts ("ADRs"), which are dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. A portfolio may also invest in American Depositary Shares ("ADSs"), European Depositary Receipts ("EDRs") or Global Depositary Receipts ("GDRs") and other types of receipts of shares evidencing ownership of the underlying foreign security.

ADRs and ADSs are subject to some of the same risks as direct investments in foreign securities, including the currency risk discussed above. The regulatory requirements with respect to ADRs and ADSs that are issued in sponsored and unsponsored programs are generally similar but the issuers of unsponsored ADRs and ADSs are not obligated to disclose material information in the U.S., and, therefore, such information may not be reflected in the market value of the ADRs and ADSs.

FOREIGN EXCHANGE TRANSACTIONS. To the extent a portfolio invests directly in foreign securities, a portfolio may engage in foreign exchange transactions. The foreign currency exchange market is subject to little government regulation, and such transactions generally occur directly between parties rather than on an exchange or in an organized market. This means that a portfolio is subject to the full risk of default by a counterparty in such a transaction. Because such transactions often take place between different time zones, a portfolio may be required to complete a currency exchange transaction at a time outside of normal business hours in the counterparty's location, making prompt settlement of such transaction impossible. This exposes a portfolio to an increased risk that the counterparty will be unable to settle the transaction. Although the counterparty in such transactions is often a bank or other financial institution, currency transactions are generally not covered by insurance otherwise applicable to such institutions.

FOREIGN BANK OBLIGATIONS

A portfolio may invest in foreign bank obligations and obligations of foreign branches of domestic banks. These investments present certain risks.

RISK FACTORS

Risks include the impact of future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and/or the addition of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations.

In addition, there may be less publicly available and reliable information about a foreign bank than about domestic banks owing to different accounting, auditing, reporting and recordkeeping standards.


FORWARD FOREIGN CURRENCY CONTRACTS



A forward foreign currency contract ("forward contract") is used to purchase or sell foreign currencies at a future date as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities or during the time a portfolio has exposure to foreign currencies. These contracts can also be used for other purposes; such as to gain exposure to currencies underlying various securities or financial instruments held in a portfolio. Furthermore, forward contracts may be used to gain exposure to interest rate differentials between differing market rates. A forward contract, which is also included in the types of instruments commonly known as derivatives, is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate.


RISK FACTORS

Investors should be aware that hedging against a decline in the value of a currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of portfolio securities decline.

Furthermore, such hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to a portfolio's limitation on investing in illiquid securities.

WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES

Securities may be purchased and sold on a "when-issued," "delayed settlement," or "forward (delayed) delivery" basis.

"When-issued" or "forward delivery" refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due.

A portfolio may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a portfolio engages in when-issued or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

"Delayed settlement" is a term used to describe settlement of a securities transaction in the secondary market that will occur sometime in the future. No payment or delivery is made by a portfolio until it receives payment or delivery from the other party to any of the above transactions.

The portfolio will segregate with its custodian cash, U.S. Government securities or other liquid assets at least equal to the value or purchase commitments until payment is made. Some of the segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a portfolio may earn income in securities it has segregated to collateralize its delayed delivery purchases.

New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

At the time of settlement, the market value of the security may be more or less than the purchase price. The portfolio bears the risk of such market value fluctuations. These transactions also involve a risk to a portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the portfolio is delayed or prevented from completing the transaction.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

Subject to a portfolio's investment restrictions and policies, a portfolio may enter into repurchase or reverse repurchase agreements.

In a repurchase agreement, a portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security. A portfolio may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a portfolio in connection with bankruptcy proceedings), it is the policy of the portfolio to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by a portfolio's sub-adviser.

In a reverse repurchase agreement, a portfolio sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time.

Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for temporary or emergency purposes without necessity of selling portfolio securities or to earn additional income on portfolio securities such as U.S. Treasury bills and notes. While a reverse repurchase agreement is outstanding, the portfolio will segregate with its custodian cash and appropriate liquid assets to cover its obligation under the agreement. Reverse repurchase agreements are considered a form of borrowing by the portfolio for purposes of the 1940 Act. A portfolio will enter into reverse repurchase agreements only with parties that the portfolio's sub-adviser deems creditworthy, and that have been reviewed by the Board of Directors of the Fund.

RISK FACTORS

Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Reverse repurchase agreements may expose a portfolio to greater fluctuations in the value of its assets.

TEMPORARY DEFENSIVE POSITION

For temporary defensive purposes, a portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

U.S. GOVERNMENT SECURITIES

Subject to a portfolio's investment restrictions or policies, a portfolio may invest in U.S. Government obligations which generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. Government agencies or instrumentalities. Examples of the types of U.S. Government securities that the portfolio may hold include the Federal Housing Administration. Small Business Administration, General Services Administration, Federal Farm Credit Banks, Federal Intermediate Credit Banks, and Maritime Administration. U.S. Government securities may be supported by the full faith and credit of the U.S. Government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.

Examples of agencies and instrumentalities which may not always receive financial support from the U.S. Government are: Federal Land Banks; Central Bank for Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; Farmers Home Administration; and Federal National Mortgage Association ("FNMA").

NON-INVESTMENT GRADE DEBT SECURITIES

Subject to limitations set forth in a portfolio's investment policies, a portfolio may invest its assets in debt securities below the four highest grades ("lower grade debt securities" commonly referred to as "junk bonds"), as determined by Moody's Investors Service, Inc. ("Moody's") (lower than Baa) or Standard & Poor's Corporation ("S&P") (lower than BBB). Bonds and preferred stock rated "B" or "b" by Moody's are not considered investment grade debt securities. (See Appendix B for a description of debt securities ratings.)

Before investing in any lower-grade debt securities, a portfolio's sub-adviser will determine that such investments meet the portfolio's investment objective. Lower-grade debt securities usually have moderate to poor protection of principal and interest payments, have certain speculative characteristics, and involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-grade debt securities may be thinner and less active than for investment grade debt securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for lower-grade debt securities may decline significantly in periods of general economic difficulty or rising interest rates. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

The quality limitation set forth in each portfolio's investment policies is determined immediately after the portfolio's acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the portfolio's investment policies.

CONVERTIBLE SECURITIES

Subject to any investment limitations set forth in a portfolio's policies or investment restrictions, a portfolio may invest in convertible securities. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

DECS (Dividend Enhanced Convertible Stock, or Debt Exchangeable for Common Stock when-issued as a debt security) offer a substantial dividend advantage with the possibility of unlimited upside potential if the price of the underlying common stock exceeds a certain level. DECS convert to common stock at maturity. The amount received is dependent on the price of the common stock at the time of maturity. DECS contain two call options at different strike prices. The DECS participate with the common stock up to the first call price. They are effectively capped at that point unless the common stock rises above a second price point, at which time they participate with unlimited upside potential.

PERCS (Preferred Equity Redeemable Stock, converts into an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity) offer a substantial dividend advantage, but capital appreciation potential is limited to a predetermined level. PERCS are less risky and less volatile than the underlying common stock because their superior income mitigates declines when the common falls, while the cap price limits gains when the common rises.

Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk of declines in market value than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In evaluating investment in a convertible security, primary emphasis will be given to the attractiveness of the underlying common stock. The convertible debt securities in which a portfolio may invest are subject to the same rating criteria as the portfolio's investment in non-convertible debt securities.

INVESTMENTS IN FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS

The following investments are subject to limitations as set forth in each portfolio's investment restrictions and policies:

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FUTURES CONTRACTS. A portfolio may enter into contracts for the purchase or sale for future delivery of equity or fixed-income securities, foreign currencies or contracts based on financial indices, including interest rates or indices of U.S. Government or foreign government securities or equity or fixed-income securities ("futures contracts"). U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. Since all transactions in the futures market are made through a member of, and are offset or fulfilled through a clearinghouse associated with, the exchange on which the contracts are traded, a portfolio will incur brokerage fees when it buys or sells futures contracts.

When a portfolio buys or sells a futures contract, it incurs a contractual obligation to receive or deliver the underlying instrument (or a cash payment based on the difference between the underlying instrument's closing price and the price at which the contract was entered into) at a specified price on a specified date. Transactions in futures contracts generally would be made to seek to hedge against potential changes in interest or currency exchange rates or the prices of a security or a securities index which might correlate with or otherwise adversely affect either the value of a portfolio's securities or the prices of securities which the portfolio is considering buying at a later date. Futures may also be used for managing a portfolio's exposure to change in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets, or in an effort to enhance income.

The buyer or seller of futures contracts is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of an FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain high-grade liquid assets. If the value of either party's position declines, that party will be required to make additional "variation margin" payments with an FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and initial and variation margin payments do not constitute purchasing securities on margin for purposes of the portfolio's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a portfolio, the portfolio may be entitled to return of margin owed to the portfolio only in proportion to the amount received by the FCM's other customers. The portfolio's sub-adviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCM with which the portfolio does business and by depositing margin payments in a segregated account with the custodian when practical or otherwise required by law.

Although a portfolio would hold cash and liquid assets in a segregated account with a value sufficient to cover the portfolio's open futures obligations, the segregated assets would be available to the portfolio immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the portfolio's cash that may otherwise be invested would be held uninvested or invested in liquid assets so long as the futures position remains open, the portfolio's return could be diminished due to the opportunity cost of foregoing other potential investments.

The acquisition or sale of a futures contract may occur, for example, when a portfolio holds or is considering purchasing equity securities and seeks to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, a portfolio might sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the portfolio and thereby preventing a portfolio's net asset value from declining as much as it otherwise would have. A portfolio also could seek to protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a portfolio to maintain a defensive position without having to sell portfolio securities.

Similarly, when prices of equity securities are expected to increase, futures contracts may be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, a portfolio could take advantage of the potential rise in the value of equity securities without buying them until the market has stabilized. At that time, the futures contracts could be liquidated and the portfolio could buy equity securities on the cash market. To the extent a portfolio enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the portfolio's obligations with respect to futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by the portfolio with respect to the futures contracts.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions that could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a portfolio's sub-adviser still may not result in a successful use of futures contracts.

Futures contracts entail risks. Although each portfolio's sub-adviser believes that use of such contracts can benefit a portfolio, if the sub- adviser's investment judgment is incorrect, a portfolio's overall performance could be worse than if the portfolio had not entered into futures contracts. For example, if a portfolio has attempted to hedge against the effects of a possible decrease in prices of securities held by the portfolio and prices increase instead, the portfolio may lose part or all of the benefit of the increased value of these securities because of offsetting losses in the portfolio's futures positions. In addition, if the portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may, but will not necessarily, be at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to a portfolio.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a portfolio will not match exactly the portfolio's current or potential investments. A portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests--for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities--which involves a risk that the futures position will not correlate precisely with the performance of the portfolio's investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments correlate with a portfolio's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a portfolio's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a portfolio's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the portfolio's other investments.

Because futures contracts are generally settled within a day from the date they are closed out, compared with longer settlement periods for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a portfolio may not be able to promptly liquidate unfavorable positions and potentially be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the portfolio's access to other assets held to cover its futures positions also could be impaired.

Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

Each portfolio intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Such guidelines presently require that to the extent that a portfolio enters into futures contracts or options on a futures position that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the portfolio's net assets.

OPTIONS ON FUTURES CONTRACTS. A portfolio may buy and write options on futures contracts. An option on a futures contract gives the portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase and writing of options on futures contracts is similar in some respects to the purchase and writing of options on individual update page securities. See "Options on Securities." Transactions in options on futures contracts generally will be made to attempt to hedge against potential changes in interest rates or currency exchange rates or the price of a security or a securities index which might correlate with or otherwise adversely affect either the value of the portfolio's securities or the process of securities which the portfolio is considering buying at a later date. A portfolio may also enter into such transactions for non-hedging purposes (e.g., modify exposure to various currency markets).

The purchase of a call option on a futures contract may or may not be less risky than ownership of the futures contract or the underlying instrument, depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument. As with the purchase of futures contracts, when a portfolio is not fully invested it may buy a call option on a futures contract to attempt to hedge against a market advance.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, the portfolio will retain the full amount of the option premium that provides a partial hedge against any decline that may have occurred in the portfolio's holdings. The writing of a put option on a futures contract may constitute a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, the portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the portfolio is considering buying. If a call or put option a portfolio has written is exercised, the portfolio will incur loss, which will be reduced by the amount of the premium it received. Depending on the degree of correlation between change in the value of its portfolio securities and changes in the value of the futures positions, a portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respect to the purchase of protective put options on portfolio securities. For example, a portfolio may buy a put option on a futures contract to attempt to hedge the portfolio's securities against the risk of falling prices.

The amount of risk a portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

FORWARD CONTRACTS. A portfolio may enter into forward foreign currency exchange contracts ("forward currency contracts") to attempt to minimize the risk to the portfolio from adverse changes in the relationship between the U.S. dollar and other currencies or to gain exposure to currencies underlying various securities or financial instruments held in a portfolio. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency) at a future date which is individually negotiated between currency traders and their customers. A portfolio may invest in forward currency contracts with stated contract values of up to the value of the portfolio's assets.

A portfolio may exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell. A portfolio may enter into a forward currency contract, for example, when it enters into a contract to buy or sell a security denominated in or exposed to fluctuations in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge").

Additionally, when a portfolio's sub-adviser believes that a foreign currency in which portfolio securities are denominated may suffer a substantial decline against the U.S. dollar, a portfolio may enter into a forward currency contract to sell an amount of that foreign currency (or a proxy currency whose performance is expected to replicate the performance of that currency) for U.S. dollars approximating the value of some or all of the portfolio securities denominated in that currency (not exceeding the value of the portfolio's assets denominated in that currency) or by participating in options or futures contracts with respect to the currency, or, when the portfolio's Sub-Adviser believes that the U.S. dollar may suffer a substantial decline against a foreign currency for a fixed U.S. dollar amount ("position hedge"). This type of hedge seeks to minimize the effect of currency appreciation as well as depreciation, but does not protect against a decline in the security's value relative to other securities denominated in the foreign currency.

A portfolio also may enter into a forward currency contract with respect to a currency where the portfolio is considering the purchase of investments denominated in that currency but has not yet done so ("anticipatory hedge").

In any of the above circumstances a portfolio may, alternatively, enter into a forward currency contract with respect to a different foreign currency when a portfolio's Sub-Adviser believes that the U.S. dollar value of that currency will correlate with the U.S. dollar value of the currency in which portfolio securities of, or being considered for purchase by, the portfolio are denominated ("cross-hedge"). For example, if a portfolio's sub-adviser believes that a particular foreign currency may decline relative to the U.S. dollar, a portfolio could enter into a contract to sell that currency or a proxy currency (up to the value of the portfolio's assets denominated in that currency) in exchange for another currency that the sub-adviser expects to remain stable or to appreciate relative to the U.S. dollar. Shifting a portfolio's currency exposure from one foreign currency to another removes the portfolio's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the portfolio if the portfolio's sub-adviser's projection of future exchange rates is inaccurate.

A portfolio also may enter into forward contracts to buy or sell at a later date instruments in which a portfolio may invest directly or on financial indices based on those instruments. The market for those types of forward contracts is developing and it is not currently possible to identify instruments on which forward contracts might be created in the future.

A portfolio will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that a portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Fund's custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of the portfolio's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or liquid assets will be segregated on a daily basis so that the value of the account will be equal to the amount of the portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated assets, a portfolio may buy call options permitting the portfolio to buy the amount of foreign currency subject to the hedging transaction by a forward sale contract or the portfolio may buy put options permitting the portfolio to sell the amount of foreign currency subject to a forward buy contract.

While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event a portfolio's ability to utilize forward contracts in the manner set forth in the prospectus may be restricted. Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unforeseen changes in currency prices may result in poorer overall performance for a portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a portfolio's foreign currency denominated portfolio securities.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedging transaction generally will not be precise. In addition, a portfolio may not always be able to enter into forward contracts at attractive prices and accordingly may be limited in its ability to use these contracts in seeking to hedge the portfolio's assets.

Also, with regard to a portfolio's use of cross-hedging transactions, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the portfolio's assets that are subject of the cross-hedging transactions are denominated.

OPTIONS ON FOREIGN CURRENCIES. A portfolio may buy put and call options and may write covered put and call options on foreign currencies in a manner similar to that in which futures contracts or forward contracts on foreign currencies may be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a portfolio may buy put options on the foreign currency. If the value of the currency declines, the portfolio will have the right to sell such currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a portfolio may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of exchange rate movements adverse to a portfolio's option position, the portfolio could sustain losses on transactions in foreign currency options which would require that the portfolio lose a portion or all of the benefits of advantageous changes in those rates. In addition, in the case of other types of options, the benefit to a portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.

A portfolio may write options on foreign currencies for the same types of hedging purposes. For example, in attempting to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to attempt to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the portfolio to hedge the increased cost up to the amount of premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium received, and only if exchange rates move in the expected direction. If that does not occur, the option may be exercised and the portfolio would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a portfolio also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

A portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by a portfolio is "covered" if the portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the portfolio has a call on the same foreign currency and in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, and if the difference is maintained by the portfolio in cash or high-grade liquid assets in a segregated account with the Fund's custodian.

A portfolio may also write call options on foreign currencies for cross-hedging purposes that may not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, the portfolio collateralizes the option by maintaining segregated assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

A portfolio may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the portfolio is permitted to invest directly. A portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy, and only pursuant to procedures adopted by the portfolio's sub-adviser for monitoring the creditworthiness of those entities. To the extent that an option bought or written by a portfolio in a negotiated transaction is illiquid, the value of an option bought or the amount of the portfolio's obligations under an option written by the portfolio, as the case may be, will be subject to the portfolio's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the portfolio to effect an offsetting transaction at the time when the portfolio's sub-adviser believes it would be advantageous for the portfolio to do so.

OPTIONS ON SECURITIES. In an effort to protect the value of portfolio securities or to enhance returns, a portfolio may write covered put and call options and may buy put and call options and warrants on securities that are traded on United States and foreign securities exchanges and over-the-counter ("OTC"). A portfolio may write and buy options on the same types of securities that the portfolio could buy directly and may buy options on financial indices as described above with respect to futures contracts. There are no specific limitations on a portfolio's writing and buying options on securities.

A put option gives the holder the right, upon payment of a premium, to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the holder the right, upon payment of a premium, to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

A put option written by a portfolio is "covered" if the portfolio (i) maintains cash not available for investment or other liquid assets with a value equal to the exercise price in a segregated account with its custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. A call option written by a portfolio is "covered" if the portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or has segregated additional cash consideration with its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if the portfolio holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the portfolio in cash and high-grade liquid assets in a segregated account with its custodian.

A portfolio collateralizes its obligation under a written call option by segregating with its custodian cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily.

If a put or call option written by a portfolio were exercised, the portfolio would be obligated to buy or sell the underlying security at the exercise price. Writing a put option involves the risk of a decrease in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the option holder to the portfolio at a higher price than its current market value. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the portfolio to the option holder at a lower price than its current market value. Those risks could be reduced by entering into an offsetting transaction. The portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

The writer of an option may have no control when the underlying security must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security.

The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

Effecting a closing transaction in the case of a written call option will permit a portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both or, in the case of a written put option, will permit a portfolio to write another put option to the extent that the exercise price thereof is secured by deposited high-grade liquid assets. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other portfolio investments. If a portfolio desires to sell a particular security on which the portfolio has written a call option, the portfolio will effect a closing transaction prior to or concurrent with the sale of the security.

A portfolio may realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option; a portfolio may realize a loss from a closing transaction if the price of the purchase transaction is less than the premium paid to buy the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the portfolio.

An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a portfolio would have to exercise the options in order to realize any profit. If a portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the portfolio delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange on which the option is traded ("Exchange") on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

A portfolio may write options in connection with buy-and-write transactions; that is, a portfolio may buy a security and then write a call option against that security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the portfolio may elect to close the position or take delivery of the security at the exercise price and a portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

A portfolio may buy put options to attempt to hedge against a decline in the value of its securities. By using put options in this way, a portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

A portfolio may buy call options to attempt to hedge against an increase in the price of securities that the portfolio may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the portfolio.

In purchasing an option, a portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid and would realize a loss if the price of the underlying security did not increase (in the case of a call) or decrease (in the case of a put) during the period by more than the amount of the premium. If a put or call option brought by a portfolio were permitted to expire without being sold or exercised, the portfolio would lose the amount of the premium.

Although they entitle the holder to buy equity securities, warrants on and options to purchase equity securities do not entitle the holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuer of those securities.

INTEREST RATE SWAPS AND SWAP-RELATED PRODUCTS. In order to attempt to protect the value of a portfolio's investments from interest rate or currency exchange rate fluctuations, a portfolio may enter into interest rate swaps, and may buy or sell interest rate caps and floors. A portfolio expects to enter into these transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date. A portfolio does not intend to use these transactions as a speculative investment. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

Swap and swap-related products are specialized OTC instruments and their use involves risks specific to the markets in which they are entered into. A portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value of at least equal to the accrued excess will be segregated with the Fund's custodian. If a portfolio enters into an interest rate swap on other than a net basis, the portfolio would segregate assets in the full amount accrued on a daily basis of the portfolio's obligations with respect to the swap. A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a portfolio will have contractual remedies pursuant to the agreements related to the transaction.

For purposes of applying a portfolio's investment policies and restrictions (as stated in the prospectuses and this SAI), swap agreements are generally valued by the portfolios at market value. In the case of a credit default swap sold by a portfolio (i.e., where the portfolio is selling credit default protection), however, the portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The sub-advisers have determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate with the custodian cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the portfolio's obligations with respect to any caps or floors.

Interest rate swap transactions are subject to limitations set forth in each portfolio's policies. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that the portfolio contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above.

In addition to the instruments, strategies and risks described in this Statement of Additional Information and in the prospectus, there may be additional opportunities in connection with options, futures contracts, forward currency contracts, and other hedging techniques, that become available as each portfolio's sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new instruments and techniques are developed. A sub-adviser may use these opportunities to the extent they are consistent with each portfolio's respective investment objective and are permitted by each portfolio's respective investment limitations and applicable regulatory requirements.

SUPRANATIONAL AGENCIES. A portfolio may invest up to 25% of its assets in debt obligations of supranational agencies such as: the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supranational agencies are not considered Government Securities and are not supported, directly or indirectly, by the U.S. Government.

INDEX OPTIONS. In seeking to hedge all or a portion of its investments, a portfolio may purchase and write put and call options on securities indices listed on U.S. or foreign securities exchanges or traded in the over-the-counter market, which indices include securities held in the portfolios. The portfolios with such option writing authority may write only covered options. A portfolio may also use securities index options as a means of participating in a securities market without making direct purchases of securities.

A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indexes are generally similar to options on specific securities. Unlike options on securities, however, options on securities indices do not involve the delivery of an underlying security; the option in the case of an option on a securities index represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date. A portfolio may purchase and write put and call options on securities indexes or securities index futures contracts that are traded on a U.S. exchange or board of trade or a foreign exchange, to the extent permitted under rules and interpretations of the Commodity Futures Trading Commission ("CFTC"), as a hedge against changes in market conditions and interest rates, and for duration management, and may enter into closing transactions with respect to those options to terminate existing positions. A securities index fluctuates with changes in the market values of the securities included in the index. Securities index options may be based on a broad or narrow market index or on an industry or market segment.

The delivery requirements of options on securities indices differ from options on securities. Unlike a securities option, which contemplates the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by
(ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or it may allow the option to expire unexercised.

The effectiveness of purchasing or writing securities index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a portfolio realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by a portfolio of options on securities indices is subject to the sub-adviser's ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities.

Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a portfolio to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. Although a portfolio will generally purchase or write securities index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the sub-adviser desires that a portfolio engage in such a transaction.

WEBS AND OTHER INDEX-RELATED SECURITIES. A portfolio may invest in shares in an investment company whose shares are known as "World Equity Benchmark Shares" or "WEBS." WEBS have been listed for trading on the American Stock Exchange, Inc. The portfolios also may invest in the CountryBaskets Index Fund, Inc., or another fund the shares of which are the substantial equivalent of WEBS. A portfolio may invest in S&P Depositary Receipts, or "SPDRs." SPDRs are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the underlying index of the SPDR. A portfolio investing in a SPDR would be entitled to the dividends that accrue to the underlying index stocks in the underlying portfolio, less trust expenses.

SPECIAL INVESTMENT CONSIDERATIONS AND RISKS. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities, securities indices, and on foreign currencies, and swaps and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which the portfolios invest. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, a portfolio may not achieve the desired benefits of futures, options, swaps and forwards or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or OTC instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A portfolio's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a portfolio as the possible loss of the entire premium paid for an option bought by the portfolio, the inability of the portfolio, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that a portfolio will be able to use those instruments effectively for the purposes set forth above.

In connection with certain of its hedging transactions, assets must be segregated with the Fund's custodian bank to ensure that the portfolio will be able to meet its obligations under these instruments. Assets held in a segregated account generally may not be disposed of for so long as the portfolio maintains the positions giving rise to the segregation requirement. Segregation of a large percentage of the portfolio's assets could impede implementation of the portfolio's investment policies or the portfolio's ability to meet redemption requests or other current obligations.

ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by a portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded OTC. In an OTC trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges are available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign government restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES

Subject to any limitations set forth in the policies and investment restrictions for a portfolio, a portfolio may invest in zero coupon, pay-in-kind or step coupon securities. Zero coupon and step coupon bonds are issued and traded at a discount from their face amounts. They do not entitle the holder to any periodic payment of interest prior to maturity or prior to a specified date when the securities begin paying current interest. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, and liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities may pay all or a portion of their interest or dividends in the form of additional securities. Because they do not pay current income, the price of pay-in-kind securities can be very volatile when interest rates change.

Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues that year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code, each portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a portfolio will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years a portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A portfolio might obtain such cash from selling other portfolio holdings. These actions are likely to reduce the assets to which a portfolio's expenses could be allocated and to reduce the rate of return for the portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the portfolio to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

WARRANTS AND RIGHTS

Subject to its investment limitations, a portfolio may invest in warrants and rights. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. The purchaser of a warrant expects the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, because the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks.

Warrants and rights may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased, nor do they represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to the expiration date.

MORTGAGE-BACKED SECURITIES

Subject to a portfolio's investment restrictions and policies, a portfolio may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or institutions such as banks, insurance companies, and savings and loans. Some of these securities, such as Government National Mortgage Association ("GNMA") certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Federal Home Loan Mortgage Corporation ("Freddie Mac") certificates, are not.

Mortgage-backed securities represent interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the portfolio. These securities are often subject to more rapid repayment than their stated maturity dates would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than with traditional fixed income securities. During periods of declining interest rates, prepayments can be expected to accelerate which will shorten these securities weighted average life and may lower their return. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the weighted average life of these securities which generally would cause their values to fluctuate more widely in response to changes in interest rates.

The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency or private institution that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

ASSET-BACKED SECURITIES

Subject to a portfolio's investment restrictions and policies, asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The underlying assets (e.g., loans) are subject to prepayments that shorten the securities' weighted average life and may lower their returns. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing the credit support or enhancement. A portfolio will invest its assets in asset-backed securities subject to any limitations set forth in its investment policies or restrictions.

PASS-THROUGH SECURITIES

Subject to a portfolio's investment restrictions and policies, a portfolio may invest its net assets in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary, which are passed through to purchasers, such as the portfolio. The most common type of pass-through securities are mortgage-backed securities. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from traditional bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. The portfolio will generally purchase "modified pass-through" GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

The Federal Home Loan Mortgage Corporation ("FHLMC") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest, but is not backed by the full faith and credit of the U.S. Government.

FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by FNMA as to timely payment of principal and interest, but it is not backed by the full faith and credit of the U.S. Government.

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OTHER INCOME PRODUCING SECURITIES

Subject to each portfolio's investment restrictions and policies, other types of income producing securities that a portfolio may purchase include, but are not limited to, the following types of securities:

VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

STANDBY COMMITMENTS. These instruments, which are similar to a put, give a portfolio the option to obligate a broker, dealer or bank to repurchase a security held by the portfolio at a specified price.

TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

INVERSE FLOATERS. Inverse floaters are instruments whose interest bears an inverse relationship to the interest rate on another security. A portfolio will not invest more than 5% of its assets in inverse floaters.

A portfolio will purchase instruments with demand features, standby commitments and tender option bonds primarily for the purpose of increasing the liquidity of its portfolio. (See Appendix A regarding income producing securities in which a portfolio may invest.)

ILLIQUID AND RESTRICTED/144A SECURITIES

Subject to its investment restrictions, a portfolio may invest a certain percentage of its net assets in illiquid securities (i.e., securities that are not readily marketable).

In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 ("1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such portfolio security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

The Fund's Board of Directors has authorized each portfolio's sub-adviser to make liquidity determinations with respect to Rule 144A securities in accordance with the guidelines established by the Board of Directors. Under the guidelines, the portfolio's sub-adviser will consider the following factors in determining whether a Rule 144A security is liquid: 1) the frequency of trades and quoted prices for the security; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. The portfolio may be restricted in its ability to sell such securities at a time when a portfolio's sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, a portfolio may have to sell other assets, rather than such illiquid securities, at a time that is not advantageous.

OTHER INVESTMENT COMPANIES

In accordance with certain provisions of the 1940 Act, certain portfolios may invest up to 10% of their total assets, calculated at the time of purchase, in the securities of investment companies. The 1940 Act also provides that a portfolio generally may not invest (i) more than 5% of its total assets in the securities of any one investment company or (ii) in more than 3% of the voting securities of any other investment company. A portfolio will indirectly bear its proportionate share of any investment advisory fees and expenses paid by the funds in which it invests, in addition to the investment advisory fee and expenses paid by the portfolio. However, if the Janus Growth or Janus Global portfolios invests in a Janus money market fund, Janus Capital will remit to such portfolio the fees it receives from the Janus money market fund to the extent such fees are based on the portfolio's assets.

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BANK AND THRIFT OBLIGATIONS

Bank and thrift obligations in which a portfolio may invest are limited to dollar-denominated certificates of deposit, time deposits and bankers' acceptances issued by bank or thrift institutions. Certificates of deposit are short-term, unsecured, negotiable obligations of commercial banks and thrift institutions. Time deposits are non-negotiable deposits maintained in bank or thrift institutions for specified periods of time at stated interest rates. Bankers' acceptances are negotiable time drafts drawn on commercial banks usually in connection with international transactions.

Bank and thrift obligations in which the portfolio invests may be, but are not required to be, issued by institutions that are insured by the Federal Deposit Insurance Corporation (the "FDIC"). Bank and thrift institutions organized under Federal law are supervised and examined by Federal authorities and are required to be insured by the FDIC. Institutions organized under state law are supervised and examined by state banking authorities but are insured by the FDIC only if they so elect. State institutions insured by the FDIC are subject to Federal examination and to a substantial body of Federal law regulation. As a result of Federal and state laws and regulations, Federally insured bank and thrift institutions are, among other things, generally required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of domestic banks and of United Kingdom branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks and United Kingdom branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank. Certificates of deposit issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed by that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (i) pledge to the regulator, by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (ii) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC.

A portfolio may purchase obligations, or all or a portion of a package of obligations, of smaller institutions that are Federally insured, provided the obligation of any single institution does not exceed the Federal insurance coverage of the obligation, presently $100,000.

INVESTMENTS IN THE REAL ESTATE INDUSTRY AND REAL ESTATE INVESTMENT TRUSTS ("REITS")

REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or hybrid REITs.

Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs invest their assets in both real property and mortgages. REITs are not taxed on income distributed to policyowners provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code").

RISK FACTORS

Investments in the real estate industry are subject to risks associated with direct investment in real estate. Such risks include, but are not limited to: declining real estate values; risks related to general and local economic conditions; over-building; increased competition for assets in local and regional markets; changes in zoning laws; difficulties in completing construction; changes in real estate value and property taxes; increases in operating expenses or interest rates; changes in neighborhood values or the appeal of properties to tenants; insufficient levels of occupancy; and inadequate rents to cover operating expenses. The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and governmental regulations (including taxes) and social and economic trends.

REITs also may subject a portfolio to certain risks associated with the direct ownership of real estate. As described above, these risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, liability to third parties for damages resulting from, environmental problems, casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Investing in REITs involves certain unique risks, in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk. (See "Debt Securities and Fixed-Income Investing" below.

VARIABLE RATE MASTER DEMAND NOTES

Variable rate master demand notes are unsecured commercial paper instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Because variable rate master demand notes are direct lending arrangements between a portfolio and the issuer, they are not normally traded.

Although no active secondary market may exist for these notes, a portfolio may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy a sub-adviser that the ratings are within the two highest ratings of commercial paper.

In addition, when purchasing variable rate master demand notes, a sub-adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand.

RISK FACTORS

In the event an issuer of a variable rate master demand note defaulted on its payment obligations, a portfolio might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

DEBT SECURITIES AND FIXED-INCOME INVESTING

Debt securities include securities such as corporate bonds and debentures; commercial paper; trust preferreds, debt securities issued by the U.S. Government, its agencies and instrumentalities; or foreign governments; asset-backed securities; CMOs; zero coupon bonds; floating rate, inverse floating rate and index obligations; "strips"; structured notes; pay-in-kind and step securities.

Fixed-income investing is the purchase of a debt security that maintains a level of income that does not change. For instance, bonds paying interest at a specified rate that does not change are fixed-income securities. When a debt security is purchased, the portfolio owns "debt" and becomes a creditor to the company or government.

Fixed-income securities generally include short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, or preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period of time. A portfolio may vary the average maturity of its portfolio of debt securities based on the sub-adviser's analysis of interest rate trends and factors.

Bonds rated Baa by Moody's or BBB by S&P are considered medium grade obligations i.e., they are neither highly protected nor poorly secured. Interest payment prospects and principal security for such bonds appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics. (See Appendix B for a description of debt securities ratings.)

RISK FACTORS

Investments in debt securities are generally subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. Market risk relates to the fact that the market values of the debt

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securities in which the portfolio invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market value of debt securities, whereas a decline in interest rates will tend to increase their value.

Generally, shorter-term securities are less sensitive to interest rate changes, but longer-term securities offer higher yields. A portfolio's share price and yield will also depend, in part, on the quality of its investments in debt securities.

Such securities may be affected by changes in the creditworthiness of the issuer of the security. The extent that such changes are reflected in the portfolio's share price will depend upon the extent of the portfolio's investment in such securities.


STRUCTURED NOTES



The values of the structured notes in which a portfolio may invest are linked to equity securities or equity indices ("reference instruments"). These instruments differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the equity security or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).



RISK FACTORS



Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero; and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.


HIGH-YIELD/HIGH-RISK SECURITIES

High-yield/high-risk securities (or "junk bonds") are debt securities rated below investment grade by the primary rating agencies (such as S&P and Moody's ). (See Appendix B for a description of debt securities rating.)

RISK FACTORS

The value of lower quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments (i.e., credit risk) than is the case for higher quality securities. Conversely, the value of higher quality securities may be more sensitive to interest rate movements than lower rated securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher quality investment.

Issuers of high-yield securities are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. Adverse economic, political or other developments may impair the issuer's ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing, particularly if the issuer is highly leveraged.

In the event of a default, a portfolio would experience a reduction of its income and could expect a decline in the market value of the defaulted securities.

The market for lower quality securities is generally less liquid than the market for higher quality bonds. Adverse publicity and investor perceptions, as well as new or proposed laws, may also have a greater negative impact on the market for lower quality securities. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market as higher quality securities.

TRADE CLAIMS

Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty. Trade claims offer the potential for profits since they are often purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor's financial position improves or the claim is paid.

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RISK FACTORS

An investment in trade claims is speculative and carries a high degree of risk. Trade claims are illiquid securities that generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

BRADY BONDS

Subject to its investment policies and restrictions, a portfolio may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (the uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

COLLATERALIZED MORTGAGE OBLIGATIONS

Collateralized mortgage obligations ("CMOs"), which are debt obligations collateralized by mortgage loans or mortgage pass-through securities, provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as a pass-through entity known as real estate mortgage investment conduits. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market volatility than other classes. Generally, CMOs are issued or guaranteed by the U.S. government or its agencies or instrumentalities or maybe collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality. Certain CMOs in which a Portfolio may invest are not guaranteed by the U.S. government or its agencies or instrumentalities.


COLLATERALIZED DEBT OBLIGATIONS



A portfolio may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below-investment-grade, fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.



For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.



The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the

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securities laws. As a result, investments in CDOs may be characterized by a portfolio as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and a portfolio's prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.



DOLLAR ROLL TRANSACTIONS


A portfolio may enter into "dollar roll" transactions, which consist of the sale by the portfolio to a bank or broker-dealer (the "counterparty") of Government National Mortgage Association certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A portfolio receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a portfolio agrees to buy a security on a future date.

A portfolio will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. government securities or other liquid assets in an amount sufficient to meet its purchase obligations under the transactions. (The Transamerica U.S. Government Securities Portfolio will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.)

Dollar rolls are treated for purposes of the 1940 Act as borrowings of a portfolio because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to a portfolio. For example, while a portfolio receives a fee as consideration for agreeing to repurchase the security, the portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a portfolio, thereby effectively charging the portfolio interest on its borrowing. Further, although a portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the portfolio's borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a portfolio's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a portfolio is able to purchase them. Similarly, the portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical, security to a portfolio, the security that the portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a portfolio's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

EXCHANGE TRADED FUNDS (ETFS)

ETFs are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

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HYBRID INSTRUMENTS

Subject to its investment restrictions and strategies, a portfolio may invest in hybrid instruments. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity, and their use may not be successful.

INDEXED SECURITIES

A portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed-income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

INTEREST RATE TRANSACTIONS

Subject to its investment restrictions and strategies, a portfolio may enter into interest rate swaps and the purchase or sale of related caps and floors. A portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the portfolio anticipates purchasing at a later date. A portfolio intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the portfolio may be obligated to pay. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

A portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps and floors are entered into for good faith hedging purposes, the investment advisers to the portfolios and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A portfolio will not enter into any swap, cap and floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by Standard & Poor's or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the investment adviser. For a description of the NRSROs and their ratings, see the Appendix. If there is a default by the counterparty, a portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.

MUNICIPAL FIXED-INCOME SECURITIES

Subject to its investment restrictions and strategies, a portfolio may invest in municipal bonds of any state, territory or possession of the United States ("U.S."), including the District of Columbia. The portfolio may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works.

Interest payments received by holders of these securities are generally tax-free. Municipal bonds may also be issued to refinance public debt.

Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

A portfolio may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by Standard & Poor's, Moody's and Fitch IBCA, Inc. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the portfolio, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the portfolio. Neither event would require the portfolio to sell the bond, but the portfolio's investment adviser would consider such events in determining whether the portfolio should continue to hold it.

The ability of the portfolio to achieve its investment objective depends upon the continuing ability of the issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Portfolio's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the portfolio's investment adviser may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the portfolio.

From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the portfolio. If such legislation were passed, the Fund's Board of Directors may recommend changes in the portfolio's investment objectives and policies.

NON-MORTGAGE ASSET-BACKED SECURITIES

Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less.

The purchase of non-mortgage asset-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the cardholder.

PASSIVE FOREIGN INVESTMENT COMPANIES

A portfolio may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the portfolio's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the Portfolio held its investment. In addition, the Portfolio may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

To avoid such tax and interest, the portfolio intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. The portfolio will be required to distribute any resulting income even though it has not sold the security and received cash to pay such distributions.

PREFERRED STOCKS

A portfolio may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

STRIPPED MORTGAGE-BACKED SECURITIES

Stripped Mortgage-Backed Securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed; and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

LOAN PARTICIPATIONS

Certain portfolios may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The portfolio may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the portfolio assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the portfolio intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the portfolio has direct recourse against the corporate borrower, the portfolio may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the portfolio were determined to be subject to the claims of the agent bank's general creditors, the portfolio might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the portfolio does not receive scheduled interest or principal payments on such indebtedness, the portfolio's share price and yield could be adversely affected. Loans that are fully secured offer the portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

The portfolio may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the portfolio bears a substantial risk of losing the entire amount invested.

The portfolio limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these limits, the portfolio generally will treat the corporate borrower as the "issuer" of indebtedness held by the portfolio. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the portfolio and the corporate borrower, if the participation does not shift to the portfolio the direct debtor-creditor relationship with the corporate borrower, Securities and Exchange Commission ("SEC") interpretations require the portfolio to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the portfolio has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the portfolio's ability to invest in indebtedness related to a single financial intermediary, or a group intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what a sub-adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the portfolio's net asset value than if that value were based on available market quotations, and could result in significant variations in the portfolio's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the portfolio currently intend to treat indebtedness for which there is no readily available markets as illiquid for purposes of the portfolio's limitation or illiquid investments. Investments in loan participations are considered to debt obligations for purposes of the portfolio's investment restrictions relating to the lending of funds or assets by the portfolio.

Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the portfolio. For example, if a loan is foreclosed, the portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the portfolio could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the portfolio relies on the sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

CREDIT DEFAULT SWAPS

Certain portfolios may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk--that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

EVENT-LINKED BONDS

Certain portfolios may invest up to 5% of its net assets in "event-linked bonds," which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

MANAGEMENT OF THE FUND DIRECTORS AND OFFICERS

The Fund is governed by a Board of Directors. Subject to the supervision of the Board of Directors, the assets of each portfolio are managed by an investment adviser and sub-advisers, and by portfolio managers. The Board of Directors is responsible for managing the business and affairs of the Fund and oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-adviser. Information about the Directors and Officers of the Fund is as follows:


                                         TERM OF OFFICE                                          NUMBER OF
                                           AND LENGTH                                          PORTFOLIOS IN
                           POSITION(S)   OF TIME SERVED                                           COMPLEX
                            HELD WITH                          PRINCIPAL OCCUPATION(S)          OVERSEEN BY     OTHER DIRECTORSHIPS
  NAME, ADDRESS AND AGE       FUND*                              DURING PAST 5 YEARS              DIRECTOR        HELD BY DIRECTOR
  ---------------------       -----                              -------------------              --------        ----------------
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
----------------------------------------------------------------------------------------------------------------------------------
** John R. Kenney           Chairman,      From 1986      Chairman, Director & Co-CEO of             89                 N/A
   570 Carillon Parkway     Director       to present     Great Companies, L.L.C.; Manager,
   St. Petersburg, FL                                     Transamerica Investment
   33716                                                  Management LLC (TIM); Trustee &
   (DOB 2/8/38)                                           Chairman, IDEX Mutual Funds
                                                          (IDEX); Director & Chairman,
                                                          Transamerica Income, Inc. (TIS);
                                                          Manager & Chairman, Transamerica
                                                          Occidental Life Insurance Company
                                                          Separate Account Fund B (Fund B).
**Larry N. Norman           Director       From 2002      President & Chairman, Transamerica         90                 N/A
  4333 Edgewood Road NE                    to present     Life Insurance Company; Director,
  Cedar Rapids, IA 52499                                  AEGON/Transamerica Fund Advisers,
  (DOB 1/8/53)                                            Inc. ("ATFA");  Director, TIS;
                                                          Director AEGON/Transamerica
                                                          Investor Services, Inc. ("ATIS");
                                                          Director, AEGON/Transamerica Fund
                                                          Services, Inc. ("ATFS"); Trustee,
                                                          IDEX; Manager, Fund B; Director,
                                                          Transamerica Index Funds, Inc.
                                                          ("TIF"); President, AFSG
                                                          Securities Corp. ("AFSG").

                                         TERM OF OFFICE                                          NUMBER OF
                                           AND LENGTH                                          PORTFOLIOS IN
                           POSITION(S)   OF TIME SERVED                                           COMPLEX
                            HELD WITH                          PRINCIPAL OCCUPATION(S)          OVERSEEN BY     OTHER DIRECTORSHIPS
  NAME, ADDRESS AND AGE       FUND*                              DURING PAST 5 YEARS              DIRECTOR        HELD BY DIRECTOR
  ---------------------       -----                              -------------------              --------        ----------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                      INDEPENDENT DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
Peter R. Brown             Vice          From 1986 to     Chairman of the Board, Peter Brown         90                 N/A
11180 6th Street East      Chairman,     present          Construction Company (1963- 2000);
Treasure Island, FL        Director                       Vice Chairman  & Trustee, IDEX;
33706                                                     Vice Chairman & Manager, Fund B;
(DOB 5/10/28)                                             Vice Chairman & Director TIS &
                                                          TIF; Rear Admiral (Ret.) U.S. Navy
                                                          Reserve, Civil Engineer Corps.

Charles C. Harris          Director      From 1986  to    Trustee, IDEX; Director TIS;               89                 N/A
35 Winston Drive                         present          Manager, Fund B.
Clearwater, FL 33756
(DOB 1/15/30)

Russell A. Kimball, Jr.    Director      From 1986 to     Trustee, IDEX; Director, TIS;              89                 N/A
1160 Gulf Boulevard                      present          Manager, Fund B; General Manager,
Clearwater Beach, FL                                      Sheraton Sand Key Resort (1975 -
34630                                                     present).
(DOB 8/17/44)

William W. Short, Jr.      Director      From 2000 to     Trustee, IDEX; Director, TIS;              89                 N/A
6911 Bryan Dairy Rd.                     present          Manager, Fund B; President &
Largo, FL 33777                                           majority shareholder of Shorts,
(DOB 2/25/36)                                             Inc.; Chairman, Southern Apparel
                                                          Corporation, S.A.S. Apparel
                                                          Corporation and S.A.C.
                                                          Distributors.

Daniel Calabria            Director      From 2001 to     Trustee, IDEX; Director, TIS;              89                 N/A
7068 S. Shore Drive S.                   present          Manager Fund B; Trustee (1993-
South Pasadena, FL                                        present) & President(1993-1995),
33707                                                     Florida Tax Free Funds
(DOB 3/05/36)

Janice B. Case             Director      From 2001 to     Trustee, IDEX; Director, TIS;              89                 N/A
205 Palm Island NW                       present          Manager Fund B; Senior Vice
Clearwater, FL 33767                                      President (1996-2000), Vice
(DOB 9/27/52)                                             President (1990-1996), DIrector of
                                                          Customer Service & Marketing
                                                          (1987-1990), Florida Power
                                                          Corporation.

Leo J. Hill                Director      From 2001 to     Trustee, IDEX; Director, TIS;              89                 N/A
2201 N. Main St.                         present          Manager, Fund B; Owner &
Gainesville, FL 32609                                     President, Prestige Automotive
(DOB 3/27/56)                                             Group (2001 - present); Market
                                                          President (1997-1998),
                                                          NationsBank; President & CEO
                                                          (1994-1998), Barnett Bank of the
                                                          Treasure Coast, FL.



*        Each Director holds office for an indefinite term until the earlier of
         (1) the next meeting of shareholders at which Directors are elected and until his or her successor is elected and qualified, or (2) a Director resigns or his or her term as a Director is terminated in accordance with the applicable Company's by-laws. The executive officers are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.



** May be deemed as "interested person" of the Fund as defined in the 1940 Act due to employment with an affiliate of ATFA.

OFFICERS*



                                                      TERM OF             PRINCIPAL OCCUPATION(S) OR
NAME, AGE AND ADDRESS    POSITION HELD WITH FUND      OFFICE            EMPLOYMENT DURING PAST 5 YEARS
---------------------    -----------------------      ------            ------------------------------
   Brian C. Scott        President & Chief          From 2002     President & Chief Executive Officer, IDEX,
   (DOB 1/19/44)         Executive Officer          to present    Fund B, TIS; President, TIF; Director,
                                                                  President & CEO, Endeavor Management
                                                                  Co. (2001-2002); Manager, Transamerica
                                                                  Investment Management, LLC; President,
                                                                  Director & Chief Executive Officer, ATFA,
                                                                  ATIS & ATFS; Chief Marketing Director,
                                                                  AUSA Financial Markets.

   John K. Carter        Senior Vice President,     From 1999     General Counsel, Sr. Vice President &
   (DOB 4/24/61)         General Counsel &          to present    Secretary, IDEX, Fund B & TIS; Vice
                         Secretary                                President & Secretary, TIF; Vice President

                                                                  & Senior Counsel, Western Reserve Life
                                                                  Assurance Co. of Ohio ("WRL"); Director,
                                                                  General Counsel, Sr. Vice President &
                                                                  Secretary, ATFA, ATIS & ATFS; Vice
                                                                  President, AFSG; Vice President & Counsel
                                                                  (March 1997-May, 1999), Salomon Smith
                                                                  Barney; Assistant Vice President,
                                                                  Associate Corporate Counsel & Trust
                                                                  Officer (September 1993-1997), Franklin
                                                                  Templeton Mutual Funds.

   Christopher G.        Vice President &           From 2001     Vice President, Assistant Treasurer &
   Roetzer               Principal Accounting       to present    Principal Accounting Officer, IDEX; Vice
   (DOB 1/11/63)         Officer                                  President & Principal Accounting Officer,
                                                                  TIS & Fund B; Vice President, Treasurer &
                                                                  Principal Accounting Officer, TIF; Vice
                                                                  President, ATFS, AFSG; ATIS.

   Kim D. Day            Vice President,            From 2003     Vice President, Treasurer & Principal
   (DOB 8/2/55)          Treasurer & Principal      to present    Financial Officer, IDEX, TIS, Fund B; Vice
                         Financial Officer                        President & Treasurer, ATFS, ATFA and
                                                                  ATIS; Assistant Vice President, WRL.

   William T. Davis      Vice President,            From 2001     Vice President, WRL; Vice President,
   (DOB 10/24/51)        Investment Manager         to present    Investment Manager Oversight and
                         Oversight & Relations                    Relations, IDEX, TIS & Fund B; Vice
                                                                  President, ATFA



*        The business address of each officer is 570 Carillon Parkway, St.
         Petersburg, FL 33716. No officer of the Fund receives any compensation paid by the Fund.


COMMITTEES OF THE BOARD

The Directors are responsible for major decisions relating to each portfolio's objective, policies and techniques. They review investment decisions, although they do not actively participate on a regular basis in making such decisions. The Board of Directors has five standing committees that each perform specialized functions: an Audit Committee, Nominating Committee, Valuation Committee, Compensation Committee and Executive Committee.

The Nominating Committee will consider nominees for independent directors as recommended by shareholders. Recommendations should be submitted to the Committee in care of the Fund's Secretary and must be received by December 31, 2003.

                                                                                                No. of Meetings Held
Committee                     Functions                             Members                     Huring Last Fiscal Year
---------                     ---------                             -------                     -----------------------
 Audit               Review the financial reporting          Peter R. Brown, Chairman;                     3
                     process, the system of internal         Charles C. Harris; Leo J. Hill;
                     control, the audit process, and the     Russell A. Kimball, Jr.; and
                     ATSF process for monitoring             William W. Short, Jr.
                     compliance with investment
                     restrictions and applicable laws and
                     the ATSF Code of Ethics.

Nominating           Nominates and evaluates independent     Peter R. Brown, Chairman;                     0
                     Director candidates.                    Daniel Calabria; Charles C.
                                                             Harris; Russell A. Kimball,
                                                             Jr.; and William W. Short, Jr.

Compensation         Reviews compensation arrangements for   Peter R. Brown; Daniel                        1
                     each Director.                          Calabria; Russell A. Kimball,
                                                             Jr.; Janice B. Case; Charles C.
                                                             Harris; Leo J. Hill; & William
                                                             W. Short, Jr.

Valuation            Determines the value of any of the      Certain officers of ATSF and                 15
                     portfolio's securities and assets for   ATFA, who serve at the pleasure
                     which market quotations are not         of the Board of Directors
                     readily available or for which
                     valuation cannot otherwise be
                     provided.

Executive            Perform all functions as those          Peter R. Brown; Daniel                        2
                     performed by the Board of Directors,    Calabria; & William W. Short,
                     except as set forth in the Fund's       Jr.
                     Articles of Incorporation.



DIRECTOR OWNERSHIP OF EQUITY SECURITIES



The Directors of the Fund did not beneficially own shares of any portfolio of the Fund, except as set forth in the following table:



                                               DOLLAR RANGE OF             AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                          EQUITY SECURITIES IN THE           REGISTERED INVESTMENT COMPANIES OVERSEEN BY
            NAME OF DIRECTOR                   PORTFOLIOS*               DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
            ----------------                   -----------               --------------------------------------------------
Peter R. Brown.........................           N/A                                 $50,001-$100,000
Daniel Calabria........................           N/A                                 $ 10,000-$50,000
Janice B. Case.........................           N/A                                 $$10,000-$50,000
Charles C. Harris......................           N/A                                 $10,000-$50,000
John R. Kenney**.......................           N/A                                  Over $100,000
Russell A. Kimball, Jr.................           N/A                                  Over $100,000
Larry N. Norman........................           N/A                                    $1-$10,000
William W. Short, Jr...................           N/A                                  Over $100,000



*    As of December 31, 2002.



** Interested Directors as defined in the 1940 Act due to employment with an ATFA affiliate.

CONFLICTS OF INTEREST



The following table sets forth information about securities owned beneficially or of record by each Independent Director or members of his or her immediate family representing interests in the Investment Adviser, Sub-Advisers or Distributor of the Fund, or any person controlling, controlled by or under common control with such persons. For this purpose, "immediate family member" includes the Director's spouse, children residing in the Director's household and dependents of the Director.



                                NAME OF OWNERS AND                        TITLE OF       VALUE OF      PERCENT OF
  NAME OF DIRECTOR           RELATIONSHIPS TO DIRECTOR     COMPANY         CLASS       SECURITIES*       CLASS
  ----------------           -------------------------     -------         -----       -----------       -----
Peter R. Brown               Marina D. Brown, Spouse        IDEX**           A         $1-$10,000          0
Charles C. Harris            N/A                            N/A             N/A            N/A            N/A
Russell A. Kimball, Jr.      Martha A. Kimball, Spouse      IDEX**           A             $0              0
William W. Short, Jr.        Joyce J. Short, Spouse         IDEX**           A         $1-$10,000          0
Daniel Calabria              N/A                            IDEX**           A             N/A             0
Janice B. Case               N/A                            N/A             N/A            N/A            N/A
Leo J. Hill                  N/A                            N/A             N/A            N/A            N/A



*    As of December 31, 2002.



**   IDEX is an affiliate of ATSF, ATFA and AFSG.



------------------------------------------------------------------------------------------------------------------
                                            Compensation Table
------------------------------------------------------------------------------------------------------------------
                                                            Pension or                              Total
                                                            Retirement                           Compensation
                                         Aggregate       Benefits Accrued    Estimated Annual    From Fund and
    Name of Person,                    Compensation     as Part of Fund      Benefits Upon        Fund Complex
      Position                         from Fund(1)       Expenses(2)          Retirement      Paid To Director(3)
------------------------------------------------------------------------------------------------------------------
Peter R. Brown, Director
Vice Chairman                             $71,000                 --               N/A               $125,625
------------------------------------------------------------------------------------------------------------------
Daniel Calabria, Director                 $63,500            $54,375               N/A               $108,375
------------------------------------------------------------------------------------------------------------------
Charles C. Harris, Director               $74,000            $17,100               N/A               $129,625
------------------------------------------------------------------------------------------------------------------
William W. Short, Jr., Director           $74,000                 --               N/A               $129,625
------------------------------------------------------------------------------------------------------------------
Janice B. Case, Director                  $66,000                 --               N/A               $113,875
------------------------------------------------------------------------------------------------------------------
Russell A. Kimball, Jr., Director         $74,000            $94,500               N/A               $119,125
------------------------------------------------------------------------------------------------------------------
Leo J. Hill, Director                     $67,500            $70,700               N/A               $103,375
------------------------------------------------------------------------------------------------------------------



(1) Of this aggregate compensation, the total amounts deferred (including earnings) and accrued for the benefit of the participating Directors for the year ended December 31, 2002 were as follows: Peter Brown $438; Daniel Calabria $54,396; Charles Harris $17,100; William Short $-0-; Janice Case $-0-; Russell Kimball $95,126; and Leo Hill $71,001.



(2) The plan became effective January 1, 1996.



(3) A fund complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.


Commencing on January 1, 1996, a non-qualified deferred compensation plan (the "Plan") became available to directors who are not interested persons of the Fund. Under the Plan, compensation may be deferred that would otherwise be payable by the Fund, or IDEX Mutual Funds to a disinterested Director or Trustee on a current basis for services rendered as director. Deferred compensation amounts will accumulate based on the value of Class A shares of a portfolio of IDEX Mutual Funds (without imposition of sales charge), as elected by the Director. As of December 31, 2002, the Directors and officers of the Fund beneficially owned in the aggregate less than 1% of the Fund's shares through ownership of policies and annuity contracts indirectly invested in the Fund. The Board of Directors has established an Audit Committee consisting of Messrs. Brown, Harris, Hill, Kimball and Short.

CODE OF ETHICS

The Fund, ATFA, and AFSG have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. See "Personal Securities Transactions" below.

THE INVESTMENT ADVISER

The information that follows supplements the information provided about the investment adviser under the caption "Management of the Fund -- Investment Adviser" in the prospectus.

ATFA, located at 570 Carillon Parkway, St. Petersburg, FL 33716, serves as the investment adviser to each portfolio of the Fund pursuant to an Investment Advisory Agreement dated January 1, 1997, as amended, with the Fund. The investment adviser is a direct, wholly owned subsidiary of WRL, which is wholly owned by First AUSA Life Insurance Company ("First AUSA"), a stock life insurance company, which is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"). AEGON USA is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group.

The Investment Advisory Agreement was approved by the Fund's Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) on October 3, 1996 and by the shareholders of each portfolio of the Fund on December 16, 1996 (portfolios that commenced operations prior to that date) (and on the date of commencement of operations of each portfolio subsequent to that date). The Investment Advisory Agreement provides that it will continue in effect from year to year thereafter, if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of each portfolio, and (b) by a majority of the Directors who are not parties to such contract or "interested persons" of any such party. The Investment Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of each portfolio and terminates automatically in the event of its assignment (within the meaning of the 1940 Act).

While the investment adviser is at all times subject to the direction of the Board of Directors of the Fund, the Investment Advisory Agreement provides that the investment adviser, subject to review by the Board of Directors, is responsible for the actual management of the Fund and has responsibility for making decisions to buy, sell or hold any particular security. The investment adviser also is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Investment Advisory Agreement.

PAYMENT OF EXPENSES. Under the terms of the Investment Advisory Agreement, the investment adviser is responsible for providing investment advisory services and furnishing office space for officers and employees of the investment adviser connected with investment management of the portfolios.

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS. The Board, including a majority of the directors who are not parties to such agreements or interested persons of any such party (as defined in the Investment Company Act of 1940) (the "Independent Directors"), considered whether to approve the Fund's investment advisory and sub-advisory agreements, with the assistance of independent counsel to the Independent Directors. The Board considered the advisory fee structure of each of the portfolios in light of a variety of factors, including (a) the nature and quality of services provided to the Fund, its portfolios, and their respective shareholders; (b) the investment adviser's costs in providing those services; (c) the economies of scale, if any, realized by the investment adviser; (d) the advisory fees compared to other similar mutual funds; and (e) other benefits derived in connection with the investment adviser's (or sub-adviser's) relationship with the Fund.

As part of its consideration of the quality of services provided to the Fund, portfolios and shareholders by the adviser and sub-advisers, the Board reviewed the relative performance of each of the portfolios. The Board also reviewed the adviser's profitability with respect to each portfolio and on an aggregate basis, and the Board, including a majority of the independent directors, considered the adviser's profits to be reasonable in relation to the nature, quality, and costs of the adviser's services.

As part of its consideration of economies of scale and advisory fees, the Board also considered the expense ratios of the Funds and the costs incurred by the adviser as a result of any voluntary expense limitations the adviser has imposed. In comparing the expense ratio of each of the Funds to other mutual funds, the Board, including a majority of the Independent Directors, took into account that the expense ratios compared favorably to those of other funds.

EACH PORTFOLIO PAYS: all expenses incurred in connection with the formation and organization of a portfolio, including the preparation (and filing, when necessary) of the portfolio's contracts, plans, and documents, conducting meetings of organizers, directors and shareholders; preparing and filing the post-effective amendment to the Fund's registration statement effecting registration of a portfolio and its shares under the 1940 Act and the 1933 Act and all other matters relating to the information and organization of a portfolio and the preparation for offering its shares; expenses in connection with ongoing registration or qualification requirements under Federal and state securities laws; investment advisory fees; pricing costs (including the daily calculations of net asset value); brokerage commissions and all other expenses in connection with execution of portfolio transactions, including interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; any compensation, fees, or reimbursements which the Fund pays to its Directors who are not "interested persons," as that phrase is defined in the 1940 Act, of the Fund or ATFA; compensation of the Fund's custodian, administrative and transfer agent, registrar and dividend disbursing agent; legal, accounting and printing expenses; other administrative, clerical, recordkeeping and bookkeeping expenses; auditing fees; certain insurance premiums; services for shareholders (including allocable telephone and personnel expenses); costs of certificates and the expenses of delivering such certificates to the purchaser of shares relating thereto; expenses of local representation in Maryland; fees and/or expenses payable pursuant to any plan of distribution adopted with respect to the Fund in accordance with Rule 12b-1 under the 1940 Act; expenses of shareholders' meetings and of preparing, printing, and distributing notices, proxy statements and reports to shareholders; expenses of preparing and filing reports with federal and state regulatory authorities; all costs and expenses, including fees and disbursements, of counsel and auditors, filing and renewal fees and printing costs in connection with the filing of any required amendments, supplements or renewals of registration statement, qualifications or prospectuses under the 1933 Act and the securities laws of any states or territories, subsequent to the effectiveness of the initial registration statement under the 1933 Act; all costs involved in preparing and printing prospectuses of the Fund; extraordinary expenses; and all other expenses properly payable by the Fund or the portfolios.

REIMBURSEMENT AGREEMENT. Effective May 1, 2000, the investment adviser entered into an agreement with the Fund on behalf of, and pursuant to which, the investment adviser will be reimbursed for operating expenses paid on behalf of a portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2002, and automatically renews for one-year terms unless terminated by a 30-day written notice to the Fund.

SERVICE AGREEMENT. Effective January 1, 1997, as amended, the Fund entered into an Administrative Services and Transfer Agency Agreement ("Services Agreement") with ATFS, an affiliate of ATFA and WRL, to furnish the Fund with administrative services to assist the Fund in carrying out certain of its functions and operations. The Services Agreement was approved by the Fund's Board of Directors, including a majority of Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) on October 3, 1996. Under this Agreement, ATFS shall furnish to each portfolio, subject to the overall supervision of the Fund's Board, supervisory, administrative, and transfer agency services, including recordkeeping and reporting. ATFS is reimbursed by the Fund monthly on a cost-incurred basis.

DISTRIBUTION AGREEMENT. Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG, located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52494. The Distribution Plan and related Agreements were approved by the Fund's Board of Directors, including a majority of Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) on October 3, 1996 as amended by the Board March 29, 1999, and the Distribution Plan was approved by the shareholders of each portfolio of the Fund on December 16, 1996 (by all portfolios that had commenced operations on that date). AFSG is an affiliate of ATFA.

ATSF has two classes of shares for each portfolio in its series, Initial Class and Service Class. Each class is identical except that Service Class has a distribution plan or "Rule 12b-1 Plan" which is described in the prospectus.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolios, will reimburse AFSG and/or various service providers after each calendar month for certain Fund distribution expenses incurred or paid by them, provided that these expenses in the aggregate do not exceed 0.15%, on an annual basis, of the average daily net asset value of shares of each portfolio in connection with the distribution of the Initial Class shares of the portfolios.

For the sale and distribution of Service Class shares, the Fund may pay to the various service providers up to 0.25% of the average daily net assets of a portfolio. Because the Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Distribution expenses for which AFSG may be reimbursed under the Distribution Plan and Distribution Agreement include, but are not limited to, expenses of printing and distributing the Fund's prospectus and statement of additional information to potential investors; developing and preparing Fund advertisements; sales literature and other promotional materials; holding seminars and sales meetings designed to promote distribution of Fund shares; the development of consumer-oriented sales materials describing and/or relating to the Fund; and expenses attributable to "distribution-related services" provided to the Fund, which include such things as salaries and benefits, office expenses, equipment expenses, training costs, travel costs, printing costs, supply expenses, computer programming time, and data center expenses, each as they relate to the promotion of the sale of Fund shares.

AFSG submits to the Directors of the Fund for approval annual distribution budgets and quarterly reports of distribution expenses with respect to each portfolio. AFSG allocates to each portfolio distribution expenses specifically attributable to the distribution of shares of such portfolio. Distribution expenses not specifically attributable to the distribution of shares of a particular portfolio are allocated among the portfolios, based upon the ratio of net asset value of each portfolio to the net asset value of all portfolios, or such other factors as AFSG deems fair and are approved by the Fund's Board of Directors. As of May 1, 2002, the Fund has not paid any distribution fees under the Distribution Plan, and does not intend to do so for Initial Class shares before April 30, 2004. The Fund may, however, pay fees relating to Service Class shares. Prior to AFSG seeking reimbursement of future expenses, Policyowners will be notified in advance.

THE SUB-ADVISERS

Each sub-adviser serves, pursuant to a respective Sub-Advisory Agreement between ATFA and such respective sub-adviser, on behalf of each portfolio. The Sub-Advisory Agreements were approved by the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) on October 3, 1996 and by the shareholders of each portfolio of the Fund on December 16, 1996 (for portfolios that had commenced operations prior to that date) and on the commencement of operations date of each subsequent portfolio. The Sub-Advisory Agreements provide that they will continue in effect if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of each portfolio and (b) by a majority of the Directors who are not parties to such Agreements or "interested persons" (as defined in the 1940 Act) of any such party. The Sub-Advisory Agreements may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of each portfolio and terminate automatically in the event of their assignment (within the meaning of the 1940 Act) or termination of the Investment Advisory Agreement. The agreements may also be terminated under the term of an Exemptive Order granted by the SEC under section 6(c) of the 1940 Act from section 15(a) and rule 18f-2 under the 1940 Act (Release #23379).

Pursuant to the Sub-Advisory Agreements, each sub-adviser provides investment advisory assistance and portfolio management advice to the investment adviser for their respective portfolio(s). Subject to review by the investment adviser and the Board of Directors of the Fund, the sub-advisers are responsible for the actual management of their respective portfolio(s) and for making decisions to buy, sell or hold a particular security. Each sub-adviser bears all of its expenses in connection with the performance of its services under their Sub-Advisory Agreement such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading and investment management of the respective portfolio(s).

Each sub-adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

PERSONAL SECURITIES TRANSACTIONS

The Fund permits "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics and Insider Trading Policy ("Ethics Policy") that has been adopted by the Fund's Board. Access Persons are required to follow the guidelines established by this Ethics Policy in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. The Fund's sub-advisers, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the terms of the Ethics Policy, must adopt and enforce their own Code of Ethics and Insider Trading Policies appropriate to their operations. The Board is required to review and approve the Code of Ethics for each sub-adviser. Each sub-adviser is also required to report to the Fund's Board on a quarterly basis with respect to the administration and enforcement of such Ethics Policy, including any violations thereof which may potentially affect the Fund.

ADMINISTRATIVE AND TRANSFER AGENCY SERVICES

Effective January 1, 1997, as amended, the Fund entered into an Administrative Services and Transfer Agency Agreement with ATFS, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, an affiliate of ATFA, to furnish the Fund with administrative services to assist the Fund in carrying out certain of its functions and operations. Under this Agreement, ATFS shall furnish to each portfolio, subject to the overall supervision of the Fund's Board, supervisory, administrative, and transfer agency services, including recordkeeping and reporting. ATFS is reimbursed by the Fund monthly on a cost incurred basis.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding certain short-term securities) for a year and dividing it by the monthly average of the market value of such securities held during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or developments not foreseen at the time of the investment decision.

A sub-adviser may engage in a significant number of short-term transactions if such investing serves a portfolio's objective. The rate of portfolio turnover will not be a limiting factor when such short-term investing is considered appropriate. Increased turnover results in higher brokerage costs or mark-up charges for a portfolio; these charges are ultimately borne by the policyowners.

In computing the portfolio turnover rate for a portfolio, securities whose maturities or expiration dates at the time of acquisition are one year or less are excluded. Subject to this exclusion, the turnover rate for a portfolio is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of portfolio securities owned by the portfolio during the fiscal year.

There are no fixed limitations regarding the portfolio turnover rates of the portfolios. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Higher turnover rates tend to result in higher brokerage fees. Securities initially satisfying the basic policies and objective of each portfolio may be disposed of when they are no longer deemed suitable.

PLACEMENT OF PORTFOLIO BROKERAGE

Subject to policies established by the Board of Directors of the Fund, each portfolio's sub-adviser is primarily responsible for placement of a portfolio's securities transactions. In placing orders, it is the policy of a portfolio to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commissions, if any, size of the transaction and difficulty of execution. While each sub-adviser generally will seek reasonably competitive spreads or commissions, a portfolio will not necessarily be paying the lowest spread or commission available. A portfolio does not have any obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities.

Decisions as to the assignment of portfolio brokerage business for a portfolio and negotiation of its commission rates are made by the sub-adviser, whose policy is to obtain "best execution" (prompt and reliable execution at the most favorable security price) of all portfolio transactions. In placing portfolio transactions, the sub-adviser may give consideration to brokers who provide supplemental investment research, in addition to such research obtained for a flat fee, to the sub-adviser, and pay spreads or commissions to such brokers or dealers furnishing such services which are in excess of spreads or commissions which another broker or dealer may charge for the same transaction.

In selecting brokers and in negotiating commissions, the sub-adviser considers such factors as: the broker's reliability; the quality of its execution services on a continuing basis; the financial condition of the firm; trade confidentiality including anonymity; and research products and services provided, which include: (i) furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities and (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories) that assist each sub-adviser in carrying out its responsibilities.

Supplemental research obtained through brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by a sub-adviser. The expenses of a sub-adviser will not necessarily be reduced as a result of the receipt of such supplemental information. A sub-adviser may use such research products and services in servicing other accounts in addition to the respective portfolio. If a sub-adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, the sub-adviser will allocate the costs of such service or product accordingly. The portion of the product or service that a sub-adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for the sub-adviser. Conversely, such supplemental information obtained by the placement of business for a sub-adviser will be considered by and may be useful to the sub-adviser in carrying out its obligations to a portfolio.

When a portfolio purchases or sells a security in the OTC market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of the sub-adviser, better prices and executions are likely to be achieved through the use of a broker.

Securities held by a portfolio may also be held by other separate accounts, mutual funds or other accounts for which the investment adviser or sub-adviser serves as an adviser, or held by the investment adviser or sub-adviser for their own accounts. Because of different investment objectives or other factors, a particular security may be bought by the investment adviser or sub-adviser for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for a portfolio or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the investment adviser or sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

On occasions when the investment adviser or a sub-adviser deems the purchase or sale of a security to be in the best interests of a portfolio as well as other accounts or companies, it may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the portfolio with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the portfolio and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a portfolio.

The Board of Directors of the Fund reviews on a quarterly basis the brokerage placement practices of each sub-adviser on behalf of the portfolios, and reviews the prices and commissions, if any, paid by the portfolios to determine if they were reasonable.


The Board of Directors of the Fund has authorized the sub-advisers to consider sales of the policies and annuity contracts by a broker-dealer as a factor in the selection of broker-dealers to execute portfolio transactions. In addition, the sub-advisers may occasionally place portfolio business with affiliated brokers of the investment adviser or a sub-adviser, including: InterSecurities, Inc., P.O. Box 5068, Clearwater, Florida 33758; JP MorganChase, 345 Park Avenue, New York, New York 10154-1002; Fred Alger & Company, Inc., 30 Montgomery Street, Jersey City, New Jersey 07302; M.J. Whitman, Inc.; M.J. Whitman Senior Debt Corp., 767 Third Avenue, New York, New York 10017-2023; Van Kampen Funds Inc., 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181, Morgan Stanley & Co. Incorporated, 1221 Avenue of the Americas, New York, New York 10020, Dreyfus Brokerage Services, Inc., 401 North Maile Drive, Beverly Hills, CA 90210, Dreyfus Investment Services Corp., Union Trust Building, 501 Grant St., Pittsburgh, PA 15219 and AEGON USA Securities, Inc., P.O. Box 1449, Cedar Rapids, Iowa 52499. As stated above, any such placement of portfolio business will be subject to the ability of the broker-dealer to provide best execution and to the Conduct Rules of the National Association of Securities Dealers, Inc.


DIRECTED BROKERAGE

A sub-adviser to a portfolio, to the extent consistent with the best execution and with ATFA's usual commission rate policies and practices, may place portfolio transaction of the portfolio with broker/dealers with which the fund has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the portfolio transactions to the payment of operating expenses that would otherwise be borne by the portfolio.

Under the Directed Brokerage Program, the commissions paid by a fund shall be applied to the payment only of expenses that would otherwise be borne by the portfolio paying the commission. In no event will commissions paid by a portfolio be used to pay expenses that would otherwise be borne by any other portfolio in the fund complex, or by any other party. In the case of any portfolio that is the subject of a contractual expense reduction arrangement with ATFA (or a comparable agreement with any "affiliate" of ATFA or the Fund, as such term is defined in the 1940 Act) pursuant to which ATFA (or affiliate) has agreed to waive amounts otherwise payable by the portfolio to ATFA (or affiliate), any amount of commissions used to pay the portfolio's operating expenses shall not reduce the amounts of expenses borne by ATFA (or affiliate) under the expense reduction arrangement, but shall instead be used solely to reduce expenses borne by the portfolio to a lower level than the portfolio would have borne after giving full effect to the expense reduction arrangement.

DETERMINATION OF OFFERING PRICE

Shares of the portfolios are currently sold only to the separate accounts to fund the benefits under the policies and the annuity contracts. The portfolios may, in the future, offer their shares to other insurance company separate accounts. The separate accounts invest in shares of a portfolio in accordance with the allocation instructions received from holders of the policies and the annuity contracts. Such allocation rights are further described in the prospectuses and disclosure documents for the policies and the annuity contracts. Shares of the portfolios are sold and redeemed at their respective net asset values as described in the prospectus.

NET ASSET VALUATION

As stated in the prospectus, the net asset value of the portfolios' shares is ordinarily determined, once daily, as of the close of the regular session of business on the New York Stock Exchange ("Exchange") (usually 4:00 p.m., Eastern
Time) on each day the Exchange is open. (Currently the Exchange is closed on New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) The per share net asset value of a portfolio is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. In determining net asset value, securities listed on the national securities exchanges and traded on the NASDAQ National Market are valued at the closing prices on such markets, or if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the Exchange. Other securities for which quotations are not readily available are valued at fair values as determined in good faith by a portfolio's investment adviser under the supervision of the Fund's Board of Directors. Money market instruments maturing in 60 days or less are valued on the amortized cost basis. Values of gold bullion held by a portfolio are based upon daily quotes provided by banks or brokers dealing in such commodities.

PERFORMANCE INFORMATION

The prospectus contains a brief description of how performance is calculated. The following sections describe how performance data is calculated in greater detail.

TOTAL RETURN

Total return quotations for each of the portfolios are computed by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending redeemable value, according to the following equation:

                                 P (1+T)n = ERV

                 Where:        P =  a hypothetical initial payment of $1,000
                               T =  average annual total return
                               n =  number of years
                             ERV = ending redeemable value (at the end of the applicable period of a hypothetical $1,000 payment made at the beginning of the applicable period)

The total return quotation calculations for a portfolio reflect the deduction of a proportionate share of the portfolio's investment advisory fee and portfolio expenses and assume that all dividends and capital gains during the period are reinvested in the portfolio when made. The calculations also assume a complete redemption as of the end of the particular period.

Total return quotation calculations do not reflect charges or deductions against the Series Life Account or the Series Annuity Account or charges and deductions against the policies or the annuity contracts. Accordingly, these rates of return do not illustrate how actual investment performance will affect benefits under the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information about these products. Moreover, these rates of return are not an estimate, projection or guarantee of future performance. Additional information regarding the investment performance of the portfolios appears in the prospectus.

YIELD QUOTATIONS

The yield quotations for a portfolio (for money market portfolios, see "Yield Quotations -- Money Market Portfolios," below) are based on a specific thirty-day period and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last date of the period, according to the following formula:


                                 YIELD =  2 x{ ((a - b)  +1) (.(6-1)))
                                                 ----
                                                (c x d)
Where:  a =   Dividends and interest earned during the period by the portfolio
        b =   Expenses accrued for the period (net of reimbursement)
        c =   The average daily number of shares outstanding during the period that were entitled to receive dividends
        d =   The maximum offering price per share on the last day of the period


YIELD QUOTATIONS -- MONEY MARKET PORTFOLIOS

From time to time, each money market portfolio may quote its yield in reports or other communications to policyholders or in advertising material. Yield quotations are expressed in annualized terms and reflect dividends of a portfolio declared and reinvested daily based upon the net investment income earned by a portfolio each day. The portfolio's yields fluctuate and the yield on any day for any past period is not an indication as to future yields on any investment in the portfolio's shares. Future yields are not guaranteed.

Yield is computed in accordance with a standardized method required by the SEC. The current yield for the money market portfolios is an annualization, without compounding, of the portfolio rate of return, and is computed by determining the net change in the value of a hypothetical pre-existing account in the portfolio having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original shares and any such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. The money market portfolios may also calculate the compound effective annualized yields by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365/7, and subtracting.

The yield quotations for the money market portfolios do not take into consideration any deductions imposed by the Series Life Account or the Series Annuity Account.

Yield information is useful in reviewing money market's performance in seeking to meet its investment objective; but because yields fluctuate, such information cannot necessarily be used to compare an investment in shares of the portfolio with bank deposits, savings accounts and similar investment alternatives, which often provide an agreed or guaranteed fixed yield for a stated period of time. Also, the portfolio's yields cannot always be compared with yields determined by different methods used by other funds. It should be emphasized that yield is a function of the kind and quality of the instruments in the money market, portfolio maturity and operating expenses.

TAXES

Shares of the portfolios are offered only to the Separate Accounts that fund the policies and annuity contracts. See the respective prospectuses for the policies and annuity contracts for a discussion of the special taxation of insurance companies with respect to the Separate Accounts and of the policies, the annuity contracts and the holders thereof.

Each portfolio has either qualified, and expects to continue to qualify, or will qualify in its initial year, and thereafter will continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, a portfolio must distribute to its stockholders (i.e., Separate Accounts) for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the portfolio's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (3) at the close of each quarter of the portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other
RICs) of any one issuer. If each portfolio qualifies as a regulated investment company and distributes investment company to its shareholders substantially all of its investment company net income and net capital gains, then each portfolio should have little or no income taxable to it under the Code.

As noted in the prospectus, each portfolio must, and intends to, comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of each portfolio's assets that may be represented by any single investment (which generally includes all securities of the same issuer). For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interest in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered securities issued by the same issuer.

If a portfolio fails to qualify as a regulated investment company, the portfolio will be subject to federal corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders), and distributions to its shareholders will constitute ordinary income to the extent of such portfolio's available earnings and profits. In addition, if a portfolio fails to qualify as a registered investment company or fails to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance and annuity contracts which have invested in the portfolio could be currently taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. For additional information concerning the consequences of failure to meet the requirements of section 817(h), see the prospectuses for the Policies or the Annuity Contracts.

A portfolio will not be subject to the 4% Federal excise tax imposed on RICs that do not distribute substantially all their income and gains each calendar year because that tax does not apply to a RIC, like the portfolio, whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity contracts and/or variable life insurance policies.

If a portfolio acquires or is deemed to have acquired debt obligations that were issued originally at a discount or that otherwise are treated under applicable tax rules as having original issue discount (including certain "payment-in-kind" instruments ("PIKs"), zero coupon securities, or deferred interest securities), it must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by it in the same taxable year.

Any amount accrued as original issue discount will be included in a portfolio's investment company taxable income for the year of accrual and may have to be distributed to the shareholders in order to satisfy the Distribution Requirement even though the portfolio has not received any cash representing such income. As a result, a portfolio may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy the Distribution Requirement.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the portfolios. Income from the disposition of foreign currencies, and income from transactions in options, futures, and forward contracts derived by a portfolio with respect to its business of investing in securities or foreign currencies, generally will qualify as permissible income under the Income Requirement.

FOREIGN INVESTMENTS -- portfolios investing in foreign securities or currencies (which may include may be required to pay withholding, income or other taxes to foreign governments or U.S. possessions. Foreign tax withholding from dividends and interest, if any, is generally at a rate between 10% and 35%. The investment yield of any portfolio that invests in foreign securities or currencies is reduced by these foreign taxes. Holders of policies and annuity contracts investing in such portfolios bear the cost of any foreign taxes but will not be able to claim a foreign tax credit or deduction for these foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes.

If a portfolio acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties, or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), that portfolio could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the portfolio is timely distributed to its shareholders. The portfolio would not be able to pass through to its shareholders any credit or deduction for such a tax. As a result, owners of variable life insurance contracts and variable annuity contracts investing in such portfolios ultimately would bear the cost of these taxes and interest charges. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable portfolio to recognize taxable income or gain without the concurrent receipt of cash. Any portfolio that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the portfolios and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the portfolios' activities, and this discussion and the discussion in the prospectuses and/or statements of additional information for the policies and annuity contracts are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any state, local, or foreign taxes applicable to the policies, annuity contracts and the holders thereof.

CAPITAL STOCK OF THE FUND

As described in the prospectus, the Fund offers two classes of shares of common stock for each portfolio. The Fund is currently comprised of 54 portfolios.

REGISTRATION STATEMENT

There has been filed with the Securities and Exchange Commission, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the portfolios or such securities, reference is made to the Registration Statement and the exhibits filed as part thereof.

FINANCIAL STATEMENTS

The audited financial statements for each portfolio of the Fund for the year ended December 31, 2002 and the report of the Fund's independent certified public accountants are included in the 2002 Annual Report, and are incorporated herein by reference to such report.

OTHER INFORMATION

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

PricewaterhouseCoopers LLP, located at 101 East Kennedy Boulevard, Suite 1500, Tampa, Florida 33602, serves as the Fund's independent certified public accountants. The Fund has engaged PricewaterhouseCoopers LLP to examine, in accordance with auditing standards generally accepted in the United States of America, the financial statements of each of the Fund's portfolios.

CUSTODIAN

Investors Bank & Trust Company ("IBT"), located at 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, serves as the Fund's Custodian and Dividend Disbursing Agent. IBT provides comprehensive asset administrative services to the Fund and other members of the financial industry which include: multi-currency accounting; institutional transfer agency services; domestic and global custody; performance measures; foreign exchange; and securities lending and mutual fund administrative services.

                                   APPENDIX A

                       DESCRIPTION OF PORTFOLIO SECURITIES

The following is intended only as a supplement to the information contained in the prospectus and should be read only in conjunction with the prospectus. Terms defined in the prospectus and not defined herein have the same meanings as those in the prospectus.

1. CERTIFICATE OF DEPOSIT.* A certificate of deposit generally is a short-term, interest bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution.

2. EURODOLLAR CERTIFICATE OF DEPOSIT.* A Eurodollar certificate of deposit is a short-term obligation of a foreign subsidiary of a U.S. bank payable in U.S. dollars.

3. FLOATING RATE NOTE.* A floating rate note is debt issued by a corporation or commercial bank that is typically several years in term but whose interest rate is reset every one to six months.

4. INVERSE FLOATING RATE SECURITIES.* Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities.

5. FLOATING RATE OBLIGATIONS.* Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates.

6. TIME DEPOSIT.* A time deposit is a deposit in a commercial bank for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

7. BANKERS' ACCEPTANCE.* A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

8. VARIABLE AMOUNT MASTER DEMAND NOTE.* A variable amount master demand note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender. Before investing in any variable amount master demand notes, a portfolio will consider the liquidity of the issuer through periodic credit analysis based upon publicly available information.

9. PREFERRED STOCKS. Preferred stocks are securities which represent an ownership interest in a corporation and which give the owner a prior claim over common stock on the corporation's earnings and assets. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stock from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

10. CONVERTIBLE SECURITIES. A portfolio may invest in debt securities convertible into or exchangeable for equity securities, or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities. Such securities normally pay less current income than securities into which they are convertible, and the concomitant risk of loss from declines in those values.

11. COMMERCIAL PAPER.* Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs.

12. REPURCHASE AGREEMENT.* A repurchase agreement is an instrument under which a portfolio acquires ownership of a debt security and the seller agrees to repurchase the obligation at a mutually agreed upon time and price. The total amount received on repurchase is calculated to exceed the price paid by the portfolio, reflecting an agreed upon market rate of interest for the period from the time of a portfolio's purchase of the security to the settlement date (i.e., the time of repurchase), and would not necessarily relate to the interest rate on the underlying securities. A portfolio will only enter into repurchase agreements with underlying securities consisting of U.S. Government or government agency securities.

13. REVERSE REPURCHASE AGREEMENT. A reverse repurchase agreement involves the sale of securities held by a portfolio, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. A portfolio will use the proceeds of the reverse repurchase agreements to purchase other money market securities maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. A portfolio will utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transactions.

14. ASSET-BACKED SECURITIES. A portfolio may invest in securities backed by automobile receivables and credit card receivables and other securities backed by other types of receivables or other assets. Credit support for asset-backed securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization.

15. MORTGAGE-BACKED SECURITIES. A portfolio may purchase mortgage-backed securities issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. Mortgage-backed securities include mortgage pass-through securities, mortgage-backed bonds, and mortgage pay-through securities. A mortgage pass-through security is a pro-rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. Mortgage-backed bonds are general obligations of their issuers, payable out of the issuers' general funds and additionally secured by a first lien on a pool of mortgages. Mortgage pay-through securities exhibit characteristics of both pass-through and mortgage-backed bonds. Mortgage-backed securities also include other debt obligations secured by mortgages on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and a portfolio may invest in them if it is determined they are consistent with the portfolio's investment objective and policies.

16. COLLATERALIZED MORTGAGE OBLIGATIONS. ("CMOs") are pay-through securities collateralized by mortgages or mortgage-backed securities. CMOs are issued in classes and series that have different maturities and interest rates.

17. STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities are created when the principal and interest payments of a mortgage-backed security are separated by a U.S. Government agency or a financial institution. The holder of the "principal-only" security receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security receives interest payments from the same underlying security.

The value of mortgage-backed securities may change due to changes in the market's perception of issuers. In addition, the mortgage securities market in general may be adversely affected by regulatory or tax changes. Non-governmental mortgage-backed securities may offer a higher yield than those issued by government entities but also may be subject to greater price change than government securities.

Like most mortgage securities, mortgage-backed securities are subject to prepayment risk. When prepayment occurs, unscheduled or early payments are made on the underlying mortgages, which may shorten the effective maturities of those securities and may lower their total return. Furthermore, the prices of stripped mortgage-backed securities can be significantly affected by changes in interest rates as well. As interest rates fall, prepayment rates tend to increase, which in turn tends to reduce prices of "interest-only" securities and increase prices of "principal-only" securities. Rising interest rates can have the opposite effect.

18. FINANCING CORPORATION SECURITIES. ("FICOs") are debt obligations issued by the Financing Corporation. The Financing Corporation was originally created to recapitalize the Federal Savings and Loan Insurance Corporation ("FSLIC") and now functions as a financing vehicle for the FSLIC Resolution Fund, which received substantially all of FSLIC's assets and liabilities.

19. U.S. GOVERNMENT SECURITIES. U.S. Government securities are securities issued by or guaranteed by the U.S. Government or its agencies or instrumentalities. U.S. Government securities have varying degrees of government backing. They may be backed by the credit of the U.S. Government as a whole or only by the issuing agency or instrumentality. For example, securities issued by the Financing Corporation are supported only by the credit of the Financing Corporation, and not by the U.S. Government. Securities issued by the Federal Home Loan Banks and the Federal National Mortgage Association ("FNMA") are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. U.S. Treasury bonds, notes, and bills, and some agency securities, such as those issued by the Government National Mortgage Association ("GNMA"), are backed by the full faith and credit of the U.S. Government as to payment of principal and interest and are the highest quality U.S. Government securities. Each portfolio, and its share price and yield, are not guaranteed by the U.S. Government.

20. ZERO COUPON BONDS. Zero coupon bonds are created three ways:

    1) U.S. TREASURY STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. Bonds issued by the Resolution Funding Corporation ("REFCORP") and the Financial Corporation ("FICO") also can be stripped in this fashion.

    2) STRIPS are created when a dealer deposits a Treasury Security or a federal agency security with a custodian for safe keeping and then sells the coupon payments and principal payment that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities ("CATS"), Treasury Investment Growth Receipts ("TIGRS"), and generic Treasury Receipts ("TRs"), are stripped U.S. Treasury securities separated into their component parts through custodial arrangements established by their broker sponsors. FICO bonds have been stripped in this fashion. The portfolios have been advised that the staff of the Division of Investment Management of the SEC does not consider such privately stripped obligations to be U.S. Government securities, as defined by the 1940 Act. Therefore, the portfolios will not treat such obligations as U.S. Government securities for purposes of the 65% portfolio composition ratio.

    3) ZERO COUPON BONDS can be issued directly by federal agencies and instrumentalities, or by corporations. Such issues of zero coupon bonds are originated in the form of a zero coupon bond and are not created by stripping an outstanding bond.

Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividends, the Fund takes into account as income a portion of the difference between zero coupon bond's purchase price and its face value.

21. BOND WARRANTS. A warrant is a type of security that entitles the holder to buy a proportionate amount of a bond at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. Warrants generally trade in the open market and may be sold rather than exercised.

22. OBLIGATIONS OF SUPRANATIONAL ENTITIES. Obligations of supranational entities include those of international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World
Bank), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. There is no assurance that foreign governments will be able or willing to honor their commitments.

23. EQUIPMENT LEASE AND TRUST CERTIFICATES. A portfolio may invest in equipment lease and trust certificates, which are debt securities that are secured by direct or indirect interest in specified equipment or equipment leases (including, but not limited to, railroad rolling stock, planes, trucking or shipping fleets, or other personal property).

24. TRADE CLAIMS. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty.

* SHORT-TERM SECURITIES. Certificates of deposit, commercial paper or bankers' acceptances, and will be entered only with primary dealers. While a portfolio may invest in repurchase agreements for periods up to 30 days, it is expected that typically such periods will be for a week or less. The staff of the SEC has taken the position that repurchase agreements of greater than seven days together with other illiquid investments should be limited to an amount not in excess of 15% of a portfolio's net assets.

    Although repurchase transactions usually do not impose market risks on the purchaser, a portfolio would be subject to the risk of loss if the seller fails to repurchase the securities for any reason and the value of the securities is less than the agreed upon repurchase price. In addition, if the seller defaults, a portfolio may incur disposition costs in connection with liquidating the securities. Moreover, if the seller is insolvent and bankruptcy proceedings are commenced, under current law, a portfolio could be ordered by a court not to liquidate the securities for an indeterminate period of time and the amount realized by a portfolio upon liquidation of the securities may be limited.

                                   APPENDIX B

                     BRIEF EXPLANATION OF RATING CATEGORIES

                                  BOND RATING                              EXPLANATION
                                  ----------                               -----------
STANDARD &                             AAA               Highest rating; extremely strong capacity to pay
POOR'S CORPORATION                                       principal and interest.

                                        AA               High quality; very strong capacity to pay principal
                                                         and interest.

                                        A                Strong capacity to pay principal and interest;
                                                         somewhat more susceptible to the adverse effects of
                                                         changing circumstances and economic conditions.

                                       BBB               Adequate capacity to pay principal and interest; normally
                                                         exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest then for
                                                         higher rated bonds.

                               BB, B, and CC, C          Predominantly speculative with respect to the issuer's
                                                         capacity to meet required interest and principal payments. BB
                                                         -- lowest degree of speculation; C -- the highest degree of speculation. Quality and protective characteristics outweighed by large uncertainties or major risk exposure to adverse conditions.

                                        D                In default.

PLUS (+) OR MINUS (-) -- The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

UNRATED -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                                 BOND RATING                            EXPLANATION
MOODY'S                              Aaa            Highest quality, smallest degree of investment risk.
INVESTORS
SERVICE, INC.                        Aa             High quality; together with Aaa bonds, they compose
                                                    the high-grade bond group.

                                      A             Upper-medium grade obligations; many favorable investment
                                                    attributes.

                                     Baa            Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be
                                                    unreliable over any great length of time.

                                     Ba             More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.

                                      B             Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.

                                     Caa            Poor standing, may be in default; elements of danger with respect to principal or interest payments.

                                     Ca             Speculative in a high degree; could be in default or have other marked short-comings.

                                      C             Lowest-rated; extremely poor prospects of ever attaining investment standing.

UNRATED -- Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following: 1. An application for rating was not received or accepted. 2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy. 3. There is lack of essential data pertaining to the issue or issuer. 4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                                     PART C
                                OTHER INFORMATION


Item 23. Exhibits



        List all exhibits filed as part of the Registration Statement.



       (a) 1.   (A) Articles of Incorporation of AEGON/Transamerica Series Fund,
                   Inc. (2)



                (B) Articles Supplementary to Articles of Incorporation of
                         AEGON/Transamerica Series Fund, Inc. (2)



                (C) Articles Supplementary to Articles of Incorporation of
                         AEGON/Transamerica Series Fund, Inc. (2)



                (D) Articles Supplementary to Articles of Incorporation of
                         AEGON/Transamerica Series Fund, Inc. (2)



                (E) Articles Supplementary to Articles of Incorporation of
                         AEGON/Transamerica Series Fund, Inc. (2)



                (F) Articles Supplementary to Articles of Incorporation of
                         AEGON/Transamerica Series Fund, Inc. (2)



                (G) Articles Supplementary to Articles of Incorporation of
                         AEGON/Transamerica Series Fund, Inc. (2)



                (H) Articles Supplementary to Articles of Incorporation of
                         AEGON/Transamerica Series Fund, Inc. (3)



                (I) Articles Supplementary to Articles of Incorporation of
                         AEGON/Transamerica Series Fund, Inc. (3)



                (J) Articles Supplementary to Articles of Incorporation of
                         AEGON/Transamerica Series Fund, Inc.  (4)



                (K) Articles Supplementary to Articles of Incorporation of
                         AEGON/Transamerica Series Fund, Inc. (6)



                (L) Articles Supplementary to Articles of Incorporation of
                         AEGON/Transamerica Series Fund, Inc. (7)



                (M) Articles Supplementary to Articles of Incorporation of
                         AEGON/Transamerica Series Fund, Inc. (8)



                (N) Articles Supplementary to Articles of Incorporation of
                         AEGON/Transamerica Series Fund, Inc. (10)



                (O) Articles Supplementary to Articles of Incorporation of
                         AEGON/Transamerica Series Fund, Inc. (11)



                (P) Articles Supplementary to Articles of Incorporation of
                         AEGON/Transamerica Series Fund, Inc. (13)



                (Q) Articles Supplementary to Articles of Incorporation of
                         AEGON/Transamerica Series Fund, Inc. (14)



                (R) Articles Supplementary to Articles of Incorporation of
                         AEGON/Transamerica Series Fund, Inc. (16)



                (S) Articles Supplementary to Articles of Incorporation of
                         AEGON/Transamerica Series Fund, Inc. (17)



                (T) Articles Supplementary to Articles of Incorporation of
                         AEGON/Transamerica Series Fund, Inc. (19)



                (U) Articles Supplementary to Articles of Incorporation of
                         AEGON/Transamerica Series Fund, Inc. (23)



       (b) Bylaws of AEGON/Transamerica Series Fund, Inc. (2)



       (c) Not applicable.



       (d) Investment Advisory Agreements



         (1) Investment Advisory Agreement on behalf of the Portfolios of AEGON/Transamerica Series Fund, Inc. with AEGON/Transamerica Fund Advisers, Inc. (20)



         (2) Sub-Advisory Agreement on behalf of Janus Growth and Janus Global (17)



         (3)      Sub-Advisory Agreement on behalf of Van Kampen Emerging Growth
                  (8)



         (4)      Sub-Advisory Agreement on behalf of LKCM Strategic Total
                  Return (8)

         (5)      Sub-Advisory Agreement on behalf of Federated Growth & Income
                  (8)



         (6)      Sub-Advisory Agreement on behalf of Alger Aggressive Growth
                  (8)



         (7)      Sub-Advisory Agreement on behalf of PBHG/NWQ Value Select (17)



         (8)      Sub-Advisory Agreement on behalf of GE U.S. Equity (8)



         (9)      Sub-Advisory Agreement on behalf of Third Avenue Value (8)



         (10)     Sub-Advisory Agreement on behalf of AEGON Bond (17)



         (11)     Sub-Advisory Agreement on behalf of T. Rowe Price Small Cap
                  (17)



         (12)     Sub-Advisory Agreement on behalf of Marsico Growth (23)



         (13)     Sub-Advisory Agreement on behalf of Salomon All Cap (8)



         (14)     Sub-Advisory Agreement on behalf of Dreyfus Mid Cap (8)



         (15)     Sub-Advisory Agreement on behalf of PBHG Mid Cap Growth (8)



         (16) Sub-Advisory Agreement on behalf of Great Companies - Americasm and Great Companies - Technologysm (9)



         (17)     Sub-Advisory Agreement on behalf of Great Companies Global2
                  (11)



         (18) Sub-Advisory Agreement on behalf of American Century Income & Growth and American Century International (14)



         (19)     Sub-Advisory Agreement on behalf of Munder Net50 (14)



         (20) Sub-Advisory Agreement on behalf of Clarion Real Estate Securities (17)



         (21) Sub-Advisory Agreement on behalf of Asset Allocation - Conservative Portfolio, Asset Allocation Moderate Portfolio, Asset Allocation - Moderate Growth Portfolio and Asset Allocation - Growth Portfolio (17)



         (22)     Sub-Advisory Agreement on behalf of PIMCO Total Return (17)



         (22) Sub-Advisory Agreement on behalf of Transamerica Convertible Securities and Transamerica Money Market (17)



         (24) Sub-Advisory Agreement on behalf of Van Kampen Asset Allocation and Van Kampen Active International Allocation (17)



         (25) Sub-Advisory Agreement on behalf of T. Rowe Price Equity Income and T. Rowe Price Growth Stock (17)



         (26) Sub-Advisory Agreement on behalf of Capital Guardian Value, Capital Guardian U.S. Equity and Capital Guardian Global (17)



         (27)     Sub-Advisory Agreement on behalf of Jennison Growth (17)



         (28) Sub-Advisory Agreement on behalf of Dreyfus Small Cap Value and Transamerica U.S. Government Securities (17)



         (29)     Sub-Advisory Agreement on behalf of J.P. Morgan Enhanced Index
                  (17)



         (30)     Sub-Advisory Agreement on behalf of MFS High Yield (17)



         (31)     Sub-Advisory Agreement on behalf of Transamerica Equity (17)



         (32) Sub-Advisory Agreement on behalf of Select+ Aggressive, Select+ Growth & Income and Select+ Conservative (20)



         (33) Sub-Advisory Agreement on behalf of BlackRock Global Science & Technology Opportunities, BlackRock Large Cap Value and BlackRock Mid Cap Growth (21)



         (34) Sub-Advisory Agreements on behalf of Janus Balanced, Transamerica Growth Opportunities and Transamerica Value Balanced (23)



       (e) Distribution Agreement (8)



       (f) Director's Deferred Compensation Plan (1)



       (g) Custodian Agreement (3)



       (h) Administrative Services and Transfer Agency Agreement (3)



       (i) Opinion and consent of John K. Carter, Esq. as to legality of the securities being registered



       (j) Consent of PricewaterhouseCoopers LLP



       (k) Financials
           ATFA (18)



       (l) Not applicable



       (m) (1)  Plan of Distribution (5)
           (2)  Brokerage Enhancement Plan (19)



       (n) Not applicable

       (o) Reserved



       (p) Code of Ethics



         (1)      AEGON/Transamerica Series Fund, Inc. (9)



         SUB-ADVISERS



         (2)      AEGON/Transamerica Fund Advisers, Inc. (9)



         (3)      AEGON USA Investment Management, LLC (12)



         (4)      Fred Alger Management, Inc. (9)



         (5)      Federated Investment Counseling (9)



         (6)      GE Asset Management Incorporated (9)



         (7)      Banc of America Capital Management LLC (23)



         (8)      Janus Capital Management LLC (9)



         (9)      Luther King Capital Management (9)



         (10)     NWQ Investment Management Company, LLC (12)



         (11)     Pilgrim Baxter & Associates, Ltd. (9)



         (12)     Salomon Brothers Asset Management Inc (12)



         (13)     Transamerica Investment Management, LLC (9)



         (14)     T. Rowe Price Associates, Inc. (9)



         (15)     Great Companies, L.L.C. (12)



         (16)     Van Kampen Asset Management, Inc. (10)



         (17)     Third Avenue Management LLC (23)



         (18)     The Dreyfus Corporation (12)



         (19)     American Century Investment Management, Inc. (15)



         (20)     Munder Capital Management (13)



         (21)     ING Clarion Real Estate Securities (17)



         (22)     Jennison Associates LLC (17)



         (23)     MFS Investment Management (17)



         (24)     Pacific Investment Management Company LLC (17)



         (25)     Banc One Investment Advisors Corporation (17)



         (26)     Morgan Stanley Investment Management, Inc. (17)



         (27)     Capital Guardian Trust Company (17)



         (28)     Union Planters Investment Advisors, Inc. (20)



         (29)     BlackRock Advisors, Inc. (22)


-----------------


(1) Previously filed with Post-Effective Amendment No. 23 to Form N-1A dated April 19, 1996 and incorporated herein by reference.



(2) Previously filed with Post-Effective Amendment No. 25 to Form N-1A dated October 17, 1996 and incorporated herein by reference.



(3) Previously filed with Post-Effective Amendment No. 26 to Form N-1A dated December 26, 1996 and incorporated herein by reference.



(4) Previously filed with Post-Effective Amendment No. 28 to Form N-1A dated April 24, 1997 and incorporated herein by reference.



(5) Previously filed with Post-Effective Amendment No. 29 to Form N-1A dated June 30, 1997 and incorporated herein by reference.



(6) Previously filed with Post-Effective Amendment No. 31 to Form N-1A dated October 16, 1997 and incorporated herein by reference.



(7) Previously filed with Post-Effective Amendment No. 34 to Form N-1A dated April 22, 1998 and incorporated herein by reference.



(8) Previously filed with Post-Effective Amendment No. 36 to Form N-1A dated April 27, 1999 and incorporated herein by reference.



(9) Previously filed with Post-Effective Amendment No. 35 to Form N-1A dated February 28, 2000 and incorporated herein by reference.



(10) Previously filed with Post-Effective Amendment No. 38 to Form N-1A dated April 28, 2000 and incorporated herein by reference.



(11) Previously filed with Post-Effective Amendment No. 39 to Form N-1A dated June 16, 2000 and incorporated herein by reference.

(12) Previously filed with Post-Effective Amendment No. 40 to Form N-1A dated September 1, 2000 and incorporated herein by reference.



(13) Previously filed with Post-Effective Amendment No. 40 to Form N-1A dated September 1, 2000 and incorporated herein by reference.



(14) Previously filed with Post-Effective Amendment No. 43 to Form N-1A dated February 15, 2001 and incorporated herein by reference.



(15) Previously filed with American Century Tax Free & Municipal Funds Post-Effective Amendment No. 30 to the Registration Statement filed on December 29, 2000 and incorporated herein by reference (File No. 2-82734).



(16) Previously filed with Post-Effective Amendment No. 45 to Form N-1A dated May 1, 2001 and incorporated herein by reference.



(17) Previously filed with Post-Effective Amendment No. 50 to Form N-1A dated April 30, 2002 and incorporated herein by reference.



(18) Previously filed with IDEX Mutual Fund's Post-Effective Amendment No. 53 to the Registration Statement filed on February 28, 2003 and incorporated herein by reference (File No. 811-4556).



(19) Previously filed with Post-Effective Amendment No. 53 to Form N-1A dated August 16, 2002 and incorporated herein by reference.



(20) Previously filed with Post-Effective Amendment No. 54 to Form N-1A dated September 18, 2002 and incorporated herein by reference.



(21) Previously filed with Post-Effective Amendment No. 46 to Form N-1A dated May 2, 2001 and incorporated herein by reference.



(22) Previously filed with BlackRock Funds Post-Effective Amendment No. 52 to the Registration Statement filed on March 23, 2000 and incorporated herein by reference.



(23) Previously filed with Post-Effective Amendment No. 56 to the Registration Statement filed on February 28, 2003 and incorporated herein by reference.



Item 24. Persons Controlled by or under Common Control with Registrant.



         Shares of the Registrant are sold and owned by the separate accounts established by Western Reserve Life Assurance Co. of Ohio ("Western Reserve") to fund benefits under certain flexible premium variable life insurance policies and variable annuity contracts issued by it. In addition, shares of the Common Stock of the Registrant are also sold to Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company, all affiliates of Western Reserve, for their respective separate accounts.


Item 25. Indemnification.

Article VI of the By-Laws of AEGON/Transamerica Series Fund, Inc. provides in its entirety as follows:

         Each director, officer, or employee (and his heirs, executors and administrators) shall be indemnified by the Corporation against all liability and expense incurred by reason of the fact that he is or was a director, officer or employee of the corporation, to the full extent and in any manner permitted by Maryland law, as in effect at any time, provided that nothing herein shall be construed to protect any director, officer or employee against any liability to the corporation or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct"). No indemnification of a director, officer or employee shall be made pursuant to the preceding sentence unless there has been (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnity") was not liable by reason of disabling conduct or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of disabling conduct by (i) the vote of a majority of a quorum of directors who are neither "interested persons" of the corporation, as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding ("non-interested, non-party directors"), or (ii) an independent legal counsel in a written opinion. Reasonable expenses incurred by each such director, officer or employee may be paid by the corporation in advance of the final disposition of any proceeding to which such person is a party, to the full extent and under the circumstances permitted by Maryland law, provided that such person undertakes to repay the advance unless it is ultimately determined that he is entitled to indemnification and either (i) he provides security for his undertaking, (ii) the corporation is insured against losses by reason of any lawful advances or (iii) a majority of a quorum of the non-interested, non-party directors, or an independent legal counsel in a written opinion, determines, based on a review of readily available facts, and there is reason to believe that such person ultimately will be found entitled to indemnification. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer or employee of the corporation against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against such liability under the provisions of this Article VI.

                              RULE 484 UNDERTAKING

         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser.


      A. AEGON/Transamerica Fund Advisers, Inc.



         AEGON/Transamerica Fund Advisers. Inc. ("ATFA") is principally engaged in offering investment advisory services.



         The only businesses, professions, vocations or employments of a substantial nature of Larry N. Norman, Brian C. Scott and John K. Carter, directors of ATFA, are described in the Statement of Additional Information under the section entitled "Management of the Fund." Additionally, the following describes the principal occupations of other persons who serve as executive officers of ATFA: John K. Carter, Esq., Senior Vice President, Secretary, Compliance Officer and General Counsel, is also General Counsel, Vice President and Secretary of ATSF, IDEX Mutual Funds ("IDEX"), Transamerica Occidental Life Insurance Company Separate Account Fund B ("Fund B") and Transamerica Income Shares, Inc. ("TIS"); Vice President and Secretary, Transamerica Index Funds, Inc. ("TIF"); Vice President and Counsel of Western Reserve Life Assurance Co. of Ohio and other related entities. Kim D. Day, Vice President and Treasurer, is also Vice President, Treasurer and Principal Financial Officer of IDEX, ATSF, TIS and Fund B; and Vice President and Treasurer of AEGON/Transamerica Fund Services, Inc. and other related entities.



      B. Janus Growth, Janus Balanced and Janus Global: Sub-Adviser - Janus Capital Management LLC ("Janus")



         Janus serves as investment adviser or sub-adviser to other mutual funds and for private and retirement accounts. The executive officers of the sub-adviser are:



Mark Bradley                Chief Executive Officer and President
Loren Michael Staff         Chief Financial Officer, Vice President and Director
Thomas Alan Early           Chief Corporate Affairs Officer, General Counsel,
                            Vice President, Secretary and Director
Raymond Timothy Hudner      Chief Operations Officer and Vice President
Lars Olof Soderberg         Executive Vice President - Institutional Services
Helen Young Hayes           Vice President and Managing Director of Investments
James Paul Goff             Vice President and Director of Research
Robin Christine Beery       Vice President and Chief Marketing Officer



      C. J. P. Morgan Enhanced Index: Sub-Adviser - J.P. Morgan Investment Management, Inc. ("JP Morgan")



         J.P. Morgan is a wholly-owned subsidiary of J.P. Morgan Chase & Co. J.P. Morgan provides investment management and related services for corporate, public and union employee benefit funds, foundations, endowments, insurance companies and government agencies.



         The directors and principal officers of J.P. Morgan are listed below. Unless otherwise indicated, each director and officer has a principal business address of 522 Fifth Avenue, New York, NY 10036: George C. Gatch, Director and Managing Director; Evelyn E. Guernsey, Director and Managing Director; Mark B. E. White, Director and Managing Director; James C. Berry (J.P. Morgan Investment Management Inc., 270 Park Avenue, New York, NY 10017), Secretary and Vice President; Jeffrey M. Trongone, Treasurer and Managing Director.

      D. AEGON Bond: Sub-Adviser - Banc One Investment Advisors Corporation ("Banc One")

         Banc One, located at 1111 Polaris Parkway, Suite 2-G/J/L, Columbus Ohio 3240 serves as sub-adviser.

         The directors and officers are: Peter W. Atwater, Director; Mark A. Beeson, Director; Richard Jandrain, Director; Michael V. Wible, Corporate Secretary; Gary J. Madich, Director; David J. Kundert, Director, President and Chief Executive Officer; John Abunassar, Director; Verlin L. Horn, Chief Financial Officer.


      E. Van Kampen Emerging Growth, Van Kampen Asset Allocation and Van Kampen Active International Allocation: Sub-Adviser - Van Kampen Asset Management Inc. (sub-adviser for Van Kampen Emerging Growth) and Morgan Stanley Investment Management Inc. (sub-adviser for Van Kampen Asset Allocation and Van Kampen Active International Allocation)



         Van Kampen Asset Management Inc. (the "sub-adviser") serves as investment adviser to a number of investment companies. The executive officers of the sub-adviser are Mitchell M. Merin, Chairman, Chief Executive Officer and Director of the sub-adviser, Van Kampen Investment Advisory Corp. ("VK Adviser") and Van Kampen; A. Thomas Smith III, Managing Director and a Director of the sub-adviser, VK Adviser and Van Kampen; David M. Swanson, Chief Operating Officer and Director of the sub-adviser, VK Advisor and Van Kampen; Joseph McAlinden, Managing Director and Chief Investment Officer of the sub-adviser, VK Adviser and Van Kampen; John L. Sullivan, Managing Director and Director of the sub-adviser, VK Adviser and Van Kampen; Edward C. Wood, III, Executive Director and Chief Administrative Officer of the sub-adviser, VK Adviser and Van Kampen; Alexander C. Frank, Treasurer of the sub-adviser, VK Adviser and Van Kampen; Walter
         E. Rein, Managing Director and Chief Financial Officer of the sub-adviser, VK Adviser and Van Kampen; Stefanie Chang Yu, Secretary of the sub-adviser, VK Adviser and Van Kampen. All of these executive officers have no substantial business, profession, vocation or employment other than their positions with the sub-adviser, its subsidiaries and affiliates. The business address of Messrs. Rein, Sullivan, Swanson and Wood is 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181 - 5555. The address of Messrs. Merin, McAlinden, Smith and Ms. Chang Yu is 1221 Avenue of the Americas, New York, NY 10020. The address of Mr. Frank is 750 7th Avenue, New York, NY 10019.



      F. Morgan Stanley Investment Management Inc. (the "sub-adviser") serves as investment adviser to a number of investment companies. The executive officers of the sub-adviser are Barton M Biggs, Chairman and Managing Director; Mitchell M Merin, President and Managing Director; Joseph McAlinden, Chief Investment Officer and Managing Director; Rajesh K Gupta, Chief Administrative Officer - Investments and Managing Director; Ronald E. Robison, Chief Operations Officer and Managing Director; Barry Fink, General Counsel, Secretary and Managing Director; Alexander Frank, Treasurer and Managing Director and Jeffrey Hiller, Global Director of Compliance and Managing Director. All of these executive officers have no substantial business, profession, vocation or employment other than their positions with the sub-adviser, its subsidiaries and affiliates. The business address of Messrs. Biggs, Merin, McAlinden, Gupta, Robison, Fink and Hiller is 1221 Avenue of the Americas, New York, NY 10020. The address of Mr. Frank is 750 7th Avenue, New York, NY 10019.



      G. LKCM Strategic Total Return: Sub-Adviser - Luther King Capital Management Corporation ("LKCM")



         LKCM is a registered investment adviser providing investment management services.



         LKCM also provides investment management services to individual and institutional investors on a private basis. J. Luther King, Jr., President of the sub-adviser; Paul W. Greenwell; Jacqui Brownfield; Scot C. Hollmann; David L. Dowler; Joan M. Maynard; Vincent G. Melashenko; Michael Yeager; James B. Orser; William M. Uhlemeyer; J. Bryan King; Gary G. Walsh; Steven R. Purvis; Mark Johnson; Timothy E. Harris; James J. Kerrigan; Alan D. Marshall; and Barbara S. Garcia, officers of LKCM, have no substantial business, profession, vocation or employment other than their positions with LKCM.



      H. Federated Growth & Income: Sub-Adviser - Federated Investment Counseling ("Federated")



         Federated is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors, Inc.



         The sub-adviser serves as investment adviser to a number of investment companies and private accounts. Total assets under management or administered by the sub-adviser and other subsidiaries of Federated Investors are approximately

         $170 billion. The Trustees of the sub-adviser, their position with the sub-adviser, and, in parenthesis, their principal occupations are as follows: J. Christopher Donahue, Trustee (President, Chief Executive Officer and Trustee, Federated Investors, Inc.; President, Chief Executive Officer, Chief Operating Officer and Trustee, Federated Investment Management Company; President, Chief Executive Officer, Chief Operating Officer and Director, Federated Global Investment Management Corp; President, Chief Executive Officer and Chief Operating Officer, Passport Research, Ltd; Trustee, Federated Fonds - Service GmbH (Germany), Federated International Holdings BV (The Netherlands), Federated International Management Limited (Ireland) and Federated Shareholder Services Company; Director, Federated Services Company); John B. Fisher, Trustee (President, Federated Investment Counseling and Federated Securities Corp.; Vice President, Federated Investors, Inc.); James F. Getz, Trustee (President, Federated Investors Trust Company and Federated Securities Corp., and Vice President, Federated Investors, Inc.); Thomas R. Donahue, Trustee (Trustee, Vice President, Chief Financial Officer and Treasurer, Federated Investors, Inc.; Trustee and Treasurer, Federated Investment Counseling, Federated Administrative Services, Inc., Federated Global Investment Management Corp., Federated Investment Management Company, Federated Investors Trust Company, Federated Securities Corp., Federated Services Company and Federated Shareholder Services Company; President, FII Holding, Inc.; Treasurer, Federated Administrative Services and Passport Research, Ltd.); Mark D. Olson, Trustee (Trustee, Federated Investment Management Company, Federated Shareholder Services Company; Partner, Wilson, Halbrook & Bayard, 107 W. Market Street, Georgetown, DE 19947). The business address of the Trustees, with the exception of Mark D. Olson, is Federated Investors Tower, Pittsburgh, PA 15222-3779.



         The remaining officers of the sub-adviser are John B. Fisher, President; William D. Dawson III, Henry A. Frantzen and J. Thomas Madden, Executive Vice Presidents; Joseph M. Balestrino, David A. Briggs, Jonathan C. Conley, Deborah A. Cunningham, Michael P. Donnelly, Linda A. Duessel, Mark E. Durbiano, James E. Grefenstette, Jeffrey A. Kozemachak, Sandra L. McInerney, Susan M. Nason, Mary Jo Ochson, Robert
         J. Ostrowski, Bernard J. Picchi, Peter Vutz, Senior Vice Presidents; Todd A. Abraham, J. Scott Albrecht, Arthur J. Barry, Randall S. Bauer,
         G. Andrew Bonnewell, Michael W. Casey, Robert E. Cauley, Alexandre de Bethmann, B. Anthony Delserone, Jr., Donald T. Ellenberger, Eamonn G. Folan, Kathleen M. Foody-Malus, Thomas M. Franks, Marc Halperin, John
         W. Harris, Patricia L. Heagy, Susan R. Hill, William R. Jamison, Constantine J. Kartsonas, Robert M. Kowit, Richard J. Lazarchic, Steve Lehman, Marian R. Marinack, Christopher Matyszewski, William May, Jeffrey A. Petro, Keith Sabol, Frank Semack, Aash M. Shah, Michael W. Sirianni, Jr., Christopher Smith, Edward J. Tiedge, Leonardo A. Vila, Paige M. Wilhelm, Lori Wolf, George Wright, Vice Presidents; Catherine
         A. Arendas, Arminda Aviles, Nancy J. Beltz, James R. Crea. Jr., Karol
         M. Crummic, James H. Davis II, Paul S. Drotch, Salvatore A. Esposito, Donna M. Fabiano, Gary E. Falwell, John T. Gentry, Nikola A. Ivanov, Nathan H. Kehm, John C. Kerber, J. Andrew Kirschler, Ted T. Lietz, Sr., Grant K. McKay, Natalie F. Metz, Thomas Mitchell, Joseph M. Natoli, Bob Nolte, Mary Kay Pavuk, John Quartarolo, Rae Ann Rice, Roberto Sanchez-Dahl, Sr., Sarah Sathkumara, James W. Schaub, John Sidawi, Diane R. Startari, Diane Tolby, Tim Trebilcock, Michael R. Tucker, Steven J. Wagner, Richard Winkowski, Jr., Assistant Vice Presidents; G. Andrew Bonnewell, Secretary, and Thomas R. Donahue, Treasurer. The business address of each of the officers of the sub-adviser is Federated Investors Tower, Pittsburgh, PA 15222-3779. These individuals are also officers of some of the investment advisers to other mutual funds.



      I. Alger Aggressive Growth: Sub-Adviser - Fred Alger Management, Inc. ("Alger")



         Alger is a wholly owned subsidiary of Fred Alger & Company, Incorporated ("Alger, Inc.") which in turn is a wholly-owned subsidiary of Alger Associates, Inc. ("Associates"), a financial services holding company. Alger is generally engaged in rendering investment advisory services to mutual funds, institutions and, to a lesser extent, individuals.



         Fred M. Alger III serves as Chairman of the Board and President and Gregory S. Duch serves as Executive Vice President and Treasurer of the following companies: Associates; Alger, Inc.; Alger; Alger Properties, Inc.; Alger Shareholder Services, Inc.; and Alger Life Insurance Agency, Inc. Mr. Duch also is a member of the Board of Directors of Associates, Alger, Inc. and Alger. Mr. Alger also serves as Chairman of the Board of Analysts Resources, Inc. ("ARI"). Mr. Alger serves as Chairman of the Board and President and Mr. Duch serves as Treasurer of The Alger Fund, The Alger American Fund, Spectra Fund, The Alger Institutional Fund and Castle Convertible Fund, Inc. Mr. Duch also serves as Executive Vice President, Treasurer and Director of ARI and as Chairman of the Board of Alger National Trust Company. The principal business address of each of the companies listed above, other than Alger, Inc., and Alger Shareholder Services, Inc. and Alger National Trust Company is 111 Fifth Avenue, New York, NY 10003. The principal business address of Alger, Inc., Alger Shareholder Services, Inc. is 30 Montgomery Street, Jersey City, NJ 07302. The principal address of Alger National Trust Company is 78 Headquarters Plaza, West Tower - Fourth Floor, Morristown, NJ 07960.

      J. GE U.S. Equity: Sub-Adviser - GE Asset Management, Inc. ("GEAM")



         GEAM is a wholly-owned subsidiary of General Electric Company ("GE"). The directors and executive officers of GEAM are John H. Myers, President, Chief Executive Officer and Director; Michael J. Cosgrove, Executive Vice President and Director; Alan M. Lewis, Executive Vice President, General Counsel, and Director; Robert A. MacDougall, Executive Vice President and Director; Eugene K. Bolton, Executive Vice President and Director; Donald W. Torey, Executive Vice President and Director; Ralph R. Layman, Executive Vice President and Director; John
         J. Walker, Executive Vice President, Chief Financial Officer and Director; Geoffrey R. Norman, Executive Vice President and Director; and David J Beck, Executive Vice President and Director. All of these officers and/or directors have no substantial business, profession, vocation or employment other than their positions with GEAM and its affiliates.



      K. PBHG/NWQ Value Select: Co-Sub-Advisers - NWQ Investment Management Company, LLC ("NWQ") and Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter")



         NWQ is a Delaware limited liability company and is a wholly-owned subsidiary of The John Nuveen Company. NWQ provides investment advice to individuals, pension funds, profit sharing funds, charitable institutions, educational institutions, trust accounts, corporations, insurance companies, municipalities and governmental agencies.



         The directors and officers of NWQ are listed below. Unless otherwise indicated, the executive committee and officers of NWQ are located at NWQ's principal place of business in Los Angeles, California. The executive committee of NWQ consists of Michael C. Mendez, Jon D. Bosse and Edward C. Friedel. Officers of the firm (established with the merging of NWQ Investment Management Inc. into the Delaware limited liability company in August 2002, or named shortly thereafter) are Michael C. Mendez, President and Chief Executive Officer; Jon D. Bosse, Chief Investment Officer; Edward C. Friedel, Managing Director; Mary-Gene Slaven, Treasurer and Secretary; Peter H. D'Arrigo, Assistant Treasurer (Chicago), Allen G. Berkshire, Assistant Secretary (Chicago); Larry W. Martin, Assistant Secretary (Chicago); and Gifford R. Zimmerman, Assistant Secretary (Chicago). In addition, the following are Managing Directors of the firm: James H. Galbreath (Denver), Phyllis G. Thomas, David B. Iben, Ronald R. Sternal (Minneapolis), Carl
         C. Katerndahl, and in addition to their offices above, Ms. Slavin and Messrs. Friedel and Bosse, Senior Vice Presidents of NWQ, are Kenneth
         I. Frankel and Mark A. Morris, while Vice Presidents include; Darcy A. Gratz, Patrick Gostigian, Paul J. Hechmer, Hazael Meza, Mark R. Patterson, Martin Pollack, Kathy Seroff, Michael Carne, Kirk Allen, John Severson, David Stumpf and Gregg Tenser.



               (See Pilgrim Baxter below)



      L. Third Avenue Value: Sub-Adviser - Third Avenue Management LLC ("TAM")



         TAM is a Delaware Limited Liability Company. The parent company of TAM is Third Avenue Holdings Delaware LLC, 60% of the interests of which is indirectly owned by Affiliated Managers Group, Inc. and the remaining 40% of which is owned by the senior management of TAM, certain key employees of the sub-adviser and the children of Martin J. Whitman.



         The officers of TAM are listed below. Unless otherwise indicated, each Chief Operating Officer has held the positions listed at TAM or its predecessor for at least the past two years and is located at TAM's business address of 622 Third Avenue, New York, New York, 10017. Martin
         J. Whitman, Chairman and Co-Chief Investment Officer of TAM; Chairman and Chief Executive Officer of Third Avenue Trust; Chairman and Chief Executive of Third Avenue Variable Series Trust; Member of the Board of Directors of Danielson Holding Corporation, and Nabors Industries, Inc.; David M. Barse, President of TAM; President, Trustee and Chief Operating Officer of Third Avenue Trust; Chief Executive Officer of M.J. Whitman LLC, and Director of Danielson Holding Corporation; Michael T. Carney, Chief Financial Officer of TAM, M.J. Whitman LLC, Third Avenue Trust and Third Avenue Variable Series Trust. Willard J. Hall, General Counsel and Secretary of TAM, Third Avenue Trust, Third Avenue Variable Series Trust and M.J. Whitman LLC.



      M. Salomon All Cap: Sub-Adviser - Salomon Brothers Asset Management Inc. ("SaBAM")



         SaBAM is located at 399 Park Avenue, New York, NY, 10022. The officers are Virgil H. Cumming, Director, also serving as Managing Director and Chief Investment Officer of Salomon Smith Barney, Inc., New York, NY; Peter J. Wilby, Managing Director; Jeffrey S. Scott, Chief Compliance Officer; and Michael F. Rosenbaum, Chief Legal Officer, also serving as General Counsel to Citigroup Asset Management.

      N. T. Rowe Price Small Cap, T. Rowe Price Equity Income, and T. Rowe Price Growth Stock: Sub-Adviser - T. Rowe Price Associates, Inc. ("T. Rowe")



         T. Rowe is located at 100 East Pratt Street, Baltimore, MD 21202. Calvin W. Burnett, Ph.D., Director of T. Rowe, is President of Coppin State College. Anthony W. Deering, Director of T. Rowe, is Director, Chairman of the Board, President, and Chief Executive Officer of The Rouse Company, real estate developers. Donald W. Dick, Jr., Director of
         T. Rowe, is a Principal of EuroCapital Advisors, LLC, an acquisition and management advisory firm. David K. Fagin, Director of T. Rowe, is Chairman and President of Nye Corporation. F. Pierce Linaweaver, Director of T. Rowe, is President of F. Pierce Linaweaver & Associates, Inc., consulting environmental and civil engineers. Hanne M. Merriman, Director of T. Rowe, is a Retail Business Consultant. John G. Schreiber, Director of T. Rowe, is Owner/President of Centaur Capital Partners, Inc., a real estate investment company. Mr. Schreiber is also Senior Advisor and Partner of Blackstone Real Estate Advisors, L.P. Hubert D. Vos, Director of T. Rowe, is Owner/President of Stonington Capital Corporation, a private investment company. Paul M. Wythes, Director of T. Rowe, is a Founding Partner of Sutter Hill Ventures, a venture capital limited partnership, providing equity capital to young high technology companies throughout the United States. The remaining Officers are Edward C. Bernard, Director and Vice President of T. Rowe; Vice President of TRP Distribution, Inc.; Director and President of T. Rowe Price Advisory Services, Inc.; Director and Vice President of T. Rowe Price Group, Inc.; Director and President of T. Rowe Price Insurance Agency, Inc.; Director and President of T. Rowe Price Investment Services, Inc.; Director and Chairman of the Board of T. Rowe Price Savings Bank; and Director of T. Rowe Price Services, Inc.; James A. C. Kennedy, Director and Vice President of T. Rowe; Director and Vice President of T. Rowe Price Group, Inc.; Director and Vice President of T. Rowe Price Threshold Fund Associates, Inc.; William T. Reynolds, Director and Vice President of T. Rowe; Director of TRP Finance, Inc.; Director of T. Rowe Price Global Asset Management Ltd.; Director and Vice President of T. Rowe Price Group, Inc.; Director and President of T. Rowe Price Recovery Fund Associates, Inc.; President of
         T. Rowe Price Recovery Fund II Associates LLC; Director and Chairman of the Board of T. Rowe Price Stable Asset Management, Inc.; James S. Riepe, Director and Vice President of T. Rowe; Director and President of TRP Distribution, Inc.; Director and President of TRP Suburban, Inc.; Director and President of TRP Suburban Second, Inc.; Director and President of TRP Suburban Third, Inc.; Director of TRPH Corporation; Director of T. Rowe Price Advisory Services, Inc.; Director and Chairman of T. Rowe Price Global Asset Management Ltd.; Director of T. Rowe Price Global Investment Services Ltd.; Director, Vice President and Vice Chairman of the Board of T. Rowe Price Group, Inc.; Director of T. Rowe Price Insurance Agency, Inc.; Director of T. Rowe Price International, Inc.; Director and Chairman of the Board of T. Rowe Price Investment Services, Inc.; Director and Chairman of the Board of
         T. Rowe Price Investment Technologies, Inc.; Director and Chairman of the Board of T. Rowe Price Program for Charitable Giving, Inc.; Director and President of T. Rowe Price Real Estate Group, Inc.; Director and Chairman of the Board of T. Rowe Price Retirement Plan Services, Inc.; Director and Chairman of the Board of T. Rowe Price Services, Inc.; Director and Vice President of T. Rowe Price Stable Asset Management, Inc.; Director, Trust Officer, Chairman of the Board and President of T. Rowe Price Trust Company; Director and Chairman of the Board of T. Rowe Price (Canada), Inc.; George A. Roche, Director and President of T. Rowe; Director and Chairman of the Board of TRP Finance, Inc.; Director and Vice President of TRP Suburban, Inc.; Director and Vice President of TRP Suburban Second, Inc.; Director and Vice President of TRP Suburban Third, Inc.; Director, Chairman of the Board, and President of T. Rowe Price Group, Inc.; Director of T. Rowe Price International, Inc.; Director of T. Rowe Price Retirement Plan Services, Inc.; Director and Vice President of T. Rowe Price Threshold Fund Associates, Inc.; M. David Testa, Director, Chief Investment Officer, and Vice President of T. Rowe; Director of TRPH Corporation; Director of T. Rowe Price Global Asset Management Ltd.; Director of T. Rowe Price Global Investment Services Ltd.; Director, Vice Chairman of the Board, Chief Investment Officer, and Vice President of T. Rowe Price Group, Inc.; Director of T. Rowe Price International, Inc.; Director of T. Rowe Price Real Estate Group, Inc.; Director and Vice President of T. Rowe Price Trust Company; Director and President of T. Rowe Price (Canada), Inc.



      O. PBHG Mid Cap Growth: Sub-Adviser - Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") / PBHG/NWQ Value Select: Co-Sub-Advisers - Pilgrim Baxter and NWQ Investment Management Company, LLC ("NWQ")



         Pilgrim Baxter is located at 1400 Liberty Ridge Dr., Wayne, PA 19087. Harold J. Baxter, Chairman, Chief Executive Officer and Director, also serves as Trustee to PBHG Fund Distributors; PBHG Funds, PBHG Insurance Series Fund; PBHG Fund Services; and PBHG Shareholder Services.



         The remaining officers and directors of Pilgrim Baxter are Gary L. Pilgrim, President and Director (also serves as Trustee of PBHG Fund Services and PBHG Shareholder Services and President of PBHG Funds and PBHG Insurance Series Fund); Kevin M. Hunt, Director (also serves as Executive Vice President and Head of Sales, Marketing and Product Development of Old Mutual (US) Holdings, Inc., an affiliate of Pilgrim Baxter); Scott F. Powers, Director (also serves as Director of eSecLending, Analytic Investors, Inc., Barrow Hanley, Mewhinney & Strauss, Provident

         Investment Counsel, Inc., Dwight Asset Management Company, and Director and Chief Executive Officer of Old Mutual (US) Holdings, Inc. and Old Mutual Asset Managers (US) LLC, affiliate companies of Pilgrim Baxter); Thomas M. Turpin, Director (also serves as Executive Vice President and Chief Operating Officer of Old Mutual (US) Holdings, Inc. and Director of Old Mutual Asset Managers LLC); Michael S. Sutton, Chief Investment Officer and Senior Vice President; Eric C. Schneider, CPA, Chief Financial Officer, Director and Senior Vice President (also serves as Chief Financial Officer and Treasurer of PBHG Fund Services, Chief Financial Officer of PBHG Shareholder Services, and Trustee of PBHG Fund Distributors); Brian C. Dillon, CPA, Vice President and Chief Compliance Officer (also serves as Chief Compliance Officer and Registered Principal of PBHG Fund Distributors; Chief Compliance Officer of PBHG Fund Services and PBHG Shareholder Services, and Vice President of PBHG Funds and PBHG Insurance Series Fund); and John M. Zerr, Senior Vice President, General Counsel and Secretary (also serves as Vice President, General Counsel and Secretary of PBHG Funds and PBHG Insurance Series Fund and General Counsel and Secretary of PBHG Fund Services and PBHG Shareholder Services).



         (See NWQ above)



      P. Dreyfus Mid Cap and Dreyfus Small Cap Value: Sub-Adviser - The Dreyfus Corporation ("Dreyfus")




         Dreyfus is located at 200 Park Avenue, New York, New York 10166. The officers of Dreyfus are Mandell L. Berman, Director, also self-employed as a Real Estate Consultant, Residential Builder and Private Investor; Stephen R. Byers, Director, Vice Chairman and Chief Investment Officer, also serving as President of Lighthouse Growth Advisors LLC, Senior Vice President of Dreyfus Service Corporation, Member, Board of Managers of Founders Asset Management, LLC, Chief Investment Officer and Director of Dreyfus Investment Advisors, Inc.; Stephen E. Canter, Chairman of the Board, Chief Executive Officer and Chief Operating Officer, also serving as Vice Chairman of Mellon Financial Corporation, Vice Chairman of Mellon Bank, N.A., Board Member of Mellon Growth Advisors, Inc, Chairman of the Board, Director and President of Dreyfus Investment Advisors, Inc., Director of Newton Management Limited, Executive Committee Member of Mellon Bond Associates, LLP, Executive Committee Member of Mellon Equity Associates, LLP, Director of Franklin Portfolio Associates, LLC, Director of Franklin Portfolio Holdings, Inc., Director of The Boston Company Asset Management, LLC, Director of TBCAM Holdings, Inc., Director of Mellon Capital Management Corporation, Member of the Board of Managers of Founders Asset Management LLC, Director, Chairman, President and Chief Executive Officer of The Dreyfus Trust Company; J. Charles Cardona, Director and Vice Chairman, also serving as Chairman of the Board of Dreyfus Investment Advisors, Inc., Director of Boston Safe Advisors, Inc. and Executive Vice President and Director of Dreyfus Service Corporation; Steven G. Elliott, Director, also serving as Director, Senior Vice Chairman and Chief Financial Officer of Mellon Financial Corporation, Director, Senior Vice Chairman and Chief Financial Officer of Mellon Bank, N.A., Director of Mellon EFT Services Corporation, Director and Vice President of Mellon Financial Services Corporation #1, Vice President of Boston Group Holdings, Inc., Treasurer of APT Holdings Corporation, Director of Allomon Corporation, Principal Executive Officer, Chief Executive Officer, Director and President of Mellon Financial Company, Director of Mellon Overseas Investments Corporation, Treasurer of Mellon Financial Services Corporation #5, Director of Mellon Financial Markets, Inc., Director of Mellon Financial Services Corporation #17, Director of Mellon Mortgage Company and Director of Mellon Ventures, Inc.; Lawrence S. Kash, Vice Chairman, also serving as Director of The Dreyfus Trust Company, Executive Vice President of Mellon Bank, N.A. and Director and President of Boston Group Holdings, Inc.; David F. Lamere, Director, also serving as Vice Chairman of Mellon Financial Corporation, President and Director of Wellington-Medford II Properties, Inc., President and Director of TBC Securities Co., Inc., Chairman and CEO of The Boston Company, Inc., Chairman and CEO of Boston Safe Deposit and Trust Company, Chairman and Director of Mellon Private Trust Co., N.A., Director of Newton Management Limited, Executive Committee Member of Laurel Capital Advisors, LLP, Vice Chairman, Executive Management Group and Executive Vice President of Mellon Bank, N.A., Chairman of Mellon Trust of New York National Association, Chairman of Mellon Trust of California, Chairman and Director of Mellon United National Bank, President and Director of Mellon Asset Holding's, Inc. and President of Mellon Global Investing Corp.; Martin G. McGuinn, Director, also serving as Chairman, Chief Executive Officer and Director of Mellon Financial Corporation, Chairman, Chief Executive Officer and Director of Mellon Bank, N.A. and Vice Chairman of Mellon Leasing Corporation; Michael G. Millard, Director and President, also serving as Vice President of Lighthouse Growth Advisors LLC, Chairman of the Board, Chief Executive Officer, Director, Executive Vice President, Senior Vice President and Executive Vice President - Dreyfus Investment Division of Dreyfus Service Corporation, Director of Dreyfus Service Organization, Inc., Director of Dreyfus Insurance Agency of Massachusetts Inc., Director of Board of Managers of Founders Asset Management LLC and Director of Boston Safe Advisors, Inc.; Ronald P. O'Hanley, Vice Chairman and Director, also serving as Vice Chairman of Mellon Financial Corporation, Vice Chairman of Mellon Bank, N.A., Board Member of Mellon Growth Advisors, LLC, Board Member of Standish-Mellon Asset Management

         Holdings, LLC, Board Member of Standish-Mellon Asset Management Company, LLC, Director of Franklin Portfolio Holdings, Inc., Director of Franklin Portfolio Associates, LLC, Partner Representative of Pareto Partners (NY), Executive Committee Member and Director of Boston Safe Deposit and Trust Company, Executive Committee Member and Director of The Boston Company, Inc., Director of Buck Consultants, Inc., Executive Committee Member and Director of Newton Management Limited, Non-Resident Director of Mellon Global Investments Japan Ltd., Director of TBCAM Holdings, Inc., Director of The Boston Company Asset Management, LLC, Chairman and Director of Boston Safe Advisors, Inc., Partner Representative of Pareto Partners, Director of Mellon Capital Management Corporation, Director of Certus Asset Advisors Corp., Trustee and Chairman of Mellon Bond Associates, LLP, Trustee and Chairman of Mellon Equity Associates, LLP, Director, Chairman and Chief Executive Officer of Mellon Global Investing Corp., Trustee of Laurel Capital Advisors; J. David Officer, Vice Chairman and Director, also serving as President, Executive Vice President and Director of Dreyfus Service Corporation, Manager of Board of Managers and President of MBSC, LLC, Director of Boston Safe Advisors, Inc., Chairman and Director of Dreyfus Transfer, Inc., Director of Dreyfus Service Organization, Inc., Director of Dreyfus Insurance Agency of Massachusetts, Inc., Chairman of Dreyfus Brokerage Services, Inc., Director of Seven Six Seven Agency, Inc., Director of Mellon Residential Funding Corp., Director of Mellon Trust of Florida, N.A., Executive Vice President of Mellon Bank, N.A., Vice Chairman and Director of The Boston Company, Inc., President and Director of RECO, Inc., Director of Boston Safe Deposit and Trust Company, Director of Mellon Trust of New York, Director of Mellon Trust of California, Director of Mellon United National Bank, Director of Boston Group Holdings, Inc., Director of Dreyfus Financial Services Corp. and Director of Dreyfus Investment Services Corporation; Richard W. Sabo, Director, also serving as President and Chief Executive Officer of Founders Asset Management LLC; Diane P. Durnin, Executive Vice President, also serving as Director of Seven Six Seven Agency, Inc.; Mark N. Jacobs, General Counsel, Executive Vice President and Secretary, also serving as Director of Dreyfus Investment Advisors, Inc., Director of The Dreyfus Trust Company and President and Director of The TruePenny Corporation; Patrice M. Kozlowski, Senior Vice President of Corporate Communications; William H. Maresca, Controller, also serving as Vice President and Treasurer of Lighthouse Growth Advisors LLC, Chief Financial Officer, Treasurer and Director of The Dreyfus Trust Company, Chief Financial Officer and Manager of Board of Managers of MBSC, LLC, Chief Financial Officer and Director of Boston Safe Advisors, Inc., Chief Financial Officer and Director of Dreyfus Service Corporation, Treasurer of Dreyfus Consumer Credit Corporation, Treasurer of Dreyfus Investment Advisors, Inc., Vice President and Director of Dreyfus-Lincoln, Inc., Vice President and Director of The TruePenny Corporation, Vice President of The Trotwood Corporation, Vice President of Trotwood Hunters Corporation, Vice President of Trotwoods Hunters Site A Corp., Chief Financial Officer of Dreyfus Transfer, Inc., Treasurer of Dreyfus Service Organization, Inc. and Assistant Treasurer of Dreyfus Insurance Agency of Massachusetts, Inc.; Mary Beth Leibig, Vice President of Human Resources; Angela E. Price, Vice President; Theodore A. Schachar, Vice President of Tax, also serving as Assistant Treasurer of Lighthouse Growth Advisors LLC, Vice President of Tax of Dreyfus Service Corporation, Vice President of Tax of MBSC, LLC, Chairman and President of The Dreyfus Consumer Credit Corporation, Vice President of Tax of Dreyfus Investment Advisors, Inc. and Vice President of Tax of Dreyfus Service Organization, Inc.; Wendy Strutt, Vice President; Raymond J. Van Cott, Vice President of Information Systems, also serving as Vice President of Mellon Financial Corporation; James Bitetto, Assistant Secretary, also serving as Secretary of The TruePenny Corporation, Assistant Secretary of Dreyfus Service Corporation, Assistant Secretary of Dreyfus Investment Advisors, Inc., Assistant Secretary of Dreyfus Service Organization and Vice President and Director of The Dreyfus Consumer Credit Corporation; Steven F. Newman, Assistant Secretary, also serving as Vice President, Director and Secretary of Dreyfus Transfer, Inc. and Secretary of Dreyfus Service Organization, Inc.



      Q. Great Companies - Americasm, Great Companies - Technologysm and Great Companies- Global2: Sub-Adviser - Great Companies, L.L.C. ("Great Companies")



         Great Companies is located at 635 Court Street, Clearwater, Florida 33756. John R. Kenney, Chairman and Co-CEO, also serves as Director and Chairman of ATSF; Trustee and Chairman of IDEX Mutual Funds; James Hare Huguet, serves as President and Co-CEO of Great Companies; Alan F. Warrick, Director, also serves as Managing Director of AEGON USA (Cedar Rapids, IA) and Western Reserve Life Assurance Co. of Ohio (St. Petersburg, FL); Thomas R. Moriarty, Director, also serves as Chairman, Director and President of InterSecurities, Inc.; and Vice President of AFSG Securities, Inc.; (all of St. Petersburg, FL); Jerome C. Vahl, Director, also serves as Director and President of Western Reserve Life Assurance Co. of Ohio.

      R. American Century Income and Growth and American Century International:
         Sub-Adviser - American Century Investment Management, Inc. ("American Century")



         American Century is located at, 4500 Main Street, Kansas City, MO 64111. James Evans Stowers, Jr. is Director and Stockholder; James Evans Stowers, III is Director and Portfolio Manager; William McClellan Lyons is President and Chief Executive Officer and Director; Robert T. Jackson is Executive Vice President and Chief Financial Officer; David
         C. Tucker is Chief Legal Officer and Senior Vice President; Robert C. Puff is Chairman of the Board; Paul Adam Ehrhardt is Senior Vice President; William E. Koehler is Vice President and Investment Liason; John A. Lopez is Senior Vice President; Mark L. Mallon is Chief Investment Officer and Senior Vice President.



      S. Munder Net50: Sub-Adviser - Munder Capital Management ("Munder")



         Munder is located at 480 Pierce Street, Birmingham, MI 48009. James C. Robinson, Chief Executive Officer, also serves as Vice President of The Munder Funds, Portfolio Manager for World Asset Management, and Registered Representative for LPM Investment Services, Inc.; Michael Thomas Monahan is Chairman and President; Terry Harley Gardner, Vice President and Chief Financial Officer, also serves as Vice President and Chief Financial Officer of Munder Capital Management, Inc. and World Asset Management, LLC, Vice President and Treasurer of The Munder Funds; and Secretary to the Board of LPM Investment Services, Inc.; Peter Glidden Root, Vice President and Chief Investment Officer, is also a registered representative of LPM Investment Services, Inc; Leonard J. Barr II, Sr. VP & Director of Core Equity, also serves as Senior Vice President and Director of Research for Munder Capital Management, Inc., Vice President of The Munder Funds, and Director of LPM Investment Services, Inc.; and Geoffrey A. Wilson, Treasurer and Senior Portfolio Manager, is also a Registered Representative for LPM Investment Services, Inc.



      T. Capital Guardian Value, Capital Guardian U.S. Equity and Capital Guardian Global: Sub-Adviser - Capital Guardian Trust Company ("Capital Guardian")



         Capital Guardian is located at, 333 South Hope Street, Los Angeles, CA 90071. The executive officers include: Roberta A. Conroy, Senior Counsel; Michael R. Erickson, Director; David I. Fisher, Director; William H. Hurt, Chairman & Director; Nancy J. Kyle, Director; Robert Ronus, Director; Theodore R. Samuels, Director; Lionel A. Sauvage, Director; John H. Seiter, Director & Executive Vice President; Eugene
         P. Stein, Executive Vice President; Andrew F. Barth, Director; Julius
         T. Berkemeir, Vice President; James S. Kong, Senior Vice President; Karin L. Larson Director; Louise M. Moriarty, Senior Vice President; Shelby Notkin, Senior Vice President.



      U. Clarion Real Estate Securities: Sub-Adviser - ING Clarion Real Estate Securities ("Clarion")



         Clarion is located at 259 North Radnor-Chester Road, Suite 205, Radnor, PA 19087. The officers are as follows: Ritson T. Ferguson, Executive Officer/Chief Investment Officer; Jarrett B. Kling, Executive Officer; John A. Weisz, Executive Officer; Stephen J. Furnary, Executive Officer; Charles Grossman, Executive Officer; and Arnoldus W. Veenhuysen, Executive Officer.



      V. Jennison Growth: Sub-Adviser - Jennison Associates LLC ("Jennison")



         Jennison is a wholly-owned subsidiary of Prudential Financial, Inc. Jennison provides investment supervisory services to its clients, which are comprised primarily of qualified and non-qualified plans, foundations, endowments, mutual funds, private investment companies and other institutional clients.



         The business and other connections of Jennison's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is 466 Lexington Avenue, New York, New York 10017.



         The officers are as follows: Dennis M. Kass, Director, Chairman and Chief Executive Officer, also serving as Director of Prudential Trust Company; Spiros Segalas, Director, President and Chief Investment Officer; Michael A. Del Balso, Director and Executive Vice President; Karen E. Kohler, Director, Executive Vice President, Chief Operating Officer and Chief Compliance Officer; Kathleen A. McCarragher, Director and Executive Vice President; Mary-Jane Flaherty, Director, also serving as Managing Director - Strategic Initiatives of Prudential Investment Management, Inc. ("PIM"), Director and Vice President of Prudential Asset Management Holding Company ("PAMHC"); Philip N. Russo, Director, also serving as Director and Vice President of PIM, Director of PRICOA General Partner Limited; Victor Y. Sim, Director, also serving as Vice President of The Prudential Insurance Company of America ("PICA"); John R. Strangfeld,

          Director, also serving as Vice Chairman of Prudential Financial, Inc. ("PFI"), Director, Chairman and Chief Executive Officer of Prudential Securities Group, Inc., Director, Chairman and Chief Executive Officer of Prudential Securities Incorporated, Director and President of PAMHC, Director and Chairman of PIM, Executive Vice President of PICA, Executive Vice President of Prudential Investment Management Services LLC, Director and Chairman of PIM Global Financial Strategies, Inc., President of PGMA Financial Corporation, Director and President of Prudential Capital & Investment Services, LLC; Kevin C. Uebelein, Director, also serving as Director, Chief Investment Officer, Senior Managing Executive Officer and Executive Officer of The Gibralter Life Insurance Company, Ltd, Senior Vice President of PIM, Director of Prudential Holdings of Japan, Inc. and Director of Asian Infrastructure Mezzanine Capital Fund; and Bernard B. Winograd, Director, also serving as Senior Vice President of PFI, Director, Chief Executive Officer and President of PIM, Director and Vice President of PAMHC, Director and Chairman of PIM Warehouse, Inc., Director and Chairman of PIC Holdings Limited, Director of Circle Housing Corporation, and Chief Executive Officer and Trustee of 745 Property Investments.



      W. MFS High Yield: Sub-Adviser - MFS Investment Management ("MFS")



         MFS is located at 500 Boylston Street, Boston, Massachusetts 02116. The Directors of MFS are John W. Ballen, Kevin R. Parke, Joseph W. Dello Russo, William W. Scott, Martin E. Beaulieu, William W. Stinson and James C. Baillie. Jeffrey L. Shames is the Chairman, Mr. Ballen is Chief Executive Officer, Mr. William Scott is Vice Chairman, Mr. Dello Russo is Executive Vice President and also Chief Administrative Officer. Mr. Parke is President and also Chief Investment Officer. Stephen E. Cavan is a Senior Vice President, General Counsel and Secretary of MFS, Robert T. Burns is a Senior Vice President, Associate General Counsel and an Assistant Secretary of MFS, and Thomas B. Hastings is a Senior Vice President and Treasurer of MFS.



      X. BlackRock Global Science & Technology Opportunities, BlackRock Large Cap Value and BlackRock Mid Cap: Sub - Adviser - BlackRock Advisors, Inc. ("BlackRock")



         BlackRock is located at 400 Bellevue Parkway, Wilmington, DE 19809. Laurence D. Find, Chairman and CEO, also serves as Chairman and CEO of BlackRock, Inc. (New York, New York), BlackRock Financial Management, Inc., BlackRock (Japan) Inc. (New York, New York), BlackRock International, Ltd. (Edinbugh, Scotland), BlackRock Investments, Inc. (formerly Provident Advisers, Inc.) (NY, NY),and Chief Executive Officer of BlackRock Advisors, Inc., BlackRock Institutional Management Corporation (Wilmington, DE), and BlackRock Capital Management, Inc. (Wilmngton, DE), and as President, Treasurer and Trustee of BlackRock Funds, Inc. (NY, NY); Ralph L. Schlosstein, President and Director, also serves as President and Director of BlackRock, Inc, BlackRock Financial Management, Inc., BlackRock Institutional Management Corporation, BlackRock Capital Management, Inc., BlackRock(Japan) Inc., BlackRock International, Ltd.,and BlackRock Investments, Inc.; Robert
         S. Kapito, Vice Chairman and Director, also serves as Vice Chairman of BlackRock, Inc. and Vice Chairman and Director of BlackRock, Inc, BlackRock Financial Management, Inc., BlackRock Institutional Management Corporation, BlackRock Capital Management, Inc., BlackRock(Japan) Inc., BlackRock International, Ltd.,and BlackRock Investments, Inc.; Robert P. Connolly, Managing Director, General Counsel and Secretary, also serves as Managing Director, General Counsel and Secretary of BlackRock, Inc, BlackRock Financial Management, Inc., BlackRock Institutional Management Corporation, BlackRock Capital Management, Inc., BlackRock(Japan) Inc., BlackRock International, Ltd.,and BlackRock Investments, Inc.; Paul L. Audet, Director, also serves and Chief Financial Officer and Managing Director of BlackRock, Inc, BlackRock Financial Management, Inc., BlackRock(Japan) Inc., BlackRock International, Ltd., and BlackRock Investments, Inc. and as Director of BlackRock Institutional Management Corporation and BlackRock Capital Management, Inc.; Keith T. Anderson, Managing Director, also serves as Managing Director of BlackRock, Inc, BlackRock Financial Management, Inc., BlackRock Institutional Management Corporation, BlackRock Capital Management, Inc., BlackRock(Japan) Inc., BlackRock International, Ltd., and BlackRock Investments, Inc.; William J. Wykle, Managing Director, also serves as Managing Director of BlackRock, Inc, BlackRock Financial Management, Inc., BlackRock Institutional Management Corporation and BlackRock Capital Management, Inc.; Bennett W. Golub, Managing Director, also serves as Managing Director of BlackRock, Inc, BlackRock Financial Management, Inc., BlackRock Institutional Management Corporation, and BlackRock Capital Management, Inc.; Laurence J. Carolan, Managing Director & Director, also serves as Managing Director and Director of BlackRock Institutional Management Corporation, BlackRock Capital Management, Inc. and as Managing Director of BlackRock, Inc.; Kevin M. Klingert, Managing Director and Director, also serves as Managing Director and Director of BlackRock Institutional Management Corporation, BlackRock Capital Management, Inc., and Managing Director of BlackRock, Inc.; James P. Moran, Managing Director & Director, also serves as Managing Director & Director of BlackRock Institutional Management Corporation, BlackRock Capital Management, Inc., and BlackRock Investments, Inc. and as Managing Director of BlackRock, Inc.; and Thomas H. Nevin, Managing Director & Director, also serves as Managing Director and Director of BlackRock Institutional Management Corporation and BlackRock

         Capital Management, Inc., and as Managing Director of BlackRock, Inc.



      Y. PIMCO Total Return: Sub-Adviser - Pacific Investment Management Company LLC ("PIMCO")



         PIMCO is located at, 840 Newport Center Drive, Suite 300, Newport Beach CA 92660. Arnold, Tamara J. Executive Vice President, PIMCO and PIMCO Management, Inc; Asay, Michael R. Senior Vice President, PIMCO and PIMCO Management, Inc.; Baker, Brian P. Senior Vice President, PIMCO, PIMCO Management, Inc. and PIMCO Global Advisors (Singapore) Limited; Bass, Shannon Senior Vice President, PIMCO and PIMCO Management, Inc.; Beaumont, Stephen B. Vice President, PIMCO and PIMCO Management, Inc.; Benz, William R. II Managing Director, Executive Committee Member, PIMCO; Director and Managing Director, PIMCO Management, Inc.; Member of PIMCO Partners LLC; Bhansali, Vineer Executive Vice President, PIMCO and PIMCO Management, Inc.; Bishop, Gregory A. Senior Vice President, PIMCO and PIMCO Management, Inc.; Vice President, PIMCO Variable Insurance Trust; Borneleit, Adam Vice President, PIMCO and PIMCO Management, Inc.; Brown, Eric Vice President, PIMCO and PIMCO Management, Inc.; Assistant Treasurer, the Trust, PIMCO Variable Insurance Trust, and PIMCO Commercial Mortgage Securities Trust, Inc.; Brynjolfsson, John B. Executive Vice President, PIMCO and PIMCO Management, Inc. Burns, R. Wesley Managing Director, PIMCO. Director and Managing Director, PIMCO Management, Inc.; Member of PIMCO Partners LLC. President and Trustee of the Trust and PIMCO Variable Insurance Trust; President and Director of PIMCO Commercial Mortgage Securities Trust, Inc.; Director, PIMCO Funds: Global Investors Series plc and PIMCO Global Advisors (Ireland) Limited; Callin, Sabrina C. Vice President, PIMCO and PIMCO Management, Inc. Clark, Marcia K. Vice President, PIMCO and PIMCO Management, Inc. Conseil, Cyrille Senior Vice President, PIMCO and PIMCO Management, Inc. Cummings, Doug Vice President, PIMCO and PIMCO Management, Inc. Cupps, Wendy W. Executive Vice President, PIMCO and PIMCO Management, Inc. Dada, Suhail Vice President, PIMCO and PIMCO Management, Inc. Dawson, Craig Vice President, PIMCO and PIMCO Management, Inc. Dialynas, Chris Managing Director, PIMCO; Director and Managing Director, PIMCO Management, Inc.; Member of PIMCO Partners LLC. Dorff, David J. Vice President, PIMCO and PIMCO Management, Inc. Dow, Michael G. Senior Vice President, PIMCO, PIMCO Management, Inc. and the Trust. Dunn, Anita Vice President, PIMCO and PIMCO Management, Inc. Durn, Sandra Senior Vice President, PIMCO and PIMCO Management, Inc. Easterday, Jeri Vice President, PIMCO and PIMCO Management, Inc. El-Erian, Mohamed A. Managing Director, PIMCO; Director and Managing Director, PIMCO Management, Inc. Estep, Bret W. Vice President, PIMCO and PIMCO Management, Inc. Ettl, Robert A. Executive Senior Vice President, PIMCO and PIMCO Management, Inc. Evans, Stephanie D. Vice President, PIMCO and PIMCO Management, Inc. Feingold, Andrea S. Executive Vice President, PIMCO and PIMCO Management, Inc. Fisher, Marcellus Vice President, PIMCO and PIMCO Management, Inc. Fitzgerald, Robert M. Chief Financial Officer and Treasurer, PIMCO, PIMCO Management, Inc., Cadence Capital Management, Inc., NFJ Investment Group, NFJ Management, Inc., Parametric Portfolio Associates, Parametric Management Inc., StocksPLUS Management Inc. and PIMCO Funds Distributors LLC; Chief Financial Officer and Assistant Treasurer, Cadence Capital Management; Director, Senior Vice President and Chief Financial Officer, Oppenheimer Group, Inc.; Chief Financial Officer and Senior Vice President, PIMCO Advisors; Chief Financial Officer, PIMCO Global Advisors LLC. Fournier, Joe Vice President, PIMCO and PIMCO Management, Inc. Foulke, Steve A. Senior Vice President, PIMCO and PIMCO Management, Inc. Frisch, Ursula
         T. Senior Vice President, PIMCO and PIMCO Management, Inc. Garbuzov, Yuri P. Vice President, PIMCO and PIMCO Management, Inc. Gleason, G. Steven Vice President, PIMCO and PIMCO Management, Inc. Goldman, Stephen S. Vice President, PIMCO and PIMCO Management, Inc. Graber, Greg Vice President, PIMCO and PIMCO Management, Inc. Gross, William H. Managing Director and Executive Committee Member, PIMCO; Director and Managing Director, PIMCO Management, Inc.; Director and Vice President, StocksPLUS Management, Inc.; Senior Vice President of the Trust and PIMCO Variable Insurance Trust; Member of Management Board, PIMCO Advisors; Member of PIMCO Partners LLC. Hague, John L. Managing Director, PIMCO; Director and Managing Director, PIMCO Management, Inc.; Member of PIMCO Partners LLC. Hally, Gordon C. Executive Vice President, PIMCO and PIMCO Management, Inc. Hamalainen, Pasi M. Managing Director, PIMCO; Director and Managing Director, PIMCO Management, Inc. Hardaway, John P. Senior Vice President, PIMCO and PIMCO Management, Inc.; Treasurer, the Trust, PIMCO Variable Insurance Trust, PIMCO Commercial Mortgage Securities Trust, Inc. and PIMCO
         Funds: Multi-Manager Series. Harris, Brent R. Managing Director and Executive Committee Member, PIMCO; Director and Managing Director, PIMCO Management, Inc.; Director and Vice President, StocksPLUS Management, Inc.; Trustee and Chairman of the Trust and PIMCO Variable Insurance Trust; Director and Chairman, PIMCO Commercial Mortgage Securities Trust, Inc.; Member of Management Board and Executive Committee, PIMCO Advisors; Member of PIMCO Partners LLC. Hart, Phillip Vice President, PIMCO, PIMCO Management, Inc., and PIMCO Global Advisors (Sydney) Limited. Harumi, Kazunori Vice President, PIMCO, PIMCO Management, Inc., and PIMCO Global Advisors (Japan) Limited. Hayes, Raymond C. Vice President, PIMCO, PIMCO Management, Inc. and the Trust. Hinman, David C. Executive Vice President, PIMCO and PIMCO Management, Inc. Hodge, Douglas M. Executive Vice President, PIMCO and PIMCO Management, Inc. Holden, Brent L. Managing Director, PIMCO; Director and Managing Director, PIMCO Management, Inc. Holloway, Dwight F., Jr. Senior Vice President, PIMCO, PIMCO Management, Inc. and PIMCO Global Advisors (Europe) Limited. Hudoff, Mark Senior Vice

         President, PIMCO, PIMCO Management, Inc., and PIMCO Global Advisors (Munich) Limited. Hudson, James Vice President, PIMCO, PIMCO Management, Inc. and PIMCO Global Advisors (London) Limited. Isberg, Margaret E. Managing Director, PIMCO; Director and Managing Director, PIMCO Management, Inc.; Senior Vice President of the Trust. Ivascyn, Daniel J. Vice President, PIMCO and PIMCO Management, Inc. Jacobs, Lew
         W. Senior Vice President, PIMCO and PIMCO Management, Inc. Kelleher III, Thomas J. Vice President, PIMCO, PIMCO Management, Inc. and the Trust. Keller, James M. Executive Vice President, PIMCO and PIMCO Management, Inc. Kendrick, Karen Vice President, PIMCO and PIMCO Management, Inc. Kennedy, Raymond G., Jr. Executive Vice President, PIMCO and PIMCO Management, Inc. Kido, Mashiro Vice President, PIMCO, PIMCO Management, Inc., and PIMCO Global Advisors (Japan) Limited. Kiesel, Mark R. Senior Vice President, PIMCO and PIMCO Management, Inc. Kirkbaumer, Steven P. Vice President, PIMCO, PIMCO Management, Inc. and PIMCO Variable Insurance Trust. Koba, Toshio Vice President, PIMCO, PIMCO Management, Inc., and PIMCO Global Advisors (Japan) Limited. Lackey, W. M. Reese Vice President, PIMCO and PIMCO Management, Inc. Larsen, Henrik P. Vice President and Manager, Fund Administration, PIMCO. Vice President, the Trust, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Funds:
         Multi-Manager Series. Lee, David Vice President, PIMCO and PIMCO Management, Inc. Lindgren, Peter Senior Vice President, PIMCO, PIMCO Management, Inc., and PIMCO Global Advisors (London) Limited. Loftus, John S. Managing Director, PIMCO; Director and Managing Director, PIMCO Management, Inc.; Senior Vice President of the Trust; Vice President and Assistant Secretary, StocksPLUS Management, Inc. Lown, David Senior Vice President, PIMCO and PIMCO Management, Inc. Ludwig, Jeff Senior Vice President, PIMCO and PIMCO Management, Inc. Makinoda, Naoto Vice President, PIMCO, PIMCO Management, Inc., and PIMCO Global Advisors (Japan) Limited. Mallegol, Andre J. Vice President, PIMCO, PIMCO Management, Inc. and the Trust. Mariappa, Sudesh N. Executive Vice President, PIMCO and PIMCO Management, Inc. Martin, Scott W. Vice President, PIMCO and PIMCO Management, Inc. Martini, Michael E. Senior Vice President, PIMCO and PIMCO Management, Inc. Mather, Scott A. Executive Vice President, PIMCO and PIMCO Management, Inc.; Senior Vice President, PIMCO Commercial Mortgage Securities Trust, Inc. McCray, Mark V. Executive Vice President, PIMCO and PIMCO Management, Inc. McCulley, Paul A. Managing Director, PIMCO; Director and Managing Director, PIMCO Management, Inc. McDevitt, Joseph E. Executive Vice President, PIMCO and PIMCO Management, Inc.; Director and Chief Executive Officer, PIMCO Global Advisors (Europe) Limited. Meiling, Dean S. Managing Director, PIMCO; Director and Managing Director, PIMCO Management, Inc.; Vice President, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, PIMCO Funds: Global Investors Series plc and PIMCO Global Advisors (Ireland) Limited; Member, PIMCO Partners LLC. Metsch, Mark E. Vice President, PIMCO and PIMCO Management, Inc. Mewbourne, Curtis Senior Vice President, PIMCO and PIMCO Management, Inc. Miller, John Vice President, PIMCO and PIMCO Management, Inc. Millimet, Scott Vice President, PIMCO, PIMCO Management, Inc. and the Trust. Mitchell, Gail Vice President, PIMCO and PIMCO Management, Inc. Moll, Jonathan D. Senior Vice President, PIMCO and PIMCO Management, Inc. Monson, Kirsten S. Executive Vice President, PIMCO and PIMCO Management, Inc. Muzzy, James F. Managing Director, PIMCO; Director and Managing Director, PIMCO Management, Inc.; Director and Vice President, StocksPLUS Management, Inc.; Senior Vice President, PIMCO Variable Insurance Trust; Member of PIMCO Partners LLC.; Vice President of the Trust. Nercessian, Terry Vice President, PIMCO and PIMCO Management, Inc. Norris, John Vice President, PIMCO and PIMCO Management, Inc. Nguyen, Vinh T. Controller, PIMCO; Vice President and Controller, PIMCO Advisors, Cadence Capital Management, Inc., NFJ Management, Inc., Parametric Management, Inc., StocksPLUS Management, Inc., PIMCO Funds Distributors LLC, PIMCO Management, Inc., PIMCO Global Advisors LLC. O'Connell, Gillian Vice President, PIMCO, PIMCO Management, Inc., and PIMCO Global Advisors (London) Limited. O'Keefe, R. Ian Vice President, PIMCO and PIMCO Management, Inc. Okamura, Shigeki Vice President, PIMCO, PIMCO Management, Inc., and PIMCO Global Advisors (Japan) Limited. Ongaro, Douglas J. Vice President, PIMCO, PIMCO Management, Inc. and the Trust. Otterbein, Thomas J. Executive Vice President, PIMCO and PIMCO Management, Inc. Palghat, Kumar N. Senior Vice President, PIMCO, PIMCO Management, Inc. and PIMCO Global Advisors (Australia) Limited. Paulson, Bradley W. Senior Vice President, PIMCO and PIMCO Management, Inc. Perez, Keith Vice President, PIMCO and PIMCO Management, Inc. Phansalker, Mohan V. Executive Vice President, Senior Legal Officer and Assistant Secretary, PIMCO and PIMCO Management, Inc.; Vice President and Assistant Secretary, StocksPLUS Management, Inc. Philipp, Elizabeth M. Senior Vice President, PIMCO and PIMCO Management, Inc. Pittman, David J. Vice President, PIMCO, PIMCO Management, Inc. and the Trust. Podlich, William F. III Managing Director, PIMCO; Director and Managing Director, PIMCO Management, Inc.; Member of Management Board, PIMCO Advisors; Member of PIMCO Partners LLC. Porterfield, Mark Vice President, PIMCO and PIMCO Management, Inc. Powers, William C. Managing Director and Executive Committee Member, PIMCO; Director and Managing Director, PIMCO Management, Inc.; Senior Vice President, PIMCO Commercial Mortgage Securities Trust, Inc.; Member of PIMCO Partners LLC. Rappaport, Marcy Vice President, PIMCO and PIMCO Management, Inc. Reimer, Ron Vice President, PIMCO and PIMCO Management, Inc. Reisz, Paul W. Vice President, PIMCO and PIMCO Management, Inc. Repoulis, Yiannis Vice President, PIMCO, PIMCO Management, Inc. and PIMCO Global Advisors (Europe) Limited. Rodgerson, Carol Vice President, PIMCO and PIMCO Management, Inc. Romano, Mark A. Vice President, PIMCO, PIMCO Management, Inc. and the Trust. Roney, Scott L. Senior Vice President, PIMCO and PIMCO Management, Inc.; Director and Chief Executive Officer, PIMCO Global Advisors (Japan) Limited. Rosiak, Jason Vice President, PIMCO and PIMCO Management, Inc. Rowe, Cathy T. Vice President, PIMCO and PIMCO Management, Inc. Ruthen, Seth R. Senior Vice President, PIMCO and PIMCO Management, Inc. Sargent, Jeffrey M. Senior Vice President, PIMCO, PIMCO Management, Inc., and the Trust, PIMCO Funds:
         Multi-Manager Series, PIMCO Variable Insurance Trust, and PIMCO Commercial Mortgage Securities Trust, Inc. Schmider, Ernest L. Managing Director and Secretary, PIMCO; Director, Managing Director and Secretary, PIMCO Management, Inc.; Secretary, PIMCO Partners LLC; Director and Assistant Secretary, StocksPLUS Management, Inc.; Senior Vice President, PIMCO Advisors. Scholey, Leland T. Senior Vice President, PIMCO, PIMCO Management, Inc. and the Trust. Schucking, Ivor Senior Vice President, PIMCO and PIMCO Management, Inc. Schulist, Stephen O. Senior Vice President, PIMCO and PIMCO Management, Inc. Scibisz, Iwona E. Vice President, PIMCO and PIMCO Management, Inc. Seliga, Denise C. Senior Vice President, PIMCO and PIMCO Management, Inc. Sellers, Devin Vice President, PIMCO and PIMCO Management, Inc. Shaler, Tim Vice President, PIMCO and PIMCO Management, Inc. Sheehy, Erica Vice President, PIMCO and PIMCO Management, Inc. Simon, Scott Executive Vice President, PIMCO and PIMCO Management, Inc. Telish, Christine Vice President, PIMCO and PIMCO Management, Inc. Theodore, Kyle, J. Vice President, PIMCO and PIMCO Management, Inc. Thomas, Lee
         R. Managing Director, PIMCO; Director and Managing Director, PIMCO Management, Inc.; Member PIMCO Partners LLC. Thompson, William S. Jr. Chief Executive Officer, Managing Director and Executive Committee Member, PIMCO; Director, Managing Director and Chief Executive Officer, PIMCO Management, Inc.; Director and President, StocksPLUS Management, Inc.; Senior Vice President of PIMCO Variable Insurance Trust; Vice President of the Trust and PIMCO Commercial Mortgage Securities Trust, Inc.; Member of Management Board and Executive Committee Member, PIMCO Advisors; Member, President and Chief Executive Officer of PIMCO Partners LLC. Thurston, Powell Vice President, PIMCO and PIMCO Management, Inc. Trosky, Benjamin L. Managing Director, PIMCO; Director and Managing Director, PIMCO Management, Inc.; Senior Vice President, PIMCO Commercial Mortgage Securities Trust, Inc.; Member of Management Board, PIMCO Advisors; Member of PIMCO Partners LLC. Tyson, Richard E. Senior Vice President, PIMCO and PIMCO Management, Inc. Van de Zilver, Peter A. Vice President, PIMCO and PIMCO Management, Inc. Van Heel, Marc Senior Vice President, PIMCO, PIMCO Management, Inc. and PIMCO Global Advisors (Europe) Limited. Vick, Dave Vice President, PIMCO, PIMCO Management, Inc., and PIMCO Global Advisors (Sydney) Limited. Weil, Richard M. Executive Vice President and Assistant Secretary, PIMCO, PIMCO Management, Inc., Cadence Capital Management, and PIMCO Funds Distributors LLC; General Counsel and Senior Vice President, PIMCO Advisors; Secretary, Cadence Capital Management, Inc. NFJ Management, Inc., Parametric Management, Inc., NFJ Investment Group, Parametric Portfolio Associates, and StocksPLUS Management, Inc.; Vice President, PIMCO Funds: Multi-Manager Series; Senior Vice President, General Counsel and Assistant Secretary, PIMCO Global Advisors LLC; Senior Vice President and Assistant Secretary, PIMCO Global Advisors (Japan) Limited. Willemsen, Mick Vice President, PIMCO and PIMCO Management, Inc.; Assistant Secretary, the Trust, PIMCO Variable Insurance Trust, and PIMCO Commercial Mortgage Securities Trust, Inc. Wilson, John Senior Vice President, PIMCO, PIMCO Management, Inc. and PIMCO Global Advisors (Sydney) Limited. Wilson, Susan Senior Vice President, PIMCO and PIMCO Management, Inc. Wood, George H. Executive Vice President, PIMCO and PIMCO Management, Inc. Wyman, Charles Executive Vice President, PIMCO and PIMCO Management, Inc. Young, David Senior Vice President, PIMCO, PIMCO Management, Inc. and PIMCO Global Advisors (Europe) Limited. Yu, Cheng-Yuan Vice President, PIMCO and PIMCO Management, Inc. Zhu, Changhong Senior Vice President, PIMCO and PIMCO Management, Inc.



      Z. Transamerica Equity, Transamerica U.S. Government Securities, Transamerica Money Market, Transamerica Value Balanced, Transamerica Convertible Securities and Transamerica Growth Opportunities:
         Sub-Adviser - Transamerica Investment Management, LLC ("TIM")



         TIM is located at 1150 South Olive Street, Suite 2700, Los Angeles, California 90015. The officers are Patrick S. Baird, Manager, and is also Director, President and CEO of AEGON, USA. John R. Kenney, Manager, and is also Chairman, Director and Co-Chief Executive Officer of Great Companies, L.L.C. Larry N. Norman, Manager, and is also Director, AEGON/Transamerica Series Fund, Inc. ("ATSF"), and AEGON/Transamerica Investor Services, Inc; ("ATIS") Director and Chairman, AEGON/Transamerica Fund Advisers, Inc. ("ATFA"), and AEGON/Transamerica Fund Services, Inc. ("ATFS"); and Director and President of AFSG Securities Corporation ("AFSG"). John C. Riazzi, Manager and Chief Executive Officer. Gary U. Rolle, Manager, President and Chief Investment Officer. Brian C. Scott, Manager, and is also Director, President and Chief Executive Officer of ATFA ,ATFS and ATIS; President and Chief Executive Officer, ATSF. Ann Marie Swanson, Vice President, Chief Compliance Officer and Secretary. Jeffrey S. Van Harte, Manager, Senior Vice President and Head of Equities.

     AA. Select+ Aggressive, Select+ Growth & Income, and Select+ Conservative:
         Sub-Adviser - Union Planters Investment Advisors, Inc. ("Union
         Planters")



         Union Planters is located at 1 South Church Street, Suite 500, Belleville, Illinois 62220. Alan W. Kennebeck, Chairman & Director, also serves as SEVP of Union Planters Corporation; Paul A. Anderson, President & Director, also serves as Chief Investment Officer.



     BB. Marsico Growth: Sub-Adviser - Banc of America Capital LLC ("BACAP")



         BACAP is located at 101 S. Tryon Street, Charlotte, North Carolina 28255. Michael E. Kenneally, President, Chief Investment Officer, Co-Chairman and Manager of BACAP, member of the Management Committee of BACAP, Manager of Banc of America Advisors, LLC, Director of Banc of America Capital Management Alternative Advisors, Inc., and Senior Vice President - Investment Management Products of Banc of America, N.A.; Robert H. Gordon, Chief Marketing Officer, Co-Chairman and Manager of BACAP, Director of Banc of America Capital Management (Ireland), Limited, Director of Banc of America Capital Management Alternative Advisors, Inc., President and Manager of Banc of America Advisors, LLC, Senior Vice President - Investment Management Marketing and Distribution bank of America, N.A.; Edward D. Bedard, Chief Administrative Officer, Treasurer and Manager of BACAP, Director of Banc of America Capital Management (Ireland), Limited, Various to Director, Senior Vice President and Treasurer of Banc of America Capital Management Alternative Advisors, Inc., Chief Operating Officer and Manager of Banc of America Advisors, LLC, Senior Vice President of Bank of America, N.A.; Jacquelyn L. Dezort, Manager of BACAP, Manager of Banc of America Advisors, LLC, Various positions to Senior Vice President of Banc of America, N.A.; Robert W. Decker, Chief Operating Officer and Manager of BACAP, Senior Vice President and Manager of Banc of America Advisors, LLC, Various to Senior Vice President and Director of Banc of America Capital Management Alternative Advisors, Inc., Senior Vice President of Bank of America, N.A.; Kirk D. Hartman, Chief Investment Officer - Fixed Income Management of BACAP, President, Chief Investment Officer and Director of Boatman's Capital Management, Inc. Corporation, President of Sovran Capital Management Corporation, Executive Vice President of Bank of America, N.A., Chief Investment Officer - Fixed Income of Bank of America Investment Management, and President and Director of Fixed Income of Bank of America Capital Management, Inc.


Item 27. Principal Underwriter

         (a) AFSG Securities Corporation ("AFSG") is the principal underwriter for the Fund. AFSG currently serves as principal underwriter for the separate accounts of other affiliated Insurance Companies.

         (b)      Directors and Officers of AFSG:

NAME AND PRINCIPAL               POSITION AND OFFICES WITH                  POSITION AND OFFICES WITH
BUSINESS ADDRESS                      UNDERWRITER                              REGISTRANT
Larry N. Norman           (1)    Director and President                           Director

Anne M. Spaes             (1)    Director and Vice President                      N/A

John K. Carter            (2)    Vice President                                   Senior Vice President, Secretary
                                                                                  and General Counsel

Christopher G. Roetzer    (2)    Vice President                                   Vice President and Principal
                                                                                  Accounting Officer

William G. Cummings       (2)    Vice President                                   N/A

Frank A. Camp             (1)    Secretary                                        N/A

Priscilla I. Hechler      (2)    Assistant Vice President and Assistant           N/A
                                 Secretary
Thomas E. Pierpan         (2)    Assistant Vice President and Assistant           N/A
                                 Secretary
Michael V. Williams       (2)    Vice President                                   N/A

Linda Gilmer              (1)    Controller and Treasurer                         N/A

Thomas R. Moriarty        (2)    Vice President                                   N/A

Darin D. Smith            (1)    Vice President and Assistant Secretary           N/A

Teresa L. Stolba          (1)    Assistant Compliance Officer                     N/A

Emily Bates               (3)    Assistant Treasurer                              N/A

Clifton W. Flenniken      (4)    Assistant Treasurer                              N/A

--------------------------------------

(1)      4333 Edgewood Road, N.E., Cedar Rapids, IA 52499-0001

(2)      570 Carillon Parkway, St. Petersburg, FL 33716-1202

(3)      400 West Market Street, Louisville, KY 40202

(4)      1111 North Charles Street, Baltimore, MD 21201

Item 28. Location of Accounts and Records.

         The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and rules promulgated thereunder are in the possession of AEGON/Transamerica Fund Advisers, Inc. and AEGON/Transamerica Fund Services, Inc. at their offices at 570 Carillon Parkway, St. Petersburg. Florida 33716, or at the offices of the Fund's custodian, Investors Bank & Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02111.

Item 29. Management Services.

         Not applicable

Item 30. Undertakings.

         Not applicable

                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, AEGON/Transamerica Series Fund, Inc., certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities and Exchange Act of 1933 and has duly caused this Post-Effective Amendment No. 57 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Petersburg, State of Florida, on the 30th day of April 2003.



                                            AEGON/TRANSAMERICA SERIES FUND, INC.



                                            By: /s/ John R. Kenney
                                                ---------------------------
                                                John R. Kenney*
                                                Chairman of the Board



         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 57 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:



Signature and Title                                    Date
-------------------                                    ----



 /s/ John R. Kenney                                   April 30, 2003
--------------------------------
John R. Kenney*
Director, Chairman of the Board



 /s/ Brian C. Scott                                   April 30, 2003
-------------------------------
Brian C. Scott*
President & Chief Executive Officer



 /s/ Larry N. Norman                                  April 30, 2003
-------------------------------
Larry N. Norman*
Director



 /s/ Peter R. Brown                                   April 30, 2003
-------------------------------
Peter R. Brown *
Director



 /s/ Charles C. Harris                                April 30, 2003
-------------------------------
Charles C. Harris*
Director



 /s/ Russell A. Kimball, Jr.                          April 30, 2003
-------------------------------
Russell A. Kimball, Jr. *
Director



 /s/ William W. Short, Jr.                           April 30, 2003
-------------------------------
William W. Short, Jr.*
Director



 /s/ Kim D. Day                                      April 30, 2003
 ------------------------------
Kim D. Day
Vice President, Treasurer and
Principal Financial Officer



 /s/ Christopher G. Roetzer                           April 30, 2003
-------------------------------
Christopher G. Roetzer
Vice President and Principal Accounting Officer

/s/ Leo J. Hill                                       April 30, 2003
-------------------------------
Leo J. Hill*
Director



/s/ Janice B. Case                                    April 30, 2003
-------------------------------
Janice B. Case*
Director



/s/ Daniel Calabria                                   April 30, 2003
-------------------------------
Daniel Calabria*
Director



/s/ John K. Carter
-------------------------------
* Signed by John K. Carter
  as Attorney-in-fact

                             WASHINGTON, D.C. 20549
                       SECURITIES AND EXCHANGE COMMISSION

                               EXHIBITS FILED WITH
                       POST-EFFECTIVE AMENDMENT NO. 57 TO
                            REGISTRATION STATEMENT ON


                                    FORM N-1A

                      AEGON/TRANSAMERICA SERIES FUND, INC.
                             REGISTRATION NO. 33-507


                                      EXHIBIT INDEX

Exhibit No.                        Description of Exhibit

  23.(i)              Opinion and Consent of Counsel

  23.(j)              Consent of Independent Certified Public Accountant